                                                    Registration No. 333-165395
                                                     Registration No. 811-07659

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4
                         REGISTRATION STATEMENT
                                  UNDER
                        THE SECURITIES ACT OF 1933      [X]
                       PRE-EFFECTIVE AMENDMENT NO.      [_]
                     POST-EFFECTIVE AMENDMENT NO. 12    [X]
                                  AND/OR
                          REGISTRATION STATEMENT
                                  UNDER
                    THE INVESTMENT COMPANY ACT OF 1940  [X]
                            AMENDMENT NO. 385           [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                               -----------------

                            SEPARATE ACCOUNT NO. 49
                                      OF
                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 554-1234

                               -----------------

                                  SHANE DALY
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):

    [_]Immediately upon filing pursuant to paragraph (b) of Rule 485.
    [X]On April 29, 2016 pursuant to paragraph (b) of Rule 485.
    [_]60 days after filing pursuant to paragraph (a)(1) of Rule 485.
    [_]On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
    [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

   Units of interest in Separate Account under variable annuity contracts.

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                               EXPLANATORY NOTE:

This Post-Effective Amendment No. 12 ("PEA") to the Form N-4 Registration Statement No. 333-165395 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account No. 49 is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Prospectus and Statement of Additional Information which is hereby incorporated by reference. Part C has also been updated pursuant to the requirements of Form N-4. The PEA does not amend any other part of the Registration Statement except as specifically noted herein.

Structured Capital Strategies(R)

A variable and index-linked deferred annuity contract


PROSPECTUS DATED MAY 1, 2016


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PURCHASING OR TAKING ANY OTHER ACTION UNDER YOUR CONTRACT. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

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WHAT IS STRUCTURED CAPITAL STRATEGIES(R)?


Structured Capital Strategies(R) is a variable and index-linked deferred annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY. The Structured Capital Strategies(R) contract is offered in various classes, called Series B, Series C and Series ADV. The contracts provide for the accumulation of retirement savings. The contract also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, in one or more of the Segments comprising the Structured Investment Option or in our Dollar Cap Averaging Program. See "Definition of key terms" later in this Prospectus for a more detailed explanation of terms associated with the Structured Investment Option.


This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements. The contract should also be read carefully.

The contract may not currently be available in all states. In addition, certain features described in this Prospectus may vary in your state. Not all indices are available in all states. For a state-by-state description of all material variations to this contract, see "Appendix II" later in this Prospectus. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.

WE RESERVE THE RIGHT TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE ADDITIONAL LIMITATIONS ON, CONTRIBUTIONS INTO CERTAIN INVESTMENT OPTIONS, INCLUDING ANY OR ALL OF THE SEGMENTS COMPRISING THE STRUCTURED INVESTMENT OPTION. IF WE EXERCISE THIS RIGHT, YOUR ABILITY TO INVEST IN YOUR CONTRACT, INCREASE YOUR CONTRACT VALUE AND, CONSEQUENTLY, INCREASE YOUR DEATH BENEFIT WILL BE LIMITED.

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PLEASE REFER TO PAGE 14 OF THIS PROSPECTUS FOR A DISCUSSION OF RISK FACTORS.
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Our variable investment options are subaccounts offered through Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("portfolio") of the EQ Advisors Trust (the "Trust"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio. Below is a complete list of the variable investment options:

VARIABLE INVESTMENT OPTIONS
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.. EQ/Core Bond Index
.. EQ/Equity 500 Index
.. EQ/Money Market
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We also offer our Structured Investment Option, which permits you to invest in one or more Segments, each of which provides performance tied to the performance of a securities or commodities index for a set period (1 year, 3 years or 5 years). The Structured Investment Option does not involve an investment in any underlying portfolio. Instead, it is an obligation of AXA Equitable Life Insurance Company. Unlike an index fund, the Structured Investment Option provides a return at Segment maturity designed to provide a combination of protection against certain decreases in the index and a limitation on participation in certain increases in the index through the use of Performance Cap Rates. Our minimum Performance Cap Rates for 1, 3, and 5-year Segments are 2%, 6%, and 10% respectively. WE WILL NOT OPEN A SEGMENT WITH A PERFORMANCE CAP RATE BELOW THE APPLICABLE MINIMUM PERFORMANCE CAP RATE. The extent of the downside protection at Segment maturity varies by segment, ranging from the first 10%, 15%, 20%, 25% or 30% of loss. All guarantees are subject to AXA Equitable's claims paying ability. THERE IS A RISK OF A SUBSTANTIAL LOSS OF YOUR PRINCIPAL BECAUSE YOU AGREE TO ABSORB ALL LOSSES TO THE EXTENT THEY EXCEED THE PROTECTION PROVIDED BY THE STRUCTURED INVESTMENT OPTION AT SEGMENT MATURITY. IF YOU WOULD LIKE A GUARANTEE OF PRINCIPAL, WE OFFER OTHER PRODUCTS THAT PROVIDE SUCH GUARANTEES.


The total amount earned on an investment in a Segment of the Structured Investment Option is only applied at Segment maturity. If you take a withdrawal from a Segment on any date prior to Segment maturity, we calculate the interim value of the Segment as described in "Appendix III -- Segment Interim Value." This amount may be less than the amount invested and may be less than the amount you would receive had you held the investment until Segment maturity. The Segment Interim Value will generally be negatively affected by increases in the expected volatility of index prices, interest rate increases, and by poor market performance. All other factors being equal, the Segment Interim Value would be lower the earlier a withdrawal or surrender is made during a Segment. Also, participation in upside performance for early withdrawals is pro-rated based on the period those amounts were invested in a Segment. This means you participate to a lesser extent in upside performance the earlier you take a withdrawal.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                                            SCS

                                                                         #56412

We currently offer the Structured Investment Option using the following indices:

INDICES
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.. S&P 500 Price Return Index

.. Russell 2000(R) Price Return Index

.. NASDAQ-100 Price Return Index

.. MSCI EAFE Price Return Index

.. MSCI Emerging Markets Price Return Index
.. Financial Select Sector SPDR Fund

.. iShares(R) Dow Jones U.S. Real Estate Index Fund

.. London Gold Market Fixing Ltd PM Fix Price/USD (the "Gold Index")

.. NYMEX West Texas Intermediate Crude Oil Generic Front-Month Futures (the "Oil
  Index")
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TYPES OF CONTRACTS. We offer the contracts for use as:

..   A nonqualified annuity ("NQ") for after-tax contributions only.

..   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

..   An annuity that is an investment vehicle for a qualified plan ("QP")
    (whether defined contribution or defined benefit; transfer contributions only).

A minimum contribution of $25,000 is required to purchase a contract.

You can purchase this contract in one of three ways: (i) as a Series B contract, which has withdrawal charges, (ii) as a Series C contract, which has no withdrawal charges, or (iii) as a Series ADV contract, if you are a participant in an account established under a fee-based program sponsored by a registered investment adviser that we accept, which has no withdrawal charges.

The principal underwriters of the contract are AXA Advisors, LLC and AXA Distributors, LLC. The offering of the contract is intended to be continuous.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2016, is a part of the registration statement filed on Form N-4. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.

Contents of this Prospectus

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             Who is AXA Equitable?                               5
             Definitions of key terms                            6
             Structured Capital Strategies(R) at a glance --
               key features                                      8

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             FEE TABLE                                          12
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             Examples                                           13
             Condensed financial information                    14

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             1. RISK FACTORS                                    15
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             Cybersecurity                                      18

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             2. HOW TO REACH US                                 19
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             3. CONTRACT FEATURES AND BENEFITS                  21
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             How you can purchase and contribute to your
               contract                                         21
             Owner and annuitant requirements                   24
             How you can make your contributions                24
             Allocating your contributions                      25
             What are your investment options under the
               contract?                                        25
             Portfolios of the Trust                            26
             Structured Investment Option                       27
             Dollar Cap Averaging Program                       35
             Pre-Packaged Segment Selection                     36
             Your right to cancel within a certain number of
               days                                             37

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             4. DETERMINING YOUR CONTRACT'S VALUE               39
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             Your account value and cash value                  39
             Your contract's value in the variable investment
               options and Segment Type Holding Accounts        39
             Your contract's value in the Structured
               Investment Option                                39

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             5. TRANSFERRING YOUR MONEY AMONG INVESTMENT
               OPTIONS                                          41
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             Transferring your account value                    41
             Disruptive transfer activity                       41


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"We," "our," and "us" refer to AXA Equitable.
When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                          CONTENTS OF THIS PROSPECTUS

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             6. ACCESSING YOUR MONEY                            43
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             Withdrawing your account value                     43
             How withdrawals are taken from your account value 44 Surrendering your contract to receive its cash
               value                                            44
             Withdrawals treated as surrenders                  44
             When to expect payments                            44
             Your annuity payout options                        44

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             7. CHARGES AND EXPENSES                            47
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             Charges that AXA Equitable deducts                 47
             Charges under the contracts                        47
             Charges that the Trust deducts                     49
             Group or sponsored arrangements                    49
             Other distribution arrangements                    49

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             8. PAYMENT OF DEATH BENEFIT                        50
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             Your beneficiary and payment of benefit            50
             Beneficiary continuation option                    51

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             9. TAX INFORMATION                                 54
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             Overview                                           54
             Buying a contract to fund a retirement arrangement 54
             Transfers among investment options                 54
             Taxation of nonqualified annuities                 54
             Individual retirement arrangements ("IRAs")        56
             Traditional individual retirement annuities
               ("traditional IRAs")                             57
             Roth individual retirement annuities ("Roth IRAs") 61 Federal and state income tax withholding and
               information reporting                            64
             Impact of taxes to AXA Equitable                   65

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             10. MORE INFORMATION                               66
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             About Separate Account No. 49                      66
             About Separate Account No. 68                      66
             About the Trust                                    66
             About the general account                          67
             About other methods of payment                     67
             Dates and prices at which contract events occur    67
             About your voting rights                           68
             Statutory compliance                               68
             About legal proceedings                            68
             Financial statements                               68
             Transfers of ownership, collateral assignments,
               loans, and borrowing                             69
             About Custodial IRAs                               69
             Distribution of the contracts                      69


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             11. INCORPORATION OF CERTAIN DOCUMENTS BY
               REFERENCE                                        72
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        APPENDICES
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          I  --  Condensed financial information                     I-1
         II  --  State contract availability and/or variations of
                   certain features and benefits                    II-1
        III  --  Segment Interim Value                             III-1
         IV  --  Index Publishers                                   IV-1
          V  --  Segment Maturity Date and Segment Start Date
                   examples                                          V-1
         VI  --  Purchase considerations for defined benefit and
                   defined contribution plans                       VI-1

        ----------------------------------------------------------------
        STATEMENT OF ADDITIONAL INFORMATION
          Table of contents
        ----------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Who is AXA Equitable?

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We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed to you under your contract.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $573.0 billion in assets as of December 31, 2015. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

Definitions of key terms


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ACCOUNT VALUE -- Your "account value" is the total of: (i) the values you have in the variable investment options, (ii) the values you have in the Segment Type Holding Accounts and (iii) your Segment Interim Values.

ANNUITANT -- The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life for determining contract benefits.

BUSINESS DAY -- Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the Securities and Exchange Commission determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day.

CASH VALUE -- At any time before annuity payments begin, your contract's cash value is equal to the account value less any applicable withdrawal charges.

CHOICE COST -- a charge applicable to investments in Choice Segments only. The Choice cost is an amount equal to 1% of the Segment Investment on the Segment Start Date for each year of the Segment Duration. On the Segment Maturity Date, we deduct the Choice cost from the Index Performance Rate of a Choice Segment, but only if the Index Performance Rate is positive for that Segment. Additionally, when we calculate the Segment Rate of Return, if the Index Performance Rate is positive for a Choice Segment but less than the applicable Choice cost, the amount of the Choice cost deducted will be the maximum amount that will not cause the Segment Maturity Value to be less than the Segment Investment. The Segment Interim Value for a Choice Segment will reflect application of a portion of the Choice cost.

CHOICE SEGMENT -- any Segment belonging to a Segment Type whose name begins with "Choice". Where a Standard Segment and a Choice Segment are associated with the same Index, the Choice Segment will typically have a higher Performance Cap Rate and/or a different Segment Buffer. Unlike Standard Segments, Choice Segments are subject to application of the Choice cost.

CONTRACT DATE -- The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract.

CONTRACT DATE ANNIVERSARY -- The end of each 12 month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.

CONTRACT YEAR -- The 12 month period beginning on your contract date and each 12 month period after that date is a "contract year."

DOLLAR CAP AVERAGING PROGRAM -- Our Dollar Cap Averaging Program allows for the systematic transfer of amounts in the dollar cap averaging account into the Segment Type Holding Accounts.

INDEX -- An Index is used to determine the Segment Rate of Return for a Segment. We currently offer Segment Types based on the performance of (1) securities indices, (2) commodities indices and (3) exchange-traded funds. Throughout this Prospectus, we refer to these indices and exchange-traded funds using the term "Index" or, collectively, "Indices." In the future, we may offer Segment Types based on other types of Indices.

INDEX PERFORMANCE RATE -- For a Segment, the percentage change in the value of the related Index from the Segment Start Date to the Segment Maturity Date. The Index Performance Rate may be positive or negative.

IRA -- Individual retirement annuity contract, either traditional IRA or Roth IRA (may also refer to an individual retirement account or an individual retirement arrangement).

IRS -- Internal Revenue Service

NQ CONTRACT -- Nonqualified contract.

OWNER -- The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits.

PERFORMANCE CAP RATE -- The highest Segment Rate of Return that can be credited on a Segment Maturity Date. The Performance Cap Rate is not an annual rate of return.

PERFORMANCE CAP THRESHOLD -- A minimum rate you may specify as a participation requirement that the Performance Cap Rate for a new Segment must equal or exceed in order for amounts to be transferred from a Segment Type Holding Account into a new Segment.

QP CONTRACT -- An annuity contract that is an investment vehicle for a qualified plan.

SAI -- Statement of Additional Information.

SEC -- Securities and Exchange Commission.

SEGMENT -- An investment option we establish with the Index, Segment Duration and Segment Buffer of a specific Segment Type, and for which we also specify a Segment Maturity Date and Performance Cap Rate. We currently offer Standard Segments and Choice Segments.

SEGMENT BUFFER -- The portion of any negative Index Performance Rate that we absorb on a Segment Maturity Date for a particular Segment. Any percentage decline in a Segment's Index Performance Rate in excess of the Segment Buffer reduces your Segment Maturity Value. We currently offer Segment Buffers of -10%, -20% and -30% for Standard Segments and -10%, -15% and -25% for Choice Segments.


SEGMENT BUSINESS DAY -- A business day that all Indices underlying available Segments are scheduled to be open and to publish prices. A scheduled holiday for any one Index disqualifies that day from being scheduled as a Segment Business Day for all Segments. We use Segment Business Days in this manner so that, based on published holiday schedules, we mature all Segments on the same day and start all new Segments on a subsequent day. This design, among other things, facilitates the roll over of maturing Segment Investments into new Segments.

      DEFINITIONS OF KEY TERMS

SEGMENT DURATION -- The period from the Segment Start Date to the Segment Maturity Date. We currently offer Segment Durations of 1 year, 3 years or 5 years.

SEGMENT INTERIM VALUE -- The value of your investment in a Segment prior to the Segment Maturity Date.

SEGMENT INVESTMENT -- The amount transferred to a Segment on its Segment Start Date, as adjusted for any withdrawals from that Segment.

SEGMENT MATURITY DATE -- The Segment Business Day on which a Segment ends. This is generally the first Segment Business Day occurring after the 13th of the same month as the Segment Start Date in the calendar year in which the Segment Duration ends.

SEGMENT MATURITY DATE REQUIREMENT -- You will not be permitted to invest in a Segment if the Segment Maturity Date is later than your contract maturity date.

SEGMENT MATURITY VALUE -- The value of your investment in a Segment on the Segment Maturity Date.

SEGMENT PARTICIPATION REQUIREMENTS -- The requirements that must be met before we transfer amounts from a Segment Type Holding Account to a new Segment on a Segment Start Date.

SEGMENT RATE OF RETURN -- The rate of return earned by a Segment as calculated on the Segment Maturity Date. The Segment Rate of Return is calculated differently for Standard Segments and Choice Segments.

..   FOR STANDARD SEGMENTS: If the Index Performance Rate is positive, then the
    Segment Rate of Return is a rate equal to the Index Performance Rate, but not more than the Performance Cap Rate. If the Index Performance Rate is negative, but declines by a percentage less than or equal to the Segment Buffer, then the Segment Rate of Return is 0%. If the Index Performance Rate is negative, and declines by more than the Segment Buffer, then the Segment Rate of Return is negative, but will not reflect the first -10%, -20% or -30% of downside performance, depending on the Segment Buffer applicable to that Segment.

..   FOR CHOICE SEGMENTS. If the Index Performance Rate is equal to or exceeds the Performance Cap Rate, then the Segment Rate of Return is a rate equal to the Performance Cap Rate MINUS the Choice cost. If the Index Performance Rate is positive but less than the Performance Cap Rate, then the Segment Rate of Return is a rate equal to the greater of (a) the Index Performance Rate minus the Choice Cost and (b) zero. If the Index Performance Rate is negative, but declines by a percentage less than or equal to the Segment Buffer, then the Segment Rate of Return is zero. If the Index Performance Rate is negative, and declines by more than the Segment Buffer, then the Segment Rate of Return is negative, but will not reflect the first -10%, -15% or -25% of downside performance, depending on the Segment Buffer applicable to that Segment.

SEGMENT RETURN AMOUNT -- Equals the Segment Investment multiplied by the Segment Rate of Return.

SEGMENT START DATE -- The Segment Business Day on which a new Segment is established. This is generally the second Segment Business Day occurring after the 13th of each month.

SEGMENT TYPE -- Comprises all Standard Segments or Choice Segments having the same Index, Segment Duration and Segment Buffer. Each Segment Type has a corresponding Segment Type Holding Account.

SEGMENT TYPE HOLDING ACCOUNT -- An account that holds all contributions and transfers allocated to a Segment Type pending investment in a Segment. There is a Segment Type Holding Account for each Segment Type. The Segment Type Holding Accounts are part of the EQ/Money Market variable investment option.

STANDARD SEGMENT -- any Segment that is not a Choice Segment.

STRUCTURED INVESTMENT OPTION -- An investment option that permits you to invest in various Segments, each tied to the performance of an Index, and participate in the performance of that Index.

                           DEFINITIONS OF KEY TERMS

Structured Capital Strategies(R) at a glance -- key features

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THREE CONTRACT SERIES        This Prospectus describes three contract series of
                             Structured Capital Strategies(R) -- Series B, Series C and
                             Series ADV. Series B contracts are subject to a withdrawal charge schedule, while the Series C and Series ADV
                             contracts are not subject to a withdrawal charge schedule.

                             Currently, you may purchase a Series ADV contract only if
                             you are a participant in an account established under a
                             fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary we approve
                             (including AXA Advisors, LLC, one of the distributors of
                             the contracts and an affiliate of AXA Equitable). We may,
                             in the future, offer Series ADV contracts through other
                             means. The fees and expenses of your fee-based program are separate from and in addition to the fees and expenses of
                             the contract and generally provide for various brokerage
                             services. We do not create or approve these fee-based
                             programs, which are the sole responsibility of the
                             registered investment adviser that maintains them. If you
                             purchase a Series ADV contract through a fee-based program and later terminate the program, your contract will
                             continue in force. There may be charges associated with the fee-based program should you decide to no longer
                             participate in the program. Please consult with your
                             program sponsor for more details about your fee-based
                             program.

                             Each series provides for the accumulation of retirement
                             savings and income, and provides for the payment of account value to your beneficiary upon death, and offers various
                             payout options.

                             Each series has different expenses and withdrawal charge
                             periods. While certain series have no withdrawal charge
                             periods, these series typically have higher separate
                             account expenses and other fees. You should consider the
                             cumulative impact of these higher expenses and other fees
                             over time when deciding which series to purchase. For
                             details, please see the "Fee table" and "Charges and
                             expenses" sections later in this Prospectus. Additionally, certain Segments have Segment Durations that extend beyond the withdrawal charge period. So there may be instances
                             when the withdrawal charge period has expired but the
                             Segment Maturity Date has not been reached. Please see
                             "Accessing your money" for more information regarding
                             withdrawals and surrenders before the Segment Maturity Date.

                             Throughout the Prospectus, any differences in the series
                             are identified. Also see "Definition of key terms" earlier in this Prospectus for a more detailed explanation of terms associated with the Structured Investment Option.

                             You should work with your financial professional to decide which series of the contract may be appropriate for you
                             based on a thorough analysis of your particular insurance
                             needs, financial objectives, investment goals, time
                             horizons and risk tolerance.

                             Before you purchase a Series C contract, you should be
                             aware that you will pay higher Separate account annual
                             expenses than if you purchase a Series B or Series ADV
                             contract. If you plan to hold your Series C contract for an extended period of time or invest in segment durations of 5 years, you may be better off in a Series B or Series ADV
                             contract. You should consider this possibility before
                             purchasing the contract.

                             Not all contract series may be available in your state.
                             Please see "Appendix II: State contract availability and/or variations of certain features and benefits" later in this prospectus.
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VARIABLE INVESTMENT OPTIONS  Structured Capital Strategies(R) variable investment options invest in portfolios sub-advised by professional
                             investment advisers. The contract currently offers three
                             variable investment options. Depending upon the performance of the variable investment options, you could lose money by investing in one or more variable investment options.
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STRUCTURED INVESTMENT        See "Definition of key terms" on the prior page and
OPTION                       "Contract features and benefits" later in this Prospectus
                             for more detailed explanations of terms associated with the
                             Structured Investment Option.
                             ------------------------------------------------------------
                             .   We currently offer a total of 27 Standard and Choice
                                 Segment Types, of which 25 are offered under Series B
                                 contracts and 21 are offered under Series C and Series
                                 ADV contracts.
                             .   Investments in Segments are not investments in
                                 underlying mutual funds; Segments are not "index
                                 funds." Each Segment Type offers an opportunity to
                                 invest in a Segment that is tied to the performance of
                                 a Securities or Commodities Index or exchange-trade
                                 fund. Throughout this Prospectus, we refer to these
                                 indices and exchange-traded funds using the term
                                 "Index" or, collectively, "Indices." You participate in
                                 the performance of that Index by investing in the
                                 Segment. You do not participate in the investment
                                 results of any assets we hold in relation to the
                                 Segments. We hold assets in a "non-unitized" separate
                                 account we have established under the New York
                                 Insurance Law to support our obligations under the
                                 Structured Investment Option. We calculate the results
                                 of an investment in a Segment pursuant to one or more
                                 formulas described later in this Prospectus. Depending
                                 upon the performance of the Indices, you could lose
                                 money by investing in one or more Segments.
                             .   The return on an investment in a Choice Segment is
                                 subject to application of the Choice cost.
                             .   An "Index" is used to determine the Segment Rate of
                                 Return for a Segment. We currently offer Segment Types
                                 based on the performance of (1) securities indices, (2)
                                 commodities indices and (3) exchange-traded funds. In
                                 the future, we may offer Segment Types based on other
                                 types of Indices. The Indices are as follows:
                                -- S&P 500 Price Return Index;
                                -- Russell 2000(R) Price Return Index;
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         STRUCTURED CAPITAL STRATEGIES(R) AT A GLANCE -- KEY FEATURES

-----------------------------------------------------------------------------------
STRUCTURED INVESTMENT     -- NASDAQ-100 Price Return Index;
OPTION (CONTINUED)        -- MSCI EAFE Price Return Index;
                          -- MSCI Emerging Markets Price Return Index;
                          -- Financial Select Sector SPDR Fund;
                          -- iShares(R) Dow Jones U.S. Real Estate Index Fund;
                          -- London Gold Market Fixing Ltd PM Fix Price /USD (the
                             "Gold Index"); and
                          -- NYMEX West Texas Intermediate Crude Oil Generic
                             Front-Month Futures (the "Oil Index").
                       .   The Segment Return Amount (which equals the Segment
                           Investment multiplied by the Segment Rate of Return)
                           will only be applied on the Segment Maturity Date.
                       .   The Segment Rate of Return could be positive, zero, or
                           negative. THERE IS A RISK OF A SUBSTANTIAL LOSS OF YOUR
                           PRINCIPAL BECAUSE YOU AGREE TO ABSORB ALL LOSSES TO THE
                           EXTENT THEY EXCEED THE APPLICABLE SEGMENT BUFFER.
                       .   We will declare a Performance Cap Rate for each
                           Segment, on the Segment Start Date. The Performance Cap
                           Rate is the highest Segment Rate of Return that can be
                           credited on the Segment Maturity Date for that Segment.
                           The Performance Cap Rate may limit your participation
                           in any increases in the underlying Index associated
                           with a Segment. Our minimum Performance Cap Rates for
                           1, 3, and 5-year Segments are 2%, 6%, and 10%
                           respectively. WE WILL NOT OPEN A SEGMENT WITH A
                           PERFORMANCE CAP RATE BELOW THE APPLICABLE MINIMUM
                           PERFORMANCE CAP RATE. In some cases, we may decide not
                           to declare a Performance Cap Rate for a Segment, in
                           which case there is no maximum Segment Rate of Return
                           for that Segment.
                       .   On any date prior to segment maturity, we calculate the
                           Segment Interim Value for each Segment as described in
                           "Appendix III -- Segment Interim Value". This amount
                           may be less than the amount invested and may be less
                           than the amount you would receive had you held the
                           investment until segment maturity. For Choice Segments,
                           the Segment Interim Value will also reflect application
                           of a portion of the Choice cost. The Segment Interim
                           Value will generally be negatively affected by
                           increases in the expected volatility of index prices,
                           interest rate increases, and by poor market
                           performance. All other factors being equal, the Segment
                           Interim Value would be lower the earlier a withdrawal
                           or surrender is made during a Segment. Also,
                           participation in upside performance for early
                           withdrawals is pro-rated based on the period those
                           amounts were invested in a Segment. This means you
                           participate to a lesser extent in upside performance
                           the earlier you take a withdrawal.
                       .   You can set a Performance Cap Threshold for any Segment
                           Type in which you plan to invest. By doing so, amounts
                           you allocate to a Segment Type Holding Account will
                           only be transferred into a new Segment if the
                           Performance Cap Rate we declare for that Segment is
                           equal to or exceeds your Performance Cap Threshold.
                          -- For contracts issued prior to August 25, 2014, a
                             Performance Cap Threshold will remain in effect until
                             the next Segment Start Date on which your threshold
                             is met or you provide us with alternative
                             instructions.
                          -- For contracts issued on or after August 25, 2014, a
                             Performance Cap Threshold will remain in effect until
                             the day after the third scheduled Segment Start Date
                             following your Performance Cap Threshold election.
                             This means that if the declared Performance Cap Rate
                             for a Segment has not matched or exceeded your
                             Performance Cap Threshold on any of the three
                             scheduled Segment Start Dates following your
                             election, any amounts in the applicable Segment Type
                             Holding Account (including any funds transferred to
                             that holding account after your election) on the
                             business day immediately preceding the fourth
                             scheduled Segment Start Date after your election will
                             automatically be transferred into the Segment created
                             on that Segment Start Date, unless you specify a new
                             Performance Cap Threshold prior to that date.
                          If you do not specify a Performance Cap Threshold, or
                          your Performance Cap Threshold expires, you risk the
                          possibility that you will be automatically transferred
                          into a Segment with a Performance Cap Rate that does not
                          meet your investment objectives. Performance Cap
                          Thresholds are not available if you invest in the Dollar
                          Cap Averaging Program or elect to invest using
                          Pre-Packaged Segment Selection. For more information
                          about the operation of Performance Cap Thresholds, see
                          "Segment Participation Requirements" in "Contract
                          features and benefits" later in this Prospectus.
                       .   BOTH THE PERFORMANCE CAP RATE AND THE SEGMENT BUFFER
                           ARE RATES OF RETURN FROM THE SEGMENT START DATE TO THE
                           SEGMENT MATURITY DATE, NOT ANNUAL RATES OF RETURN, EVEN
                           IF THE SEGMENT DURATION IS LONGER THAN ONE YEAR.
                           THEREFORE YOUR PERFORMANCE CAP THRESHOLD IS ALSO NOT AN
                           ANNUAL RATE, AS IT IS BASED ON THE SEGMENT DURATION.
                       .   THE HIGHEST LEVEL OF PROTECTION ON A SEGMENT MATURITY
                           DATE IS THE -30% SEGMENT BUFFER AND LOWEST LEVEL OF
                           PROTECTION IS THE -10% SEGMENT BUFFER.
                       .   THIS PRODUCT GENERALLY OFFERS GREATER UPSIDE POTENTIAL,
                           BUT LESS DOWNSIDE PROTECTION, ON A SEGMENT MATURITY
                           DATE THAN FIXED INDEXED ANNUITIES, WHICH PROVIDE A
                           GUARANTEED MINIMUM RETURN.
-----------------------------------------------------------------------------------

         STRUCTURED CAPITAL STRATEGIES(R) AT A GLANCE -- KEY FEATURES

--------------------------------------------------------------------------------------
TAX CONSIDERATIONS  .   On earnings inside the     No tax until you make withdrawals
                        contract                   from your contract or receive
                                                   annuity payments.
                    ------------------------------------------------------------------
                    .   On transfers inside the    No tax on transfers among
                        contract                   investment options, including on a
                                                   Segment Maturity Date.

                           --------------------------------------------------------------
                           If you are purchasing an annuity contract as an Individual
                           Retirement Annuity (IRA) or to fund an employer retirement plan (QP or Qualified Plan), you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code for
                           individual retirement arrangements. Before purchasing this con-tract, you should consider whether its features and
                           benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits
                           and costs of this contract with any other investment that
                           you may use in connection with your individual retirement
                           arrangement. You should also be aware that income received under the contract is taxable as ordinary income and not as capital gain. For more information, see "Tax information"
                           later in this Prospectus.
-----------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS       .   NQ
                              $25,000 (initial) (minimum)
                              $500 (subsequent) (minimum)
                           .   Traditional or Roth IRA
                              $25,000 (initial) (minimum)
                              $50 (subsequent) (minimum)
                           .   QP (defined contribution or defined benefit)
                              $25,000 (initial) (minimum)
                              $500 (subsequent) (minimum)
                           .   Maximum contribution limitations apply to all contracts.
                           --------------------------------------------------------------
                           In general, contributions are limited to $1.5 million under all Structured Capital Strategies(R) contracts with the
                           same owner or annuitant and $2.5 million under all AXA
                           Equitable annuity accumulation contracts with the same
                           owner or annuitant. Higher contributions may only be made
                           with our prior approval. If we permit a contract to be
                           funded with initial contribution of $25 million or higher, we will waive withdrawal charges for that contract. Upon
                           advance notice to you, we may exercise certain rights we
                           have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution
                           requirements and limitations, and (ii) discontinue
                           acceptance of contributions including contributions in
                           general, or to particular investment options. In addition, we may, at any time, exercise our right to limit or
                           terminate transfers into any variable investment option.
                           For more information, see "How you can purchase and
                           contribute to your contract" in "Contract features and
                           benefits" later in this Prospectus. For contracts issued to qualified plans, see "Appendix VI" later in this Prospectus.
-----------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY       .   Partial withdrawals
                           .   Contract surrender
                           .   You may be subject to tax on any income you receive
                               and, unless you are 59 1/2 or another exception
                               applies, an additional 10% federal income tax penalty.
                               For Series B, you may also incur a withdrawal charge
                               for certain withdrawals or if you surrender your
                               contract.
-----------------------------------------------------------------------------------------
ADDITIONAL FEATURES        .   Dollar Cap Averaging Program
                           .   Pre-Packaged Segment Selection
-----------------------------------------------------------------------------------------
FEES AND CHARGES           Please see "Fee table" later in this section for complete
                           details.
-----------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE  0-85
AGES
-----------------------------------------------------------------------------------------
YOUR RIGHT TO CANCEL       To exercise your cancellation right you must notify us,
                           with a signed letter of instruction electing this right, to our processing office within 10 days after you receive your contract. If state law requires, this "free look" period
                           may be longer. See "Your right to cancel within a certain
                           number of days" in "Contract features and benefits" later
                           in this Prospectus for more information.
-----------------------------------------------------------------------------------------


THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. ALL SEGMENT TYPES MAY NOT BE AVAILABLE IN ALL STATES. FOR A STATE-BY-STATE DESCRIPTION OF ALL MATERIAL VARIATIONS TO THIS CONTRACT, SEE "APPENDIX II" LATER IN THIS PROSPECTUS.

         STRUCTURED CAPITAL STRATEGIES(R) AT A GLANCE -- KEY FEATURES

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from those in the contracts offered by this Prospectus. Not every contract we issue is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether this contract is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

         STRUCTURED CAPITAL STRATEGIES(R) AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals, purchase a Variable Immediate Annuity payout option, request special services or make certain transfers and exchanges. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply./(1)/

------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU
 REQUEST CERTAIN TRANSACTIONS
------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of
contributions withdrawn (deducted if you
surrender your contract or make certain
withdrawals or apply your cash value to certain    SERIES B/(2)/ SERIES C SERIES ADV
payout options).                                   5.00%         N/A      N/A

Charge for each additional transfer in excess of          Maximum Charge: $35
12 transfers per contract year:/(3)/                      Current Charge: $0


SPECIAL SERVICES CHARGES

..   Wire transfer charge       Current and Maximum Charge:  $90

..   Express mail charge        Current and Maximum Charge:  $35

..   Duplicate contract charge  Current and Maximum Charge:  $35/(4)/
---------------------------------------------------------------------


The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying Trust portfolio fees and expenses.

-----------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS (INCLUDING THE SEGMENT TYPE
 HOLDING ACCOUNTS) EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-----------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:                            SERIES B SERIES C SERIES ADV
                                                             -------- -------- ----------
Contract fee/(5)/                                            1.25%    1.65%    0.65%
This fee does not apply to amounts held in a Segment.


-------------------------------------------------------------------------------------------------------------------
 ADJUSTMENTS FOR EARLY SURRENDER OR WITHDRAWAL FROM A SEGMENT
-------------------------------------------------------------------------------------------------------------------
 WHEN CALCULATION IS MADE                                   MAXIMUM AMOUNT THAT MAY BE LOST/(6)/
-------------------------------------------------------------------------------------------------------------------
                                          -10% BUFFER    -15% BUFFER    -20% BUFFER    -25% BUFFER    -30% BUFFER
-------------------------------------------------------------------------------------------------------------------
Segment Interim Value is applied on      90% of Segment 85% of Segment 80% of Segment 75% of Segment 70% of Segment
surrender or withdrawal from a Segment   Investment     Investment     Investment     Investment     Investment
prior to its Segment Maturity Date
-------------------------------------------------------------------------------------------------------------------


Amounts invested in a Choice Segment are subject to deduction of the Choice cost, as described in the following table:

---------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR INVESTMENT IN A CHOICE
 SEGMENT
---------------------------------------------------------------

The Choice cost is applicable to Choice Segments only. The Choice cost is an amount equal to 1% of the Segment Investment for each year of the Segment Duration.

                                                   CHOICE COST
SEGMENT TYPE                                       -----------
Choice Segments with 3-year Segment Duration       3.00%
Choice Segments with 5-year Segment Duration       5.00%


On the Segment Maturity Date, we deduct the Choice cost from the Index Performance Rate of a Choice Segment, but only if the Index Performance Rate is positive for that Segment. Additionally, if the Index Performance Rate is positive for a Choice Segment but less than the applicable Choice cost, the Choice cost deducted will be the maximum amount that will not cause the Segment Maturity Value to be less than the Segment Investment./(7)/ The Segment Interim Value for a Choice Segment will reflect the application of a portion of the Choice cost, as described in more detail in Appendix III.

Please note that if, on a Segment Start Date, we determine that the
Performance Cap Rate for a Choice Segment will not exceed the Performance
Cap Rate for a comparable Standard Segment (i.e., with the same Index,
Segment Duration, Segment Buffer and Segment Start Date) by an amount that is at least equal to the Choice cost, we will waive the Choice cost and declare a Performance Cap Rate for the Choice Segment that is equal to the
Performance Cap Rate for the Standard Segment.
-----------------------------------------------------------------------------------------------------------------------------------

                                   FEE TABLE

You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust Prospectus for the portfolio.


-------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2015 (expenses that are deducted from portfolio  Lowest Highest
assets including management fees, 12b-1 fees, service fees, and/or other expenses)/(8)/        0.61%  0.71%
-------------------------------------------------------------------------------------------------------------


(1)The current tax charge that might be imposed varies by jurisdiction and currently ranges from 0% to 3.5%.

(2)Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount. Important exceptions and limitations may eliminate or reduce this charge.

   The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal, surrender your contract to receive its cash value, or surrender your contract to apply your cash value to a non-life contingent annuity payment option. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1").

Contract Year
-------------
     1........ 5.00%
     2........ 5.00%
     3........ 5.00%
     4........ 4.00%
     5........ 3.00%
     6+....... 0.00%

   Withdrawal charges will not apply to contracts purchased with an initial contribution of $25 million or more.

(3)Currently, we do not charge for transfers among variable investment options under the contract. However, we reserve the right to charge for transfers in excess of 12 transfers per contract year. We will charge no more than $35 for each variable transfer at the time each transfer is processed. See "Transfer charge" in "Charges and expenses" later in this Prospectus. We will not count transfers from Segment Type Holding Accounts into Segments on a Segment Start Date, or the allocation of Segment Maturity Value on a Segment Maturity Date in calculating the number of transfers subject to this charge.


(4)This charge is currently waived. This waiver may be discontinued at any time, with or without notice.

(5)On a non-guaranteed basis, we may waive any portion of the contract fee as it applies to the EQ/Money Market variable investment option (including any amounts in the dollar cap averaging account) to the extent that the fee exceeds the income distributed by the underlying EQ/Money Market Portfolio. This waiver is limited to the contract fee, and it is not a fee waiver or performance guarantee for the underlying EQ/Money Market Portfolio. See "Contract fee" in "Charges and expenses" later in this Prospectus.

(6)The actual amount of the Segment Interim Value is determined by a formula that depends on, among other things, the Segment Buffer and how the Index has performed since the Segment Start Date, as discussed in detail in "Appendix III" later in this Prospectus. The maximum loss would occur if there is a total distribution for a Segment with a -10%, -15%, -20%, -25% or -30% buffer at a time when the Index price has declined to zero. If you surrender or cancel your contract, die or make a withdrawal from a Segment before the Segment Maturity Date, the Segment Buffer will not necessarily apply to the extent it would on the Segment Maturity Date, any upside performance will be limited to a percentage lower than the Performance Cap Rate and, for Choice Segments only, the Segment Interim Value will reflect the application of a portion of the Choice cost.

(7)For example, if you invested $1,000 in a Choice Segment with a 3-year Segment Duration, your investment will be subject to a Choice cost of 3%. However, if on the Segment Maturity Date the Index Performance Rate is 2%, the Choice Cost deduction will be limited to 2% and your Segment Maturity Value will be equal to your $1,000 initial investment.

(8)The "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the EQ/Core Bond Index and EQ/Money Market Portfolio.


EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, separate account annual expenses, and underlying Trust fees and expenses (including underlying portfolio fees and expenses). These examples do not reflect charges for any special service you may request. For a complete description of portfolio charges and expenses, please see the prospectuses for the Trust.

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated under a Series B contract, a Series C contract and under a Series ADV contract.

The Dollar Cap Averaging Program is not covered by the fee table and examples. While there is no fee for using the Dollar Cap Averaging Program, any applicable Contract fee amount and withdrawal charges do apply to amounts residing in the dollar cap averaging account.

You can find examples illustrating the Structured Investment Option under "Structured Investment Option" in "Contract Features and Benefits." Withdrawal charges, if any, also apply to the Structured Investment Option.

These examples should not be considered a representation of past or future expenses for any variable investment option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

                                   FEE TABLE

The examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The examples also assume (i) the total annual expenses of the portfolios set forth in the previous tables; and (ii) there is no waiver of any withdrawal charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                               SERIES B
---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
EQ/CoreBond Index                    $706    $1,136    $1,391    $2,353    $206     $636     $1,091    $2,353
---------------------------------------------------------------------------------------------------------------
EQ/Equity500 Index                   $695    $1,104    $1,338    $2,244    $195     $604     $1,038    $2,244
---------------------------------------------------------------------------------------------------------------
EQ/MoneyMarket                       $706    $1,136    $1,391    $2,353    $206     $636     $1,091    $2,353
---------------------------------------------------------------------------------------------------------------


                                               SERIES C
---------------------------------------------------------------------------------------------------------------
                                                                                   IF YOU DO NOT
                                    IF YOU SURRENDER YOUR CONTRACT AT THE SURRENDER YOUR CONTRACT AT THE END OF
                                    END OF THE APPLICABLE TIME PERIOD       THE APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
EQ/CoreBond Index                    $248     $762     $1,303    $2,779    $248     $762     $1,303    $2,779
---------------------------------------------------------------------------------------------------------------
EQ/Equity500 Index                   $237     $731     $1,250    $2,674    $237     $731     $1,250    $2,674
---------------------------------------------------------------------------------------------------------------
EQ/MoneyMarket                       $248     $762     $1,303    $2,779    $248     $762     $1,303    $2,779
---------------------------------------------------------------------------------------------------------------


                                              SERIES ADV
---------------------------------------------------------------------------------------------------------------
                                                                                   IF YOU DO NOT
                                    IF YOU SURRENDER YOUR CONTRACT AT THE SURRENDER YOUR CONTRACT AT THE END OF
                                    END OF THE APPLICABLE TIME PERIOD       THE APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
EQ/CoreBond Index                    $143     $444      $767     $1,681    $143     $444      $767     $1,681
---------------------------------------------------------------------------------------------------------------
EQ/Equity500 Index                   $132     $412      $712     $1,565    $132     $412      $712     $1,565
---------------------------------------------------------------------------------------------------------------
EQ/MoneyMarket                       $143     $444      $767     $1,681    $143     $444      $767     $1,681
---------------------------------------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2015.

                                   FEE TABLE

1. Risk factors

--------------------------------------------------------------------------------

This section discusses risks associated with some features of the contract. See "Definition of key terms" earlier in this Prospectus and "Contract features and benefits" later in this Prospectus for more detailed explanations of terms associated with the Structured Investment Option.

..   There is a risk of a substantial loss of your principal because you agree to absorb all losses from the portion of any negative Index Performance Rate that exceeds the Segment Buffer on the Segment Maturity Date. The highest level of protection provided by a single Segment Investment Option is the -30% Segment Buffer and the lowest level of protection is the -10% Segment Buffer on a Segment Maturity Date. For example, the -10% Segment Buffer protects your Segment Investment against the first 10% of loss. If the Index Performance Rate declines by more than the Segment Buffer, you will lose an amount equal to 1% of your Segment Investment for every 1% that the Index Performance Rate declines below the Segment Buffer. This means that you could lose up to 70% of your principal with a -30% Segment Buffer, up to 80% of your principal with a -20% Segment Buffer and up to 90% of your principal with a -10% Segment Buffer. Each time you roll over your Segment Maturity Value into a new Segment you are subject to the same risk of loss as described above.

..   Your Segment Rate of Return for any Segment is limited by its Performance
    Cap Rate, which could cause your Segment Rate of Return to be lower than it would otherwise be if you invested in a mutual fund or exchange-traded fund designed to track the performance of the applicable Index.

..   We declare a Performance Cap Rate for each Segment, which is the highest
    Segment Rate of Return that can be credited on the Segment Maturity Date for that Segment. The Performance Cap Rate may limit your participation in any increases in the underlying Index associated with a Segment. Our minimum Performance Cap Rates for 1, 3, and 5-year Segments are 2%, 6%, and 10% respectively. WE WILL NOT OPEN A SEGMENT WITH A PERFORMANCE CAP RATE BELOW THE APPLICABLE MINIMUM PERFORMANCE CAP RATE. In some cases, we may decide not to declare a Performance Cap Rate for a Segment, in which case there is no maximum Segment Rate of Return for that Segment.

..   The Performance Cap Rate is determined on the Segment Start Date. You will not know the rate in advance. Prior to the Segment Start Date, you may elect a Performance Cap Threshold. The threshold represents the minimum Performance Cap Rate you find acceptable for a particular Segment. If we declare a cap that is lower than the threshold you specify, you will not be invested in that Segment and your contribution will remain in that Segment Type Holding Account, for as long as the Performance Cap Threshold is in effect.

   -- For contracts issued prior to August 25, 2014: A Performance Cap
      Threshold will be in effect until the next Segment Start Date on which your threshold is met or you provide us with alternative instructions. This means that if you set a Performance Cap Threshold and then subsequently neglect to remove it despite having revised your performance expectations, you may miss out on investing in a Segment with a Performance Cap Rate that meets or exceeds your revised objectives. You also risk having amounts remain in Segment Type Holding Accounts for lengthy periods of time rather than being invested in Segments.

   -- For contracts issued on or after August 25, 2014: A Performance Cap
      Threshold will be in effect until the day after the third scheduled Segment Start Date following your Performance Cap Threshold election (the "PCT Expiry Date"). This means that if the declared Performance Cap Rate for a Segment has not matched or exceeded your Performance Cap Threshold on any of the three scheduled Segment Start Dates following your election, any amounts in the applicable Segment Type Holding Account (including any funds transferred to that holding account after your election) on the business day immediately preceding the fourth scheduled Segment Start Date after your election will be transferred into the Segment created on that Segment Start Date, unless you specify a new the Performance Cap Threshold prior to that date. YOU MUST SET A NEW PERFORMANCE CAP THRESHOLD PRIOR TO THE FOURTH SCHEDULED SEGMENT START
      DATE AFTER YOUR INITIAL PERFORMANCE CAP THRESHOLD SETTING TO AVOID HAVING AMOUNTS AUTOMATICALLY TRANSFERRED INTO THE ASSOCIATED SEGMENT, WHICH MAY HAVE A PERFORMANCE CAP RATE THAT DOES NOT MEET YOUR INVESTMENT OBJECTIVES.

      In addition, if your Performance Cap Threshold was satisfied on the first or second scheduled Segment Start Date following your election and amounts in the applicable Segment Type Holding Account were transferred into a Segment, the Performance Cap Threshold will continue to apply to any amounts you subsequently transfer into that Segment Type Holding Account until the PCT Expiry Date. A "scheduled Segment Start Date" includes any date on which a Segment was scheduled to start but was not offered as of that date. A suspension of the Segment Type will not extend the PCT Expiry Date.

      EXAMPLE 1: Assume you set a Performance Cap Threshold of 25% for the S&P 500 Price Return Index/5 year/-20% Standard Segment Type on March 1 and allocate $20,000 to the holding account for that Segment Type. If on the next three Segment Start Dates of March 15, April 15 and May 15 we declare Performance Cap Rates of 22%, 24% and 24% respectively for the Segments opened on those dates, your $20,000 allocation will not be transferred to any of those Segments. Your Performance Cap Threshold will then expire on May 16. If you don't set a new Performance Cap Threshold before the following Segment Start Date of June 15, your $20,000 allocation will be transferred to that Segment regardless of whether the Performance Cap Rate we declare is higher, equal to or lower than 25%.

                                 RISK FACTORS

      EXAMPLE 2: Assume you set a Performance Cap Threshold of 25% for the S&P 500 Price Return Index/5 year/-20% Standard Segment Type on March 1 and allocate $20,000 to the holding account for that Segment Type. If on the next Segment Start Date of March 15, we declare a Performance Cap Rate of 28% for the Segment, your $20,000 allocation will be transferred to that Segment. Assume you then allocate another $10,000 to the holding account for that Segment Type on March 20. Your existing Performance Cap Threshold of 25% remains in effect and will not expire until May 16. If on the next Segment Start Date of April 15 we declare a Performance Cap Rate of 22% for the Segment, your $10,000 allocation will not be transferred to that Segment.

   If you do not specify a threshold, or your Performance Cap Threshold expires, you risk the possibility that the Performance Cap Rate established will have a lower cap than you would find acceptable. Performance Cap Thresholds are not available if you invest in the Dollar Cap Averaging Program or elect to invest using Pre-Packaged Segment Selection. The Performance Cap Rate is a rate of return from the Segment Start Date to the Segment Maturity Date, NOT an annual rate of return, even if the Segment Duration is longer than one year.

..   The method we use in calculating your Segment Interim Value may result in an amount lower than your Segment Investment, even if the corresponding Index has experienced positive investment performance since the Segment Start Date. Also, this amount may be less than the amount you would receive had you held the investment until the Segment Maturity Date.

   -- If you take a withdrawal, including required minimum distributions, and there is insufficient value in the variable investment options and the Segment Type Holding Accounts, we will withdraw amounts from any active Segments in your contract. Amounts withdrawn from active Segments will be valued using the formula for calculating the Segment Interim Value.

   -- If you die or cancel or surrender your contract before the Segment
      Maturity Date, we will pay the Segment Interim Value.

   -- Any calculation of the Segment Interim Value will generally be affected by changes in both the volatility and level of the relevant Index, as well as interest rates. The calculation of the Segment Interim Value is linked to various factors, including the value of a basket of put and call options on the relevant Index as described in "Appendix III" of this Prospectus. The Segment Interim Value will generally be negatively affected by increases in the expected volatility of index prices, interest rate increases, and by poor market performance. Prior to the Segment Maturity Date you will not receive the full potential of the Performance Cap since the participation in upside performance for early withdrawals is pro-rated based on the period those amounts were invested in a Segment. Generally you will not receive the full protection of the Segment Buffer prior to the Segment Maturity Date, because the Segment Interim Value reflects a portion of the downside protection expected to be provided on the Segment Maturity Date. As a Segment moves closer to the Segment Maturity Date, the Segment Interim Value would generally reflect higher realized gains of the Index performance or, in the case of negative performance, increased downside Segment Buffer protection. All other factors being equal, the Segment Interim Value would be lower the earlier a withdrawal or surrender is made during a Segment. This means you participate to a lesser extent in upside performance and downside protection the earlier you take a withdrawal.

..   You cannot transfer out of a Segment prior to its maturity to another investment option. You can only make withdrawals out of a Segment or surrender your contract. The amount you would receive would be calculated using the formula for the Segment Interim Value.

..   We may not offer new Segments of any or all Segment Types, so a Segment may
    not be available for you to transfer your Segment Maturity Value into after the Segment Maturity Date.

..   We have the right to substitute an alternative index prior to Segment
    Maturity if the publication of one or more Indices is discontinued or at our sole discretion we determine that our use of such Indices should be discontinued or if the calculation of one or more of the Indices is substantially changed. If we substitute an index for an existing Segment, we would not change the Segment Buffer or Performance Cap Rate. We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index.

..   If a Segment cannot be matured until after the scheduled Segment Start Date for a particular month, we may create new Segments of Segment Types that utilize unaffected Indices on the scheduled Segment Start Date. This may occur if the Segment Maturity Date for a Segment is delayed more than once because the value for the relevant underlying Index of the Segment is not published on the designated Segment Maturity Date. If your instructions include an allocation from a Segment whose Segment Maturity Date has been delayed to a new Segment whose underlying Index is unaffected, we will not be able to transfer that portion of your Segment Maturity Value from the affected Segment to the unaffected Segment. We will use reasonable efforts to allocate your Segment Maturity Value in accordance with your instructions, which may include holding amounts in Segment Type Holding Accounts until the next Segment Start Date.

..   The amounts held in a Segment Type Holding Account may earn a return that is less than the return you might have earned if those amounts were held in another variable investment option.

..   Standard Segment Types with greater protection tend to have lower
    Performance Cap Rates than other Standard Segment Types that use the same index and duration but provide less protection.

..   Choice Segment Types with greater protection tend to have lower Performance
    Cap Rates than other Choice Segment Types that use the same index and duration but provide less protection.

..   The value of your variable investment options will fluctuate and you could lose some or all of your account value.

..   The level of risk you bear and your potential investment performance will differ depending on the investments you choose.

                                 RISK FACTORS

..   If your account value falls below the applicable minimum account size as a result of a withdrawal, the contract will terminate.

..   For Series B contracts only, if you surrender your contract, any applicable withdrawal charge is calculated as a percentage of contributions, not account value. It is possible that the percentage of account value withdrawn could exceed the applicable withdrawal charge percentage. For example, assume you make a onetime contribution of $1,000 at contract issue. If your account value is $800 in contract year 3 and you surrender your contract, a withdrawal charge percentage of 5% is applied. The withdrawal charge would be $50 (5% of the $1,000 contribution). This is a 6.25% reduction of your account value, which results in a cash value of $750 paid to you.

..   No company other than AXA Equitable has any legal responsibility to pay amounts that AXA Equitable owes under the contract. An owner should look to the financial strength of AXA Equitable for its claims-paying ability.

..   The Segments track the performance of an Index. By investing in the
    Structured Investment Option, you are not actually invested in an index, an exchange-traded fund that tracks an index, or any underlying securities or commodities.

..   Your Segment Maturity Value is calculated based on the change in price of the Index between the Segment Start Date and the Segment Maturity Date, subject to application of the Performance Cap Rate, the Segment Buffer and (for Choice Segments only) the Choice cost. Your Segment Maturity Value is not affected by the price of the Index on any date between the Segment Start Date and the Segment Maturity Date.

..   As an investor in the Segment, you will not have voting rights or rights to receive cash dividends or other distributions or other rights that holders of the shares of the funds or holders of securities comprising the indices would have.

..   Values of securities and commodities can fluctuate, and sometimes wildly fluctuate, in response to changes in the financial condition of a company as well as general market, economic or political conditions.

   -- Foreign securities involve risks not associated with U.S. securities.
      Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values. There are greater risks involved with investments linked to emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

   -- The price of commodities may be affected by a variety of factors, including the global supply and demand, activities of speculative communities, and investor's expectations. Developments affecting the value of commodities may have significant impact on the investments that are linked to the value of such commodities. Commodity markets may be subject to sharp price fluctuations, which may lead to significant price fluctuations in investments that are linked to the value of such commodities.

..   If you invest in a Segment that provides performance tied to the performance of the iShares(R) Dow Jones U.S. Real Estate Index Fund, you should consider the following:

   -- The performance of the iShares(R) Dow Jones U.S. Real Estate Index Fund may not replicate the performance of, and may underperform the iShares(R) Dow Jones U.S. Real Estate Index (the "underlying index"). The price of the iShares(R) Dow Jones U.S. Real Estate Index Fund will reflect expenses and fees that will reduce its relative performance. Moreover, it is also possible that the iShares(R) Dow Jones U.S. Real Estate Index Fund may not fully replicate or may, in certain circumstances, diverge significantly from the performance of the underlying index. Because the return on your Segment Investment (subject to the Performance Cap and downside Segment Buffer protection) is linked to the performance of the iShares(R) Dow Jones U.S. Real Estate Index Fund and not the underlying index, the return on your Segment Investment may be less than that of an alternative investment linked directly to the underlying index or the components of the underlying index.

   -- The investment objective and strategies of the ishares(R) Dow Jones U.S.
      Real Estate Index Fund are potentially subject to change.

   -- There are risks associated with the real estate industry. The iShares(R)
      Dow Jones U.S. Real Estate Index Fund invests in companies that invest in real estate, such as REITs or real estate holding companies. The value of real estate and, consequently, companies that invest in real estate may be affected by many complex factors that interrelate with each other in complex and unpredictable ways.

..   If you invest in a Segment that provides performance tied to the performance of the Financial Select Sector SPDR Fund, you should consider the following:

   -- The performance of the Financial Select Sector SPDR Fund may not replicate the performance of, and may underperform the Financial Select Sector Index (the "underlying index"). The price of the Financial Select Sector SPDR Fund will reflect expenses and fees that will reduce its relative performance. Moreover, it is also possible that the Financial Select Sector SPDR Fund may not fully replicate or may, in certain circumstances, diverge significantly from the performance of the underlying index. Because the return on your Segment Investment (subject to the Performance Cap and downside Segment Buffer protection) is linked to the performance of the Financial Select Sector SPDR Fund and not the underlying index, the return on your Segment Investment may be less than that of an alternative investment linked directly to the underlying index or the components of the underlying index.

   -- The investment objective and strategies of the Financial Select Sector
      SPDR Fund are potentially subject to change.

   -- There are risks associated with the financial services sector. The
      Financial Select Sector SPDR(R) Fund invests in companies that operate in the financial services sector. Developments affecting the financial and capital markets may negatively impact the companies operating in these markets.

                                 RISK FACTORS

..   Investments in Choice Segments are subject to application of the Choice cost. As a result:

   -- The Segment Rate of Return for a Choice Segment will always be less than
      (a) the Performance Cap Rate and (b) the Index Performance Rate, if positive, for that Segment.

   -- The Segment Rate of Return for a Choice Segment may be less than the Segment Rate of Return for a Standard Segment based on the same Index, Segment Buffer and Segment Duration. This will occur if the applicable Index Performance Rate is positive but less than the sum of (a) the Performance Cap Rate for the Standard Segment and (b) the Choice cost.

   -- The Segment Interim Value for a Choice Segment may be less than the Segment Interim Value for a Standard Segment based on the same Index, Segment Buffer and Segment Duration. This could occur if the performance of the applicable Index through the date of calculation of the Segment Interim Value is less than the sum of (a) the prorated Performance Cap Rate for the Standard Segment and (b) the applicable Choice cost amount. See Appendix II for more information about how the Choice cost is built in to the Segment Interim Value calculation for Choice Segments.

..   Past performance of an index is not an indication of its future performance.

CYBERSECURITY


We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

                                 RISK FACTORS

2. How to reach us

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Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:
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 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.

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OUR "BUSINESS DAY" IS GENERALLY ANY DAY THE NYSE IS OPEN FOR REGULAR TRADING
AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). IF THE SECURITIES AND EXCHANGE COMMISSION DETERMINES THE EXISTENCE OF EMERGENCY CONDITIONS ON ANY DAY, AND CONSEQUENTLY, THE NYSE DOES NOT OPEN, THEN THAT DAY IS NOT A BUSINESS DAY. FOR MORE INFORMATION ABOUT OUR BUSINESS DAY AND OUR PRICING OF TRANSACTIONS, PLEASE SEE "DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR IN "MORE INFORMATION" LATER IN THIS PROSPECTUS."
--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:

..   written confirmation of financial transactions and certain non-financial transactions, including when money is transferred into a Segment from a Segment Type Holding Account; when money is not transferred from a Segment Type Holding Account into a Segment on a Segment Start Date for any reason; when a Segment matures; when you change a Performance Cap Threshold; or when you change your current instructions; and

..   at the close of each calendar quarter and statement of your contract values at the close of each calendar year.

See "Definition of key terms" earlier in this Prospectus for a more detailed explanation of terms associated with the Structured Investment Option.
--------------------------------------------------------------------------------

 ONLINE ACCOUNT ACCESS SYSTEM:


Online Account Access is designed to provide you with up-to-date information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   your Performance Cap Threshold;

..   your instructions on file for allocating the Segment Maturity Value on the
    Segment Maturity Date;

..   the number of units you have in the variable investment options and the
    Segment Type Holding Accounts;

..   the daily unit values for the variable investment options and the Segment
    Type Holding Accounts; and

..   performance information regarding the variable investment options.

You can also:

..   elect or change your Performance Cap Threshold;

..   change your allocation percentages and/or transfer among the variable investment options (not available for transfers to Segment Type Holding Accounts);


..   change your password;


..   elect to receive certain contract statements electronically;

..   change your address;

..   elect or change your Performance Cap Threshold; and

..   access "Frequently Asked Questions" and certain service forms.

                                HOW TO REACH US

Online Account Access is normally available seven days a week, 24 hours a day. You may use Online Account Access by visiting our website at www.axa.com and clicking on Online Account Access. Of course, for reasons beyond our control, this service may sometimes be unavailable.


We have established procedures to reasonably confirm that the instructions communicated through the Internet are genuine. For example, we will require certain personal identification information before we will act on Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you engaged in a disruptive transfer activity such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).
--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:

You may also use our toll-free number (1-877-899-3743) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days.

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)authorization for transfers, including transfers of your Segment Maturity Value on a Segment Maturity Date, by your financial professional;

(2)conversion of a traditional IRA to a Roth IRA contract;

(3)tax withholding elections (see withdrawal request form);

(4)election of the beneficiary continuation option;

(5)election of a predetermined form of death benefit payout;

(6)IRA contribution recharacterizations;

(7)Section 1035 exchanges;

(8)direct transfers and specified direct rollovers;

(9)death claims;

(10)change in ownership (NQ only, if available under your contract);

(11)purchase by, or change of ownership to, a non-natural owner;

(12)requests to transfer, re-allocate, make subsequent contributions and change your future allocations (except that certain transactions may be permitted through the Online Account Access systems);

(13)establishing and changing a Performance Cap Threshold;

(14)providing instructions for allocating the Segment Maturity Value on the Segment Maturity Date;

(15)requests for withdrawals, including withdrawals of the Segment Maturity Value on the Segment Maturity Date; and

(16)requests for contract surrender.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)instructions on file for allocating the Segment Maturity Value on the Segment Maturity Date; and

(2)instructions to withdraw your Segment Maturity Value on the Segment Maturity Date.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)beneficiary changes;

(2)dollar cap averaging; and

(3)pre-packaged segment selection.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)the date annuity payments are to begin;

(2)dollar cap averaging; and

(3)pre-packaged segment selection.

                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

                                HOW TO REACH US

3. Contract features and benefits

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HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We can refuse to accept any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. The following table summarizes our current rules regarding contributions to your contract, which rules are subject to change. For a traditional IRA contract, your initial contribution must be a direct transfer from another traditional IRA or a rollover from an eligible retirement plan (including another traditional IRA). For a Roth IRA contract, your initial contribution must be a direct transfer from another Roth IRA or a rollover from an eligible retirement plan including traditional IRA or another Roth IRA. For a QP contract, your initial contribution and any subsequent contributions must be a direct transfer from other investments within an existing qualified plan trust. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table, and contributions are based on the age of the older of the original owner and annuitant. Subsequent contributions may not be permitted in your state. Please see Appendix II later in this Prospectus for any applicable state variations.

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WE RESERVE THE RIGHT TO CHANGE OUR CURRENT LIMITATIONS ON YOUR CONTRIBUTIONS
AND TO DISCONTINUE ACCEPTANCE OF CONTRIBUTIONS.
--------------------------------------------------------------------------------

We currently do not accept any contribution if (i) the aggregate contributions under one or more Structured Capital Strategies(R) contracts with the same owner or annuitant would then total more than $1,500,000; or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria we determine, including issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. Please see Appendix II later in this Prospectus for more information on state variations.

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THE "OWNER" IS THE PERSON WHO IS THE NAMED OWNER IN THE CONTRACT AND, IF AN INDIVIDUAL, IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS. THE "ANNUITANT" IS THE PERSON WHO IS THE MEASURING LIFE FOR DETERMINING THE CONTRACT'S MATURITY DATE. THE ANNUITANT IS NOT NECESSARILY THE CONTRACT OWNER. WHERE THE OWNER OF A CONTRACT IS NON-NATURAL, THE ANNUITANT IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS.
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Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to:

..   Change our contribution requirements and limitations and our transfer rules, including to:

   -- increase or decrease our minimum contribution requirements and increase or decrease our maximum contribution limitations;

   -- discontinue the acceptance of subsequent contributions to the contract;

   -- discontinue the acceptance of subsequent contributions and/or transfers into one or more of the variable investment options; and

   -- discontinue the acceptance of subsequent contributions and/or transfers into one or more of the Segment Type Holding Accounts or the Segments.

..   Further limit the number of Segment Type Holding Accounts and Segments you may invest in at any one time.

..   Limit or terminate new contributions or transfers to any variable investment option, Segment Type Holding Account or Segment ("investment options").

WE RESERVE THE RIGHT IN OUR SOLE DISCRETION TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE ADDITIONAL LIMITATIONS ON CONTRIBUTIONS AND TRANSFERS INTO CERTAIN INVESTMENT OPTIONS, INCLUDING ANY OR ALL OF THE SEGMENT TYPES. IF WE EXERCISE THIS RIGHT, YOUR ABILITY TO INVEST IN YOUR CONTRACT, INCREASE YOUR CONTRACT VALUE AND, CONSEQUENTLY, INCREASE YOUR DEATH BENEFIT WILL BE LIMITED.

                        CONTRACT FEATURES AND BENEFITS

                                    SERIES B, SERIES C & SERIES ADV
-----------------------------------------------------------------------------------------------------------------------
                                                                                    ADDITIONAL
                 AVAILABLE FOR OWNER AND  MINIMUM              SOURCE OF            LIMITATIONS ON
 CONTRACT TYPE   ANNUITANT ISSUE AGES     CONTRIBUTIONS        CONTRIBUTIONS        CONTRIBUTIONS TO YOUR CONTRACT/(1)/
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NQ                    0 through 85        .   $25,000          .   After-tax money.        .   You may make
                                              (initial)        .   Paid to us by               subsequent
                                          .   $500                 check or                    contributions
                                              (subsequent)         transfer of                 to the contract
                                                                   contract value              until the later
                                                                   in a tax                    of attained age
                                                                   deferred                    86 or, if
                                                                   exchange under              later, the
                                                                   Section 1035 of             first contract
                                                                   the Internal                date
                                                                   Revenue Code.               anniversary./(2)/
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Traditional IRA       0 through 85        .   $25,000          .   Eligible                .   You may make
                                              (initial)            rollover                    rollover or
                                          .   $50 (subsequent)     distributions               direct transfer
                                                                   from 403(b)                 contributions
                                                                   plans,                      until the later
                                                                   qualified plans             of attained age
                                                                   and                         86 or the first
                                                                   governmental                contract date
                                                                   employer 457(b)             anniversary./(2)/
                                                                   plans.                  .   Contributions
                                                               .   Rollovers from              made after age
                                                                   another                     70 1/2 must be
                                                                   traditional                 net of required
                                                                   individual                  minimum
                                                                   retirement                  distributions.
                                                                   arrangement.            .   Although we
                                                               .   Direct                      accept regular
                                                                   custodian-to-               IRA
                                                                   custodian                   contributions
                                                                   transfers from              (limited to
                                                                   another                     $5,500 per
                                                                   traditional                 calendar year)
                                                                   individual                  under
                                                                   retirement                  traditional IRA
                                                                   arrangement.                contracts, we
                                                               .   Regular IRA                 intend that the
                                                                   contributions.              contract be
                                                               .   Additional                  used primarily
                                                                   catch-up                    for rollover
                                                                   contributions.              and direct
                                                                                               transfer
                                                                                               contributions.
                                                                                           .   Subsequent
                                                                                               catch-up
                                                                                               contributions
                                                                                               of up to $1,000
                                                                                               per calendar
                                                                                               year where the
                                                                                               owner is at
                                                                                               least age 50
                                                                                               but under age
                                                                                               70 1/2 at any
                                                                                               time during the
                                                                                               calendar year
                                                                                               for which the
                                                                                               contribution is
                                                                                               made.
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(1)Subsequent contributions may not be permitted under certain conditions in your state. Please see Appendix II later in this Prospectus for more information on contribution limitations in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into any investment option at any time.
(2)The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.

                        CONTRACT FEATURES AND BENEFITS

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                                                                                    ADDITIONAL
                 AVAILABLE FOR OWNER AND  MINIMUM              SOURCE OF            LIMITATIONS ON
 CONTRACT TYPE   ANNUITANT ISSUE AGES     CONTRIBUTIONS        CONTRIBUTIONS        CONTRIBUTIONS TO YOUR CONTRACT/(1)/
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Roth IRA         0 through 85             .   $25,000          .   Rollovers from   .   You may make
                                              (initial)            another Roth         rollover or
                                          .   $50 (subsequent)     IRA.                 direct transfer
                                                               .   Rollovers from       contributions
                                                                   a designated         until the later
                                                                   Roth                 of attained age
                                                                   contribution         86 or the first
                                                                   account under        contract date
                                                                   specified            anniversary./(2)/
                                                                   retirement       .   Conversion
                                                                   plans.               rollovers after
                                                               .   Conversion           age 70 1/2 must
                                                                   rollovers from       be net of
                                                                   a traditional        required
                                                                   IRA or other         minimum
                                                                   eligible             distributions
                                                                   retirement plan.     for the
                                                               .   Direct               traditional IRA
                                                                   custodian-to-        or other
                                                                   custodian            eligible
                                                                   transfers from       retirement plan
                                                                   another Roth         that is the
                                                                   individual           source of the
                                                                   retirement           conversion
                                                                   arrangement.         rollover.
                                                               .   Regular Roth     .   Although we
                                                                   IRA                  accept Roth IRA
                                                                   contributions.       contributions
                                                               .   Additional           (limited to
                                                                   catch-up             $5,500 per
                                                                   contributions.       calendar year)
                                                                                        under Roth IRA
                                                                                        contracts, we
                                                                                        intend that the
                                                                                        contract be
                                                                                        used primarily
                                                                                        for rollover
                                                                                        and direct
                                                                                        transfer
                                                                                        contributions.
                                                                                    .   Subsequent
                                                                                        catch-up
                                                                                        contributions
                                                                                        of up to $1,000
                                                                                        per calendar
                                                                                        year where the
                                                                                        owner is at
                                                                                        least 50 at any
                                                                                        time during the
                                                                                        calendar year
                                                                                        for which the
                                                                                        contribution is
                                                                                        made.
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QP (defined      20-75                    .   $25,000          .   Only transfer    .   For 401(k)
benefit and                                   (initial)            contributions        plans,
defined                                   .   $500                 from other           transferred
contribution)                                 (subsequent)         investments          contributions
                                                                   within an            may not include
                                                                   existing             any after-tax
                                                                   qualified plan       contributions,
                                                                   trust.               including
                                                               .   The plan must        designated Roth
                                                                   be qualified         contributions.
                                                                   under Section    .   We do not
                                                                   401(a) of the        accept
                                                                   Internal             contributions
                                                                   Revenue Code.        directly from
                                                                                        the employer.
                                                                                    .   We reserve the
                                                                                        right to limit
                                                                                        aggregate
                                                                                        contributions
                                                                                        made each
                                                                                        contract year
                                                                                        after the first
                                                                                        contract year
                                                                                        to 100% of the
                                                                                        first contract
                                                                                        year
                                                                                        contributions.
-----------------------------------------------------------------------------------------------------------------------

(1)Subsequent contributions may not be permitted under certain conditions in your state. Please see Appendix II later in this Prospectus for more information on contribution limitations in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into any investment option at any time.
(2)The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.

                        CONTRACT FEATURES AND BENEFITS

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner. We reserve the right to prohibit availability of this contract to any non-natural owner.

Owners which are not individuals may be required to complete the appropriate Form W-8 describing the entity type to avoid 30% FATCA withholding from U.S.-source income.

For NQ contracts (with a single owner, joint owners, or a non-natural owner) we permit the naming of joint annuitants only when the contract is purchased through an exchange that is intended not to be taxable under Section 1035 of the Internal Revenue Code and only where the joint annuitants are spouses.

Under all IRA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for single owner contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules. Certain same-sex civil union and domestic partners may not be eligible for tax benefits under federal law and may be required to take post-death distributions.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the qualified plan trust and the annuitant must be the plan participant/employee. See Appendix VI later in this Prospectus for more information on QP contracts.

In certain states, where QP contracts are not available, we permit defined benefit and defined contribution plan trusts to use pooled plan assets to purchase NQ contracts. See "Appendix VI: Purchase considerations for defined benefit and defined contribution plans" later in this Prospectus.

In this Prospectus, when we use the terms OWNER and JOINT OWNER, we intend these to be references to ANNUITANT and JOINT ANNUITANT, respectively, if the contract has a non-natural owner. Unless otherwise stated, if the contract is jointly owned or is issued to a non-natural owner, benefits are based on the age of the older joint owner or older joint annuitant, as applicable.

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

If you are purchasing the contract to fund a charitable remainder trust and allocate any account value to the Structured Investment Option, you should strongly consider "split-funding": that is the trust holds investments in addition to this Structured Capital Strategies(R) contract. Charitable remainder trusts are required to make specific distributions. The charitable remainder trust annual distribution requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Structured Capital Strategies(R) contract is the only source for such distributions, you may need to take withdrawals from Segments before their Segment Maturity Dates. See the discussion of the Structured Investment Option later in this section.

--------------------------------------------------------------------------------
SEGMENT -- AN INVESTMENT OPTION WE ESTABLISH WITH THE INDEX, SEGMENT DURATION AND SEGMENT BUFFER OF A SPECIFIC SEGMENT TYPE, AND FOR WHICH WE ALSO SPECIFY A SEGMENT MATURITY DATE AND PERFORMANCE CAP RATE. WE CURRENTLY OFFER STANDARD SEGMENTS AND CHOICE SEGMENTS.
SEGMENT MATURITY DATE -- THE SEGMENT BUSINESS DAY ON WHICH A SEGMENT ENDS. THIS IS GENERALLY THE FIRST SEGMENT BUSINESS DAY OCCURRING AFTER THE 13TH OF THE
SAME MONTH AS THE SEGMENT START DATE IN THE CALENDAR YEAR IN WHICH THE SEGMENT DURATION ENDS.
--------------------------------------------------------------------------------

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made for NQ contracts, pursuant to an intended Section 1035 tax-free exchange or for IRA contracts, pursuant to a direct transfer. For a traditional IRA contract, your initial contribution must be a direct transfer from another traditional IRA or a rollover from an eligible retirement plan (including a traditional IRA). For a Roth IRA contract, your initial contribution must be a direct transfer from another Roth IRA or a rollover from an eligible retirement plan including a traditional IRA or another Roth IRA. For QP contracts, all contributions must be transfers from another investment within an existing qualified plan trust. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form or not in accordance with our administrative procedures.

For your convenience, we will accept initial and subsequent contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealers. These methods of payment are discussed in detail in "More information" later in this Prospectus.

--------------------------------------------------------------------------------
THE "CONTRACT DATE" IS THE EFFECTIVE DATE OF A CONTRACT. THIS USUALLY IS THE BUSINESS DAY WE RECEIVE THE PROPERLY COMPLETED AND SIGNED APPLICATION, ALONG WITH ANY OTHER REQUIRED DOCUMENTS, AND YOUR INITIAL CONTRIBUTION. YOUR CONTRACT DATE WILL BE SHOWN IN YOUR CONTRACT. THE 12 MONTH PERIOD BEGINNING ON YOUR CONTRACT DATE AND EACH 12 MONTH PERIOD AFTER THAT DATE IS A "CONTRACT YEAR."
THE END OF EACH 12 MONTH PERIOD IS YOUR "CONTRACT DATE ANNIVERSARY." FOR EXAMPLE, IF YOUR CONTRACT DATE IS MAY 1, YOUR CONTRACT DATE ANNIVERSARY IS
APRIL 30.
--------------------------------------------------------------------------------

If your contract is sold by a financial professional of AXA Advisors, AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the time requirements set by applicable rules of the Financial Industry Regulatory Authority ("FINRA"). Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing. If the period for obtaining this information extends through a Segment Start Date, your initial investment will not be allocated to new Segments until the next Segment Start Date.

If your application is in good order when we receive it from AXA Advisors for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your

                        CONTRACT FEATURES AND BENEFITS
contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information. If the period for obtaining this information extends through a Segment Start Date, your initial investment will not be allocated to new Segments until the next Segment Start Date.

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information. If the period for obtaining this information extends through a Segment Start Date, your initial investment will not be allocated to new Segments until the next Segment Start Date.

ALLOCATING YOUR CONTRIBUTIONS

Your allocation instructions determine how your contributions are allocated, which may be among one or more of the investment options. The total number of Segments and Segment Type Holding Accounts that may be active in your contract at any time is 70. If a transfer from a Segment Type Holding Account into a Segment will cause a contract to exceed this limit, such transfers will be defaulted to the EQ/Money Market variable investment option. If there are multiple Segments scheduled to be established on a Segment Start Date, new Segments will be established in the order of those that would have the largest initial Segment Investment first until the limit of 70 is reached. Any remaining amount that is not transferred into a Segment will then be defaulted to the EQ/Money Market variable investment option. Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. Once your contributions are allocated to the investment options they become part of your account value. Subsequent contributions are allocated according to instructions on file unless you provide new instructions. We discuss account value in "Determining your contract's value" later in this Prospectus.

--------------------------------------------------------------------------------
SEGMENT TYPE HOLDING ACCOUNT -- AN ACCOUNT THAT HOLDS ALL CONTRIBUTIONS AND TRANSFERS ALLOCATED TO A SEGMENT TYPE PENDING INVESTMENT IN A SEGMENT. THERE IS A SEGMENT TYPE HOLDING ACCOUNT FOR EACH SEGMENT TYPE. THE SEGMENT TYPE HOLDING ACCOUNTS ARE PART OF THE EQ/MONEY MARKET VARIABLE INVESTMENT OPTION.
SEGMENT START DATE -- THE SEGMENT BUSINESS DAY ON WHICH A NEW SEGMENT IS ESTABLISHED. THIS IS GENERALLY THE SECOND SEGMENT BUSINESS DAY OCCURRING AFTER THE 13TH OF EACH MONTH.
SEGMENT INVESTMENT -- THE AMOUNT TRANSFERRED TO A SEGMENT ON ITS SEGMENT START DATE, AS ADJUSTED FOR ANY WITHDRAWALS FROM THAT SEGMENT.
--------------------------------------------------------------------------------


The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. Your AXA Advisors financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. Certain AXA Advisors financial professionals who are registered as investment advisory representatives (IARs) of AXA Advisors may enter into a separate agreement with you to provide investment advice for a fee regarding the management of your Series ADV contract. That arrangement will be governed by a separate investment advisory contract, and different terms and conditions will apply (as set forth in that separate investment advisory contract and related disclosures, such as pertinent Forms ADV Part 2A). If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply, particularly with regard to any fee-based arrangement you may have in connection with your Series ADV contract.


WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options, the Segments comprising the Structured Investment Option and the Dollar Cap Averaging Program. The term variable investment options includes the Segment Type Holding Accounts unless otherwise noted. The Segment Type Holding Accounts are part of the EQ/Money Market variable investment option. The Structured Investment Option and the Segment Type Holding Accounts are discussed later in this section under "Structured Investment Option." The Dollar Cap Averaging Program invests in the dollar cap averaging account, which is part of the EQ/Money Market variable investment option. See "Dollar Cap Averaging Program" later in this section for more information.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. Because the variable investment options are not Segments, they are not protected by any Segment Buffer. Therefore, you can lose all of your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives, and their sub-advisers. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers into any of the variable investment options and to limit the number of variable investment options you may elect.

                        CONTRACT FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUST


We offer an affiliated Trust, which in turn offers one or more Portfolios. AXA Equitable Funds Management Group, LLC ("AXA FMG"), a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of EQ Advisors Trust. For some Portfolios, AXA FMG has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers with respect to the Trust and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, AXA FMG receives management fees and administrative fees in connection with the services it provides to the Portfolios.


As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


ASSET TRANSFER PROGRAM. Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program
(ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:


(a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

(b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.


----------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 (CLASS IB SHARES)
 PORTFOLIO NAME      OBJECTIVE                                        SUB-ADVISER
----------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX   Seeks to achieve a total return before           .   SSgA Funds Management,
                     expenses that approximates the total return          Inc.
                     performance of the Barclays U.S.
                     Intermediate Government/Credit Bond
                     Index, including reinvestment of dividends,
                     at a risk level consistent with that of the
                     Barclays U.S. Intermediate Government/
                     Credit Bond Index.
----------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX  Seeks to achieve a total return before           .   AllianceBernstein L.P.
                     expenses that approximates the total return
                     performance of the Standard & Poor's 500
                     Composite Stock Price Index, including
                     reinvestment of dividends, at a risk level
                     consistent with that of the Standard &
                     Poor's 500 Composite Stock Price Index.
----------------------------------------------------------------------------------------------------
EQ/MONEY MARKET/(1)/ Seeks to obtain a high level of current income,  .   The Dreyfus Corporation
                     preserve its assets and maintain liquidity.
----------------------------------------------------------------------------------------------------


(1)The Board of Trustees of EQ Advisors Trust has approved changes to the Portfolio's principal investment strategies that will allow the Portfolio to operate as a "government money market fund." Effective April 1, 2016, the Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUST CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF THE TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-877-899-3743.

                        CONTRACT FEATURES AND BENEFITS

STRUCTURED INVESTMENT OPTION

The Structured Investment Option consists of a number of Segment Types, each of which provides a rate of return tied to the performance of a specified Securities or Commodities Index. Each month, you have the opportunity to invest in any of the Segment Types described below, subject to the requirements, limitations and procedures disclosed in this section. You participate in the performance of an Index by investing in the corresponding Segment. Investments in Segments are not investments in underlying mutual funds; Segments are not "index funds."

SEGMENT TYPES

You can invest in Standard Segment Types and Choice Segment Types. We currently offer a total of 27 Segment Types, of which 25 are offered under Series B contracts and 21 are offered under Series C and Series ADV contracts. Not all Choice Segment Types are available for each Series. We intend to offer each Segment Type each month, with a Segment Start Date which is generally the second Segment Business Day occurring after the 13th of the month. We are not obligated to offer any one particular Segment Type. Also, we are not obligated to offer any Segment Types. Each investment in a Segment Type that starts on a particular Segment Start Date is referred to as a Segment.

A Segment Type refers to all Standard Segments or Choice Segments that have the same Index, Segment Duration, and Segment Buffer. Each Segment Type has a corresponding Segment Type Holding Account. Please refer to the "Definitions of key terms" section earlier in this Prospectus for a discussion of these terms.

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CHOICE COST -- A CHARGE APPLICABLE TO INVESTMENTS IN CHOICE SEGMENTS ONLY. THE CHOICE COST IS AN AMOUNT EQUAL TO 1% OF THE SEGMENT INVESTMENT ON THE SEGMENT START DATE FOR EACH YEAR OF THE SEGMENT DURATION. ON THE SEGMENT MATURITY DATE, WE DEDUCT THE CHOICE COST FROM THE INDEX PERFORMANCE RATE OF A CHOICE SEGMENT, BUT ONLY IF THE INDEX PERFORMANCE RATE IS POSITIVE FOR THAT SEGMENT. ADDITIONALLY, WHEN WE CALCULATE THE SEGMENT RATE OF RETURN, IF THE INDEX PERFORMANCE RATE IS POSITIVE FOR A CHOICE SEGMENT BUT LESS THAN THE APPLICABLE CHOICE COST, THE AMOUNT OF THE CHOICE COST DEDUCTED WILL BE THE MAXIMUM AMOUNT THAT WILL NOT CAUSE THE SEGMENT MATURITY VALUE TO BE LESS THAN THE SEGMENT INVESTMENT. THE SEGMENT INTERIM VALUE FOR A CHOICE SEGMENT WILL REFLECT APPLICATION OF A PORTION OF THE CHOICE COST.
CHOICE SEGMENT -- ANY SEGMENT BELONGING TO A SEGMENT TYPE WHOSE NAME BEGINS
WITH "CHOICE". WHERE A STANDARD SEGMENT AND A CHOICE SEGMENT ARE ASSOCIATED
WITH THE SAME INDEX, THE CHOICE SEGMENT WILL TYPICALLY HAVE A HIGHER
PERFORMANCE CAP RATE AND/OR A DIFFERENT SEGMENT BUFFER. UNLIKE STANDARD SEGMENTS, CHOICE SEGMENTS ARE SUBJECT TO APPLICATION OF THE CHOICE COST.
--------------------------------------------------------------------------------

Choice Segments provide you access to higher Performance Cap Rates and potentially greater Segment Rates of Return than comparable Standard Segments. Each Choice Segment Type has an associated Choice cost.

--------------------------------------------------------------------------------
SEGMENT BUSINESS DAY -- A BUSINESS DAY THAT ALL INDICES UNDERLYING AVAILABLE SEGMENTS ARE SCHEDULED TO BE OPEN AND TO PUBLISH PRICES. A SCHEDULED HOLIDAY
FOR ANY ONE INDEX DISQUALIFIES THAT DAY FROM BEING SCHEDULED AS A SEGMENT BUSINESS DAY FOR ALL SEGMENTS. WE USE SEGMENT BUSINESS DAYS IN THIS MANNER SO THAT, BASED ON PUBLISHED HOLIDAY SCHEDULES, WE MATURE ALL SEGMENTS ON THE SAME DAY AND START ALL NEW SEGMENTS ON A SUBSEQUENT DAY. THIS DESIGN, AMONG OTHER THINGS, FACILITATES THE ROLL OVER OF MATURING SEGMENT INVESTMENTS INTO NEW SEGMENTS. IT IS POSSIBLE THAT DUE TO EMERGENCY CONDITIONS, AN INDEX CANNOT PROVIDE A PRICE ON A DAY THAT WAS SCHEDULED TO BE A SEGMENT BUSINESS DAY. THESE UNFORESEEN EVENTS CAN HAVE TWO RESULTS. (1) IF THE NYSE EXPERIENCES AN
EMERGENCY CLOSE AND CANNOT PUBLISH A PRICE, WE CANNOT MATURE OR START ANY SEGMENTS FOR ANY INDEX. (2) IF ANY INDEX OTHER THAN THE NYSE EXPERIENCES AN EMERGENCY CLOSE AND CANNOT PUBLISH A PRICE, WE WILL MATURE OR START SEGMENTS
FOR ALL UNAFFECTED INDICES.
SEGMENT DURATION -- THE PERIOD FROM THE SEGMENT START DATE TO THE SEGMENT MATURITY DATE. WE CURRENTLY OFFER SEGMENT DURATIONS OF 1 YEAR, 3 YEARS OR 5 YEARS.
SEGMENT BUFFER -- THE PORTION OF ANY NEGATIVE INDEX PERFORMANCE RATE THAT WE ABSORB ON A SEGMENT MATURITY DATE FOR A PARTICULAR SEGMENT. ANY PERCENTAGE DECLINE IN A SEGMENT'S INDEX PERFORMANCE RATE IN EXCESS OF THE SEGMENT BUFFER REDUCES YOUR SEGMENT MATURITY VALUE. WE CURRENTLY OFFER SEGMENT BUFFERS OF
-10%, -20% AND -30% FOR STANDARD SEGMENTS AND -10%, -15% AND -25% FOR CHOICE SEGMENTS.
--------------------------------------------------------------------------------

The following chart lists the current Standard Segment Types:

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            INDEX                    SEGMENT DURATION                     SEGMENT BUFFER
------------------------------------------------------------------------------------------------------
S&P 500 Price Return Index                1 year                               -10%
------------------------------------------------------------------------------------------------------
Russell 2000(R) Price Return              1 year                               -10%
Index
------------------------------------------------------------------------------------------------------
NASDAQ-100 Price Return Index             1 year                               -10%
------------------------------------------------------------------------------------------------------
MSCI EAFE Price Return Index              1 year                               -10%
------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Price               1 year                               -10%
Return Index
------------------------------------------------------------------------------------------------------
Financial Select Sector SPDR              1 year                               -10%
Fund
------------------------------------------------------------------------------------------------------
iShares(R) Dow Jones U.S.                 1 year                               -10%
Real Estate Index Fund
------------------------------------------------------------------------------------------------------
Gold Index                                1 year                               -10%
------------------------------------------------------------------------------------------------------
Oil Index                                 1 year                               -10%
------------------------------------------------------------------------------------------------------
S&P 500 Price Return Index                3 year                            -10%; -20%
------------------------------------------------------------------------------------------------------
Russell 2000(R) Price Return              3 year                            -10%; -20%
Index
------------------------------------------------------------------------------------------------------
S&P 500 Price Return Index                5 year                         -10%; -20%; -30%
------------------------------------------------------------------------------------------------------
Russell 2000(R) Price Return              5 year                         -10%; -20%; -30%
Index
------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

The following chart lists the current Choice Segment Types:

--------------------------------------------------------------------------------------------------------------------------
                 INDEX                              SEGMENT DURATION                          SEGMENT BUFFER
--------------------------------------------------------------------------------------------------------------------------
Choice S&P 500 Price Return Index                        3 year                                    -10%
--------------------------------------------------------------------------------------------------------------------------
Choice Russell 2000 Price Return Index                   3 year                                    -10%
--------------------------------------------------------------------------------------------------------------------------
Choice S&P 500 Price Return Index                        5 year                              -10%; -15%; -25%
--------------------------------------------------------------------------------------------------------------------------
Choice Russell 2000 Price Return Index                   5 year                              -10%; -15%; -25%
--------------------------------------------------------------------------------------------------------------------------

ON A SEGMENT MATURITY DATE, THE HIGHEST LEVEL OF PROTECTION IS THE -30% SEGMENT BUFFER (FOR CHOICE SEGMENTS, THE -25% SEGMENT BUFFER) AND LOWEST LEVEL OF PROTECTION IS THE -10% SEGMENT BUFFER.

The Indices are described in more detail below, under the heading "Indices."

Each Standard Segment and Choice Segment has a Performance Cap Rate that we set on the Segment Start Date. See "Performance Cap Rate" below.

STANDARD SEGMENT EXAMPLE: For the S&P 500 Price Return Index/5 year/-20% Segment Type, a Segment could be established as S&P 500 Price Return Index/5 year/-20% with a 30% Performance Cap Rate declared on the Segment Start Date. This means that you will participate in the performance of the S&P 500 Price Return Index for five years starting from the Segment Start Date. If the Index performs positively during this period, your Segment Rate of Return could be as much as 30% for that Segment Duration. If the Index performs negatively during this period, at maturity you will be protected from the first 20% of the Index's decline. If the Index performance is between -20% and 0%, your Segment Return Amount on the Segment Maturity Date will equal your Segment Investment.

CHOICE SEGMENT EXAMPLE: For the Choice S&P 500 Price Return Index/5 year/-10% Segment Type, a Segment could be established as Choice S&P 500 Price Return Index/5 year/-10% with a 65% Performance Cap Rate declared on the Segment Start Date. This means that you will participate in the performance of the S&P 500 Price Return Index for five years starting from the Segment Start Date. If the Index performs positively during this period, your Segment Rate of Return could be as much as 60% for that Segment Duration (65% less the 5% Choice cost). If the Index performs negatively during this period, at maturity you will be protected from the first 10% of the Index's decline. If the Index performance is between -10% and 0%, your Segment Return Amount on the Segment Maturity Date will equal your Segment Investment. Similarly, if the Index performance is between 0% and 5%, then, after deduction of the Choice cost, your Segment Return Amount on the Segment Maturity Date will equal your Segment Investment.

PLEASE NOTE THE FOLLOWING:

..   STANDARD SEGMENT TYPES WITH GREATER PROTECTION TEND TO HAVE LOWER
    PERFORMANCE CAP RATES THAN OTHER STANDARD SEGMENT TYPES THAT USE THE SAME INDEX AND DURATION BUT PROVIDE LESS PROTECTION.

..   CHOICE SEGMENT TYPES WITH GREATER PROTECTION TEND TO HAVE LOWER PERFORMANCE
    CAP RATES THAN OTHER CHOICE SEGMENT TYPES THAT USE THE SAME INDEX AND DURATION BUT PROVIDE LESS PROTECTION.

..   CHOICE SEGMENTS ARE SUBJECT TO DEDUCTION OF THE CHOICE COST. AS A RESULT,
    THE SEGMENT RATE OF RETURN FOR A CHOICE SEGMENT WILL ALWAYS BE LESS THAN
    (A) THE PERFORMANCE CAP RATE AND (B) THE INDEX PERFORMANCE RATE, IF POSITIVE, FOR THAT SEGMENT.

..   DEPENDING ON MARKET PERFORMANCE, IT IS POSSIBLE THAT THE SEGMENT RATE OF
    RETURN FOR A STANDARD SEGMENT MAY BE HIGHER THAN THAT FOR A CHOICE SEGMENT THAT USES THE SAME INDEX, DURATION AND SEGMENT BUFFER. THIS WILL OCCUR IF THE INDEX PERFORMANCE RATE APPLICABLE TO THESE SEGMENTS DOES NOT EXCEED THE PERFORMANCE CAP RATE SET FOR THE STANDARD SEGMENT BY MORE THAN THE CHOICE COST.

..   DEDUCTION OF THE CHOICE COST ON THE SEGMENT MATURITY DATE FOR A CHOICE
    SEGMENT WILL NEVER CAUSE YOU TO LOSE PRINCIPAL. IF THE INDEX PERFORMANCE RATE FOR A CHOICE SEGMENT IS POSITIVE BUT LESS THAN THE APPLICABLE CHOICE COST, THE AMOUNT OF THE CHOICE COST DEDUCTED WILL NOT CAUSE YOUR SEGMENT MATURITY VALUE TO BE LESS THAN YOUR SEGMENT INVESTMENT.

..   IF, ON A SEGMENT START DATE, WE DETERMINE THAT THE PERFORMANCE CAP RATE FOR
    A CHOICE SEGMENT WILL NOT EXCEED THE PERFORMANCE CAP RATE FOR A COMPARABLE STANDARD SEGMENT (I.E., WITH THE SAME INDEX, SEGMENT DURATION, SEGMENT BUFFER AND SEGMENT START DATE) BY AN AMOUNT THAT IS AT LEAST EQUAL TO THE CHOICE COST, WE WILL WAIVE THE CHOICE COST AND DECLARE A PERFORMANCE CAP RATE FOR THE CHOICE SEGMENT THAT IS EQUAL TO THE PERFORMANCE CAP RATE FOR THE STANDARD SEGMENT.

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PERFORMANCE CAP RATE -- THE HIGHEST SEGMENT RATE OF RETURN THAT CAN BE CREDITED ON A SEGMENT MATURITY DATE. THE PERFORMANCE CAP RATE IS NOT AN ANNUAL RATE OF RETURN.
INDEX PERFORMANCE RATE -- FOR A SEGMENT, THE PERCENTAGE CHANGE IN THE VALUE OF THE RELATED INDEX FROM THE SEGMENT START DATE TO THE SEGMENT MATURITY DATE. THE INDEX PERFORMANCE RATE MAY BE POSITIVE OR NEGATIVE.
PERFORMANCE CAP THRESHOLD -- A MINIMUM RATE YOU MAY SPECIFY AS A PARTICIPATION REQUIREMENT THAT THE PERFORMANCE CAP RATE FOR A NEW SEGMENT MUST EQUAL OR
EXCEED IN ORDER FOR AMOUNTS TO BE TRANSFERRED FROM A SEGMENT TYPE HOLDING ACCOUNT INTO A NEW SEGMENT.
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BOTH THE PERFORMANCE CAP RATE AND THE SEGMENT RATE OF RETURN ARE RATES OF RETURN FROM THE SEGMENT START DATE TO THE SEGMENT MATURITY DATE, NOT ANNUAL RATES OF RETURN, EVEN IF THE SEGMENT DURATION IS LONGER THAN ONE YEAR. THEREFORE THE INDEX PERFORMANCE RATE AND THE PERFORMANCE CAP THRESHOLD ARE ALSO NOT ANNUAL RATES. The performance of the Index, the Performance Cap Rate and the Segment Buffer are all measured from the Segment Start Date to the Segment Maturity Date, and the Performance Cap Rate and Segment Buffer apply if you hold the Segment until the Segment Maturity Date. If you surrender or cancel your contract, die or make a withdrawal from a Segment before the Segment Maturity Date, the Segment Buffer will not necessarily apply to the extent it would on the Segment Maturity Date, and any upside performance will be limited to a percentage lower than the Performance Cap Rate. Please see "Your contract's value in the Structured Investment Option" in "Determining your contract's value" later in this Prospectus. A partial withdrawal from a Segment does not affect the Performance Cap Rate and Segment Buffer that apply to any remaining amounts that are held in the Segment through the Segment Maturity Date.

                        CONTRACT FEATURES AND BENEFITS

We reserve the right to offer any or all Segment Types less frequently than monthly or to stop offering any or all of them or to suspend offering any or all of them temporarily. Please see "Suspension, termination and changes to Segment Types" later in this section. All Segment Types may not be available in all states. We may also add Segment Types in the future.

The total number of Segments and Segment Type Holding Accounts that may be active on a contract at any time is 70.

INDICES

Each Segment Type references an Index that determines the performance of its associated Segments. We currently offer Segment Types based on the performance of (1) securities indices, (2) commodities indices and (3) exchange-traded funds. Throughout this Prospectus, we refer to these indices and exchange-traded funds using the term "Index" or, collectively, "Indices." Not all Indices may be available under your contract. Please see "Appendix II:
State contract availability and/or variations of certain features and benefits" later in this Prospectus.

SECURITIES INDICES. The following Securities Indices are currently available:

S&P 500 PRICE RETURN INDEX. The S&P 500 Price Return Index was established by Standard & Poor's. The S&P 500 Price Return Index includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The S&P 500 Price Return Index does not include dividends declared by any of the companies included in this Index.

RUSSELL 2000(R) PRICE RETURN INDEX. The Russell 2000(R) Price Return Index was established by Russell Investments. The Russell 2000(R) Price Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000(R) Price Return Index is a subset of the Russell 3000(R) Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000(R) Price Return Index does not include dividends declared by any of the companies included in this Index.

MSCI EAFE PRICE RETURN INDEX. The MSCI EAFE Price Return Index was established by MSCI. The MSCI EAFE Price Return Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. As of the date of this Prospectus the MSCI EAFE Price Return Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI EAFE Price Return Index does not include dividends declared by any of the companies included in this Index.

MSCI EMERGING MARKETS PRICE RETURN INDEX. The MSCI Emerging Markets Price Return Index was established by MSCI. The MSCI Emerging Markets Price Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of the date of this prospectus, the MSCI Emerging Markets Price Return Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The MSCI Emerging Markets Price Return Index does not include dividends declared by any of the companies included in this Index.

NASDAQ-100 PRICE RETURN INDEX. The NASDAQ-100 Price Return Index (the "NASDAQ-100 Index") includes securities of 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies. The NASDAQ-100 Price Return Index does not include dividends declared by any of the companies included in this Index.

EXCHANGE-TRADED FUNDS. The following exchange-traded funds are currently available:

ISHARES(R) DOW JONES U.S. REAL ESTATE INDEX FUND. The iShares(R) Dow Jones U.S. Real Estate Index Fund seeks investment results that correspond generally to the performance of the Dow Jones U.S. Real Estate Index, which is the underlying index. The underlying index measures the performance of the Real Estate industry of the U.S. equity market, including real estate holding and developing and real estate investment trusts (REITS) subsectors. The iShares(R) Dow Jones U.S. Real Estate Index Fund is an exchange-traded fund. The performance of the iShares(R) Dow Jones U.S. Real Estate Index Fund may not replicate the performance of, and may underperform the underlying index. The price of the iShares(R) Dow Jones U.S. Real Estate Index Fund will reflect expenses and fees that will reduce its relative performance. Moreover, it is also possible that the iShares(R) Dow Jones U.S. Real Estate Index Fund may not fully replicate or may, in certain circumstances, diverge significantly from the performance of the underlying index. Because the return on your Segment Investment (subject to the Performance Cap and downside Segment Buffer protection) is linked to the performance of the iShares(R) Dow Jones U.S. Real Estate Index Fund and not the underlying index, the return on your Segment Investment may be less than that of an alternative investment linked directly to the underlying index or the components of the underlying index. The investment performance of the iShares(R) Dow Jones U.S. Real Estate Index Segment is only based on the closing share price of the Index Fund. The iShares(R) Dow Jones U.S. Real Estate Index Segment does not include dividends and other distributions declared by the Index Fund.

FINANCIAL SELECT SECTOR SPDR(R) FUND. The Financial Select Sector SPDR(R) Fund seeks to closely match the returns and characteristics of the Financial Select Sector Index, which is the underlying index. The underlying index seeks to provide an effective representation of the financial sector of the S&P 500 Index, and includes companies from the following industries: commercial banks, capital markets, diversified financial services, insurance and real estate. Because the return on your Segment Investment (subject to the Performance Cap and downside Segment Buffer protection) is linked to the performance of the Financial Select Sector SPDR(R) Fund and not the underlying index, the return on your Segment Investment may be less than that of an alternative investment linked directly to the underlying index or the components of the underlying index. The investment performance of the Financial Select Sector SPDR(R) Fund Segment is only based on the closing share price of the Fund. The Financial Select Sector SPDR(R) Fund Segment does not include dividends and other distributions declared by the Fund.

COMMODITIES INDICES. The following Commodities Indices are currently available:

GOLD INDEX. The Gold Index measures the performance of the price of gold. The gold price referenced by the Gold Index is the "London Gold Market Fixing Ltd -- LBMA PM Fixing Price/USD", a benchmark price per ounce in U.S. Dollars fixed daily at 3 P.M. London Time by The London Gold Market Fixing Ltd. ("London Gold Fixing"). Visit

                        CONTRACT FEATURES AND BENEFITS
www.lbma.org.uk to see the current gold price set by London Gold Fixing and to access daily price data going back to 1968 (select Statistics | Historical Statistics | Gold Fixings).

OIL INDEX. The Oil Index measures the performance of the price of crude oil. The oil price referenced by the Oil Index is the price of the "NYMEX West Texas Intermediate Crude Oil Generic Front-Month Futures" contract (the "WTI Contract"), a benchmark contract price in U.S. Dollars for a barrel of West Texas Intermediate crude oil. The Oil Index uses the daily closing price of the WTI Contract on the New York Mercantile Exchange. Visit www.cmegroup.com/trading/energy/crude-oil/light-sweet-crude-cash-settled.html to see the current WTI Contract price and to access historical price information (click the Charts link associated with a particular contract).

Please see Appendix IV later in this Prospectus for important information regarding the publishers of the Indices.

SEGMENT TYPE HOLDING ACCOUNTS

Any contribution or transfer designated for a Segment Type will be allocated to the corresponding Segment Type Holding Account until the Segment Start Date. The Segment Type Holding Accounts are part of the EQ/Money Market variable investment option. The Segment Type Holding Accounts have the same rate of return as the EQ/Money Market variable investment option. You must transfer or contribute to the Segment Type Holding Account for the corresponding Segment Type if you want to invest in a Segment; you cannot transfer or contribute directly to a Segment.

You can transfer amounts from a Segment Type Holding Account into any of the variable investment options, or another Segment Type Holding Account at any time up to the close of business on the last business day before the Segment Start Date.

SEGMENT START DATE

Each Segment will have a Segment Start Date, which is generally the second Segment Business Day occurring after the 13th of the month. However, the Segment Start Date may sometimes be a later date under certain circumstances. Please see "Setting the Segment Maturity Date and Segment Start Date" below.

PERFORMANCE CAP RATE

The Performance Cap Rate determines the maximum Segment Rate of Return that each Segment will be credited with on the Segment Maturity Date. We will declare a Performance Cap Rate for each Segment on the Segment Start Date.

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SEGMENT RATE OF RETURN -- THE RATE OF RETURN EARNED BY A SEGMENT AS CALCULATED ON THE SEGMENT MATURITY DATE. THE SEGMENT RATE OF RETURN IS CALCULATED DIFFERENTLY FOR STANDARD SEGMENTS AND CHOICE SEGMENTS.

..   FOR STANDARD SEGMENTS:  IF THE INDEX PERFORMANCE RATE IS POSITIVE, THEN THE
    SEGMENT RATE OF RETURN IS A RATE EQUAL TO THE INDEX PERFORMANCE RATE, BUT NOT MORE THAN THE PERFORMANCE CAP RATE. IF THE INDEX PERFORMANCE RATE IS NEGATIVE, BUT DECLINES BY A PERCENTAGE LESS THAN OR EQUAL TO THE SEGMENT BUFFER, THEN THE SEGMENT RATE OF RETURN IS 0%. IF THE INDEX PERFORMANCE
    RATE IS NEGATIVE, AND DECLINES BY MORE THAN THE SEGMENT BUFFER, THEN THE SEGMENT RATE OF RETURN IS NEGATIVE, BUT WILL NOT REFLECT THE FIRST -10%, -20% OR -30% OF DOWNSIDE PERFORMANCE, DEPENDING ON THE SEGMENT BUFFER APPLICABLE TO THAT SEGMENT.

..   FOR CHOICE SEGMENTS.  IF THE INDEX PERFORMANCE RATE IS EQUAL TO OR EXCEEDS
    THE PERFORMANCE CAP RATE, THEN THE SEGMENT RATE OF RETURN IS A RATE EQUAL
    TO THE PERFORMANCE CAP RATE MINUS THE CHOICE COST. IF THE INDEX PERFORMANCE RATE IS POSITIVE BUT LESS THAN THE PERFORMANCE CAP RATE, THEN THE SEGMENT RATE OF RETURN IS A RATE EQUAL TO THE GREATER OF (A) THE INDEX PERFORMANCE RATE MINUS THE CHOICE COST AND (B) ZERO. IF THE INDEX PERFORMANCE RATE IS NEGATIVE, BUT DECLINES BY A PERCENTAGE LESS THAN OR EQUAL TO THE SEGMENT BUFFER, THEN THE SEGMENT RATE OF RETURN IS ZERO. IF THE INDEX PERFORMANCE RATE IS NEGATIVE, AND DECLINES BY MORE THAN THE SEGMENT BUFFER, THEN THE SEGMENT RATE OF RETURN IS NEGATIVE, BUT WILL NOT REFLECT THE FIRST -10%, -15% OR -25% OF DOWNSIDE PERFORMANCE, DEPENDING ON THE SEGMENT BUFFER APPLICABLE TO THAT SEGMENT.
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Because we declare the Performance Cap Rate for a Segment on its Segment Start Date, you will not know the Performance Cap Rate for a new Segment until after your account value has been transferred from the corresponding Segment Type Holding Account into the Segment. You may not transfer out of a Segment before the Segment Maturity Date. Please see "Transfers" below. For this reason, we permit you to specify a Performance Cap Threshold, which we describe below under "Segment Participation Requirements." For more information regarding transfer restrictions, please see "Transferring your account value" later in this Prospectus.


The Performance Cap Rate may limit your participation in any increases in the underlying Index associated with a Segment. Our minimum Performance Cap Rates for 1, 3, and 5-year Segments are 2%, 6%, and 10% respectively. We guarantee that for the life of your contract we will not open a Segment with a Performance Cap Rate below the applicable minimum Performance Cap Rate. In some cases, we may decide not to declare a Performance Cap Rate for a Segment, in which case there is no maximum Segment Rate of Return for that Segment and you will receive the Index Performance Rate for that Segment subject to the Segment Buffer.


PLEASE NOTE THAT THE PERFORMANCE CAP RATE AND SEGMENT RATE OF RETURN ARE CUMULATIVE RATES OF RETURN FROM THE SEGMENT START DATE TO THE SEGMENT MATURITY DATE, NOT ANNUAL RATES, EVEN IF THE SEGMENT DURATION IS LONGER THAN ONE YEAR. THE PERFORMANCE CAP RATE IS SET AT OUR SOLE DISCRETION.

SEGMENT PARTICIPATION REQUIREMENTS

Provided that all participation requirements are met, all amounts allocated to a Segment Type that are in the associated Segment Type Holding Account as of the close of business on the business day preceding the Segment Start Date, plus any earnings on those amounts, will be transferred into the new Segment on the Segment Start Date. However, amounts transferred into the Segment Type Holding Account on the Segment Start Date itself will not be included in any new Segment created that day. These amounts will remain in the Segment Type Holding Account until they are transferred out or the next Segment Start Date on which the participation requirements are met for the amounts to be transferred into a new Segment.

The participation requirements are as follows: (1) Segment is available;
(2) Segment Maturity Date Requirement is met; and (3) Performance Cap Threshold is met. If these requirements are met, your account value in the Segment Type Holding Account will be transferred into a new Segment. This amount is your initial Segment Investment. Once your account value has been swept from a Segment Type Holding Account into a Segment, transfers into or out of that Segment before its Segment Maturity Date are not permitted.

                        CONTRACT FEATURES AND BENEFITS

(1) SEGMENT IS AVAILABLE. The Segment must actually be created on the Segment Start Date as scheduled. We may suspend or terminate any Segment Type, at our sole discretion, at any time. If we terminate a Segment Type, no new Segments of that Segment Type will be created, and the amount that would have been transferred to the Segment will be transferred to the EQ/Money Market variable investment option instead. If we suspend a Segment Type, no new Segments of that Segment Type will be created until the suspension ends, and the amount that would have been transferred to the Segment will remain in the Segment Type Holding Account.

(2) SEGMENT MATURITY DATE REQUIREMENT IS MET. The Segment Maturity Date must occur on or before the contract maturity date. If the Segment Maturity Date is after the contract maturity date, your account value in the Segment Type Holding Account will be transferred to the EQ/Money Market variable investment option.

(3) PERFORMANCE CAP THRESHOLD IS MET. When you allocate a contribution or transfer account value to a Segment Type, you may also specify a Performance Cap Threshold. The Performance Cap Threshold represents the minimum Performance Cap Rate you find acceptable for a particular Segment. As long as it remains in effect, the Performance Cap Threshold will prevent your value in the Segment Type Holding Account from being transferred into the corresponding Segment unless the Performance Cap Threshold is equal to or exceeded by the Performance Cap Rate we declare on the Segment Start Date, assuming the other participation requirements are met. Performance Cap Thresholds are expressed as whole percentage rates.

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PERFORMANCE CAP THRESHOLD -- A MINIMUM RATE YOU MAY SPECIFY AS A PARTICIPATION REQUIREMENT THAT THE PERFORMANCE CAP RATE FOR A NEW SEGMENT MUST EQUAL OR
EXCEED IN ORDER FOR AMOUNTS TO BE TRANSFERRED FROM A SEGMENT TYPE HOLDING ACCOUNT INTO A NEW SEGMENT.
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For example, for a given Segment Type, you may specify a Performance Cap Threshold of 10%. If we set a Performance Cap Rate of 10% or higher for the next available Segment of that Segment Type, then we will transfer your account value in the applicable Segment Type Holding Account to the new Segment on the Segment Start Date, provided all other participation requirements are met. However, if we set the Performance Cap Rate at 9.9% for that Segment, your account value will not be transferred to the new Segment.

A Performance Cap Threshold applies to a single Segment Type only. If you have allocated amounts to multiple Segment Types in a particular month, you may specify a different Performance Cap Threshold for each Segment Type. Performance Cap Thresholds will not apply to uncapped Segments. This means that if you allocate amounts to a Segment Type Holding Account and we subsequently open an associated Segment without specifying a Performance Cap Rate, those amounts will automatically be transferred to that Segment on the Segment Start Date.

The Performance Cap Threshold operates in the same manner for Standard Segments and Choice Segments. When determining whether the Performance Cap Threshold for a Choice Segment has been satisfied, we do not take into account the Choice cost associated with that Segment. For example, assume you allocate account value to a 3-year Choice Segment with a 3% Choice cost, and you set a Performance Cap Threshold of 38%. If we set a Performance Cap Rate of 40% for that Segment, your Performance Cap Threshold will be satisfied and your account value will be transferred into the Segment, even though the maximum Segment Rate of Return you can earn will be 37%.

You are not required to specify a Performance Cap Threshold, but doing so provides you with additional flexibility in managing your contract. The Performance Cap Threshold is an option for owners who want to invest in a particular Segment Type only if we set a Performance Cap Rate at a certain level or higher. If we declare a Performance Cap Rate that is lower than the Performance Cap Threshold you specify, you will not be invested in that Segment and your contribution will remain in that Segment Type Holding Account until the Performance Cap Threshold is no longer in effect or you provide us with alternative instructions.

We do not require that you specify a Performance Cap Threshold because some owners may wish to invest in a Segment regardless of the particular Performance Cap Rate. If you do not specify a threshold, you risk the possibility that the Performance Cap Rate established will have a lower cap on returns than you would otherwise find acceptable. You may wish to discuss with your financial professional whether to specify a Performance Cap Threshold and, if so, at what percentage.

If you do not specify a Performance Cap Threshold, or your Performance Cap Threshold expires, then we will transfer your account value from the Segment Type Holding Account into a Segment if the other participation requirements are met, regardless of the Performance Cap Rate that we set.

In order for a new Performance Cap Threshold to be effective for a forthcoming Segment, you must set it at least one day prior to the Segment Start Date. Similarly, while you can change an existing Performance Cap Threshold at any time, the revised Performance Cap Threshold will only apply to a Segment if you make the change at least one day prior to the Segment Start Date. This means that if you set a new or change an existing Performance Cap Threshold on a Segment Start Date, that new or revised Performance Cap Threshold will not affect the participation requirements for any Segment created that day. For example if you have a Performance Cap Threshold on file of 12%, but change it to 15% on a Segment Start Date, any amounts in that Segment Type Holding Account will be transferred into a new Segment of that Segment Type that we create that day with a Participation Cap Rate of 13%, if the other participation requirements are met.

PERFORMANCE CAP THRESHOLD DURATION

If you specify a Performance Cap Threshold, the time period for which it will remain in effect depends on when your Structured Capital Strategies(R) contract was issued:

..   For contracts issued prior to August 25, 2014: A Performance Cap Threshold will be in effect until the next Segment Start Date on which your threshold is met or you provide us with alternative instructions. This means that if you set a Performance Cap Threshold and then subsequently neglect to remove it despite having revised your performance expectations, you may miss out on investing in a Segment with a Performance Cap Rate that meets or exceeds your revised objectives.

..   For contracts issued on or after August 25, 2014: A Performance Cap
    Threshold will be in effect until the day after the third scheduled Segment Start Date following your Performance Cap Threshold election (the "PCT Expiry Date"). This means that if the declared Performance Cap Rate for a Segment has not matched or exceeded your Performance Cap Threshold on any of the three scheduled Segment Start Dates following your election, any amounts in the applicable Segment Type Holding Account (including any funds transferred to that holding account after your election) on the business day immediately preceding the fourth scheduled Segment Start Date after your election will be transferred into the Segment created on that Segment Start Date, unless you specify a new Performance Cap Threshold prior

                        CONTRACT FEATURES AND BENEFITS
   to that date. You must set a new Performance Cap Threshold prior to the fourth scheduled Segment Start Date after your initial Performance Cap Threshold setting to avoid having amounts automatically transferred into the associated Segment, which may have a Performance Cap Rate that does not meet your investment objectives.

   In addition, if your Performance Cap Threshold was satisfied on the first or second scheduled Segment Start Date following your election and amounts in the applicable Segment Type Holding Account were transferred into a Segment, the Performance Cap Threshold will continue to apply to any amounts you subsequently transfer into that Segment Type Holding Account until the PCT Expiry Date. A "scheduled Segment Start Date" includes any date on which a Segment was scheduled to start but was not offered as of that date. A suspension of the Segment Type will not extend the PCT Expiry Date.

   EXAMPLE 1: Assume you set a Performance Cap Threshold of 25% for the S&P 500 Price Return Index/5 year/-20% Standard Segment Type on March 1 and allocate $20,000 to the holding account for that Segment Type. If on the next three Segment Start Dates of March 15, April 15 and May 15 we declare Performance Cap Rates of 22%, 24% and 24% respectively for the Segments opened on those dates, your $20,000 allocation will not be transferred to any of those Segments. Your Performance Cap Threshold will then expire on May 16. If you don't set a new Performance Cap Threshold before the following Segment Start Date of June 15, your $20,000 allocation will be transferred to that Segment regardless of whether the Performance Cap Rate we declare is higher, equal to or lower than 25%.

   EXAMPLE 2: Assume you set a Performance Cap Threshold of 25% for the S&P 500 Price Return Index/5 year/-20% Standard Segment Type on March 1 and allocate $20,000 to the holding account for that Segment Type. If on the next Segment Start Date of March 15, we declare a Performance Cap Rate of 28% for the Segment, your $20,000 allocation will be transferred to that Segment. Assume you then allocate another $10,000 to the holding account for that Segment Type on March 20. Your existing Performance Cap Threshold of 25% remains in effect and will not expire until May 16. If on the next Segment Start Date of April 15 we declare a Performance Cap Rate of 22% for the Segment, your $10,000 allocation will not be transferred to that Segment.

In all cases, if you complete a new Performance Cap Threshold election, it will override any existing Performance Cap Threshold then in effect. Transferring funds from a Segment Holding Account to one of the variable investment options will not terminate a Performance Cap Threshold you may have set for the Segment Type associated with that Segment Holding Account.

You can renew a Performance Cap Threshold by completing the appropriate form or using Online Account Access. If you do not renew a Performance Cap Threshold for a Segment Type, your account value in the associated Segment Type Holding Account will be transferred into a Segment on the next Segment Start Date if the other participation requirements are met, even if the Performance Cap Rate that we set does not meet your investment objectives.

You will receive confirmation of any Performance Cap Threshold you set that indicates the date on which the Performance Cap Threshold expires. You can also monitor your Performance Cap Thresholds, including their expiry dates, using Online Account Access. We do not provide you with specific advance notice of the expiry of a Performance Cap Threshold.

If you elect to invest in the Dollar Cap Averaging Program or, at issue, elect to invest using Pre-Packaged Segment Selection, you may not specify a Performance Cap Threshold and any Performance Cap Threshold previously established will no longer be valid. By making these elections, you agree that your investment will be transferred into your selected Segments at any declared Performance Cap Rate, which could include Segments with Performance Cap Rates that do not meet your investment objectives.

SEGMENT MATURITY DATE

Your Segment Maturity Date is generally the first Segment Business Day occurring after the 13th day of the same month as the Segment Start Date in the calendar year in which the Segment Duration ends. However, the Segment Maturity Date in a particular month may be a later date under certain circumstances. Please see "Setting the Segment Maturity Date and Segment Start Date" below.

You will receive advance notice of maturing Segments in which you are currently invested in your quarterly statement. You may also elect to receive a second advance notice of maturing Segments in which you are currently invested. The additional notice service is available by mail or electronically and is provided at least 30 days before a Segment Maturity Date. There is no charge for this service. We reserve the right to discontinue this service at any time. Please speak with your financial professional or call us for additional information about electing this service.

SEGMENT MATURITY INSTRUCTIONS. You may specify maturity instructions that tell us how to allocate the Segment Maturity Value among the investment options and you can change these instructions at any time. You may tell us either to follow your allocation instructions on file for new contributions, to withdraw all or part of your Segment Maturity Value, or to transfer your Segment Maturity Value to the next available Segment of the same Segment Type, provided the participation requirements are met. While you may specify or change your maturity instructions for maturing Segments at any time until the close of business on the Segment Maturity Date, we recommend submitting new or revised instructions at least five business days prior to the Segment Maturity Date.

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SEGMENT MATURITY VALUE -- THE VALUE OF YOUR INVESTMENT IN A SEGMENT ON THE SEGMENT MATURITY DATE.
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As stated above, you may elect to have maturing Segments invested according to your allocation instructions on file, and those instructions may include allocations to different Segment Types, or you may elect to transfer your Segment Maturity Value to the next available Segment of the same Segment Type in which you are currently invested. If you take either of these steps, then the designated portion of your Segment Maturity Value will be transferred to the corresponding Segment Type Holding Account, as of the close of business on the Segment Maturity Date. Assuming that all participation requirements are met, the designated amounts will be treated like any other amounts in a Segment Type Holding Account. On the next Segment Start Date, the designated amounts in the Segment Type Holding Account will be transferred into the corresponding Segment. Typically, this means the designated amounts would be held in a Segment Type Holding Account for one business day.

                        CONTRACT FEATURES AND BENEFITS

If you have not provided us with maturity instructions for a maturing Segment, then by default the Segment Maturity Value will be transferred to the Segment Type Holding Account for the same Segment Type as the maturing Segment, unless you chose the Pre-Packaged Segments (in which case the Segment Maturity Value will be invested according to your allocation instructions on file). Your Segment Maturity Value would then be transferred from that Segment Type Holding Account into the next Segment of that Segment Type on the Segment Start Date except that:

..   if the next Segment to be created in the Segment Type would not meet the
    Segment Maturity Date Requirement or that Segment Type has been terminated, we will instead transfer your Segment Maturity Value to the EQ/Money Market variable investment option; and

..   if you designate a Performance Cap Threshold that is not met on the next
    Segment Start Date or if the Segment Type has been suspended, your Segment Maturity Value will remain in the Segment Type Holding Account.

   If you are impacted by these delays, you may transfer your Segment Maturity Value into another Segment Type Holding Account or any other variable investment option at any time before the next month's Segment Start Date.

SEGMENT MATURITY VALUE

On the Segment Maturity Date, we calculate your Segment Maturity Value using your Segment Investment and the Segment Rate of Return.


For Standard Segments, the Segment Rate of Return is equal to the Index Performance Rate (the percentage change in the value of the related Index from the Segment Start Date to the Segment Maturity Date), subject to the Performance Cap Rate and Segment Buffer, as follows:


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                               YOUR SEGMENT RATE OF RETURN
IF THE INDEX PERFORMANCE RATE: WILL BE:
-------------------------------------------------------------
exceeds the                    positive, equal to the
Performance Cap Rate           Performance Cap Rate
-------------------------------------------------------------
is positive but less than the  positive, equal to the Index
Performance Cap Rate           Performance Rate
-------------------------------------------------------------
is flat or negative by a       equal to 0%
percentage equal to or less
than the Segment Buffer
-------------------------------------------------------------
is negative by a percentage    negative, to the extent of
greater than the Segment       the percentage exceeding the
Buffer                         Segment Buffer
-------------------------------------------------------------


For Choice Segments, the Segment Rate of Return is equal to the Index Performance Rate (the percentage change in the value of the related Index from the Segment Start Date to the Segment Maturity Date), subject to the Performance Cap Rate, Segment Buffer and application of the Choice cost, as follows:


-------------------------------------------------------------
                               YOUR SEGMENT RATE OF RETURN
IF THE INDEX PERFORMANCE RATE: WILL BE:
-------------------------------------------------------------
exceeds the Performance Cap    positive, equal to the
Rate                           Performance Cap Rate less the
                               Choice cost
-------------------------------------------------------------
is positive and exceeds the    positive, equal to the Index
Choice cost but is less than   Performance Rate less the
the Performance Cap Rate       Choice cost
-------------------------------------------------------------

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                               YOUR SEGMENT RATE OF RETURN
IF THE INDEX PERFORMANCE RATE: WILL BE:
-------------------------------------------------------------
is positive but does not       equal to 0%
exceed the Choice cost
-------------------------------------------------------------
is flat or negative by a       equal to 0%
percentage equal to or less
than the Segment Buffer
-------------------------------------------------------------
Is negative by a percentage    negative, to the extent of
greater than the Segment       the percentage exceeding the
Buffer                         Segment Buffer
-------------------------------------------------------------

Your Segment Maturity Value is calculated as follows:

We multiply your Segment Investment by your Segment Rate of Return to get your Segment Return Amount. Your Segment Maturity Value is equal to your Segment Investment plus or minus your Segment Return Amount. Your Segment Return Amount may be negative, in which case your Segment Maturity Value will be less than your Segment Investment. All of these values are based on the value of the relevant Index on the Segment Start Date and the Segment Maturity Date. Any fluctuations in the value of the Index between those dates is ignored in calculating the Segment Maturity Value.

STANDARD SEGMENT EXAMPLES

Assume that you invest $1,000 in an S&P 500 Price Return Index, 5-year Segment with a -20% Segment Buffer, we set the Performance Cap Rate for that Segment at 30%, and you make no withdrawal from the Segment. If the S&P 500 Price Return Index is 35% higher on the Segment Maturity Date than on the Segment Start Date, you will receive a 30% Segment Rate of Return, and your Segment Maturity Value would be $1,300. We reach that amount as follows:

..   The Index Performance Rate (35%) is greater than the Performance Cap Rate
    (30%), so the Segment Rate of Return (30%) is equal to the Performance Cap Rate.

..   The Segment Return Amount ($300) is equal to the product of the Segment
    Investment ($1,000) multiplied by the Segment Rate of Return (30%).

..   The Segment Maturity Value ($1,300) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount ($300).

If the S&P Price Return Index is only 26% higher on the Segment Maturity Date than on the Segment Start Date, then you will receive a 26% Segment Rate of Return, and your Segment Maturity Value would be $1,260. We reach that amount as follows:

..   The Index Performance Rate (26%) is less than the Performance Cap Rate
    (30%), so the Segment Rate of Return (26%) is equal to the Index Performance Rate.

..   The Segment Return Amount ($260) is equal to the product of the Segment
    Investment ($1,000) multiplied by the Segment Rate of Return (26%).

..   The Segment Maturity Value ($1,260) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount ($260).

If the S&P Price Return Index is 10% lower on the Segment Maturity Date than on the Segment Start Date, then you will receive a 0% Segment Rate of Return, and your Segment Maturity Value would be $1,000. We reach that amount as follows:

..   The Index Performance Rate is -10% and the Segment Buffer absorbs the first
    20% of negative performance, so the Segment Rate of Return is 0%.

                        CONTRACT FEATURES AND BENEFITS

..   The Segment Return Amount ($0) is equal to the product of the Segment
    Investment ($1,000) multiplied by the Segment Rate of Return (0%).

..   The Segment Maturity Value ($1,000) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount ($0).

If the S&P Price Return Index is 30% lower on the Segment Maturity Date than on the Segment Start Date, then you will receive a -10% Segment Rate of Return, and your Segment Maturity Value would be $900. We reach that amount as follows:

..   The Index Performance Rate is -30% and the Segment Buffer absorbs the first
    20% of negative performance, so the Segment Rate of Return is -10%.

..   The Segment Return Amount (-$100) is equal to the product of the Segment
    Investment ($1,000) multiplied by the Segment Rate of Return (-10%).

..   The Segment Maturity Value ($900) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount (-$100).

CHOICE SEGMENT EXAMPLES

Assume that you invest $1,000 in a Choice S&P 500 Price Return Index, 5-year Segment with a -10% Segment Buffer and 5% Choice cost, we set the Performance Cap Rate for that Segment at 65%, and you make no withdrawal from the Segment. If the S&P 500 Price Return Index is 70% higher on the Segment Maturity Date than on the Segment Start Date, you will receive a 60% Segment Rate of Return, and your Segment Maturity Value would be $1,600. We reach that amount as follows:

..   The Index Performance Rate (70%) is greater than the Performance Cap Rate
    (65%), so the Segment Rate of Return (60%) is equal to the Performance Cap Rate less the Choice cost (5%).

..   The Segment Return Amount ($600) is equal to the product of the Segment
    Investment ($1,000) multiplied by the Segment Rate of Return (60%).

..   The Segment Maturity Value ($1,600) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount ($600).

If the S&P Price Return Index is only 50% higher on the Segment Maturity Date than on the Segment Start Date, then you will receive a 45% Segment Rate of Return, and your Segment Maturity Value would be $1,450. We reach that amount as follows:

..   The Index Performance Rate (50%) is less than the Performance Cap Rate
    (65%), so the Segment Rate of Return (45%) is equal to the Index Performance Rate less the Choice cost (5%).

..   The Segment Return Amount ($450) is equal to the product of the Segment
    Investment ($1,000) multiplied by the Segment Rate of Return (45%).

..   The Segment Maturity Value ($1,450) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount ($450).

If the S&P Price Return Index is only 2% higher on the Segment Maturity Date than on the Segment Start Date, then you will receive a 0% Segment Rate of Return, and your Segment Maturity Value would be equal to your initial Segment Investment of $1,000. We reach that amount as follows:

..   The Index Performance Rate (2%) is less than both the Performance Cap Rate
    (65%) and the Choice cost (5%), so the Segment Rate of Return (0%) is equal to the Index Performance Rate less the Choice cost (amount deducted is reduced to 2%).

..   The Segment Return Amount ($0) is equal to the product of the Segment
    Investment ($1,000) multiplied by the Segment Rate of Return (0%).

..   The Segment Maturity Value ($1,000) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount ($0).

If the S&P Price Return Index is 5% lower on the Segment Maturity Date than on the Segment Start Date, then you will receive a 0% Segment Rate of Return, and your Segment Maturity Value would be $1,000. We reach that amount as follows:

..   The Index Performance Rate is -5% and the Segment Buffer absorbs the first
    10% of negative performance, so the Segment Rate of Return is 0% (there is no Choice cost deduction).

..   The Segment Return Amount ($0) is equal to the product of the Segment
    Investment ($1,000) multiplied by the Segment Rate of Return (0%).

..   The Segment Maturity Value ($1,000) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount ($0).

If the S&P Price Return Index is 30% lower on the Segment Maturity Date than on the Segment Start Date, then you will receive a -20% Segment Rate of Return, and your Segment Maturity Value would be $800. We reach that amount as follows:

..   The Index Performance Rate is -30% and the Segment Buffer absorbs the first
    10% of negative performance, so the Segment Rate of Return is -20% (there is no Choice cost deduction).

..   The Segment Return Amount (-$200) is equal to the product of the Segment
    Investment ($1,000) multiplied by the Segment Rate of Return (-20%).

..   The Segment Maturity Value ($800) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount (-$200).

SETTING THE SEGMENT MATURITY DATE AND SEGMENT START DATE

There will be a Segment Maturity Date and Segment Start Date each month that the contract is outstanding. The Segment Maturity Date for Segments maturing in a given month and the Segment Start Date for new Segments starting in that same month will always be scheduled to occur on the first two consecutive business days that are also Segment business days occurring after the 13th of a month.

Please see Appendix V later in this prospectus for a demonstration of the effects that weekends and scheduled holidays can have on the Segment Maturity Date and the Segment Start Date.

EFFECT OF AN EMERGENCY CLOSE. Segments are scheduled to mature and start on Segment Business Days. The Segment Maturity Date for Segments maturing in a given month and the Segment Start Date for new Segments starting in that same month will always occur on the first two consecutive business days that are also Segment Business Days occurring after the 13th of the month. It is possible that an Index could experience an emergency close on a Segment Business Date, thereby affecting the Index's ability to publish a price and our ability to mature or start Segments based on the affected Index. Emergency closes can have two consequences.

1. If the New York Stock Exchange ("NYSE") experiences an emergency close and cannot publish any prices, we will delay the maturity or start of all Segments for all Indices.

2. If any Index other than the NYSE experiences an emergency close, we will delay the maturity and start of the Segments using the affected Index and mature or start Segments for all unaffected Indices.

                        CONTRACT FEATURES AND BENEFITS

The emergency closure of an INDEX OTHER THAN THE NYSE can have a different effect if it occurs on a Segment Maturity Date rather than a Segment Start Date.

..   IF AN EMERGENCY CLOSE OCCURS ON A SCHEDULED SEGMENT MATURITY DATE, then the
    Segment Maturity Date for that Segment will be delayed until the next Segment Business Day. The next Segment Business Day would be the Segment Start Date. If the emergency close only lasted that one day, the Segment Start Date and the Segment Maturity Date for the affected Segment would occur on the same day.

   -- For example, assume Monday the 14th is the scheduled Segment Maturity
      Date in a given month. If the NYMEX does not open due to an emergency condition, there would be no reference price that day for the Oil Index. If the NYSE opened on the 14th, the S&P 500 Price Return Index and Russell 2000(R) Price Return Index would be published. In this case, the Segment Maturity Date for any Segments based on the S&P 500 Price Return Index or Russell 2000 Price Return Index would be Monday the 14th. Any Segment based on the Oil Index that was scheduled to mature on the 14th of that month could not mature, because we would not have a price with which to calculate the Segment Maturity Value. This would mean the Segment Maturity Date for Segments that utilize the S&P 500 Price Return Index or Russell 2000(R) Price Return Index would be Monday the 14th, and if the NYMEX opens on the Tuesday the 15th the Segment Maturity Date for Segments that utilize the Oil Index would be Tuesday the 15th. However, the Segment Start Date for all new Segments created that month (including both those that utilize the S&P 500 Price Return Index or Russell 2000(R) Price Return Index and those that utilize the Oil Index) would be Tuesday the 15th.

..   IF AN EMERGENCY CLOSE OCCURS ON AN INDEX OTHER THAN THE NYSE ON A SCHEDULED
    SEGMENT START DATE, then we would not create Segments that utilize the affected Index. However, on that day we would create Segments that utilize unaffected Indices. Consequently, Segment Maturity Values designated for Segment Types that utilize an affected Index would not be allocated to Segments that month and would remain in the corresponding Segment Type Holding Account.

   -- For example, assume that only the Oil Index could not mature on the 14th or the 15th. This would mean that the Segment Maturity Date for Segments that utilize the S&P 500 Price Return Index or the Russell 2000(R) Price Return Index would be Monday the 14th and the Segment Start Date for those indices would be Tuesday the 15th. However, Segments that utilize the Oil Index would be matured at the next available price after the 15th and, consequently, could not participate in Segments established for that month. The resulting Segment Maturity Values would remain in the corresponding Segment Type Holding Account until the following month or until further instruction was provided from the contract owner.

If the conditions that cause an emergency close persist, we will use reasonable efforts to calculate the Segment Maturity Value of any affected Segments. If the affected Index cannot be priced within eight days, we will contact a calculating agency, normally a bank we have a contractual relationship with, which will determine a price to reflect a reasonable estimate of the Index level.

SUSPENSION, TERMINATION AND CHANGES TO SEGMENT TYPES AND INDICES

We may decide at any time until the close of business on each Segment Start Date whether to offer any or all of the Segment Types described in this Prospectus on a Segment Start Date for a particular Segment. We may suspend a Segment Type for a month or a period of several months, or we may terminate a Segment Type entirely.

If a Segment Type is suspended, your account value will remain in the Segment Type Holding Account until a Segment of that Segment Type is offered or you transfer out of the Segment Type Holding Account. We will provide you with written confirmation when money is not transferred from a Segment Type Holding Account into a segment due to the suspension of a Segment Type.

If a Segment Type is terminated, your account value in the corresponding Segment Type Holding Account will be defaulted into the EQ/Money Market variable investment option on the date that would have been the Segment Start Date.

We have the right to substitute an alternative index prior to Segment Maturity if the publication of one or more Indices is discontinued or at our sole discretion we determine that our use of such Indices should be discontinued or if the calculation of one or more of the Indices is substantially changed. In addition, we reserve the right to use any or all reasonable methods to end any outstanding Segments that use such Indices. We also have the right to add additional Indices under the contract at any time. We would provide notice about the use of additional or alternative Indices, as soon as practicable, in a supplement to this Prospectus. If an alternative index is used, its performance could impact the Index Performance Rate, Segment Rate of Return, Segment Maturity Value and Segment Interim Value. An alternative index would not change the Segment Buffer or Performance Cap Rate for an existing Segment. If a similar index cannot be found, we will end the affected Segments prematurely by applying the Performance Cap Rate and Segment Buffer that were established on the applicable Segment Start Date to the actual gains or losses on the original Index as of the date of termination. We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index. For example, if the Russell 2000(R) Index were not available, we might use the NASDAQ or the S&P 400 Price Return Index.

We reserve the right to offer any or all Segment Types less frequently than monthly or to stop offering any or all of them or to suspend offering any or all of them temporarily. If we stop offering or suspend certain Segment Types, each existing Segment of those Segment Types will remain invested until its respective Segment Maturity Date.

DOLLAR CAP AVERAGING PROGRAM

Our Dollar Cap Averaging Program ("Program") is an administrative service designed to systematically invest in any of the available Segments over a period of either three or six months. The Program invests in the dollar cap averaging account, which is part of the EQ/Money Market variable investment option. The dollar cap averaging account has the same rate of return as the EQ/Money market variable investment option. The Program allows you to gradually allocate amounts to available Segment Type Holding Accounts by periodically transferring approximately the same dollar amount to your selected Segment Type Holding Accounts. Regular allocations to the Segment Type Holding Accounts will allow you to invest in the Segments at

                        CONTRACT FEATURES AND BENEFITS
different Performance Cap Rates. Therefore, you may get a higher average cap over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses. We may, at any time, exercise our right to terminate transfers to any of the Segment Type Holding Accounts, limit the number of Segments which you may elect or discontinue offering the Program.

Under the Dollar Cap Averaging Program, the following applies:

..   The minimum initial contribution required to establish a Program is $25,000.

..   There is no minimum contribution requirement for subsequent contributions to an existing Program. Subsequent contributions do not extend the time period of the Program. Subsequent contributions will increase the amount of each periodic transfer into the designated Segment Type Holding Account(s) for the remainder of the Program.

..   The Program can be funded from both new contributions to your contract and transfers from the investment options, including the EQ/Money Market variable investment option.

..   If you elect to invest in the Program at contract issue, 100% of your initial contribution must be allocated to the Program. In other words, your initial contribution cannot be split between your Program and any other investment option available under the contract.

..   Your allocation instructions for the Program must match your allocation instructions on file on the day the Program is established. If you change your allocation instructions on file, the instructions for your Program will change to match your new allocation instructions.

..   You may not specify a Performance Cap Threshold if you elect to invest in the Program. This means you will invest in the Segment(s) based on the Performance Cap Rate declared on the Segment Start Date, which could include Segments with Performance Cap Rates that do not meet your investment objectives.

..   We offer time periods of 3 and 6 months. We may also offer other time periods. You may only have one time period in effect at any time and once you select a time period, you may not change it.

..   Currently, your account value will be transferred from the Program into your designated Segment Type Holding Accounts on a monthly basis. We may offer the Program in the future with transfers on a different basis. You can learn more about the Program by contacting your financial professional or our processing office.

..   Transfers from the dollar cap averaging account into the designated Segment
    Type Holding Account(s) will occur the business day preceding the next Segment Start Date. For example, if a contract is issued on January 5th and the next Segment Start Date is January 15th and January 14th is a business day, the first transfer from the dollar cap averaging account into the designated Segment Type Holding Account(s) will occur on January 14th.

..   Any transfers or withdrawals from the dollar cap averaging account will terminate the Program. Upon termination, all funds will be transferred to the investment options according to your allocation instructions. However, any forced withdrawals from the dollar cap averaging account as a result of an RMD will not terminate the Program.

..   If a Segment Type is suspended, any amount in the dollar cap averaging account destined for that Segment will be transferred to the Segment Type Holding Account. It will remain there until the next Segment Start Date on which the Segment is not suspended. If one of the Segment Types is terminated or discontinued, the value in the terminated Segment Type Holding Account will be moved to the EQ/Money Market variable investment option and the Program will continue.

..   You may cancel your participation in the Program at any time by notifying us in writing. If you terminate your Program, we will transfer any amount remaining in the dollar cap averaging account to the investment options according to your allocation instructions.

PRE-PACKAGED SEGMENT SELECTION



Pre-Packaged Segment Selections ("packages") are only available at contract issue. You may select only one package and you must allocate 100% of your initial contribution to that package. Each package consists of several Segment Types, to which specified percentages of your contribution will be allocated. If you elect to invest in one of these packages, we will invest your initial contribution among the Segment Types within the package according to the specified allocation percentages.

You may not specify a Performance Cap Threshold if you select a package. This means you will invest in the Segments based on the Performance Cap Rate declared on the Segment Start Date, which could include Segments with Performance Cap Rates that do not meet your investment objectives.

Your account value in a package will not be rebalanced during the Segment Duration. We will only rebalance your investment to account for varying performance among the Segments in the package on the Segment Maturity Date, when your Segment Maturity Value will be reallocated according to the original allocation percentages of your package.

If you make a subsequent contribution to your contract, that contribution will be invested according to the allocation percentages of your package. If you submit new allocation instructions after contract issue, but before the Segment Start Date for the package, these instructions will replace your existing instructions and will terminate your package. Similarly, if you submit new allocation instructions after the Segment Start Date for a package, these instructions will replace your existing instructions and will terminate your package on the Segment Maturity Date. In either case, you will not be able to select a new package. However, you can always submit new instructions that replicate the allocation percentages under an existing package. At issue, you may also elect to invest in a package through the Dollar Cap Averaging Program.

If you are interested in the Pre-Packaged Segment Selection feature, you should work with your financial professional to select the package that is appropriate for you, in light of your investment time horizon, investment goals and expectations and market risk tolerance, and other relevant factors. In providing these packages, we are not providing investment advice. You are responsible for determining which package is best for you. Investing by means of Pre-Packaged Segment Selection does not ensure a profit or protect against a loss. The composition of the packages we offer may vary over time. The composition of the package you select will not change unless a Segment Type is terminated or you terminate your package by amending your allocation instructions. If one of the Segment Types is terminated or discontinued, the value in the terminated Segment Type Holding Account will be

                        CONTRACT FEATURES AND BENEFITS
moved to the EQ/Money Market variable investment option and your package will continue. If a Segment Type is suspended, any amount in the Segment Type Holding Account will remain there until the next Segment Start Date on which the Segment is not suspended. We reserve the right to discontinue offering new or current packages.

If you elect to invest using one of our Pre-Packaged Segment Selection options at issue, you may choose one of the packages listed below. Each Segment Type represents a 1 year Segment Duration and a 10% Segment Buffer.

---------------------------------------------------
                     PACKAGE 1
---------------------------------------------------
                                         ALLOCATION
 SEGMENT TYPE (1 YR -10% BUFFER)         PERCENTAGE
---------------------------------------------------
S&P 500 Price Return Index               65%
---------------------------------------------------
Russell 2000 Price Return Index          30%
---------------------------------------------------
MSCI EAFE Price Return Index             5%

---------------------------------------------------
                     PACKAGE 2
---------------------------------------------------
                                         ALLOCATION
 SEGMENT TYPE (1 YR -10% BUFFER)         PERCENTAGE
---------------------------------------------------
S&P 500 Price Return Index               45%
---------------------------------------------------
Russell 2000 Price Return Index          40%
---------------------------------------------------
NASDAQ 100 Price Return Index            5%
---------------------------------------------------
MSCI EAFE Price Return Index             10%

---------------------------------------------------
                     PACKAGE 3
---------------------------------------------------
                                         ALLOCATION
 SEGMENT TYPE (1 YR -10% BUFFER)         PERCENTAGE
---------------------------------------------------
S&P 500 Price Return Index               25%
---------------------------------------------------
Russell 2000 Price Return Index          50%
---------------------------------------------------
NASDAQ 100 Price Return Index            10%
---------------------------------------------------
MSCI EAFE Price Return Index             10%
---------------------------------------------------
MSCI Emerging Markets Price Return Index 5%
---------------------------------------------------

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may exercise your cancellation right under the contract to receive a refund. To exercise this cancellation right, you must notify us with a signed letter of instruction electing this right, to our processing office within 10 days after you receive your contract. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix II to find out what applies in your state.


Generally, your refund will equal your account value under the contract on the day we receive written notification of your decision to cancel the contract and will reflect any investment gain or loss in the investment options (less the daily charges we deduct) through the date we receive your contract. This includes the Segment Interim Value for amounts allocated to existing Segments. Some states, however, require that we refund the full amount of your contribution (not reflecting investment gain or loss). In addition, in some states, the amount of your refund (either your account value or the full amount of your contributions), and the length of your "free look" period, depend on whether you purchased the contract as a replacement. Please refer to your contract or supplemental materials or contact us for more information. For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. When required by applicable law to return the full amount of your contribution, we will return the greater of your contribution or your contract's cash value.


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SEGMENT INTERIM VALUE -- THE VALUE OF YOUR INVESTMENT IN A SEGMENT PRIOR TO THE SEGMENT MATURITY DATE.
--------------------------------------------------------------------------------

We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a traditional IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information," later in this Prospectus.

CONTRACT CANCELLATION PROVISION FOR LACK OF SEGMENT

In addition to your right to cancel within a certain number of days, as described in the previous section, you may also cancel your contract under certain other conditions.

If you allocate all or a portion of your initial investment to Segment Type Holding Accounts on your application, and no Segments are created in any of the corresponding Segment Types on the first Segment Start Date following your contract's issue date, you may cancel your contract, without paying any applicable withdrawal charges. You may exercise this cancellation right by mailing the contract, with a signed letter of instruction electing this right, to our processing office by the first day of the month following the first Segment Start Date after your contract date. If you transfer any amounts into or out of any Segment Type Holding Accounts prior to the first Segment Start Date under your contract, you will give up this right.

If your state's law requires that we refund the full amount of your contribution upon cancellation, and you are within the time period specified by your state's law to exercise your right to cancel, then you will receive the full amount of your contribution. If that time has expired before we receive your contract, or if your state's law does not require that we return the full amount of your contribution, we will refund your account value, as described in the previous section.

If you elected to invest through the Dollar Cap Averaging Program, you are not eligible to exercise the contract cancellation provision for lack of creation of Segment(s).

                        CONTRACT FEATURES AND BENEFITS

PARTIAL WITHDRAWAL PROVISION FOR LACK OF SEGMENT

We reserve the right, in our sole discretion, to terminate or suspend Segment Types. It is possible that when you designate your entire initial investment to more than one Segment Type Holding Account, or to one or more variable investment options and one or more Segment Type Holding Accounts on your application, no Segments are created in some or all of the corresponding Segment Types on the first Segment Start Date following your contract date because we have exercised our right to terminate or suspend those Segment Types. If the Segment Type has been suspended, you may request that we return to you the amount of your initial contribution to any Segment Type Holding Account from which no Segment was created. The amount we return to you will not be greater than your account value in the corresponding Segment Type Holding Accounts on the date your request is received at our processing office. If the Segment Type has been terminated and the account value in the Segment Type Holding Account has been transferred to the EQ/Money Market variable investment option, then the amount we return to you may not be greater than the amount transferred from the Segment Type Holding Account to the EQ/Money Market variable investment option. Under these circumstances, we will not assess any otherwise applicable withdrawal charge on amounts returned to you. You will have until the first day of the month following the first Segment Start Date to exercise this right. Exercising this right will not cancel the rest of your contract.

You may also exercise this right if you make (i) a subsequent contribution,
(ii) a contribution or transfer pursuant to an intended Section 1035 tax-free exchange, or (iii) a IRA direct transfer, after your contract's issue date. In these cases, we will measure your ability to exercise this right using the Segment Start Date after we receive funds at our processing office, rather than your contract date.

If you elected to invest through the Dollar Cap Averaging Program, you are not eligible to exercise the partial withdrawal provision for lack of creation of Segment(s).

We reserve the right to change or cancel this provision at any time.

                        CONTRACT FEATURES AND BENEFITS

4. Determining your contract's value

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YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of: (i) the values you have in the variable investment options, (ii) the values you have in the Segment Type Holding Accounts, (iii) the values you have in the Dollar Cap Averaging Program and
(iv) your Segment Interim Values.

Your contract also has a "cash value." If you have a Series B contract, at any time before annuity payments begin, your contract's cash value is equal to the account value less any applicable withdrawal charges. Please see "Surrender of your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

For Series C and Series ADV contracts, at any time before annuity payments begin, your contract's cash value is equal to its account value.

If you have a Series C or Series ADV contract, disregard any references to "withdrawal charges" or "free withdrawal amount" in this section; these terms only apply to Series B contracts, not Series C or Series ADV contracts.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS AND SEGMENT TYPE HOLDING ACCOUNTS

Each variable investment option and Segment Type Holding Account invests in shares of a corresponding portfolio. Your value in each variable investment option and Segment Type Holding Account is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

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UNITS MEASURE YOUR VALUE IN EACH VARIABLE INVESTMENT OPTION.
--------------------------------------------------------------------------------

The unit value for each variable investment option and Segment Type Holding Account depends on the investment performance of that option minus daily charges for the Contract fee. Each Segment Type Holding Account is part of the EQ/Money Market variable investment option. On any day, your value in any variable investment option or Segment Type Holding Account equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option or Segment Type Holding Account does not change unless it is:

(i)increased to reflect additional contributions;

(ii)decreased to reflect a withdrawal (including applicable withdrawal charges); or

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option and Segment Type Holding Account.

A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE STRUCTURED INVESTMENT OPTION

Your value in each Segment on the Segment Maturity Date is calculated as described under "Segment Rate of Return" in "Contract Features and Benefits" earlier in this Prospectus.

In setting the Performance Cap Rate that we use in calculating the Segment Maturity Value, we assume that you are going to hold a Segment until the Segment Maturity Date. However, you have the right under the contract to access amounts in the Segments before the Segment Maturity Date under certain circumstances. Therefore, we calculate a Segment Interim Value on each business day, which is also a Segment Business Day, between the Segment Start Date and the Segment Maturity Date. The method we use to calculate the Segment Interim Value is different than the method we use to calculate the value of the Segment on the Segment Maturity Date. Prior to the Segment Maturity Date, we use the Segment Interim Value to calculate (1) your account value; (2) the amount your beneficiary would receive as a death benefit; (3), the amount you would receive if you make a withdrawal from a Segment; (4) the amount you would receive if you surrender your contract; or (5) the amount you would receive if you cancel your contract and return it to us for a refund within your state's "free look" period (unless your state requires that we refund the full amount of your contribution upon cancellation).

The Segment Interim Value is calculated based on a formula that provides a treatment for an early distribution that is designed to be consistent with how distributions at the end of a Segment are treated. Appendix III later in this Prospectus sets forth in detail the specific calculation formula as well as numerous hypothetical examples. The formula is calculated by adding the fair value of three components. These components provide us with a market value estimate of the risk of loss and the possibility of gain at the end of a Segment. As detailed in Appendix III, these components are used to calculate the Segment Interim Value. The three components are:

(1)Fair value of fixed instruments is calculated as the present value of the Segment Investment (using a risk-free swap interest rate for the remaining duration of the Segment). We use this component because we are forgoing the opportunity to earn interest on the Segment Investment by having to make an early distribution.

                                     PLUS

(2)Fair value of derivatives is calculated by using the Black Scholes model, as described in Appendix III, to value three hypothetical options (one put and two call options) on the index underlying the Segment. The put option is used to estimate the potential losses at Segment Maturity. The call options are used to estimate the potential gains at Segment Maturity. The value of these options also reflects the limits on positive performance (i.e., the Performance Cap Rate) and some protection against negative performance (i.e., the Segment Buffer).

                       DETERMINING YOUR CONTRACT'S VALUE

                                     PLUS

(3)Cap calculation factor is a positive adjustment of the percentage of the estimated expenses corresponding to the portion of the Segment Duration that has not elapsed. This component reflects the fact that an early withdrawal from a Segment means that we no longer have to incur expected expenses associated with administering the Segment for the full period.

We then compare the sum of the three components above with a limitation based on the Performance Cap Rate. In particular, the Segment Interim Value is never greater than the Segment Investment multiplied by the portion of the Performance Cap Rate corresponding to the portion of the Segment Duration that has elapsed. This limitation is imposed to discourage owners from withdrawing from a Segment before the Segment Maturity Date where there may have been significant increases in the relevant Index early in the Segment Duration. For more information, please see Appendix III.

EVEN IF THE CORRESPONDING INDEX HAS EXPERIENCED POSITIVE INVESTMENT PERFORMANCE SINCE THE SEGMENT START DATE, BECAUSE OF THE FACTORS WE TAKE INTO ACCOUNT IN THE CALCULATION ABOVE, YOUR SEGMENT INTERIM VALUE MAY BE LOWER THAN YOUR SEGMENT INVESTMENT.

                       DETERMINING YOUR CONTRACT'S VALUE

5. Transferring your money among investment options

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TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following current limitations:

..   you may not transfer out of a Segment before its Segment Maturity Date.

..   you may not transfer out of a Segment Type Holding Account on a Segment
    Start Date.

..   a contribution or transfer into a Segment Type Holding Account on a Segment
    Start Date will not be transferred into the Segment that is created on that Segment Start Date. Your money will be transferred into a Segment on the following month's Segment Start Date, provided you meet the participation requirements.

..   you may not contribute or transfer money into a Segment Type Holding
    Account and designate a Segment Start Date. The account value in the Segment Type Holding Account will be transferred on the first Segment Start date on which you meet the participation requirements.

..   you may not contribute or transfer into a Segment Type Holding Account if the Segment Maturity Date of the Segment that will be created on the Segment Start Date would be after the maturity date of your contract.

..   you may not contribute to a Segment Type Holding Account or transfer to a
    Segment Type Holding Account or a Segment if the total number of Segments and Segment Type Holding Accounts that would be active in your contract after such contribution or transfer would be greater than 70. If a transfer from a Segment Type Holding Account into a Segment will cause a contract to exceed this limit, such transfers will be defaulted to the EQ/Money Market variable investment option. If there are multiple Segments scheduled to be established on a Segment Start Date, new Segments will be established in the order of those that would have the largest initial Segment Investment first until the limit of 70 is reached. Any remaining amount that is not transferred into a Segment will then be defaulted to the EQ/Money Market variable investment option.

..   transfers from a Segment Type Holding Account to a Segment will not occur if you do not meet the participation requirements. See "Segment Participation Requirements" in "Contract features and benefits" earlier in this Prospectus.

Upon advance notice to you, via a client communication mailing, we may change or establish additional restrictions on transfers among the investment options, including limitations on the number, frequency, or dollar amount of transfers. In addition, we may, at any time, exercise our right to limit or terminate transfers into any of the variable investment options and to limit the number of variable investment options which you may elect. We currently do not impose any transfer restrictions among the variable investment options. A transfer request does not change your allocation instructions on file. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

You may request a transfer in writing using the specified form or on line using Online Account Access. You must send in all signed written requests directly to our processing office. Transfer requests should specify:

(1)the contract number,

(2)the dollar amounts or percentage to be transferred, and

(3)the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

We may charge a transfer charge for any transfers among the variable investment options in excess of 12 transfers in a contract year. We do not deduct a transfer charge for any transfer made in connection with our Dollar Cap Averaging Program. For more information, see "Transfer charge" in "Charges and expenses" later in this Prospectus.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of the EQ Advisors Trust (the "trust"). The trust has adopted policies and procedures regarding disruptive transfer activity. The trust discourages frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. The trust aggregates inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trust currently considers transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In most cases, the trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trust for more information.

When a contract owner is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

6. Accessing your money

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WITHDRAWING YOUR ACCOUNT VALUE

You have two ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of taking withdrawals, see "Tax information" later in this Prospectus.

If you have a Series C or Series ADV contract, disregard any references to "withdrawal charges" or "free withdrawal amount" in this section; these terms only apply to Series B contracts, not Series C or Series ADV contracts.

METHOD OF WITHDRAWAL

---------------------------------------------------
                                         LIFETIME
                                         REQUIRED
                                         MINIMUM
 CONTRACT                      PARTIAL DISTRIBUTION
---------------------------------------------------
NQ                               Yes       No
---------------------------------------------------
Traditional IRA                  Yes       Yes
---------------------------------------------------
Roth IRA                         Yes       No
---------------------------------------------------
QP/(1)/                          Yes       No
---------------------------------------------------

/(1)/All payments are made to the plan trust, as the owner of the contract. See
     "Appendix VI: Purchase considerations for defined benefit and defined contribution plans" later in this Prospectus.

We impose no withdrawal charge for withdrawals from Series C or Series ADV contracts. However, withdrawals, including withdrawals made to pay all or part of any fee that may be associated with a fee-based program, may be subject to income tax and, unless the taxpayer is over age 59 1/2 or another exception applies, an additional 10% federal income tax penalty, as described in "Tax information" later in this Prospectus. In addition, the fee-based program sponsor may apply a charge if you decide to no longer participate in the program. You should consult with your program sponsor for more details about your particular fee-based arrangement.

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ALL REQUESTS FOR WITHDRAWALS MUST BE MADE ON A SPECIFIC FORM THAT WE PROVIDE. PLEASE SEE "HOW TO REACH US" UNDER "WHO IS AXA EQUITABLE?" EARLIER IN THIS PROSPECTUS FOR MORE INFORMATION.
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PARTIAL WITHDRAWALS
(ALL CONTRACTS)

You may take partial withdrawals from your account value at any time before annuity payments begin. The minimum amount you may withdraw at any time is $300. If you request a withdrawal that leaves you with an account value of less than $500, we reserve the right to terminate the contract and pay you the cash value. See "Surrender of your contract to receive its cash value" below.

For Series B contracts, partial withdrawals in excess of the 10% free withdrawal amount may be subject to a withdrawal charge (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus).

Partial withdrawals out of Segments are permitted, subject to certain restrictions. See "How withdrawals are taken from your account value" later in this section.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(TRADITIONAL IRA CONTRACTS ONLY -- SEE "TAX INFORMATION" LATER IN THIS PROSPECTUS.)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions (we refer to them as "RMDs") yourself and request partial withdrawals. In such a case, a withdrawal charge could apply. Before electing this account-based withdrawal option, you should consider whether annuitization might be better in your situation. Please refer to "Required minimum distributions" under "Individual Retirement Arrangements ("IRAs")" in "Tax information" later in this Prospectus.

This service is not available to qualified plan trust owned contracts.

You may elect this service in the calendar year in which you reach age 70 1/2 or in any later year (other than the first calendar year that your contract is in force). The minimum amount we will pay out is $250. Currently, RMD payments will be made annually each December.

We do not impose a withdrawal charge on the RMD payment taken through our automatic RMD service even if, when added to a partial withdrawal previously taken in the same contract year, the RMD payments exceed the free withdrawal amount.

This service does not generate an automatic RMD payment during the first contract year. Therefore, if you are making a rollover or transfer contribution to the contract after age 70 1/2, you must take an RMD before the rollover or transfer. If you do not, any withdrawals that you take during the first contract year to satisfy your RMD amount may be subject to withdrawal charges, if applicable, if they exceed the free withdrawal amount.

The RMD amount is based on your entire interest in your traditional IRA contract whether your investments are allocated to one or more variable investment options and/or one or more Segments. We will withdraw your RMD amount from the variable investment options first on a pro rata basis. If there is insufficient account value in the variable investment options, then we will withdraw the balance of the RMD amount from the Segment Type Holding Accounts on a pro rata basis. If there is insufficient value in the variable investment options and the Segment Type Holding Accounts, we will withdraw amounts from the Segments on a pro rata basis.

As you approach age 70 1/2 you should consider the effect of allocations to any Segment. You should consider whether you have a sufficient amount allocated to the variable investment options under this contract and/or sufficient liquidity under other traditional IRAs that you maintain in order to satisfy your RMD for this contract without affecting amounts allocated to a Segment under this contract.

We will send to traditional IRA owners a form outlining the minimum distribution options available in the year you reach age 70 1/2 (if you have not begun your annuity payments before that time).

                             ACCESSING YOUR MONEY

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

WITHDRAWALS

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options (excluding the Segment Type Holding Accounts). If there is insufficient value or no value in the variable investment options (excluding the Segment Type Holding Accounts), any additional amount of the withdrawal required or the total amount of the withdrawal will be taken on a pro rata basis from the Segment Type Holding Accounts. If there are insufficient funds in the Segment Type Holding Accounts, any additional amount of the withdrawal required will be taken from the dollar cap averaging account. If there is insufficient value in the dollar cap averaging account, we will deduct all or a portion of the withdrawal from the Segments on a pro rata basis. A partial withdrawal from the Dollar Cap Averaging Program will terminate the program.

If you specify the investment options from which you want us to deduct your withdrawal, the following restrictions apply: If the amount of your withdrawal is equal to or less than your account value in the variable investment options and Segment Type Holding Accounts, the entire withdrawal must come from the account value in the variable investment options and Segment Type Holding Accounts, and the withdrawal cannot be pro rata; you must specify the dollar amount or percentage withdrawal for the variable investment options and Segment Type Holding Accounts from which to take the withdrawal. In other words, you cannot take a withdrawal from the Segments if there is any value remaining in the variable investment options and Segment Type Holding Accounts.

After 100% of the value has been taken from the variable investment options and Segment Type Holding Accounts, you can specify the dollar amount or percentage of the withdrawal to be taken from any Segment.

If you have amounts in a Segment Type Holding Account and you make a withdrawal on a Segment Start Date, that amount will not be transferred into the Segment created on that date.

Withdrawals from a Segment prior to your Segment Maturity Date reduce the Segment Investment on a pro rata basis by the same proportion that the Segment Interim Value is reduced on the date of the withdrawal. We use the Segment Investment to determine your Segment Maturity Value.

You can request, in advance of your Segment Maturity Date, a withdrawal of your Segment Maturity Value on the Segment Maturity Date, which is not subject to the restrictions described above regarding the need to withdraw amounts in variable investment options and Segment Type Holding Accounts before withdrawing amounts from Segments. We will only accept a request to withdraw your Segment Maturity Value if you submit the request within 12 months of the Segment Maturity Date.

A withdrawal from a Series ADV NQ contract, including a withdrawal to pay the fees of the fee-based program, may be a taxable event. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

When a contract is surrendered in certain states, the free withdrawal amount is not taken into account when calculating the amount of the withdrawal. See "10% free withdrawal amount" under "Charges under the contract" in "Charges and expenses" later in this Prospectus.

WITHDRAWALS TREATED AS SURRENDERS

If you withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender or termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of an investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see "Partial annuitization" below.

Deferred annuity contracts such as Structured Capital Strategies(R) provide for conversion to payout status at or before the contract's "maturity date." This is called annuitization. When your contract is annuitized, your Structured Capital Strategies(R) contract and all its benefits will terminate and will be converted to a supplemental payout annuity contract ("payout option") that provides for periodic payments for life or for a specified period of time. In general, the periodic

                             ACCESSING YOUR MONEY
payment amount is determined by the account value or cash value of your Structured Capital Strategies(R) contract at the time of annuitization, the annuity payout option that you select, and the annuity purchase factor to which that value is applied, as described below. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

Your Structured Capital Strategies(R) contract guarantees that upon annuitization, your account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. Any change to the annuity purchase factor will only apply to contributions made after the date of the change. (Please see your contract and SAI for more information). In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We may offer other payout options not outlined here. Your financial professional can provide details.

Structured Capital Strategies(R) currently offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments and others enable you to receive variable annuity payments.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own and the annuitant's age at contract issue. We reserve the right to add, remove or change these annuity payout options at any time.

ANNUITY PAYOUT OPTIONS

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Fixed annuity payout options             .   Life annuity
                                         .   Life annuity with period certain
                                         .   Life annuity with refund certain
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..   LIFE ANNUITY: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

..   LIFE ANNUITY WITH PERIOD CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy or the joint life expectancy of the annuitant and the joint annuitant. A life annuity with period certain is the form of annuity under the contracts that you will receive if you do not elect a different payout option. In this case the period certain will be based on the annuitant's age and will not exceed 10 years or the annuitant's life expectancy.

..   LIFE ANNUITY WITH REFUND CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor.

With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies depending on the payout option that you choose and the timing of your purchase as it relates to any withdrawal charges that apply under your contract.

There is no withdrawal charge imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain. If we are offering non-life contingent forms of annuities, the withdrawal charge will be imposed.

PARTIAL ANNUITIZATION. Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the life-contingent annuity payout options described here. We no longer offer a period certain option for partial annuitization. We require you to elect partial annuitization on the form we specify. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See "How withdrawals are taken from your account value" earlier in this section and also the discussion of "Partial annuitization" in "Tax information" for more information.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a maximum period certain of 10 years. You choose whether these payments will be fixed or variable. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments are to begin, but generally it may not be earlier than thirteen months from the Structured Capital Strategies(R) contract date. You can change the date your annuity payments are to begin any time. The date may not be later than your contract's maturity date. Your contract's maturity date is the date by which you must either take a lump sum withdrawal or select an annuity payout option. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday.

We will send you a notice with your contract statement one year prior to your maturity date. Once you have selected an annuity payout option and payments have begun, no change can be made other than transfers among the variable investment options if a variable immediate annuity is selected. If you do not respond to the notice within 30 days following your maturity date, your contract will be annuitized automatically.

                             ACCESSING YOUR MONEY

We currently offer different payment frequencies on certain annuity payout options. In general, the total annual payout will be lower for more frequent payouts (such as monthly) because of the increased administrative expenses associated with more frequent payouts. Also, in general, the longer the period over which we expect to make payments, the lower will be your payment each year.

The amount of the annuity payments will depend on:

(1)the amount applied to purchase the annuity;

(2)the type of annuity chosen, and whether it is fixed or variable;

(3)in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages); and

(4)in certain instances, the sex of the annuitant(s).

The amount applied to provide the annuity payments will be (1) the account value for any life annuity form, or (2) the cash value for any annuity certain (an annuity form that does not guarantee payments for a person's lifetime) except that if the period certain is more than five years, the amount applied will be no less than 95% of the account value.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

Please see Appendix II later in this Prospectus for state variations.

ANNUITY MATURITY DATE

Your contract has a maturity date. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law, even if you name a new annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday (or older joint annuitant's, if your contract has joint annuitants). The maturity date may not be less than thirteen months from your contract date, unless otherwise stated in your contract. We will send a notice with the contract statement one year prior to the maturity date. The notice will include the date of maturity, describe the available annuity payout options, state the availability of a lump sum payment option, and identify the default payout option if you do not provide an election by the time of your contract maturity date. The default payout option is a life annuity with a maximum period certain of 10 years.

                             ACCESSING YOUR MONEY

7. Charges and expenses

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CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charge each day from the net assets of each variable investment option and Segment Type Holding Account. This charge is reflected in the unit values of each variable investment option:

..   A contract fee.

We deduct the following charge from the performance of your investment (if positive) in a Choice Segment:

..   The Choice cost.

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

..   for Series B contracts, at the time you make certain withdrawals or surrender your contract, or your contract is terminated -- a withdrawal charge.

..   at the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

..   at the time you request a transfer in excess of 12 transfers in a contract year -- a transfer charge (currently, there is no transfer charge).

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.

CHARGES UNDER THE CONTRACTS

CONTRACT FEE

We deduct a daily charge from the net assets in each variable investment option and Segment Type Holding Account to compensate us for administrative expenses, sales expenses and certain expense risks we assume under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:

   Series B:                   1.25%
   Series C:                   1.65%
   Series ADV:                 0.65%

The expense risk we assume is the risk that our expenses in providing the benefits and administering the contracts will be greater than we expect. To the extent that the expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts. This charge also compensates us for administrative expenses and a portion of our sales expenses, under the contract.

On a non-guaranteed basis, we may waive this fee under certain conditions. If the return on the EQ/Money Market variable investment option on any day is positive, but lower than the amount of this fee, then we will waive the difference between the two, so that you do not receive a negative return. If the return on the EQ/Money Market variable investment option on any day is negative, we will waive this fee entirely for that day, although your account value would be reduced by the negative performance of the EQ/Money Market variable investment option itself. We reserve the right to change or cancel this provision at any time.

This fee does not apply to amounts held in a Segment.

CHOICE COST

This charge is applicable to investments in Choice Segments only. The Choice cost is an amount equal to 1% of the Segment Investment for each year of the Segment Duration. On the Segment Maturity Date, we deduct the Choice cost from the Index Performance Rate of a Choice Segment, but only if the Index Performance Rate is positive for that Segment. Additionally, if the Index Performance Rate is positive for a Choice Segment but less than the applicable Choice cost, the amount of the Choice cost deducted will be the maximum amount that will not cause the Segment Maturity Value to be less than the Segment Investment. The Segment Interim Value for a Choice Segment will reflect application of a portion of the Choice cost, as described in more detail in Appendix III.

FEE-BASED EXPENSES
(APPLICABLE TO SERIES ADV CONTRACTS ONLY)

The fees and expenses of a fee-based program are separate from and in addition to the fees and expenses of the annuity contract. You should ensure that within your fee-based program there are sufficient liquid assets outside of this contract to pay any fees and expenses associated with the program. Please consult with your program sponsor for more details about your fee-based program.

TRANSFER CHARGE

Currently, we do not charge for transfers among variable investment options under the contract. However, we reserve the right to charge for any transfers among variable investment options in excess of 12 per contract year. We will provide you with advance notice if we decide to assess the transfer charge, which will never exceed $35 per transfer. The transfer charge is designed to compensate the company with respect to adminstering the transaction. The charge is also designed to deter disruptive transfer activity. The transfer charge (if applicable), will be assessed at the time that the transfer is processed. Each time you request a transfer from one variable investment option to another, we will assess the transfer charge (if applicable). Separate requests submitted on the same day will each be treated as a separate transfer. Any transfer charge will be deducted from the variable investment options from which the transfer is made. We will not count transfers from Segment Type Holding Accounts into Segments on a Segment Start Date, or the allocation of Segment Maturity Value on a Segment Maturity Date in calculating the number of transfers

                             CHARGES AND EXPENSES
subject to this charge. We will also not charge for transfers made in connection with our Dollar Cap Averaging Program.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

WITHDRAWAL CHARGE
(APPLICABLE TO SERIES B CONTRACTS ONLY)

A withdrawal charge may apply in three circumstances: (1) you make one or more withdrawals during a contract year; (2) you surrender your contract to receive its cash value; or (3) we terminate your contract. The amount of the charge will depend on whether the 10% free withdrawal amount applies, and the availability of one or more exceptions.

The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

----------------------------------------------------------------
                      CONTRACT YEAR
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                                         1   2   3   4   5   6+
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Percentage of contribution               5%  5%  5%  4%  3%  0%
----------------------------------------------------------------

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1." Amounts withdrawn that are not subject to the withdrawal charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under most NQ contracts as withdrawn first. See "Tax information" later in this Prospectus.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the amount of the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage.


We deduct the withdrawal amount and the withdrawal charge pro rata from the variable investment options (excluding the Segment Type Holding Accounts and dollar cap averaging account). If those amounts are insufficient, we will deduct all or a portion of the required amounts pro rata from the Segment Type Holding Accounts. If the amounts in the Segment Type Holding Accounts are still insufficient, we will deduct all or a portion of the required amounts from the dollar cap averaging account. If the amount in the dollar cap averaging account is still insufficient, we deduct all or a portion of the required amounts from the Segments on a pro rata basis. If you specify that your withdrawal be taken from specific investment options, the amount of the withdrawal charge will first be taken from the investment options you specify. If there is insufficient value in those options to pay the withdrawal charge after your withdrawal is deducted, then the remainder of the withdrawal charge is deducted as described above.


Withdrawals from a Segment or a Segment Type Holding Account are subject to the same withdrawal charge calculations as a withdrawal from any other investment option. Any withdrawal from a Segment will trigger the calculation of the Segment Interim Value, which is in addition to any applicable withdrawal charge. A withdrawal from a Segment Type Holding Account reduces the amount that will be transferred to a Segment. For more information, see "Structured Investment Option" in "Contract features and benefits," earlier in this Prospectus.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. For Series B contracts, each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. No withdrawal charge applies to Series C and Series ADV contracts. The 10% free withdrawal amount is determined using your account value at the beginning of the contract year. When a contract is surrendered in certain states, the free withdrawal amount is not taken into account when calculating the amount of the withdrawal.

DEATH. The withdrawal charge does not apply if the owner dies and a death benefit is payable to the beneficiary.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i)An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii)An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

                             CHARGES AND EXPENSES

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

LARGE INVESTORS. Withdrawal charges will not apply to Series B contracts purchased with an initial contribution of $25 million or more.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity pay out option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

ADJUSTMENTS WITH RESPECT TO EARLY WITHDRAWALS FROM SEGMENTS

We calculate the Segment Interim Value when a withdrawal is taken, whether a partial withdrawal or a full contract surrender, from a Segment prior to the Segment Maturity Date. The Segment Interim Value is calculated based on a formula that provides a treatment for an early distribution that is designed to be consistent with how distributions at the end of a Segment are treated. For more information on the calculation of the Segment Interim Value, please see Appendix III.

CHARGES THAT THE TRUST DEDUCTS

The Trust deducts charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of the Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectuses for the Trusts.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the contract fee, or change the minimum contribution requirements. We also may change the minimum death benefit or offer variable investment options that invest in shares of a Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for traditional IRA and Roth IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales and administration generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it will be unfairly discriminatory.

                             CHARGES AND EXPENSES

8. Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

If you have a Series C or Series ADV contract, disregard any references to "withdrawal charges," "cash value" or "free withdrawal amount" in this section; these terms only apply to Series B contracts, not Series C or Series ADV contracts.

You designate your beneficiary when you apply for your contract. You may change your beneficiary during your lifetime and while the contract is in force. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request. Any part of a death benefit for which there is no named or designated beneficiary living at your death will be payable in a single sum to your surviving spouse, if any; if there is no surviving spouse, then to the surviving children in equal shares; if there are no surviving children, then to your estate. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. In a QP contract, the beneficiary must be the plan trust. If the contract is owned by a qualified plan trust or other entity, the death benefit is payable to the entity owner. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor.

Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election. However, you should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

DEATH BENEFIT

The death benefit is equal to the account value as of the date we receive satisfactory proof of the owner's death, any required instructions for the method of payment, and all information and forms necessary to effect payment.

EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. If the contract is owned by a non-natural person, the death of the primary annuitant triggers rules regarding the death of an owner.

Once we have received notice of the owner's death, we will not make any transfers from Segment Type Holding Accounts to Segments. Amounts in the Segment Type Holding Accounts will be defaulted into the EQ/Money Market variable investment option. When Segments mature, the Segment Maturity Value will be transferred to the EQ/Money Market variable investment option.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature, or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation." If you are the sole owner and your spouse is the sole primary beneficiary, your surviving spouse can continue the contract as a successor owner, under "Spousal continuation" or under our Beneficiary continuation option, as discussed below.

If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death.

NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years, unless one of the exceptions described here applies. The surviving owner may instead elect to take an installment payout or an annuity payout option we may offer at the time under the contract, provided payments begin within one year of the deceased owner's death. If an annuity or installment payout is elected, the contract terminates and a supplemental contract is issued.

If the older owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) take an installment payout or an annuity payout option we may offer at the time under the contract within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option discussed below. If the contract continues, withdrawal charges will no longer apply, and no additional contributions will be permitted.

                           PAYMENT OF DEATH BENEFIT

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) take an installment payout or annuity within one year;
(3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option discussed below. If the contract continues, withdrawal charges (for Series B contracts) will continue to apply and no additional contributions will be permitted. The death benefit becomes payable to the beneficiary if the older owner dies within five years after the death of the younger owner.

SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a single owner contract) may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

..   In general, withdrawal charges (for Series B contracts) will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

..   The withdrawal charge schedule (for Series B contracts) remains in effect.

The transfer restrictions on amounts in Segments prior to election of Spousal continuation remain in place. Any amounts in Segments may not be transferred out of the Segments until their Segment Maturity Dates. The Segment Maturity Value may be reinvested in other investment options.

If you divorce, Spousal continuation does not apply.



BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix II later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   The beneficiary replaces the deceased owner as annuitant.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary:

   -- each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen; and

   -- as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature for the

                           PAYMENT OF DEATH BENEFIT
      first beneficiary, all Segments will be terminated and all Segment Interim Values will be transferred into the EQ/Money Market variable investment option.

..   If there is one beneficiary, the transfer restrictions on amounts in
    Segments prior to election of the beneficiary continuation option remain in place. Any amounts in Segments may not be transferred out of the Segments until their Segment Maturity Dates. The Segment Maturity Value may be reinvested in other investment options. However, if the beneficiary has chosen the "5-year rule," amounts may not be invested in Segments with Segment Maturity Dates later than December 31st of the calendar year which contains the fifth anniversary of your death.

..   A beneficiary who chooses to receive annual payments over his life expectancy should consult his tax adviser about selecting Segments that provide sufficient liquidity to satisfy the payout requirements under this option.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the variable investment options but no additional contributions will be permitted.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner or the surviving joint owner who elects this feature. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The beneficiary automatically replaces the existing annuitant.

..   The contract continues with your name on it for the benefit of your beneficiary.

..   If there is more than one beneficiary:

   -- each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen; and

   -- as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature for the first beneficiary, all Segments will be terminated and all Segment Interim Values will be transferred into the EQ/Money Market variable investment option.

..   If there is one beneficiary, the transfer restrictions on amounts in
    Segments prior to the election of the beneficiary continuation option remain in place. Any amounts in Segments may not be transferred out of the Segments until their Segment Maturity Dates. The Segment Maturity Value may be reinvested in other investment options. However, if the beneficiary has chosen the "5-year rule," amounts may not be invested in Segments with Segment Maturity Dates later than the fifth anniversary of your death.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If the deceased is the owner or older joint owner:

..   No withdrawal charges will apply to any withdrawals by the beneficiary.

                           PAYMENT OF DEATH BENEFIT

If the deceased is the younger non-spousal joint owner:

..   The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders.

..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus.

                              -------------------

A beneficiary should speak to his or her tax professional about which continuation option is appropriate for him or her. Factors to consider include, but are not limited to, the beneficiary's age, need for immediate income and a desire to continue the contract.

                           PAYMENT OF DEATH BENEFIT

9. Tax information

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OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Structured Capital Strategies(R) contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA Roth IRA or QP, and the characteristics of the owner. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and IRS interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 (ERISA). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

FATCA


Even though this section in the Prospectus discusses consequences to United States individuals you should be aware that the Foreign Account Tax Compliance Act ("FATCA") which applies to certain U.S.-source payments may require AXA Equitable and its affiliates to obtain specified documentation of an entity's status before payment is made in order to avoid punitive 30% FATCA withholding. The FATCA rules are initially directed at foreign entities, and may presume that various U.S. entities are "foreign" unless the U.S. entity has documented its U.S. status by providing Form W-9. Also, in future years FATCA and related rules may require us to document the status of certain contractholders, as well as report contract values and other information for such contractholders. For this reason AXA Equitable and its affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or an individual retirement custodial or trusteed account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code. How these arrangements work, including special rules applicable to each, are noted in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other such arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options you elect.

TRANSFERS AMONG INVESTMENT OPTIONS

If permitted under the terms of the contract, you can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and


..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a typical grantor trust.


Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

                                TAX INFORMATION

ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial annuitization" below.

Annuitization under a Structured Capital Strategies(R) contract occurs when your entire interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. (We do not currently offer a period certain option without life contingencies.) Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this Structured Capital Strategies(R) contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to an annuity payout option we may offer at the time under the contract. If no affirmative choice is made, we will apply any remaining account value or interest in the contract to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this Structured Capital Strategies(R) contract constitutes an annuity contract under current federal tax rules.

PARTIAL ANNUITIZATION

The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date. We do not currently offer a period certain option without life contingencies.

WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable. If you have a Series ADV contract, withdrawals made by your investment advisor are taxable to you.

Collateral assignments are taxable to the extent of any earnings in the contract at the time any portion of the contract's value is assigned as collateral. Therefore, if you assign your contract as collateral for a loan with a third party after the contract is issued, you may have taxable income even though you receive no payments under the contract. AXA Equitable will report any income attributable to a collateral assignment on Form 1099-R. Also, if AXA Equitable makes payments or distributions to the assignee pursuant to directions under the collateral assignment agreement, any gains in such payments may be taxable to you and reportable on Form 1099-R even though you do not receive them.

1035 EXCHANGES

You may purchase a nonqualified deferred annuity through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

..   the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer

                                TAX INFORMATION
amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

If you are purchasing your contract through a Section 1035 exchange, you should be aware that AXA Equitable cannot guarantee that the exchange from the source contract to the contract you are applying for will be treated as a Section 1035 exchange; the insurance company issuing the source contract controls the tax information reporting of the transaction as a Section 1035 exchange. Because information reports are not provided and filed until the calendar year after the exchange transaction, the insurance company issuing the source contract shows its agreement that the transaction is a 1035 exchange by providing to us the cost basis of the exchanged source contract when it transfers the money to us on your behalf.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner. The destination contract must meet specific post-death payout requirements to prevent avoidance of the death of owner rules. See "Payment of death benefit".

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

ADDITIONAL TAX ON NET INVESTMENT INCOME

Taxpayers who have modified adjusted gross income ("MAGI") over a specified amount and who also have specified net investment income in any year may have to pay an additional surtax of 3.8%. (This tax has been informally referred to as the "Net Investment Income Tax" or "NIIT"). For this purpose net investment income includes distributions from and payments under nonqualified annuity contracts. The threshold amount of MAGI varies by filing status: $200,000 for single filers; $250,000 for married taxpayers filing jointly, and $125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.

INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxed on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. Recently, the IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the portfolios, and must have no right to direct the particular investment decisions within the portfolios.

Also we do not believe that these rules apply to the assets of Separate Account No. 68, because contract owners have no interest in the performance of those assets.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No 49.

INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAS")

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

                                TAX INFORMATION

There are two basic types of IRAs, as follows:

..   traditional IRAs, typically funded on a pre-tax basis; and

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publications 590-A ("Contributions to Individual Retirement Arrangements (IRAs)") and 590-B ("Distributions from Individual Retirement Arrangements (IRAs)"). These publications are usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as "individual retirement annuities" under Section 408(b) of the Internal Revenue Code. We offer the Structured Capital Strategies(R) contract in both traditional IRA and Roth IRA versions.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers
Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contracts. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

We have not applied for opinion letters approving the respective forms of the traditional IRA and Roth IRA contracts for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You can cancel either version of the Structured Capital Strategies(R) IRA contract (traditional IRA or Roth IRA) by following the directions under "Your right to cancel within a certain number of days" in "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA, or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.


TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES ("TRADITIONAL IRAS")


CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

Because the minimum initial contribution AXA Equitable requires to purchase this contract is larger than the maximum regular contribution you can make to an IRA for a taxable year, this contract must be purchased through a rollover or direct transfer contribution.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS


LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2016, after adjustment for cost-of-living changes. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the taxable year in which you reach age 70 1/2 or any taxable year after that.


If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch up contributions" of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation, or compensation under $5,500, married individuals filing jointly can contribute up to $11,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,500 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,500 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is being made.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored-tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

                                TAX INFORMATION

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590-A, ("CONTRIBUTIONS TO INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)") which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.


NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year ($5,500 for 2016 after adjustment). The dollar limit is $1,000 higher for people eligible to make age 50-70 1/2 "catch-up" contributions ($6,500 for 2016). You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" below.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a tax year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant.

There are two ways to do rollovers:

..   Do it yourself:

   You receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover:

   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or

..   death benefit payments to a beneficiary who is not your surviving spouse; or

..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan, such as a traditional IRA, and subsequently take a premature distribution.

Rollovers from an eligible retirement plan to a traditional IRA are not subject to the "one-per-year limit" noted later in this section.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of payments"

                                TAX INFORMATION
later in this Prospectus under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. We call this the "one-per-year limit." It is the IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2;
    or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See Publications 590-A and 590-B for further details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publications 590-A and 590-B; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457 plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457 plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.


IRA DISTRIBUTIONS DIRECTLY TRANSFERRED TO CHARITY. Specified distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 701/2 or older. You can direct AXA Equitable to make a distribution directly to a charitable organization you request whether or not such distribution might be eligible for favorable tax treatment. Since an IRA owner is responsible for determining the tax consequences of any distribution from an IRA, we report the distribution to you on Form 1099-R. After discussing with your own tax advisor, it is your responsibility to report any distribution qualifying as a tax-free charitable direct transfer from your IRA on your own tax return.

                                TAX INFORMATION

REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS

Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Currently we believe that these provisions would not apply to Structured Capital Strategies(R) contracts because of the type of benefits provided under the contracts. However, if you take annual withdrawals instead of annuitizing, please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

If you choose an account-based method, the RMD amount for your Structured Capital Strategies(R) traditional IRA contract is calculated with respect to your entire interest in the contract, including your allocations to one or more variable investment options and one or more of the Segments in the Structured Investment Option.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, if you are taking account-based withdrawals from all of your traditional IRAs, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

If you are at an age where you are required to take lifetime required minimum distributions from traditional IRAs you should consider the effect of allocations to the Structured Investment Option under a Structured Capital Strategies(R) traditional IRA contract. You should consider whether you have a sufficient amount allocated to the Variable Investment Options under this contract and/or sufficient liquidity under other traditional IRAs that you maintain in order to satisfy your RMD for this contract without affecting amounts allocated to the Structured Investment Option under this contract.

Particularly if you hold any portion of your Structured Capital Strategies(R) IRA contract value in Segments, you should make sure to have money invested in the variable investment options and/or other traditional IRAs in order to have enough liquidity in the contract or elsewhere to satisfy your RMD withdrawals without dipping into a Segment.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the

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required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed above under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay for certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition -- there is a $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and document eligibility for the exception to the IRS.

ROTH INDIVIDUAL RETIREMENT ANNUITIES ("ROTH IRAS")

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

                                TAX INFORMATION

The Structured Capital Strategies(R) Roth IRA contracts are designed to qualify as Roth individual retirement annuities under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion" rollover contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements (or designated Roth accounts under defined contribution plans); or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

Because the minimum initial contribution AXA Equitable requires to purchase this contract is larger than the maximum regular contribution you can make to an IRA for a taxable year, this contract must be purchased through a rollover or direct transfer contribution.

REGULAR CONTRIBUTIONS TO ROTH IRAS


LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2016, after adjustment for cost-of-living changes. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion above under "Special rules for spouses" earlier in this section under traditional IRAs.


If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach
70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590-A, ("CONTRIBUTIONS TO INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)") for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan or governmental employer Section 457(b) plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. We call this the "one-per-year limit." It is the Roth IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another

                                TAX INFORMATION
eligible retirement plan, including a Code Section 401(a) qualified plan, a 403(b) plan, and a governmental employer Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax-free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

Conversion rollover contributions to Roth IRAs are not subject to the "one-per-year limit" noted earlier in this section.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Proposed and Temporary Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization, and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original
SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender and termination of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

                                TAX INFORMATION

..   you are age 59 1/2 or older; or

..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amounts distributed, distributions and contributions are aggregated or grouped and added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- within any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS

Lifetime minimum distribution requirements do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not "excess contributions."

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   we might have to withhold and/or report on amounts we pay under a free look or cancellation.

..   we are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

                                TAX INFORMATION

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U. S. entity recipients which are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

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10. More information

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ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account
No. 49's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests in shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5)to deregister Separate Account No. 49 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 49;

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)to limit or terminate contributions or transfers into any variable investment option; and

(9)to limit the number of variable investment options you may select.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.

ABOUT SEPARATE ACCOUNT NO. 68

We hold assets in a "non-unitized" separate account we have established under the New York Insurance Law to support our obligations under the Structured Investment Option. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We are obligated to pay all money we owe under the contract. If the obligation exceeds the assets of Separate Account no. 68, funds will be transferred to Separate Account No. 68 from the general account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the Structured Investment Option, regardless of whether assets supporting the Structured Investment Option are held in a separate account or our general account. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. For more information, see "About the general account" below.

Our current plans are to invest separate account assets in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues. We may also invest in interest rate swaps. Although the above generally describes our plans for investing the assets supporting our obligations under the Structured Investment Option, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws.

ABOUT THE TRUST

The Trust is registered under the Investment Company Act of 1940. It is classified as an "open-end management investment company," more commonly called a mutual fund. The Trust issues different shares relating to each of its portfolios.

The Trust does not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on the Trust's shares are reinvested in full. The Board of Trustees of the Trust serves for the benefit of the Trust's shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of

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Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for the Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or the Structured Investment Option with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and the Structured Investment Option. The general obligations and the Structured Investment Option under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests in the Structured Investment Option under the contracts in the general account are issued by AXA Equitable and are registered under the Securities Act of 1933. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC TRANSACTIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt Form. We may also require additional information. Until we receive the Acknowledgement of Receipt Form, (i.e. withdrawals and surrenders) financial transactions will not be permitted unless you request them in writing, sign the request and have it signature guaranteed. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, subsequent contributions may be transmitted by wire.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the NYSE is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the Securities and Exchange Commission determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

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..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers uponreceipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions and/or transfers, or both, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.

CONTRIBUTIONS, TRANSFERS, WITHDRAWALS AND SURRENDERS

..   Contributions allocated to the variable investment options or the Segment
    Type Holding Accounts are invested at the unit value next determined after the receipt of the contribution.

..   Transfers to or from the variable investment options or the Segment Type
    Holding Accounts will be made at the unit value next determined after the receipt of the transfer request.

..   Requests for withdrawals or surrenders from the variable investment options or the Segment Type Holding Accounts will be made at the unit value next determined on the business day that we receive the information that we require.

ABOUT YOUR VOTING RIGHTS

As the owner of shares of the Trusts we have the right to vote on certain matters involving the portfolios, such as:

..   the election of trustees;

..   the formal approval of independent auditors selected for each Trust; or

..   any other matters described in the Prospectus for the Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trust sells its shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. EQ Advisors Trust also sells its shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of the Trust intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to Separate Account No. 49 require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account No. 49, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is part of the registration statement filed on Form N-4. The

                               MORE INFORMATION
financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin, subject to our acceptance. We will continue to treat you as the owner until we receive written notification of any change at our processing office. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

We may refuse to process a change of ownership of an NQ contract to an entity without appropriate documentation of status on IRS Form W-9 (or, if IRS Form W-9 cannot be provided because the entity is not a U.S. entity, on the appropriate type of Form W-8).

Following a change of ownership, the existing beneficiary designations will remain in effect until the new owner provides new designations.

You cannot assign or transfer ownership of a traditional IRA or Roth IRA contract except by surrender to us. This rule also generally applies to QP contracts.

You cannot assign your contract as collateral or security for a loan. Loans are also not available under your contract. For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your traditional IRA or Roth IRA contract to another similar arrangement under federal income tax rules. In the case of such a transfer, which involves a surrender of your contract, we will impose a withdrawal charge if one applies.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold (except for Series ADV contracts sold through AXA Distributors). AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this Prospectus.

AXA ADVISORS COMPENSATION. For Series ADV contracts sold through AXA Advisors, AXA Advisors will retain 50% of the advisory fee and the financial representative will get the other 50%.

For Series B and Series C contracts, AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.5% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.0% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales

                               MORE INFORMATION
incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contract your financial professional for information about the compensation he or she receives and any related incentives, as described immediately below.

AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same contract. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. For Series ADV contracts sold through AXA Distributors, AXA Distributors will not receive any compensation.

For Series B and Series C contracts, AXA Equitable pays contribution-based and asset-based compensation (together "compensation") to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributors' Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributors' Selling broker-dealers. Contribution-compensation will generally not exceed 7.0% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.0% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

                               MORE INFORMATION

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable contracts exclusively.


These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2015) received additional payments. These additional payments ranged from $1,214.89 to $5,872,700.74. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

1st Global Capital Corporation
Allstate Financial Services, LLC
American Portfolios Financial Services
Ameriprise Financial Services
BBVA Compass Investment Solutions, Inc.
Cambridge Investment Research
Capital Investment Group
CCO Investment Services Corporation
Centaurus Financial, Inc.
Cetera Advisors, LLC
Cetera Advisors Networks, LLC
Cetera Financial Specialists, LLC
Cetera Investment Services, LLC
CFD Investments, Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUNA Brokerage Services
Cuso Financial Services, L.P.
Farmer's Financial Solution
First Allied Securities Inc.
First Citizens Investor Services, Inc.
First Tennessee Brokerage Inc.
Founders Financial Securities
Girard Securities, Inc.
H.D. Vest Investment Securities, Inc.
Harbour Investments
Independent Financial Group, LLC
Investacorp, Inc.
Investment Professionals, Inc.
Investors Capital Corporation
Janney Montgomery Scott LLC
JP Turner & Company, LLC
Key Investment Services LLC
Kovack Securities
Legend Equities
Lincoln Financial Advisors Corp.
Lincoln Financial Services Corp
Lincoln Investment Planning
LPL Financial Corporation
Lucia Securities, LLC
Mercap Securities, LLC
Merrill Lynch Life Agency, Inc.
MetLife Securities, Inc.
Morgan Stanley Smith Barney
Mutual of Omaha Investment Services, Inc.
National Planning Corporation
Next Financial Group, Inc.
NFP Securities Inc.
PNC Investments
Primerica Financial Services
Questar Capital Corporation
Raymond James Insurance Group
RBC Capital Markets Corporation
Robert W Baird & Company
Santander Securities Corporation
Securities America Inc.
SIGMA Financial Corporation
Signator Financial Services
Signator Investors, Inc.
Southwest Securities, Inc.
Summit Brokerage Services, Inc.
SunTrust Investments
SWS Financial Services
The Advisor Group
TransAmerica Financial Advisors
Triad Advisors
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
Valmark Securities, Inc.
Voya Financial Advisors
VSR Financial Services Inc.
Wells Fargo Wealth Brokerage Insurance Agency

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11. Incorporation of certain documents by reference

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AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2015 (the "Annual Report") is considered to be part of this Prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the Structured Investment Option (the "Registration Statement"). This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this Prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa.com.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The consolidated financial statements of AXA Equitable Life Insurance Company incorporated in this Prospectus by reference to the Annual Report on Form 10-K for the year ended December 31, 2015 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Appendix I: Condensed financial information

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The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.25%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2015.



--------------------------------------------------------------------------------------------
                                                  FOR THE YEAR ENDING DECEMBER 31,
                                         ---------------------------------------------------
                                           2015     2014     2013     2012    2011    2010
--------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
--------------------------------------------------------------------------------------------
   Unit value                            $  10.09 $  10.17 $  10.06 $  10.35 $ 10.16 $  9.82
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        612      556      483      362      62      13
--------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------
   Unit value                            $  18.13 $  18.22 $  16.33 $  12.57 $ 11.05 $ 11.02
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      1,471    1,470      859      466      66       5
--------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------------------------
   Unit value                            $   1.00 $   1.00 $   1.00 $   1.00 $  1.00 $  1.00
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    196,889  109,431  133,824  128,050  43,482  24,335
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The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.65%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2015.



-------------------------------------------------------------------------
                                         FOR THE YEAR ENDING DECEMBER 31,
                                         -------------------------------
                                          2015     2014    2013    2012
-------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------
   Unit value                            $  9.64  $  9.76 $  9.69 $ 10.01
-------------------------------------------------------------------------
   Number of units outstanding (000's)        28       29      38       1
-------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------
   Unit value                            $ 14.19  $ 14.32 $ 12.88 $  9.96
-------------------------------------------------------------------------
   Number of units outstanding (000's)       135      134      74       3
-------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------
   Unit value                            $  1.00  $  1.00 $  1.00 $  1.00
-------------------------------------------------------------------------
   Number of units outstanding (000's)    13,043   11,617  18,408  11,935
-------------------------------------------------------------------------


The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 0.65%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2015.



-----------------------------------------------------------------------------------
                                              FOR THE YEAR ENDING DECEMBER 31,
                                         ------------------------------------------
                                          2015   2014   2013    2012   2011   2010
-----------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-----------------------------------------------------------------------------------
   Unit value                            $10.42 $10.44 $ 10.26 $10.50 $10.24 $ 9.84
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)       16     12      27     48     --     --
-----------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-----------------------------------------------------------------------------------
   Unit value                            $18.72 $18.69 $ 16.65 $12.75 $11.13 $11.04
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   Number of units outstanding (000's)       59     66      53      5     --     --
-----------------------------------------------------------------------------------
 EQ/MONEY MARKET
-----------------------------------------------------------------------------------
   Unit value                            $ 1.00 $ 1.00 $  1.00 $ 1.00 $ 1.00 $ 1.00
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,515  3,746  10,504  6,456    757     --
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                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Appendix II: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

The following information is a summary of the states where the Structured Capital Strategies(R) contracts or certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state.

STATES WHERE CERTAIN STRUCTURED CAPITAL STRATEGIES(R) FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:

-------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
ALABAMA     See "Your right to cancel within  If you reside in the state of
            a certain number of days" in      Alabama, you may cancel your
            "Contract features and benefits"  variable annuity contract and return it to us within 15 days
                                              from the date you received it.
                                              Your refund will equal your
                                              account value under the contract
                                              on the day we receive
                                              notification to cancel the
                                              contract.
-------------------------------------------------------------------------------
ARIZONA     See "Your right to cancel within  If you reside in the state of
            a certain number of days" in      Arizona and you purchased your
            "Contract features and benefits"  contract as a replacement for a different variable annuity
                                              contract or you are age 65 or
                                              older at the time the contract
                                              is issued, you may return your
                                              variable annuity contract within
                                              30 days from the date you
                                              receive it and receive a refund
                                              of account value. This is also
                                              referred to as the "free look"
                                              period.
-------------------------------------------------------------------------------
CALIFORNIA  See "We require that the          You are not required to use our
            following types of                forms when making a transaction
            communications be on specific     request. If a written request
            forms we provide for that         contains all the information
            purpose" in "How to reach us"     required to process the request,
                                              we will honor it.
            See "Contract features and        If you reside in California and
            benefits" -- "Your right to       you are age 60 or older at the
            cancel within a certain number    time the contract is issued, you
            of days"                          may return your variable annuity
                                              contract within 30 days from the
                                              date that you receive it and
                                              receive a refund as described
                                              below.
                                              If you allocate your entire
                                              initial contribution to the
                                              EQ/Money Market option, the
                                              amount of your refund will be
                                              equal to your contribution,
                                              unless you make a transfer, in
                                              which case the amount of your
                                              refund will be equal to your
                                              account value on the date we
                                              receive your request to cancel
                                              at our processing office. This
                                              amount could be less than your
                                              initial contribution. If you
                                              allocate any portion of your
                                              initial contribution to the
                                              variable investment options
                                              (other than the EQ/Money Market
                                              option), your refund will be
                                              equal to your account value on
                                              the date we receive your request
                                              to cancel at our processing
                                              office.

                                              "RETURN OF CONTRIBUTION" FREE
                                              LOOK TREATMENT AVAILABLE THROUGH
                                              CERTAIN SELLING BROKERS-DEALERS
                                              Certain selling broker-dealers
                                              offer an allocation method
                                              designed to preserve your right
                                              to a return of your contribu-
                                              tions during the free look
                                              period. At the time of
                                              application, you will instruct
                                              your financial professional as
                                              to how your initial contribution
                                              and any subsequent contributions
                                              should be treated for the
                                              purpose of maintaining your free
                                              look right under the contract.
                                              Please consult your financial
                                              professional to learn more about
                                              the availability of "return of
                                              contribution" free look
                                              treatment.

                                              If you choose "return of
                                              contribution" free look
                                              treatment of your contract, we
                                              will allocate your entire
                                              contribution and any subsequent
                                              contributions made during the 40
                                              day period following the
                                              Contract Date, to the EQ/Money
                                              Market investment option. In the
                                              event you choose to exercise
                                              your free look right under the
                                              contract, you will receive a
                                              refund equal to your
                                              contributions.
-------------------------------------------------------------------------------

                                     II-1

     APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN
                             FEATURES AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
CALIFORNIA                                     If you choose the "return of
(CONTINUED)                                    contribution" free look
                                               treatment and your contract is
                                               still in effect on the 40th day
                                               (or next business day) following
                                               the Contract Date, we will
                                               automatically reallocate your
                                               account value to the investment
                                               options chosen on your
                                               application.

                                               Any transfers made prior to the
                                               expiration of the 30 day free
                                               look will terminate your right
                                               to "return of contribution"
                                               treatment in the event you
                                               choose to exercise your free
                                               look right under the contract.
                                               Any transfer made prior to the
                                               40th day following the Contract
                                               Date will cancel the automatic
                                               reallocation on the 40th day (or
                                               next business day) following the
                                               Contract Date described above.
                                               If you do not want AXA Equitable
                                               to perform this scheduled
                                               one-time reallocation, you must
                                               call one of our customer service
                                               representatives at 1 (800)
                                               789-7771 before the 40th day
                                               following the Contract Date to
                                               cancel.

                                               If you purchased your contract
                                               from a financial professional
                                               whose firm submits applications
                                               to AXA Equitable electronically,
                                               the Dollar Cap Averaging Program
                                               may not be available at the time
                                               your contract is issued. If this
                                               is the case and you wish to
                                               participate in the program after
                                               your contract has been issued,
                                               you must make your election on
                                               the applicable paper form and
                                               submit it to us separately.
                                               Depending on when we receive
                                               your form, you may miss the
                                               first available date on which
                                               your account value would
                                               otherwise be transferred to your
                                               designated Segment Type Holding
                                               Accounts.

             See "Dollar Cap Averaging         If you elect to invest in the
             Program" and "Your right to       Dollar Cap Averaging Program,
             cancel within a certain number    you will not be eligible for the
             of days" in "Contract features    "return of contribution" free
             and benefits"                     look treatment. By electing the
                                               Dollar Cap Averaging Program,
                                               you would only be eligible to
                                               receive a return of account
                                               value if you free look your
                                               contract.

             See "Charges and expenses" --     Item (iii) under this section is
             "Disability, terminal illness,    deleted in its entirety.
             or confinement to a nursing
             home" (For Series B contracts
             only)

             See "More information" --         You can transfer ownership of an
             "Transfers of ownership,          NQ contract at any time before
             collateral assignments, loans,    annuity payments begin. You may
             and borrowing"                    assign your contract, unless
                                               otherwise restricted for tax
                                               qualification purposes.
--------------------------------------------------------------------------------
COLORADO     See "Your right to cancel within  If you reside in the state of
             a certain number of days" in      Colorado, you may cancel your
             "Contract features and benefits"  variable annuity contract and return it to us within 15 days
                                               from the date you received it.
                                               Your refund will equal your
                                               account value under the contract
                                               on the day we receive
                                               notification to cancel the
                                               contract.
--------------------------------------------------------------------------------
CONNECTICUT  QP (Defined Benefit and Defined   Not available.
             Contribution) contracts

             See "Segment Types" under         Choice Segments are not
             "Structured Investment Option"    available.
             in "Contract Features and
             Benefits"

             See "Charges and expenses -       Waiver (i) is deleted. As a
             Disability, terminal illness, or  result, the first sentence of
             confinement to a nursing home"    the last paragraph of this
             (For Series B contracts only)     section is deleted and replaced
                                               with the following:

                                               We reserve the right to impose a
                                               withdrawal charge, in accordance
                                               with your contract, if the
                                               conditions described in (ii) or
                                               (iii) above existed at the time
                                               a contribution was remitted or
                                               if the condition began within 12
                                               months following remittance.

             See "Charge for each additional   The charge for transfers does
             transfer in excess of 12          not apply.
             transfers per contract year" in
             "Fee table" and "Transfer
             charge" in "Charges and expenses"
--------------------------------------------------------------------------------


                                     II-2

APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

----------------------------------------------------------------------------------
 STATE         FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
----------------------------------------------------------------------------------
FLORIDA        See "How you can purchase and     In the third paragraph of this
               contribute to your contract" in   section, item (i) now reads:
               "Contract features and benefits"  "(i) contributions under a
                                                 Structured Capital Strategies(R)
                                                 contract would then total more
                                                 than $1,500,000;" and item (ii)
                                                 regarding the $2,500,000
                                                 limitation on contributions is
                                                 deleted. The remainder of this
                                                 section is unchanged.

               See "Your right to cancel within  If you reside in the state of
               a certain number of days" in      Florida, you may cancel your
               "Contract features and benefits"  variable annuity contract and return it to us within 21 days
                                                 from the date that you receive
                                                 it. You will receive an
                                                 unconditional refund equal to
                                                 the greater of the cash
                                                 surrender value provided in the
                                                 annuity contract, plus any fees
                                                 or charges deducted from the
                                                 contributions or imposed under
                                                 the contract, or a refund of all
                                                 contributions paid.

               See "Selecting an annuity payout  The following sentence replaces
               option" under "Your annuity       the first sentence of the second
               payout options" in "Accessing     paragraph in this section:
               your money"

                                                 You can choose the date annuity
                                                 payments are to begin, but it
                                                 may not be earlier than twelve
                                                 months from the contract date.

               See "Withdrawal charge" in        If you are age 65 or older at
               "Charges and expenses"            the time your contract is
                                                 issued, the applicable
                                                 withdrawal charge will not
                                                 exceed 10% of the amount
                                                 withdrawn.
----------------------------------------------------------------------------------
IDAHO          See "Your right to cancel within  If you reside in the state of
               a certain number of days" in      Idaho, you may return your
               "Contract features and benefits"  contract within 20 days from the date that you receive it and
                                                 receive a refund of your initial
                                                 contribution.
----------------------------------------------------------------------------------
ILLINOIS       See "Selecting an annuity payout  You can choose the date annuity
               option" under "Your annuity       payments are to begin, but it
               payout options" in "Accessing     may not be earlier than twelve
               your money"                       months from the contract date.
----------------------------------------------------------------------------------
IOWA           See "Your right to cancel within  If you reside in the state of
               a certain number of days" in      Iowa, you may cancel your
               "Contract features and benefits"  variable annuity contract and return it to us within 15 days
                                                 from the date you received it.
                                                 Your refund will equal your
                                                 account value under the contract
                                                 on the day we receive
                                                 notification to cancel the
                                                 contract.
----------------------------------------------------------------------------------
MAINE          See "Your right to cancel within  If you reside in the state of
               a certain number of days" in      Maine and for any reason you are
               "Contract features and benefits"  not satisfied with your
                                                 contract, you may return it to
                                                 us for a full refund. To
                                                 exercise this cancellation
                                                 right, you must return the
                                                 contract directly to our
                                                 processing office within 15 days
                                                 after you receive it.
----------------------------------------------------------------------------------
MARYLAND       See "Your annuity payout          The table of guaranteed annuity
               options" in "Accessing your       payments cannot be changed after
               money"                            contract issue.

               Series C contracts                Not available
----------------------------------------------------------------------------------
MASSACHUSETTS  See "Disability, terminal         This section is deleted in its
               illness or confinement to         entirety.
               nursing home" under "Withdrawal
               charge" in "Charges and
               expenses" (For Series B
               contracts only)
----------------------------------------------------------------------------------
MINNESOTA      QP (Defined Benefit and Defined   Not available.
               Contribution) contracts

               See "Segment Types" under         Choice Segments are not
               "Structured Investment Option"    available.
               in "Contract Features and
               Benefits"
----------------------------------------------------------------------------------
NEW HAMPSHIRE  See "Disability, terminal         Waiver (iii) regarding the
               illness, or confinement to a      definition of a nursing home is
               nursing home" under "Withdrawal   deleted, and replaced with the
               charge" in "Charges and           following:
               expenses" (For Series B           You are confined to a nursing
               contracts only)                   home for more than 90 days (or
                                                 such other period, as required
                                                 in your state) as verified by a
                                                 licensed physician. A nursing
                                                 home for this purpose means one
                                                 that is (a) a provider of
                                                 skilled nursing care service, or
                                                 qualified to receive approval of
                                                 Medicare benefits, or (b)
                                                 operated pursuant to law as a
                                                 skilled nursing home by the
                                                 state or territory in which it
                                                 is located (it must be within
                                                 the United States, Puerto Rico,
                                                 U.S. Virgin Islands, or Guam)
                                                 and meets all of the following:

                                                 .   its main function is to
                                                     provide skilled,
                                                     intermediate, or custodial
                                                     nursing care;
----------------------------------------------------------------------------------


                                     II-3

APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

----------------------------------------------------------------------------------
 STATE         FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
----------------------------------------------------------------------------------
NEW HAMPSHIRE                                    .   it is supervised by a
(CONTINUED)                                          registered nurse or licensed
                                                     practical nurse;
                                                 .   it keeps daily medical
                                                     records of each patient;
                                                 .   it controls and records all
                                                     medications dispenses; and
                                                 .   its primary service is other
                                                     than to provide housing for
                                                     residents.
----------------------------------------------------------------------------------
NEW JERSEY     See "Withdrawals treated as       We do not have the right to
               surrenders" in "Accessing your    terminate your contract if no
               money"                            contributions are made during
                                                 the last three completed
                                                 contract years and your account
                                                 value is less than $500.
----------------------------------------------------------------------------------
NEW YORK       QP (Defined Benefit and Defined   Not available.
               Contribution) contracts

               See "Securities Indices" under    The Financial Select Sector SPDR
               "Structured Investment Option"    Fund is not available.
               in "Contract features and         As of February 18, 2015, the
               benefits"                         iShares(R) Dow Jones U.S. Real
                                                 Estate Index Fund is no longer
                                                 available.

               See "Your right to cancel within  The second paragraph under "Your
               a certain number of days" in      right to cancel within a certain
               "Contract features and benefits"  number of days" is deleted in
               and also see "Calculation         its entirety and replaced with
               Formula" in "Appendix III:        the following:
               Segment Interim Value"            Your refund will equal your
                                                 account value under the contract
                                                 on the day we receive written
                                                 notification of your decision to
                                                 cancel the contract and will
                                                 reflect any investment gain or
                                                 loss in the variable investment
                                                 options (less the daily charges
                                                 we deduct) through the date we
                                                 receive your contract. This
                                                 includes a modified calculation
                                                 of the Segment Interim Value for
                                                 amounts allocated to existing
                                                 Segments. For any IRA contract
                                                 returned to us within seven days
                                                 after you receive it, we are
                                                 required to refund the full
                                                 amount of your contribution.
                                                 Only for the purpose of
                                                 calculating your refunded amount
                                                 if you exercise your right to
                                                 cancel within a certain number
                                                 of days, your Segment Interim
                                                 Value is equal to the sum of the
                                                 following components:
                                                 (1) Fair Value of Fixed
                                                 Instruments; plus
                                                 (2) Fair Value of Derivatives;
                                                 plus
                                                 (3) Cap Calculation Factor
                                                 (computed based on the
                                                 assumption that we have not
                                                 incurred any expense).

               See "The amount applied to        If a life contingent annuity
               purchase an annuity payout        payout option is elected, the
               option" in "Accessing your money" amount applied to the annuity benefit will be 100% of the
                                                 account value and any applicable
                                                 withdrawal charge will be waived.
                                                 If a non-life contingent annuity
                                                 payout option is elected, the
                                                 amount applied to the annuity
                                                 benefit is the greater of the
                                                 cash value or 95% of what the
                                                 account value would be if no
                                                 withdrawal charge applied.

               See "Owner and annuitant          Joint annuitants do not have to
               requirements" in "Contract        be spouses.
               features and benefits"

               See "Disability, terminal         Item (i) is deleted and replaced
               illness, or confinement to a      with the following: An owner (or
               nursing home" in "Charges and     older joint owner, if
               expenses"                         applicable) has qualified to
                                                 receive Social Security
                                                 disability benefits as certified
                                                 by the Social Security
                                                 Administration or meets the
                                                 definition of a total disability
                                                 as specified in the contract. To
                                                 qualify, a recertification
                                                 statement from a physician will
                                                 be required every 12 months from
                                                 the date disability is
                                                 determined.

               See "Transfers of ownership,      You may assign all or a portion
               collateral assignments, loans     of your contract at any time,
               and borrowing" in "More           unless otherwise restricted for
               information"                      tax qualification purposes.
----------------------------------------------------------------------------------

                                     II-4

APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

---------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------
NORTH DAKOTA  See "Your right to cancel within  To exercise your cancellation
              a certain number of days" in      right, you must return the
              "Contract features and benefits"  certificate directly to our processing office within 20 days
                                                after you receive it.
---------------------------------------------------------------------------------
OREGON        Series C contracts                Not available.
              iShares(R) Dow Jones U.S. Real    Not available.
              Estate Index Fund & MSCI
              Emerging Markets Price Return
              Index
              Dollar Cap Averaging Program      Not available.
              Pre-Packaged Segment Selection    Not available.

              QP (Defined Benefit and Defined   Not available.
              Contribution) contracts

              See "Segment Types" under         Choice Segments are not
              "Structured Investment Option"    available.
              in "Contract Features and
              Benefits"
              See "Securities Indices" under    The NASDAQ-100 Price Return
              "Structured Investment Option"    Index is not available in Oregon.
              in "Contract features and
              benefits"

                                                The Financial Select Sector SPDR
                                                Fund is not available in Oregon.
              See "How you can purchase and     Additional contributions are not
              contribute to your contract" in   permitted after the fifth
              "Contract features and benefits"  contract year.
              See "Lifetime required minimum    THE FOLLOWING REPLACES THE THIRD
              distribution withdrawals" under   PARAGRAPH:
              "Withdrawing your account value"  We generally will not impose a
              in "Accessing your money"         withdrawal charge on minimum
                                                distribution withdrawals even if
                                                you are not enrolled in our
                                                automatic RMD service, except
                                                if, when added to a non-RMD lump
                                                sum withdrawal previously taken
                                                in the same contract year, the
                                                minimum distribution withdrawals
                                                exceed the free withdrawal
                                                amount. In order to avoid a
                                                withdrawal charge in connection
                                                with minimum distribution
                                                withdrawals outside of our
                                                automatic RMD service, you must
                                                notify us using our withdrawal
                                                request form. Such minimum
                                                distribution withdrawals must be
                                                based solely on your contract's
                                                account value.

                                                FOR SERIES B CONTRACTS:

              See "Selecting an annuity payout  You can choose the date annuity
              option" under "Your annuity       payments begin, but it may not
              payout options" in "Accessing     be earlier than the date all
              your money"                       withdrawal charges under the
                                                contract expire.
              See "Disability, terminal         Item (i) under this section is
              illness, or confinement to        deleted in its entirety.
              nursing home" under "Withdrawal
              charge" in "Charges and expenses"

              See "Transfers of ownership,      The contract may be freely
              collateral assignments, loans     assigned unless otherwise
              and borrowing" in "More           restricted for tax qualification
              information"                      purposes.
---------------------------------------------------------------------------------
PENNSYLVANIA  Contributions                     Your contract refers to
                                                contributions as premiums.

              See "Disability, terminal         The Withdrawal Charge Waiver
              illness or confinement to         does not apply during the first
              nursing home" in "Charges and     12 months of the contract with
              expenses" (For Series B           respect to the Social Security
              contracts only)                   Disability Waiver, the Six Month
                                                Life Expectancy Waiver, or if
                                                the owner is confined to a
                                                nursing home during such period.

              Required disclosure for           Any person who knowingly and
              Pennsylvania customers            with intent to defraud any
                                                insurance company or other
                                                person files an application for
                                                insurance or statement of claim
                                                containing any materially false
                                                information or conceals for the
                                                purpose of misleading,
                                                information concerning any fact
                                                material thereto commits a
                                                fraudulent insurance act, which
                                                is a crime and subjects such
                                                person to criminal and civil
                                                penalties.
---------------------------------------------------------------------------------

                                     II-5

APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

---------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------
PUERTO RICO   Inherited IRA                     Not available

              Beneficiary continuation option   Not available.

              QP (Defined Benefit and Defined   Not available.
              Contribution) contracts

              IRA and Roth IRA                  Available for direct rollovers
                                                from U.S. source 401(a) plans
                                                and direct transfers from the
                                                same type of U.S. source IRAs.

              See footnote 1 in "Fee table"     There is no premium tax charge
              and "Charges for state premium    imposed.
              and other applicable taxes" in
              "Charges and expenses"

              See "Purchase considerations for  We do not offer Structured
              a charitable remainder trusts"    Capital Strategies(R) contracts
              under "Owner and annuitant        to charitable remainder trusts
              requirements" in "Contract        in Puerto Rico.
              features and benefits"

              See "Taxation of nonqualified     There are special rules for
              annuities" in "Tax information"   nonqualified contracts issued in
                                                Puerto Rico.

                                                Income from NQ contracts we
                                                issue is U.S. source. A Puerto
                                                Rico resident is subject to U.S.
                                                taxation on such U.S. source
                                                income. Only Puerto Rico source
                                                income of Puerto Rico residents
                                                is excludable from U.S.
                                                taxation. Income from NQ
                                                contracts is also subject to
                                                Puerto Rico tax. The calculation
                                                of the taxable portion of
                                                amounts distributed from a
                                                contract may differ in the two
                                                jurisdictions. Therefore, you
                                                might have to file both U.S. and
                                                Puerto Rico tax returns, showing
                                                different amounts of income from
                                                the contract for each tax
                                                return. Puerto Rico generally
                                                provides a credit against Puerto
                                                Rico tax for U.S. tax paid.
                                                Depending on your personal
                                                situation and the timing of the
                                                different tax liabilities, you
                                                may not be able to take full
                                                advantage of this credit.
                                                We require owners or
                                                beneficiaries of annuity
                                                contracts in Puerto Rico which
                                                are not individuals to be
                                                required to complete the
                                                appropriate Form W-8 describing
                                                the entity type to avoid 30%
                                                FATCA withholding from
                                                U.S.-source income.
---------------------------------------------------------------------------------
RHODE ISLAND  See "Your right to cancel within  If you reside in the state of
              a certain number of days" in      Rhode Island , you may cancel
              "Contract features and benefits"  your variable annuity contract and return it to us within 15
                                                days from the date you received
                                                it. Your refund will equal your
                                                account value under the contract
                                                on the day we receive
                                                notification to cancel the
                                                contract.
---------------------------------------------------------------------------------
TEXAS         See "How you can purchase and     In the third paragraph of this
              contribute to your contract" in   section, item (i) now reads:
              "Contract features and benefits"  "(i) contributions under a
                                                Structured Capital Strategies(R)
                                                contract would then total more
                                                than $1,500,000." The $2,500,000
                                                limitation on the sum of all
                                                contributions under all AXA
                                                Equitable annuity accumulation
                                                contracts with the same owner or
                                                annuitant does not apply.

              See "Disability, terminal         There is no 12 month waiting
              illness or confinement to         period following a contribution
              nursing home" in "Charges and     for the Six Month Life
              expenses" (For Series B           Expectancy Waiver. The
              contracts only)                   withdrawal charge can be waived
                                                even if the condition begins
                                                within 12 months of the
                                                remittance of the contribution.

              See "Your right to cancel within  If you reside in the state of
              a certain number of days" in      Texas, you may cancel your
              "Contract features and benefits"  variable annuity contract and return it to us within 20 days
                                                from the date you received it.
                                                Your refund will equal your
                                                account value under the contract
                                                on the day we receive
                                                notification to cancel the
                                                contract.
---------------------------------------------------------------------------------
UTAH          See "Transfers of ownership,      Unless restricted for tax
              collateral assignments, loans or  purposes, your contract may be borrowing" in "More information"  assigned.
---------------------------------------------------------------------------------

                                     II-6

APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

----------------------------------------------------------------------------------
 STATE         FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
----------------------------------------------------------------------------------
WASHINGTON     See "10% free withdrawal amount"  The 10% free withdrawal amount
               under "Withdrawal charge" in      applies to full surrenders.
               "Charges and expenses"

               See "Disability, terminal         The owner (or older joint owner,
               illness, or confinement to        if applicable) has qualified to
               nursing home" in "Charges and     receive Social Security
               expenses" (For Series B           disability benefits as certified
               contracts only)                   by the Social Security
                                                 Administration or a statement
                                                 from an independent U.S.
                                                 licensed physician stating that
                                                 the owner (or older joint owner,
                                                 if applicable) meets the
                                                 definition of total disability
                                                 for at least 6 continuous months
                                                 prior to the notice of claim.
                                                 Such disability must be
                                                 re-certified every 12 months.
----------------------------------------------------------------------------------
WEST VIRGINIA  See "Your right to cancel within  If you reside in the state of
               a certain number of days" in      West Virginia and for any reason
               "Contract features and benefits"  you are not satisfied with your contract, you may return it to
                                                 us for a full refund. To
                                                 exercise this cancellation
                                                 right, you must return the
                                                 contract directly to our
                                                 processing office within 15 days
                                                 after you receive it.
----------------------------------------------------------------------------------


                                     II-7

APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

Appendix III: Segment Interim Value

--------------------------------------------------------------------------------

We calculate the Segment Interim Value for each Segment on each business day, which is also a Segment Business Day that falls between the Segment Start Date and Segment Maturity Date. The calculation is a formula designed to measure the fair value of your Segment Investment on the particular interim date, and is based on the downside protection provided by the Segment Buffer, the limit on participation in investment gain provided by the Performance Cap Rate, and an adjustment for the effect of a withdrawal prior to the Segment Maturity Date. The formula we use, in part, derives the fair value of hypothetical investments in fixed instruments and derivatives (put and call options). These values provide us with protection from the risk that we will have to pay out account value related to a Segment prior to the Segment Maturity Date. The hypothetical put option provides us with a market value of the potential loss at Segment Maturity, and the hypothetical call options provide us with a market value of the potential gain at Segment Maturity. This formula provides a treatment for an early distribution that is designed to be consistent with how distributions at the end of a Segment are treated. We may hold such investments in relation to Segments but are not required to do so. You are not affected by the performance of any of our investments relating to Segments. The formula also includes an adjustment relating to the Cap Calculation Factor. This is a positive adjustment of the percentage of the estimated expenses corresponding to the portion of the Segment Duration that has not elapsed. Appendix III sets forth the actual calculation formula, an overview of the purposes and impacts of the calculation, and detailed descriptions of the specific inputs into the calculation. You should note that even if a corresponding Index has experienced positive growth, the calculation of your Segment Interim Value may result in an amount lower than your Segment Investment because of other market conditions, such as the volatility of index prices and interest rates. Finally, Appendix III includes examples of calculations of Segment Interim Values under various hypothetical situations.

CHOICE SEGMENTS. The Segment Interim Value for a Choice Segment may be less than the Segment Interim Value for a Standard Segment based on the same Index, Segment Buffer and Segment Duration. This could occur if the performance of the applicable Index through the date of calculation of the Segment Interim Value is less than the sum of (a) the prorated Performance Cap Rate for the Standard Segment and (b) the applicable Choice cost amount. See "Fair Value of Derivatives" later in this appendix for more information about how the Choice cost is built in to the Segment Interim Value calculation for Choice Segments.

CALCULATION FORMULA

Your Segment Interim Value is equal to the lesser of (A) or (B).

(A)equals the sum of the following three components:

   (1)Fair Value of Fixed Instruments; plus

   (2)Fair Value of Derivatives; plus

   (3)Cap Calculation Factor.

(B)equals the Segment Investment multiplied by (1 + the Performance Cap Rate limiting factor).

OVERVIEW OF THE PURPOSES AND IMPACTS OF THE CALCULATION

FAIR VALUE OF FIXED INSTRUMENTS. The Segment Interim Value formula includes an element designed to compensate us for the fact that when we have to pay out account value related to a Segment before the Segment Maturity Date, we forgo the opportunity to earn interest on the Segment Investment from the date of withdrawal or surrender until the Segment Maturity Date. We accomplish this estimate by calculating the present value of the Segment Investment using a risk-free swap interest rate widely used in derivative markets.

FAIR VALUE OF DERIVATIVES. We use put and call options that are designated for each Segment to estimate the market value, at the time the Segment Interim Value is calculated, of the risk of loss and the possibility of gain at the end of the Segment. This calculation reflects the value of the downside protection that would be provided at maturity by the Segment Buffer as well as the upper limit that would be placed on gains at maturity due to the Performance Cap Rate. For Choice Segments only, the calculation also provides for the application of the Choice cost to the purchase of call options with higher strike prices. This allows us to declare higher Performance Cap Rates for those Segments.

At the time the Segment Interim Value is determined, the Fair Value of Derivatives is calculated using three different hypothetical options. These options are designated for each Segment and are described in more detail later in this Appendix.

AT-THE-MONEY STANDARD SEGMENT CALL OPTION (STRIKE PRICE EQUALS THE INDEX VALUE AT SEGMENT INCEPTION). For Standard Segments, the potential for gain is estimated using the value of this hypothetical option.

OUT-OF-THE-MONEY CHOICE SEGMENT CALL OPTION (STRIKE PRICE EQUALS THE INDEX
VALUE AT SEGMENT INCEPTION INCREASED BY THE CHOICE COST). For Choice Segments, the potential for gain is estimated using the value of this hypothetical option.

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                      APPENDIX III: SEGMENT INTERIM VALUE

..   The Choice cost is not deducted directly from the Segment Interim Value of a Choice Segment. Rather, the Choice cost is built in to the Segment Interim Value for Choice Segments through the use of the Out-of-the-Money Choice Segment Call Option. The value of the Out-of-the-Money Choice Segment Call Option is always lower than the value of the corresponding At-the-Money Standard Segment Call Option, which results in a lower amount for the Fair Value of Derivatives component of the Segment Interim Value formula. The actual amount of the Choice cost reflected in a Segment Interim Value calculation is not a prorated amount, and depends on the value of the Out-of-the-Money Choice Segment Call Option on the calculation date.

OUT-OF-THE-MONEY CALL OPTION (STRIKE PRICE EQUALS THE INDEX INCREASED BY THE PERFORMANCE CAP RATE ESTABLISHED AT SEGMENT INCEPTION). The potential for gain in excess of the Performance Cap Rate is estimated using the value of this hypothetical option.

..   For Standard Segments, the net amount of the At-the-Money Standard Segment
    Call Option less the value of the Out-of-the-Money Call Option is an estimate of the market value of the possibility of gain at the end of the Segment as limited by the Performance Cap Rate.

..   For Choice Segments, the net amount of the Out-the-Money Choice Segment
    Call Option less the value of the Out-of-the-Money Call Option is an estimate of the market value of the possibility of gain at the end of the Segment as limited by the Performance Cap Rate.

OUT-OF-THE-MONEY PUT OPTION (STRIKE PRICE EQUALS THE INDEX DECREASED BY THE SEGMENT BUFFER). The risk of loss is estimated using the value of this hypothetical option.

..   IT IS IMPORTANT TO NOTE THAT THIS PUT OPTION VALUE WILL ALMOST ALWAYS
    REDUCE THE PRINCIPAL YOU RECEIVE, EVEN WHERE THE INDEX IS HIGHER AT THE TIME OF THE WITHDRAWAL THAN AT THE TIME OF THE ORIGINAL INVESTMENT. This is because the risk that the Index could have been lower at the end of a Segment is present to some extent whether or not the Index has increased at the earlier point in time that the Segment Interim Value is calculated.

CAP CALCULATION FACTOR. In setting the Performance Cap Rate, we take into account that we incur expenses in connection with a contract, including insurance and administrative expenses. The Segment Interim Value formula includes item (3) above, the Cap Calculation Factor, which is designed to reflect the fact that we will not incur those expenses for the entire duration of the Segment if you withdraw your investment prior to the Segment Maturity Date. Therefore, the Cap Calculation Factor is always positive and declines during the course of the Segment.

PERFORMANCE CAP RATE LIMITING FACTOR. The formula provides that the Segment Interim Value is never greater than (B) above, which is the portion of the Performance Cap Rate corresponding to the portion of the Segment Duration that has elapsed. This limitation is imposed to discourage owners from withdrawing from a Segment before the Segment Maturity Date where there may have been significant increases in the relevant Index early in the Segment Duration. Although the Performance Cap Rate limiting factor pro-rates the upside potential on amounts withdrawn early, there is no similar adjustment to pro-rate the downside protection. THIS MEANS, IF YOU SURRENDER OR CANCEL YOUR CONTRACT, DIE OR MAKE A WITHDRAWAL FROM A SEGMENT BEFORE THE SEGMENT MATURITY DATE, THE SEGMENT BUFFER WILL NOT NECESSARILY APPLY TO THE EXTENT IT WOULD ON THE SEGMENT MATURITY DATE, AND ANY UPSIDE PERFORMANCE WILL BE LIMITED TO A PERCENTAGE LOWER THAN THE PERFORMANCE CAP RATE.

DETAILED DESCRIPTIONS OF SPECIFIC INPUTS TO THE CALCULATION

(A)(1) FAIR VALUE OF FIXED INSTRUMENTS. The Fair Value of Fixed Instrument in a Segment is based on the swap rate associated with the Segment's remaining time to maturity. Swap rates are the risk-free interest rates widely used in derivative markets. There is no standard quote for swap rates. However, because of their high liquidity and popularity, swap rate quotes from different dealers generally fall within a close range, the differences among which are not meaningful. Swap rates can be obtained from inter-dealer systems or financial data vendors who have feeds from swap dealers. For example, "Bloomberg Composite" swap rates are the weighted average of swap rates provided by a number of dealers to Bloomberg. Individual dealers and brokers also publish swap rates of their own on Bloomberg or Reuters. We may, in the future, utilize exchange traded swaps that become available. These exchange traded swaps would have a standard quote associated with them. The Fair Value of Fixed Instruments is defined as its present value, as expressed in the following formula:

(Segment Investment)/(1 + swap rate)/(time to maturity)/

The time to maturity is expressed as a fraction, in which the numerator is the number of days remaining in the Segment Duration and the denominator is the average number of days in each year of the Segment Duration for that Segment.

(A)(2) FAIR VALUE OF DERIVATIVES. We utilize a fair market value methodology to determine the Fair Value of Derivatives.

For each Segment, we designate and value three hypothetical options, each of which is tied to the performance of the Index underlying the Segment in which you are invested. For Standard Segments, these are: (1) the At-the-Money Standard Segment Call Option, (2) the Out-of-the-Money Call Option and (3) the Out-of-the-Money Put Option. For Choice Segments, these are: (1) the Out of-the-Money Choice Segment Call Option, (2) the Out-of-the-Money Call Option and (3) the Out-of-the-Money Put Option. (As described elsewhere in this Prospectus, in certain circumstances we may waive the Choice cost for a Choice Segment, in which case we would reference the At-the-Money Standard Segment Call Option rather than the Out of-the-Money Choice Segment Call Option for that Segment.) At Segment Maturity, the Put Option is designed to value the loss below the buffer, while the call options are designed to provide gains up to the Performance Cap Rate. These options are described in more detail below.

In a put option on an index, the seller will pay the buyer, at the maturity of the option, the difference between the strike price -- which was set at issue -- and the underlying index closing price, in the event that the closing price is below the strike price. In a call option on an index, the seller will

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                      APPENDIX III: SEGMENT INTERIM VALUE
pay the buyer, at the maturity of the option, the difference between the underlying index closing price and the strike price, in the event that the closing price is above the strike price. Generally, a put option has an inverse relationship with its underlying Index, while a call option has a direct relationship. In addition to the inputs discussed above, the Fair Value of Derivatives is also affected by the time remaining until the Segment Maturity Date. More information about the designated options is set forth below:

(1)AT-THE-MONEY STANDARD SEGMENT CALL OPTION: This is an option to buy a position in the relevant Index equal to the Segment Investment on the scheduled Segment Maturity Date, at the price of the Index on the Segment Start Date. At any time during the Segment Duration, the fair value of the Standard Segment At-the-Money Call Option represents the market value of the potential to receive an amount in excess of the Segment Investment on the Segment Maturity Date equal to the percentage growth in the Index between the Segment Start Date and the Segment Maturity Date, multiplied by the Segment Investment.

(2)OUT OF-THE-MONEY CHOICE SEGMENT CALL OPTION: This is an option to buy a position in the relevant Index equal to the Segment Investment on the scheduled Segment Maturity Date, at the price of the Index on the Segment Start Date increased by the applicable Choice cost for that Segment. At any time during the Segment Duration, the fair value of the Out-of-the-Money Choice Segment Call Option represents the market value of the potential to receive an amount in excess of the Segment Investment on the Segment Maturity Date equal to (a) the percentage growth in the Index between the Segment Start Date and the Segment Maturity Date less the Choice cost, multiplied by (b) the Segment Investment.

(3)OUT-OF-THE-MONEY CALL OPTION: This is an option to sell a position in the relevant Index equal to the Segment Investment on the scheduled Segment Maturity Date, at the price of the Index on the Segment Start Date increased by a percentage equal to the Performance Cap Rate. At any time during the Segment Duration, the fair value of the Out-of-the-Money Call Option represents the market value of the potential to receive an amount in excess of the Segment Investment equal to the percentage growth in the Index between the Segment Start Date and the Segment Maturity Date in excess of the Performance Cap Rate, multiplied by the Segment Investment. The value of this option is used to offset the value of the AT-THE-MONEY STANDARD SEGMENT CALL OPTION (for Standard Segments) or the Out of-the-Money Choice Segment Call Option (for Choice Segments), thus recognizing in the Interim Segment Value a ceiling on gains at Segment Maturity imposed by the Performance Cap Rate.

(4)OUT-OF-THE-MONEY PUT OPTION: This is an option to sell a position in the relevant Index equal to the Segment Investment on the scheduled Segment Maturity Date, at the price of the Index on the Segment Start Date decreased by a percentage equal to the Segment Buffer. At any time during the Segment Duration, the fair value of the Out-of-the-Money Put Option represents the market value of the potential to receive an amount equal to the excess of the negative return of the Index between the Segment Start Date and the Segment Maturity Date beyond the Segment Buffer, multiplied by the Segment Investment. The value of this option reduces the Interim Segment Value, as it reflects losses that may be incurred in excess of the Segment Buffer at Segment Maturity.

For Standard Segments, the Fair Value of Derivatives is equal to (1) minus
(3) minus (4), as defined above. For Choice Segments, the Fair Value of Derivatives is equal to (2) minus (3) minus (4), as defined above.

We determine the fair value of each of the three designated options for a Segment using the Black Scholes model for valuing a European option on the Index, assuming a continuous dividend yield or net convenience value, with inputs that are consistent with current market prices. Each option has a notional value on the Segment Start Date equal to the Segment Investment on that date. The notional value is the price of the underlying Index at the inception of the contract. In the event that a number of options, or a fractional number of options was purchased, the notional value would be the number of options multiplied by the price of the Index at inception.

For Securities Indices, we use the following inputs to the Black Scholes model:

(1)Implied Volatility of the Index -- This input varies with (i) how much time remains until the Segment Maturity Date of the Segment, which is determined by using an expiration date for the designated option that corresponds to that time remaining and (ii) the relationship between the strike price of that option and the level of the Index at the time of the calculation.

   This relationship is referred to as the "moneyness" of the option described above, and is calculated as the ratio of current price to the strike price. Direct market data for these inputs for any given early distribution are generally not available, because options on the Index that actually trade in the market have specific maturity dates and moneyness values that are unlikely to correspond precisely to the Segment Maturity Date and moneyness of the designated option that we use for purposes of the calculation.

   Accordingly, we use the following method to estimate the implied volatility of the Index. We use daily quotes of implied volatility from independent third-party financial institutions using the same Black Scholes model described above and based on the market prices for certain options. Specifically, implied volatility quotes are obtained for options with the closest maturities above and below the actual time remaining in the Segment at the time of the calculation and, for each maturity, for those options having the closest moneyness value above and below the actual moneyness of the designated option, given the level of the Index at the time of the calculation. In calculating the Segment Interim Value, we will derive a volatility input for your Segment's time to maturity and strike price by linearly interpolating between the implied volatility quotes that are based on the actual adjacent maturities and moneyness values described above, as follows:

   (a)We first determine the implied volatility of an option that has the same moneyness as the designated option but with the closest available time to maturity shorter than your Segment's remaining time to maturity. This volatility is derived by linearly interpolating between the implied volatilities of options having the times to maturity that are above and below the moneyness value of the hypothetical option.

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                      APPENDIX III: SEGMENT INTERIM VALUE

   (b)We then determine the implied volatility of an option that has the same moneyness as the designated option but with the closest available time to maturity longer than your Segment's remaining time to maturity. This volatility is derived by linearly interpolating between the implied volatilities of options having the times to maturity that are above and below the moneyness value of the designated option.

   (c)The volatility input for your Segment's time to maturity will then be determined by linearly interpolating between the volatilities derived in steps (a) and (b).

(2)Swap Rate -- We use key derivative swap rates obtained from information provided by independent third-party financial institutions which are recognized financial reporting vendors. Swap rates are obtained for maturities adjacent to the actual time remaining in the Segment at the time of the early distribution. We use linear interpolation to derive the exact remaining duration rate needed as the input.

(3)Index Dividend Yield -- On a daily basis, we use the projected annual dividend yield across the entire Index obtained from information provided by independent third-party financial institutions. This value is a widely used assumption and is readily available from recognized financial reporting vendors.

For Commodities Indices, we use the first two inputs listed above (Implied Volatility of the Index and Swap Rate), but for the third input, instead of using the Index Dividend Yield, we use the Net Convenience Value. This approach is based on standard option pricing methodology, which recognizes that commodities do not pay dividends. Instead, Net Convenience Value represents the market's valuation of the yield of two offsetting factors: (1) the fact that the option does not give the holder the benefit of the ability to use the commodity itself (much like a security option does not give the holder the right to receive dividends); and (2) the fact that the holder is not burdened with the obligation to store the commodity.

(3)Net Convenience Value -- On a daily basis, we calculate the net convenience value for the commodity underlying the Index. The net convenience value for a commodity equals the spot price minus the present value of the futures price (with the present value based on the Swap Rate). We use the spot prices and futures prices obtained from information provided by independent third-party financial institutions which are recognized financial reporting vendors. The price differences among recognized financial reporting vendors are not meaningful to the calculation of the Segment Interim Value.

Generally, a put option has an inverse relationship with its underlying Index, while a call option has a direct relationship. In addition to the inputs discussed above, the Fair Value of Derivatives is also affected by the time to the Segment Maturity Date.

(A)(3) CAP CALCULATION FACTOR. In setting the Performance Cap Rate, we take into account that we incur expenses in connection with a contract, including insurance and administrative expenses. In particular, if there were no such expenses, the Performance Cap Rate might have been greater. In setting the Performance Rate Cap, we currently estimate annual expenses at approximately 1.80% of the Segment Investment for Series B contracts, approximately 2.20% of the Segment Investment for Series C contracts and approximately 1.25% of the Segment Investment for Series ADV contracts. This calculation includes not only expenses, but an element of profit as well. We may use a lower estimate, which would provide a higher Performance Cap Rate, all other factors being equal. We reserve the right to use a higher estimate in the future, but we would do so only after revising this Appendix to provide notice of the higher estimate. If you withdraw your investment prior to the Segment Maturity Date, we will not incur expenses for the entire duration of the Segment. Therefore, if you withdraw your investment prior to the Segment Maturity Date, we provide a positive adjustment as part of the calculation of Segment Interim Value, which we call the Cap Calculation Factor. The Cap Calculation Factor represents a return of estimated expenses for the portion of the Segment Duration that has not elapsed. For example, if the estimated expenses for a one year Segment are calculated by us to be $10, then at the end of 146 days (with 219 days remaining in the Segment), the Cap Calculation Factor would be $6, because $10 x 219/365 (60%) = $6. The Cap Calculation Factor is not used at the time we calculate your Segment Maturity Value. Instead, for any Segment held to its Segment Maturity Date, the values are provided by the contractual guarantees based on Index performance as adjusted by the Performance Cap Rate and the Segment Buffer. A Segment is not a variable investment option with an underlying portfolio, and therefore the percentages we use in setting the performance caps do not reflect a daily charge against assets held on your behalf in a separate account.

(B) PRO RATA SHARE OF PERFORMANCE CAP RATE. In setting the Performance Cap Rate, we assume that you are going to hold the Segment for the entire Segment Duration. If you hold a Segment until its Segment Maturity Date, the Segment Return will be calculated subject to the Performance Cap Rate. Prior to the Segment Maturity Date, your Segment Interim Value will be limited by the portion of the Performance Cap Rate corresponding to the portion of the Segment Duration that has elapsed. For example, if the Performance Cap Rate for a one-year Segment is 10%, then at the end of 146 days, the Pro Rata Share of the Performance Cap Rate would be 4%, because 10% x 146/365 = 4%; as a result, the Interim Value at the end of the 146 days could not exceed 104% of the Segment Investment.

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                      APPENDIX III: SEGMENT INTERIM VALUE

EXAMPLES

A. STANDARD SEGMENTS

On the following pages are hypothetical examples of how the Segment Interim Value would be calculated for three different Standard Segments. On the first page, Segments 1, 2 and 3 all have the same Index and Segment Start Date, but have different Segment Durations. The Segments are each shown on the same date, approximately 8 1/2 months after the Segment Start Date. On the second page, Segments 2 and 3 are valued again, but this time on later dates, with approximately 3 1/2 months remaining until their respective Segment Maturity Dates. On the third page, Segments 1, 2 and 3 all have the same Index and Segment Start Date, but have different Segment Durations. The Segments are each shown making a partial withdrawal on the same date, approximately 8 1/2 months after the Segment Start Date.

EXAMPLE #1 OF SEGMENT INTERIM VALUE

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 ITEM                              1-YEAR SEGMENT  3-YEAR SEGMENT  5-YEAR SEGMENT
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Segment Duration (in months)            12              36              60
Valuation Date (Months since
Segment Start Date)                     8.5             8.5             8.5
Segment Investment                    $1,000          $1,000          $1,000
Segment Buffer                         -10%            -20%            -30%
Performance Cap Rate                    11%             19%             35%
Time to Maturity
  (in months)                           3.5            27.5            51.5
  (in years)                           0.288           2.290           4.290
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ASSUMING THE CHANGE IN THE INDEX VALUE IS -40% (FOR EXAMPLE FROM 100.00 TO 60.00)
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Fair Value of Hypothetical Fixed
  Instrument                          $999.24         $971.31         $905.58
Fair Value of Hypothetical
  Derivatives                        ($303.20)       ($224.50)       ($150.09)
Cap Calculation Factor                 $5.19          $41.22          $77.23
Sum of Above                          $701.23         $788.03         $832.72
Segment Investment Multiplied by
  prorated Performance Cap Rate      $1,078.27       $1,044.98       $1,049.67
Segment Interim Value                 $701.23         $788.03         $832.72
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ASSUMING THE CHANGE IN THE INDEX VALUE IS -10% (FOR EXAMPLE FROM 100.00 TO 90.00)
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Fair Value of Hypothetical Fixed
  Instrument                          $999.24         $971.31         $905.58
Fair Value of Hypothetical
  Derivatives                        ($37.47)        ($38.30)         ($3.60)
Cap Calculation Factor                 $5.19          $41.22          $77.23
Sum of Above                          $966.97         $974.22         $979.21
Segment Investment Multiplied by
  prorated Performance Cap Rate      $1,078.27       $1,044.98       $1,049.67
Segment Interim Value                 $966.97         $974.22         $979.21
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ASSUMING THE CHANGE IN THE INDEX VALUE IS 0% (FOR EXAMPLE FROM 100.00 TO 100.00)
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Fair Value of Hypothetical Fixed
  Instrument                          $999.24         $971.31         $905.58
Fair Value of Hypothetical
  Derivatives                         $18.79           $5.30          $34.30
Cap Calculation Factor                 $5.19          $41.22          $77.23
Sum of Above                         $1,023.22       $1,017.83       $1,017.11
Segment Investment Multiplied by
  prorated Performance Cap Rate      $1,078.27       $1,044.98       $1,049.67
Segment Interim Value                $1,023.22       $1,017.83       $1,017.11
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                                     III-5

                      APPENDIX III: SEGMENT INTERIM VALUE

ASSUMING THE CHANGE IN THE INDEX VALUE IS +10% (FOR EXAMPLE FROM 100.00 TO
110.00)

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 ITEM                             1-YEAR SEGMENT 3-YEAR SEGMENT 5-YEAR SEGMENT
------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed
  Instrument                         $999.24        $971.31        $905.58
Fair Value of Hypothetical
  Derivatives                        $61.19         $41.44         $67.83
Cap Calculation Factor                $5.19         $41.22         $77.23
Sum of Above                        $1,065.63      $1,053.96      $1,050.63
Segment Investment Multiplied by
  prorated Performance Cap Rate     $1,078.27      $1,044.98      $1,049.67
Segment Interim Value               $1,065.63      $1,044.98      $1,049.67

ASSUMING THE CHANGE IN THE INDEX VALUE IS +40% (FOR EXAMPLE FROM 100.00 TO
140.00)

------------------------------------------------------------------------------
 ITEM                             1-YEAR SEGMENT 3-YEAR SEGMENT 5-YEAR SEGMENT
------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed
  Instrument                         $999.24        $971.31        $905.58
Fair Value of Hypothetical
  Derivatives                        $107.43        $114.66        $146.75
Cap Calculation Factor                $5.19         $41.22         $77.23
Sum of Above                        $1,111.87      $1,127.19      $1,129.56
Segment Investment Multiplied by
  prorated Performance Cap Rate     $1,078.27      $1,044.98      $1,049.67
Segment Interim Value               $1,078.27      $1,044.98      $1,049.67

The input values to the Black Scholes model that have been utilized to generate the hypothetical examples above are as follows:

(1)Implied volatility of 23.4%, 23.6% and 26.1% is assumed for 1-year, 3-year and 5-year segments, respectively.
(2)Swap rate corresponding to remainder of segment term is 0.26% (1-year), 1.27% (3-year) and 2.31% (5-year) annually.
(3)Index dividend yield - 1.95% annually.
(4)Bid-Ask Spread is 10bps (1-year), 15bps (3-year) and 30bps (5-year).

EXAMPLE #2 OF SEGMENT INTERIM VALUE

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 ITEM                                           3-YEAR SEGMENT    5-YEAR SEGMENT
----------------------------------------------------------------------------------
Segment Duration (in months)                         36                60
Valuation Date (Months since Segment Start
  Date)                                             32.5              56.5
Segment Investment                                 $1,000            $1,000
Segment Buffer                                      -20%              -30%
Performance Cap Rate                                 19%               35%
Time to Maturity
  (in months)                                        3.5               3.5
  (in years)                                        0.288             0.288
----------------------------------------------------------------------------------
ASSUMING THE CHANGE IN THE INDEX VALUE IS -40% (FOR EXAMPLE FROM 100.00 TO 60.00)
----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed Instrument        $999.25           $999.25
Fair Value of Hypothetical Derivatives            ($203.82)         ($110.12)
Cap Calculation Factor                              $5.18             $5.18
Sum of Above                                       $800.61           $894.31
Segment Investment Multiplied by prorated
  Performance Cap Rate                            $1,171.76         $1,329.86
Segment Interim Value                              $800.61           $894.31
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                      APPENDIX III: SEGMENT INTERIM VALUE

ASSUMING THE CHANGE IN THE INDEX VALUE IS -10% (FOR EXAMPLE FROM 100.00 TO
90.00)

-----------------------------------------------------------------------------------
 ITEM                                           3-YEAR SEGMENT    5-YEAR SEGMENT
-----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed Instrument        $999.25           $999.25
Fair Value of Hypothetical Derivatives              $0.46            $12.96
Cap Calculation Factor                              $5.18             $5.18
Sum of Above                                      $1,004.89         $1,017.38
Segment Investment Multiplied by prorated
  Performance Cap Rate                            $1,171.76         $1,329.86
Segment Interim Value                             $1,004.89         $1,017.38
-----------------------------------------------------------------------------------
ASSUMING THE CHANGE IN THE INDEX VALUE IS +10% (FOR EXAMPLE FROM 100.00 TO 110.00)
-----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed Instrument        $999.25           $999.25
Fair Value of Hypothetical Derivatives             $89.97            $110.95
Cap Calculation Factor                              $5.18             $5.18
Sum of Above                                      $1,094.40         $1,115.37
Segment Investment Multiplied by prorated
  Performance Cap Rate                            $1,171.76         $1,329.86
Segment Interim Value                             $1,094.40         $1,115.37
-----------------------------------------------------------------------------------
ASSUMING THE CHANGE IN THE INDEX VALUE IS +40% (FOR EXAMPLE FROM 100.00 TO 140.00)
-----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed Instrument        $999.25           $999.25
Fair Value of Hypothetical Derivatives             $181.03           $291.85
Cap Calculation Factor                              $5.18             $5.18
Sum of Above                                      $1,185.46         $1,296.27
Segment Investment Multiplied by prorated
  Performance Cap Rate                            $1,171.76         $1,329.86
Segment Interim Value                             $1,171.76         $1,296.27
-----------------------------------------------------------------------------------

EXAMPLE OF THE EFFECT OF A PARTIAL WITHDRAWAL ON THE SEGMENT INTERIM VALUE

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 ITEM                            1-YEAR SEGMENT   3-YEAR SEGMENT   5-YEAR SEGMENT
-----------------------------------------------------------------------------------
Segment Duration (in months)          12               36               60
Valuation Date (Months since
  Segment Start Date)                 8.5              8.5              8.5
Segment Investment                  $1,000           $1,000           $1,000
Segment Buffer                       -10%             -20%             -30%
Performance Cap Rate                  11%              19%              35%
Time to Maturity
  (in month)                          3.5             27.5             51.5
  (in year)                          0.288            2.290            4.290
AMOUNT WITHDRAWN                     $100             $100             $100
-----------------------------------------------------------------------------------
ASSUMING THE CHANGE IN THE INDEX VALUE IS -40% (FOR EXAMPLE FROM 100.00 TO 60.00)
-----------------------------------------------------------------------------------
Segment Interim Value               $701.23          $788.03          $832.72
Percent Withdrawn                   14.26%           12.69%           12.01%
New Segment Investment              $857.39          $873.10          $879.91
New Segment Interim Value           $601.23          $688.03          $732.72
-----------------------------------------------------------------------------------
ASSUMING THE CHANGE IN THE INDEX VALUE IS -10% (FOR EXAMPLE FROM 100.00 TO 90.00)
-----------------------------------------------------------------------------------
Segment Interim Value               $966.97          $974.22          $979.21
Percent Withdrawn                   10.34%           10.26%           10.21%
New Segment Investment              $896.58          $897.35          $897.88
New Segment Interim Value           $866.97          $874.22          $879.21
-----------------------------------------------------------------------------------

                                     III-7

                      APPENDIX III: SEGMENT INTERIM VALUE

ASSUMING THE CHANGE IN THE INDEX VALUE IS +10% (FOR EXAMPLE FROM 100.00 TO
110.00)

------------------------------------------------------------------------------------
 ITEM                          1-YEAR SEGMENT    3-YEAR SEGMENT    5-YEAR SEGMENT
------------------------------------------------------------------------------------
Segment Interim Value            $1,065.63         $1,044.98         $1,049.67
Percent Withdrawn                  9.38%             9.57%             9.53%
New Segment Investment            $906.16           $904.30           $904.73
New Segment Interim Value         $965.63           $944.98           $949.67
------------------------------------------------------------------------------------
ASSUMING THE CHANGE IN THE INDEX VALUE IS +40% (FOR EXAMPLE FROM 100.00 TO 140.00)
------------------------------------------------------------------------------------
Segment Interim Value            $1,078.27         $1,044.98         $1,049.67
Percent Withdrawn                  9.27%             9.57%             9.53%
New Segment Investment            $907.26           $904.30           $904.73
New Segment Interim Value         $978.27           $944.98           $949.67
------------------------------------------------------------------------------------

Definitions:

(1)Amount withdrawn is net of applicable withdrawal charge
Percent Withdrawn is equal to Amount Withdrawn divided by Segment Interim Value New Segment Investment is equal to the original Segment Investment ($1,000) multiplied by [1 - Percent Withdrawn]
New Segment Interim Value is equal to the calculated Segment Interim Value based on the new Segment Investment. It will also be equal to the Segment Interim Value multiplied by [1 - Percent Withdrawn]

B. CHOICE SEGMENTS

On the following pages are hypothetical examples of how the Segment Interim Value would be calculated for two different Choice Segments. On the first page, Segments 1 and 2 have the same Index and Segment Start Date, but have different Segment Durations. The Segments are each shown on the same date, approximately 8/1//\\2\\ months after the Segment Start Date. On the second page, Segments 1 and 2 are valued again, but this time on later dates, with approximately 3/1//\\2\\ months remaining until their respective Segment Maturity Dates. On the third page, Segments 1 and 2 have the same Index and Segment Start Date, but have different Segment Durations. The Segments are each shown making a partial withdrawal on the same date, approximately 8/1//\\2\\ months after the Segment Start Date.

EXAMPLE #1 OF SEGMENT INTERIM VALUE

-----------------------------------------------------------------------------------------------------------------------------
 ITEM                                                 3-YEAR SEGMENT                            5-YEAR SEGMENT
-----------------------------------------------------------------------------------------------------------------------------
Segment Duration (in months)                                36                                        60
Valuation Date (Months since Segment
Start   Date)                                               8.5                                       8.5
Segment Investment                                        $1,000                                    $1,000
Segment Buffer                                             -10%                                      -25%
Performance Cap Rate                                        50%                                       55%
Time to Maturity
  (in months)                                              27.5                                      51.5
  (in years)                                               2.290                                     4.290
-----------------------------------------------------------------------------------------------------------------------------
ASSUMING THE CHANGE IN THE INDEX VALUE IS -40% (FOR EXAMPLE FROM 100.00 TO 60.00)
Fair Value of Hypothetical Fixed
Instrument                                                $971.31                                   $905.58
Fair Value of Hypothetical Derivatives                   ($309.36)                                 ($182.15)
Cap Calculation Factor                                    $41.22                                    $77.23
Sum of Above                                              $703.17                                   $800.65
Segment Investment Multiplied by
  prorated Performance Cap Rate                          $1,119.24                                 $1,077.97
Segment Interim Value                                     $703.17                                   $800.65
-----------------------------------------------------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS -10% (FOR EXAMPLE FROM 100.00 TO
90.00)

Fair Value of Hypothetical
Fixed Instrument                          $971.31                             $905.58
Fair Value of Hypothetical
Derivatives                              ($69.24)                            ($13.88)
Cap Calculation Factor                    $41.22                              $77.23
Sum of Above                              $943.29                             $968.92
Segment Investment Multiplied
by prorated Performance Cap
Rate                                     $1,119.24                           $1,077.97
Segment Interim Value                     $943.29                             $968.92
------------------------------------------------------------------------------------------------------

                                     III-8

                      APPENDIX III: SEGMENT INTERIM VALUE

ASSUMING THE CHANGE IN THE INDEX VALUE IS 0% (FOR EXAMPLE FROM 100.00 TO 100.00)

------------------------------------------------------------------------------------------------------
            ITEM                      3-YEAR SEGMENT                      5-YEAR SEGMENT
------------------------------------------------------------------------------------------------------
Fair Value of Hypothetical
Fixed
  Instrument                              $971.31                             $905.58
Fair Value of Hypothetical
  Derivatives                              $0.20                              $32.46
Cap Calculation Factor                    $41.22                              $77.23
Sum of Above                             $1,012.72                           $1,015.26
Segment Investment Multiplied
by
  prorated Performance Cap
Rate                                     $1,119.24                           $1,077.97
Segment Interim Value                    $1,012.72                           $1,015.26
------------------------------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS +10% (FOR EXAMPLE FROM 100.00 TO
110.00)

------------------------------------------------------------------------------------------------------
            ITEM                      3-YEAR SEGMENT                      5-YEAR SEGMENT
------------------------------------------------------------------------------------------------------
Fair Value of Hypothetical
Fixed
  Instrument                              $971.31                             $905.58
Fair Value of Hypothetical
  Derivatives                             $64.13                              $74.67
Cap Calculation Factor                    $41.22                              $77.23
Sum of Above                             $1,076.65                           $1,057.47
Segment Investment Multiplied
by
  prorated Performance Cap
Rate                                     $1,119.24                           $1,077.97
Segment Interim Value                    $1,076.65                           $1,057.47
------------------------------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS +40% (FOR EXAMPLE FROM 100.00 TO
140.00)

------------------------------------------------------------------------------------------------------
            ITEM                      3-YEAR SEGMENT                      5-YEAR SEGMENT
------------------------------------------------------------------------------------------------------
Fair Value of Hypothetical
Fixed
  Instrument                              $971.31                             $905.58
Fair Value of Hypothetical
  Derivatives                             $220.62                             $179.41
Cap Calculation Factor                    $41.22                              $77.23
Sum of Above                             $1,233.14                           $1,162.22
Segment Investment Multiplied
by
  prorated Performance Cap
Rate                                     $1,119.24                           $1,077.97
Segment Interim Value                    $1,119.24                           $1,077.97
------------------------------------------------------------------------------------------------------

The input values to the Black Scholes model that have been utilized to generate the hypothetical examples above are as follows:

(1)Implied volatility of 23.6% and 26.1% is assumed for 3-year and 5-year segments, respectively.
(2)Swap rate corresponding to remainder of segment term is 1.27% (3-year) and 2.31% (5-year) annually.
(3)Index dividend yield - 1.95% annually.
(4)Bid-Ask Spread is 15bps (3-year) and 30bps (5-year).

EXAMPLE #2 OF SEGMENT INTERIM VALUE

------------------------------------------------------------------------------------------------------
            ITEM                      3-YEAR SEGMENT                      5-YEAR SEGMENT
------------------------------------------------------------------------------------------------------
Segment Duration (in months)                36                                  60
Valuation Date (Months since
Segment Start
  Date)                                    32.5                                56.5
Segment Investment                        $1,000                              $1,000
Segment Buffer                             -10%                                -25%
Performance Cap Rate                        50%                                 55%
Time to Maturity
  (in months)                               3.5                                 3.5
(in years)                                 0.288                               0.288

                                     III-9

                      APPENDIX III: SEGMENT INTERIM VALUE

ASSUMING THE CHANGE IN THE INDEX VALUE IS -40% (FOR EXAMPLE FROM 100.00 TO
60.00)

------------------------------------------------------------------------------------------------------
Fair Value of Hypothetical
Fixed Instrument                          $999.25                             $999.25
Fair Value of Hypothetical
Derivatives                              ($303.45)                           ($156.33)
Cap Calculation Factor                     $5.18                               $5.18
Sum of Above                              $700.98                             $848.09
Segment Investment Multiplied
by prorated
Performance Cap Rate                     $1,455.32                           $1,517.79
Segment Interim Value                     $700.98                             $848.09
------------------------------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS -10% (FOR EXAMPLE FROM 100.00 TO
90.00)

---------------------------------------------------------------------------------------------------------
ITEM                                   3-YEAR SEGMENT                       5-YEAR SEGMENT
---------------------------------------------------------------------------------------------------------
Fair Value of Hypothetical
Fixed Instrument                           $999.25                              $999.25
Fair Value of Hypothetical
Derivatives                               ($39.97)                               $1.58
Cap Calculation Factor                      $5.18                                $5.18
Sum of Above                               $964.46                             $1,006.00
Segment Investment Multiplied
by prorated
Performance Cap Rate                      $1,455.32                            $1,517.79
Segment Interim Value                      $964.46                             $1,006.00
---------------------------------------------------------------------------------------------------------
ASSUMING THE CHANGE IN THE INDEX VALUE IS +10% (FOR EXAMPLE FROM 100.00 TO 110.00)
---------------------------------------------------------------------------------------------------------
Fair Value of Hypothetical
Fixed Instrument                           $999.25                              $999.25
Fair Value of Hypothetical
Derivatives                                $87.56                               $82.76
Cap Calculation Factor                      $5.18                                $5.18
Sum of Above                              $1,091.99                            $1,087.18
Segment Investment Multiplied
by prorated
Performance Cap Rate                      $1,455.32                            $1,517.79
Segment Interim Value                     $1,091.99                            $1,087.18
---------------------------------------------------------------------------------------------------------
ASSUMING THE CHANGE IN THE INDEX VALUE IS +40% (FOR EXAMPLE FROM 100.00 TO 140.00)
---------------------------------------------------------------------------------------------------------
Fair Value of Hypothetical
Fixed Instrument                           $999.25                              $999.25
Fair Value of Hypothetical
Derivatives                                $331.93                              $316.26
Cap Calculation Factor                      $5.18                                $5.18
Sum of Above                              $1,336.36                            $1,320.69
Segment Investment Multiplied
by prorated
Performance Cap Rate                      $1,455.32                            $1,517.79
Segment Interim Value                     $1,336.36                            $1,320.69
---------------------------------------------------------------------------------------------------------

EXAMPLE OF THE EFFECT OF A PARTIAL WITHDRAWAL ON THE SEGMENT INTERIM VALUE

-----------------------------------------------------------------------------------------------------------------------------
                 ITEM                                 3-YEAR SEGMENT                            5-YEAR SEGMENT
-----------------------------------------------------------------------------------------------------------------------------
Segment Duration (in months)                                36                                        60
Valuation Date (Months since
  Segment Start Date)                                       8.5                                       8.5
Segment Investment                                        $1,000                                    $1,000
Segment Buffer                                             -10%                                      -25%
Performance Cap Rate                                        50%                                       55%
Time to Maturity
  (in month)                                               27.5                                      51.5
  (in year)                                                2.290                                     4.290
AMOUNT WITHDRAWN                                           $100                                      $100
-----------------------------------------------------------------------------------------------------------------------------
ASSUMING THE CHANGE IN THE INDEX VALUE IS -40% (FOR EXAMPLE FROM 100.00 TO 60.00)
-----------------------------------------------------------------------------------------------------------------------------
Segment Interim Value                                     $703.17                                   $800.65
Percent Withdrawn                                         14.22%                                    12.49%
New Segment Investment                                    $857.79                                   $875.10
New Segment Interim Value                                 $603.17                                   $700.65
-----------------------------------------------------------------------------------------------------------------------------

                                    III-10

                      APPENDIX III: SEGMENT INTERIM VALUE

ASSUMING THE CHANGE IN THE INDEX VALUE IS -10% (FOR EXAMPLE FROM 100.00 TO 90.00)
-----------------------------------------------------------------------------------------------------------------------------
Segment Interim Value                                     $943.29                                   $968.92
Percent Withdrawn                                         10.60%                                    10.32%
New Segment Investment                                    $893.99                                   $896.79
New Segment Interim Value                                 $843.29                                   $868.92
-----------------------------------------------------------------------------------------------------------------------------
ASSUMING THE CHANGE IN THE INDEX VALUE IS +10% (FOR EXAMPLE FROM 100.00 TO 110.00)
-----------------------------------------------------------------------------------------------------------------------------
 ITEM                                                 3-YEAR SEGMENT                            5-YEAR SEGMENT
-----------------------------------------------------------------------------------------------------------------------------
Segment Interim Value                                    $1,076.65                                 $1,057.47
Percent Withdrawn                                          9.29%                                     9.46%
New Segment Investment                                    $907.12                                   $905.43
New Segment Interim Value                                 $976.65                                   $957.47
-----------------------------------------------------------------------------------------------------------------------------
ASSUMING THE CHANGE IN THE INDEX VALUE IS +40% (FOR EXAMPLE FROM 100.00 TO 140.00)
-----------------------------------------------------------------------------------------------------------------------------
Segment Interim Value                                    $1,119.24                                 $1,077.97
Percent Withdrawn                                          8.93%                                     9.28%
New Segment Investment                                    $910.65                                   $907.23
New Segment Interim Value                                $1,019.24                                  $977.97
-----------------------------------------------------------------------------------------------------------------------------

Definitions:

(1)Amount withdrawn is net of applicable withdrawal charge
Percent Withdrawn is equal to Amount Withdrawn divided by Segment Interim Value New Segment Investment is equal to the original Segment Investment ($1,000) multiplied by [1 - Percent Withdrawn]
New Segment Interim Value is equal to the calculated Segment Interim Value based on the new Segment Investment. It will also be equal to the Segment Interim Value multiplied by [1 - Percent Withdrawn]

                                    III-11

                      APPENDIX III: SEGMENT INTERIM VALUE

Appendix IV: Index Publishers

--------------------------------------------------------------------------------

The Structured Investment Option of the Structured Capital Strategies(R) contract tracks certain Securities Indices and Index Funds that are published by third parties. AXA Equitable uses these Securities Indices and Index Funds under license from the Indices' and Index Funds respective publishers. The following information about the Indices and Index Funds is included in this Prospectus in accordance with AXA Equitable's license agreements with the publishers of the Indices and Index Funds:

S&P Dow Jones Indices LLC requires that the following disclaimer be included in the Prospectus:

The S&P 500 Price Return Index and the Dow Jones US Real Estate Index (the "Indexes") are products of S&P Dow Jones Indices LLC ("SPDJI"), and have been licensed for use by AXA Equitable. Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones(R) is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by AXA Equitable. The Structured Capital Strategies(R) contract is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Structured Capital Strategies(R) contract or any member of the public regarding the advisability of investing in securities generally or in the Structured Capital Strategies(R) contract particularly or the ability of the Indexes to track general market performance. S&P Dow Jones Indices' only relationship to AXA Equitable with respect to the Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to AXA Equitable or the Structured Capital Strategies contract. S&P Dow Jones Indices have no obligation to take the needs of AXA Equitable or the owners of the Structured Capital Strategies contract into consideration in determining, composing or calculating the Indexes. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Structured Capital Strategies contract or the timing of the issuance or sale of such contract or in the determination or calculation of the equation by which such contract is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of AXA Equitable's products. There is no assurance that investment products based on the Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY AXA EQUITABLE, OWNERS OF THE STRUCTURED CAPITAL STRATEGIES CONTRACT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND AXA EQUITABLE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The name "S&P 500 Price Return Index" is a trademark of Standard & Poor's and has been licensed for use by AXA Equitable.

Frank Russell Company requires that the following disclosure be included in this Prospectus:

The Structured Capital Strategies(R) contract is not sponsored, endorsed, sold or promoted by Frank Russell Company ("Russell"). Russell makes no representation or warranty, express or implied, to the owners of the Structured Capital Strategies(R) contract or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly or the ability of the Russell 2000(R) Price Return Index to track general stock market performance or a segment of the same. Russell's publication of the Russell 2000(R) Price Return Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000(R) Price Return Index is based. Russell's only relationship to AXA Equitable is the licensing of certain trademarks and trade names of Russell and of the Russell 2000(R) Price Return Index which is determined, composed and calculated by Russell without regard to AXA Equitable or the Structured Capital Strategies(R) contract. Russell is not responsible for and has not reviewed the Structured Capital Strategies(R) contract nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the the Structured Capital Strategies(R) contract. Russell has no obligation or liability in connection with the administration, marketing or trading of the Structured Capital Strategies(R) contract.

RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL 2000(R) PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY AXA EQUITABLE, INVESTORS, OWNERS OF THE PRODUCT(S), OR

                         APPENDIX IV: INDEX PUBLISHERS

ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL 2000(R) PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL 2000(R) PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI Inc. requires that the following disclosure be included in this Prospectus:

THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY [LICENSEE]. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT. ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The Structured Capital Strategies(R) contract is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Structured Capital Strategies(R) contract. The Corporations make no representation or warranty, express or implied to the owners of the Structured Capital Strategies(R) contract or any member of the public regarding the advisability of investing in securities generally or in the Structured Capital Strategies(R) contract particularly, or the ability of the NASDAQ-100 Price Return Index to track general stock market performance. The Corporations' only relationship to AXA Equitable ("Licensee") is in the licensing of the NASDAQ(R), OMX(R), NASDAQ OMX(R) and NASDAQ-100 Price Return Index(R) registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Price Return Index which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the Structured Capital Strategies(R) contract. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the Structured Capital Strategies(R) contract into consideration in determining, composing or calculating the NASDAQ-100 Price Return Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Structured Capital Strategies(R) contract to be issued or in the determination or calculation of the equation by which the Structured Capital Strategies(R) contract is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Structured Capital Strategies(R) contract.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE STRUCTURED CAPITAL STRATEGIES(R) CONTRACT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                         APPENDIX IV: INDEX PUBLISHERS

State Street Global Advisers requires that the following disclaimer be included in the Prospectus:

This Structured Capital Strategies(R) variable annuity is not sponsored, endorsed, authorized, sold or promoted by the Select Sector Trust or SSgA FM. Neither the Select Sector Trust nor SSgA FM makes any representations or warranties to purchasers of a Structured Capital Strategies(R) variable annuity contract or any member of the public regarding the advisability of purchasing a Structured Capital Strategies(R) variable annuity contract. Neither the Select Sector Trust nor SSgA FM has any obligation or liability in connection with the operation, marketing, trading or sale of Structured Capital Strategies(R) variable annuities.

Each Select Sector Index is based on equity securities of public companies that are components of the S&P 500, selected on the basis of general industrial classification, and included as constituent securities of a particular Select Sector Index by the Index Compilation Agent in consultation with S&P, a division of The McGraw-Hill Companies, Inc. S&P acts as "Index Calculation Agent" (sometimes also referred to as the "Index Provider") in connection with the calculation and dissemination of each Select Sector Index.

Select Sector SPDRs are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Select Sector SPDRs or any member of the public regarding the advisability of investing in securities generally or in the Select Sector SPDRs particularly or the ability of a Select Sector SPDR Fund to track the performance of the various sectors represented in the stock market. The stocks included in each Select Sector Index were selected by the Index Compilation Agent in consultation with S&P from a universe of companies represented by the S&P 500. The composition and weighting of stocks included in each Select Sector Index can be expected to differ from the composition and weighting of stocks included in the corresponding S&P 500 sector index that is published and disseminated by S&P. S&P's only relationship to the Index Compilation Agent is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to the Index Compilation Agent or any Select Sector SPDR Fund. S&P has no obligation to take the needs of the Index Compilation Agent, the Trust or the owners of Select Sector SPDRs into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Select Sector SPDRs. S&P has no obligation or liability in connection with the administration, marketing or trading of the Select Sector SPDRs.

S&P does not guarantee the accuracy and/or completeness of the S&P 500, the Select Sector Indexes or any data included therein.

S&P makes no warranty, express or implied, as to results to be obtained by the Index Compilation Agent, the Trust, owners of the product, or any other person or entity from the use of the S&P 500, the Select Sector Indexes or any data included therein in connection with the rights licensed under the license agreement or for any other use. S&P makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the S&P 500, the Select Sector Indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

The shares are not sponsored or promoted by either the Index Calculation Agent or the Index Compilation Agent.

Neither the Index Calculation Agent nor the Index Compilation Agent makes any representation or warranty, express or implied, to the owners of the shares of any Select Sector SPDR Fund or any member of the public regarding the ability of the indexes identified herein to track stock market performance. The Select Sector Indexes identified herein are determined, composed and calculated without regard to the shares of any Select Sector SPDR Fund or the issuer thereof. The Index Calculation Agent and the Index Compilation Agent are not responsible for, nor have they participated in, the determination of the timing of, prices of, or quantities of the shares of any Select Sector SPDR Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Index Calculation Agent and the Index Compilation Agent have no obligation or liability to owners of the shares of any Select Sector SPDR Fund in connection with the administration, marketing or trading of the shares of any Select Sector SPDR Fund.

Although BofA Merrill Lynch -- as the Index Compilation Agent -- shall obtain and provide information to S&P -- as the Index Calculation Agent -- from sources which it considers reliable, the Index Compilation Agent and the Index Calculation Agent do not guarantee the accuracy and/or the completeness of any Select Sector Index or any data included therein. The Index Compilation Agent and the Index Calculation Agent make no warranty, express or implied, as to results to be obtained by the Trust as licensee, licensee's customers and counterparties, owners of the shares, or any other person or entity from the use of the Select Sector Indexes or any data included therein in connection with the rights licensed as described herein or for any other use. The Index Compilation Agent and the Index Calculation Agent make no express or implied warranties, and each hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Select Sector Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Index Compilation Agent and the Index Calculation Agent have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

                         APPENDIX IV: INDEX PUBLISHERS

Appendix V: Segment Maturity Date and Segment Start Date examples

--------------------------------------------------------------------------------

The Segment Maturity Date for Segments maturing in a given month and the Segment Start Date for new Segments starting in that same month will always be scheduled to occur on the first two consecutive business days that are also Segment Business Days occurring after the 13th of a month. However, as described earlier in this Prospectus, the Segment Maturity Date and Segment Start Date may sometimes occur on later dates.

Set forth below are representative examples of how the Segment Maturity Date and Segment Start Date may be moved to a later date in a given month due to weekends and holidays, which are not Segment Business Days.

The first table below assumes that the 14th and/or 15th of the month falls on a weekend, and the following Monday and Tuesday are both Segment Business Days:

-----------------------------------------------------------------------
                                 THEN THE SEGMENT      AND THE SEGMENT
IF THE 14TH IS A:               MATURITY DATE IS:      START DATE IS:
-----------------------------------------------------------------------
Friday                           Friday the 14th       Monday the 17th
-----------------------------------------------------------------------
Saturday                         Monday the 16th       Tuesday the 17th
-----------------------------------------------------------------------
Sunday                           Monday the 15th       Tuesday the 16th
-----------------------------------------------------------------------

The second table below assumes that the 14th or 15th of the month falls on a scheduled holiday and therefore, is not a Segment Business Day:

-------------------------------------------------------------------------
IF A SCHEDULED HOLIDAY           THEN THE SEGMENT       AND THE SEGMENT
FALLS ON:                       MATURITY DATE IS:       START DATE IS:
-------------------------------------------------------------------------
Monday the 14th                  Tuesday the 15th      Wednesday the 16th
-------------------------------------------------------------------------
Friday the 15th                  Monday the 18th        Tuesday the 19th
-------------------------------------------------------------------------

       APPENDIX V: SEGMENT MATURITY DATE AND SEGMENT START DATE EXAMPLES

Appendix VI: Purchase considerations for defined benefit and defined contribution plans

--------------------------------------------------------------------------------

We offer the QP contract as a funding vehicle for defined benefit and defined contribution plans. In certain states the QP contract is not offered. In those states defined benefit and defined contribution plans may purchase NQ contracts as a plan funding vehicle. The plan and trust, if properly qualified, contain the requisite provisions of the Internal Revenue Code to maintain their tax exempt status. The most significant difference between the use of the QP contract and the NQ contract as a funding vehicle is that the QP contract may be converted into an IRA contract for the benefit of a plan participant under specified circumstances; an NQ contract cannot be so converted. The advantage of the IRA conversion feature is that the participant's benefit amount remains invested: no amounts need to be withdrawn from Segments prior to maturity, the investment options remain available to the participant, and in the Series B contract, the aging of contributions for purposes of contingent withdrawal charges remains intact. If the plan's funding vehicle is an NQ contract, a withdrawal must be made from the NQ contract in order for the plan to pay the rollover distribution to the plan participant for application to an IRA, or directly to an IRA provider at the direction of the plan participant.

Trustees who are considering the purchase of a Structured Capital Strategies(R) series contract as a plan funding vehicle should discuss with their tax and ERISA advisers whether such a contract is an appropriate investment vehicle for the employer's plan. Whether the contract is a QP contract or an NQ contract in certain states, there are significant issues in the purchase of Structured Capital Strategies(R) series contract for a qualified plan. The QP contract (or the NQ contract in certain states) and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP or NQ contract, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by Structured Capital Strategies(R) series QP or NQ contract, or any other annuity contract. Therefore, plan trusts should purchase a Structured Capital Strategies(R) series QP or NQ contract to fund a plan for the contract's features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles. Trustees should consider the liquidity needs of the plan (defined contribution or defined benefit) because Segments in the Structured Investment Option may not be mature at the time plan benefits or required minimum distributions must be paid. Finally, because of the method of purchasing the contract, including the large initial contribution and the requirement that contributions may only be in the form of transfers from existing funds of the qualified plan trust, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

POOLING PLAN ASSETS

We do not permit plans to pool plan assets attributable to the benefits of multiple plan participants in one Structured Capital Strategies(R) QP contract, because of the IRA conversion possibility for the QP contract noted in the first paragraph of this Appendix. Therefore we require that a separate QP contract be purchased for each covered plan participant. In states where only the NQ contract is available as a funding vehicle, defined benefit plans and defined contribution plans may invest plan assets attributable to the benefits of multiple plan participants in one Structured Capital Strategies(R) NQ contract. There is no requirement to apply for multiple Structured Capital Strategies(R) NQ contracts.

CONTRIBUTIONS

We accept only transfer contributions from the existing funds of the qualified plan trust, regardless of the type of contract used as the funding vehicle. No contributions will be accepted directly from the employer sponsoring the plan. We will not accept ongoing payroll contributions. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in either the QP contract or the NQ contract in certain states. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. Except for NQ contracts, only one additional transfer contribution may be made per contract year./2 /If amounts attributable to an excess or mistaken contribution must be withdrawn, withdrawal charges may apply.

PAYMENTS

Trustees considering the purchase of a Structured Capital Strategies(R) contract as a qualified plan funding vehicle should also consider the following:

..   There is no loan feature offered under the Structured Capital Strategies(R)
    contracts (whether the funding vehicle is a QP contract or an NQ contract in certain states), so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. If the plan's other funding vehicle has insufficient assets to make any loan, amounts withdrawn from the NQ or QP contract will be subject to the Segment Interim Value calculation and in the Series B contracts, may be subject to contingent withdrawal charges.

..   The plan trust must be designated as the beneficiary and payment of death benefits from the contract must be distributed in accordance with the requirements of the federal income tax rules. Under a QP contract (but not under an NQ contract in certain states) after the plan participant's death, but before the death benefit is paid, the plan may substitute the beneficiary under the plan at death as the beneficiary under the contract.

..   All payments under an NQ contract will be made to the plan trust owner. All payments under a QP contract will be made to the plan trust owner until such time as the plan trust owner changes ownership to the plan participant as part of an IRA conversion.


                                     VI-1

     APPENDIX VI: PURCHASE CONSIDERATIONS FOR DEFINED BENEFIT AND DEFINED
                              CONTRIBUTION PLANS

CONSIDERATIONS FOR DEFINED BENEFIT PLAN PURCHASES

SPLIT FUNDING REQUIREMENT. The maximum percentage of the value of the plan's total assets that should be invested in a Structured Capital Strategies(R) contract at any time is 80%. Whether the funding vehicle is a QP contract or an NQ contract in certain states, at least 20% of the plan's assets should be invested in one or more other funding vehicles to provide liquidity for the plan because Segments in the Structured Investment Option may not be mature at the time plan benefits become payable.

IF THE DEFINED BENEFIT PLAN PURCHASES A QP CONTRACT. In order to purchase the QP contract for a defined benefit plan, the plan's actuary will be required to determine a current dollar value of each plan participant's accrued benefit so that individual contracts may be established for each plan participant. We do not permit defined benefit plans to pool plan assets attributable to the accrued benefits of multiple plan participants.

The value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant. AXA Equitable does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit. If amounts attributable to an excess or mistaken contribution must be withdrawn, withdrawal charges may apply. If in a defined benefit plan the plan's actuary determines that an overfunding in the QP contract has occurred, then any transfers from the QP contract may also result in withdrawal charges.

The plan's fiduciaries are responsible for ensuring that the plan has enough liquidity to pay benefits when required and should discuss anticipated liquidity needs with the plan's actuary. Any withdrawal from the Structured Capital Strategies(R) QP contract to pay benefits, or to address plan overfunding, excess or mistaken contributions, any required minimum distribution requirement, or for any other plan or benefit purpose will be treated as a normal withdrawal for purposes of withdrawal charges and all other contractual provisions.

While the contract is owned by the plan trust, all payments under the contract will be made to the plan trust owner. If the plan rolls over a contract into an IRA for the benefit of a former plan participant through a contract conversion, it is the plan's responsibility to adjust the value of the contract to the actuarial equivalent of the participant's benefit, prior to the contract conversion.

IF THE DEFINED BENEFIT PLAN PURCHASES AN NQ CONTRACT. Defined benefit plans may pool plan assets attributable to the accrued benefits of multiple plan participants in one NQ contract. The Structured Capital Strategies(R) contract is merely a funding vehicle and is not "benefit sensitive" like some contracts or other funding vehicles that may be offered to qualified plan sponsors.

The plan's fiduciaries are responsible for ensuring that the plan has enough liquidity to pay benefits when required and should discuss anticipated liquidity needs with the plan's actuary. Amounts must be withdrawn from the contract or the contract must be liquidated to pay benefits; benefits payable under the plan cannot be satisfied through a transfer of ownership of the NQ contract to any person or entity. Any withdrawal from the Structured Capital Strategies(R) NQ contract to pay benefits, or to address plan overfunding, excess or mistaken contributions, any required minimum distribution requirement, or for any other plan or benefit purpose will be treated as a normal withdrawal for purposes of withdrawal charges and all other contractual provisions.

NQ CONTRACT AS A FUNDING VEHICLE IN CERTAIN STATES

If the plan's funding vehicle is an NQ contract, a withdrawal must be made from the NQ contract or the contract must be liquidated in order to roll over to an IRA or other eligible retirement plan. There may be significant tax consequences if the plan transfers ownership of the NQ contract to an employee after the employee separates from service.

FUNDING VEHICLE ONLY

AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan administrative, recordkeeping or actuarial valuation services with respect to plan assets invested in Structured Capital Strategies(R) contracts, whether QP (or NQ in certain states). The plan's administrator will be solely responsible for performing or providing for all such services.

                                     VI-2

     APPENDIX VI: PURCHASE CONSIDERATIONS FOR DEFINED BENEFIT AND DEFINED
                              CONTRIBUTION PLANS

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                         2

Unit Values                                                   2

Custodian and independent registered public accounting firm   2

Distribution of the contracts                                 2

Financial statements                                          2

HOW TO OBTAIN A STRUCTURED CAPITAL STRATEGIES(R) STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547


----------------------------------------------------------------------------------
Please send me a Structured Capital Strategies(R) Statement of
Additional Information dated May 1, 2016.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip



                                                                         #35068

Structured Capital Strategies(R)

A combination variable and index-linked deferred annuity contract

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2016


AXA EQUITABLE LIFE INSURANCE COMPANY
1290 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10104


--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Structured Capital Strategies(R) Prospectus, dated May 1, 2016. That Prospectus provides detailed information concerning the contract and the variable investment options and/or in one or more of the Segments comprising the Structured Investment Option. Each variable investment option is a subaccount of AXA Equitable's Separate Account No. 49. Definitions of special terms used in the SAI are found in the Prospectus.


A copy of the Prospectus is available free of charge by writing the processing office (Retirement Service Solutions -- Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-889-3743 toll free, or by contacting your financial professional.

        TABLE OF CONTENTS

        Who is AXA Equitable?                                        2

        Unit Values                                                  2

        Custodian and Independent Registered Public Accounting Firm  2

        Distribution of the Contracts                                2

        Financial statements                                         2



             Copyright 2016 AXA Equitable Life Insurance Company.

 All rights reserved. Structured Capital Strategies(R) is a registered mark of
                     AXA Equitable Life Insurance Company.

                                        SCS
                                     #35068

WHO IS AXA EQUITABLE?

We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

UNIT VALUES

Unit values are determined at the end of each valuation period for each of the variable investment options. We may offer other annuity contracts and certificates which will have their own unit values for the variable investment options. They may be different from the unit values for the Structured Capital Strategies(R).

The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by
(ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

                                  a
                              (   ----)     --  c
                                  b

where:

(a)is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the Trusts (as described in the Prospectus), as applicable.

(b)is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c)is the contract fee, times the number of calendar days in the valuation period. These daily charges are at an effective annual rate not to exceed a total of 0.003446% for Series B contracts and 0.001787% for Series ADV contracts. Your contract charges may be less.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account No. 49.


The financial statements of the Separate Account at December 31, 2015 and for each of the two years in the period ended December 31, 2015, and the consolidated financial statements of AXA Equitable at December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

DISTRIBUTION OF THE CONTRACTS


Under a distribution agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account
No. 49, AXA Equitable paid AXA Distributors, LLC, distribution fees of $490,800,838 in 2015, $516,811,792 in 2014 and $548,888,192 in 2013, as the
distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49. Of these amounts, for each of these three years, AXA Distributors, LLC retained $0, $0 and $16,033,494, respectively.

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 49, AXA Equitable paid AXA Advisors a fee of $0 in 2015, $325,380 in 2014 and $325,380 in 2013. AXA Equitable paid AXA Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49, $560,399,960 in 2015, $571,445,806 in 2014 and
$577,490,356 in 2013. Of these amounts, AXA Advisors retained $285,764,982, $305,637,317 and $319,941,479, respectively.


FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

The financial statements of Separate Account No. 49 list variable investment options not currently offered under this contract.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...............  F-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2015............  F-3
   Statements of Operations for the Year Ended December 31, 2015...... F-20
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2015 and 2014....................................... F-29
   Notes to Financial Statements...................................... F-43

AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm................. F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2015 and 2014.............. F-2
   Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2015, 2014 and 2013................................................ F-3
   Consolidated Statements of Comprehensive Income (Loss), Years Ended
     December 31, 2015, 2014 and 2013................................... F-4
   Consolidated Statements of Equity, Years Ended December 31, 2015,
     2014 and 2013...................................................... F-5
   Consolidated Statements of Cash Flows, Years Ended December 31,
     2015, 2014 and 2013................................................ F-6
   Notes to Consolidated Financial Statements........................... F-8


                                  F-1  #799551

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 49 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of Separate Account No. 49 of AXA Equitable Life Insurance Company ("AXA Equitable"), as listed in Note 1 to such financial statements, at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2015 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 18, 2016

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

                                                        AXA 400 MANAGED AXA 2000 MANAGED AXA AGGRESSIVE AXA BALANCED
                                                          VOLATILITY*     VOLATILITY*     ALLOCATION*    STRATEGY*
                                                        --------------- ---------------- -------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $300,878,556     $497,043,549   $2,456,530,507 $449,319,293
Receivable for shares of the Portfolios sold...........       218,735          371,374          225,567      918,871
Receivable for policy-related transactions.............            --               --               --           --
                                                         ------------     ------------   -------------- ------------
   Total assets........................................   301,097,291      497,414,923    2,456,756,074  450,238,164
                                                         ------------     ------------   -------------- ------------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            --               --               --           --
Payable for policy-related transactions................       218,735          371,374          225,567      918,871
                                                         ------------     ------------   -------------- ------------
   Total liabilities...................................       218,735          371,374          225,567      918,871
                                                         ------------     ------------   -------------- ------------
NET ASSETS.............................................  $300,878,556     $497,043,549   $2,456,530,507 $449,319,293
                                                         ============     ============   ============== ============

NET ASSETS:
Accumulation unit values...............................  $300,802,988     $496,897,728   $2,456,476,956 $449,309,367
Retained by AXA Equitable in Separate Account No. 49...        75,568          145,821           53,551        9,926
                                                         ------------     ------------   -------------- ------------
TOTAL NET ASSETS.......................................  $300,878,556     $497,043,549   $2,456,530,507 $449,319,293
                                                         ============     ============   ============== ============

Investments in shares of the Portfolios, at cost.......  $311,925,764     $539,091,667   $2,392,730,144 $401,417,705
The Portfolios shares held
   Class B.............................................    16,044,030       29,205,845      239,757,552   32,537,097

                                                        AXA CONSERVATIVE AXA CONSERVATIVE
                                                          ALLOCATION*    GROWTH STRATEGY*
                                                        ---------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $1,199,957,245    $185,316,883
Receivable for shares of the Portfolios sold...........              --         105,227
Receivable for policy-related transactions.............         323,550              --
                                                         --------------    ------------
   Total assets........................................   1,200,280,795     185,422,110
                                                         --------------    ------------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         323,550              --
Payable for policy-related transactions................              --         105,227
                                                         --------------    ------------
   Total liabilities...................................         323,550         105,227
                                                         --------------    ------------
NET ASSETS.............................................  $1,199,957,245    $185,316,883
                                                         ==============    ============

NET ASSETS:
Accumulation unit values...............................  $1,199,845,961    $185,312,263
Retained by AXA Equitable in Separate Account No. 49...         111,284           4,620
                                                         --------------    ------------
TOTAL NET ASSETS.......................................  $1,199,957,245    $185,316,883
                                                         ==============    ============

Investments in shares of the Portfolios, at cost.......  $1,244,393,510    $171,531,245
The Portfolios shares held
   Class B.............................................     129,154,946      14,089,982

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015


                                                        AXA CONSERVATIVE AXA CONSERVATIVE-PLUS  AXA GLOBAL EQUITY   AXA GROWTH
                                                           STRATEGY*          ALLOCATION*      MANAGED VOLATILITY*  STRATEGY*
                                                        ---------------- --------------------- ------------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $109,703,914      $1,144,017,195        $923,564,658     $729,842,756
Receivable for shares of the Portfolios sold...........        110,051             623,812             786,508               --
Receivable for policy-related transactions.............             --                  --                  --           12,914
                                                          ------------      --------------        ------------     ------------
   Total assets........................................    109,813,965       1,144,641,007         924,351,166      729,855,670
                                                          ------------      --------------        ------------     ------------

LIABILITIES:
Payable for shares of the Portfolios purchased.........             --                  --                  --           12,914
Payable for policy-related transactions................        110,051             623,812             786,508               --
                                                          ------------      --------------        ------------     ------------
   Total liabilities...................................        110,051             623,812             786,508           12,914
                                                          ------------      --------------        ------------     ------------
NET ASSETS.............................................   $109,703,914      $1,144,017,195        $923,564,658     $729,842,756
                                                          ============      ==============        ============     ============

NET ASSETS:
Accumulation unit values...............................   $109,699,712      $1,143,949,983        $923,557,379     $729,835,054
Retained by AXA Equitable in Separate Account No. 49...          4,202              67,212               7,279            7,702
                                                          ------------      --------------        ------------     ------------
TOTAL NET ASSETS.......................................   $109,703,914      $1,144,017,195        $923,564,658     $729,842,756
                                                          ============      ==============        ============     ============

Investments in shares of the Portfolios, at cost.......   $107,588,441      $1,172,782,554        $783,339,701     $620,839,352
The Portfolios shares held
   Class B.............................................      9,360,759         120,870,034          63,870,952       47,256,367

                                                        AXA INTERNATIONAL AXA INTERNATIONAL
                                                          CORE MANAGED      VALUE MANAGED
                                                           VOLATILITY*       VOLATILITY*
                                                        ----------------- -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $976,243,585      $459,536,165
Receivable for shares of the Portfolios sold...........        526,147           158,072
Receivable for policy-related transactions.............             --                --
                                                          ------------      ------------
   Total assets........................................    976,769,732       459,694,237
                                                          ------------      ------------

LIABILITIES:
Payable for shares of the Portfolios purchased.........             --                --
Payable for policy-related transactions................        526,147           158,072
                                                          ------------      ------------
   Total liabilities...................................        526,147           158,072
                                                          ------------      ------------
NET ASSETS.............................................   $976,243,585      $459,536,165
                                                          ============      ============

NET ASSETS:
Accumulation unit values...............................   $976,131,642      $459,514,452
Retained by AXA Equitable in Separate Account No. 49...        111,943            21,713
                                                          ------------      ------------
TOTAL NET ASSETS.......................................   $976,243,585      $459,536,165
                                                          ============      ============

Investments in shares of the Portfolios, at cost.......   $961,979,379      $452,608,127
The Portfolios shares held
   Class B.............................................    106,988,323        39,917,877

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                           AXA LARGE     AXA LARGE CAP  AXA LARGE CAP   AXA MID CAP
                                                        CAP CORE MANAGED GROWTH MANAGED VALUE MANAGED  VALUE MANAGED
                                                          VOLATILITY*     VOLATILITY*    VOLATILITY*    VOLATILITY*
                                                        ---------------- -------------- -------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $1,580,270,434  $3,038,568,279 $2,677,011,901 $1,222,540,055
Receivable for shares of the Portfolios sold...........         584,118       1,067,976      1,191,528        888,238
                                                         --------------  -------------- -------------- --------------
   Total assets........................................   1,580,854,552   3,039,636,255  2,678,203,429  1,223,428,293
                                                         --------------  -------------- -------------- --------------

LIABILITIES:
Payable for policy-related transactions................         584,118       1,067,976      1,191,528        888,238
                                                         --------------  -------------- -------------- --------------
   Total liabilities...................................         584,118       1,067,976      1,191,528        888,238
                                                         --------------  -------------- -------------- --------------
NET ASSETS.............................................  $1,580,270,434  $3,038,568,279 $2,677,011,901 $1,222,540,055
                                                         ==============  ============== ============== ==============

NET ASSETS:
Accumulation unit values...............................  $1,580,035,873  $3,037,985,577 $2,676,706,384 $1,222,476,945
Retained by AXA Equitable in Separate Account No. 49...         234,561         582,702        305,517         63,110
                                                         --------------  -------------- -------------- --------------
TOTAL NET ASSETS.......................................  $1,580,270,434  $3,038,568,279 $2,677,011,901 $1,222,540,055
                                                         ==============  ============== ============== ==============

Investments in shares of the Portfolios, at cost.......  $1,387,155,620  $2,432,866,944 $2,365,404,642 $  862,628,723
The Portfolios shares held
   Class B.............................................     174,432,032     113,419,273    179,738,498     83,635,567

                                                         AXA MODERATE    AXA MODERATE
                                                         ALLOCATION*   GROWTH STRATEGY*
                                                        -------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $5,143,138,810   $846,054,915
Receivable for shares of the Portfolios sold...........      1,439,151        221,358
                                                        --------------   ------------
   Total assets........................................  5,144,577,961    846,276,273
                                                        --------------   ------------

LIABILITIES:
Payable for policy-related transactions................      1,439,151        221,358
                                                        --------------   ------------
   Total liabilities...................................      1,439,151        221,358
                                                        --------------   ------------
NET ASSETS............................................. $5,143,138,810   $846,054,915
                                                        ==============   ============

NET ASSETS:
Accumulation unit values............................... $5,142,914,384   $845,964,413
Retained by AXA Equitable in Separate Account No. 49...        224,426         90,502
                                                        --------------   ------------
TOTAL NET ASSETS....................................... $5,143,138,810   $846,054,915
                                                        ==============   ============

Investments in shares of the Portfolios, at cost....... $5,092,885,689   $732,982,866
The Portfolios shares held
   Class B.............................................    385,805,550     56,838,876

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015


                                                                          AXA/AB SHORT                  AXA/FRANKLIN
                                                                            DURATION                      BALANCED
                                                        AXA MODERATE-PLUS  GOVERNMENT  AXA/AB SMALL CAP   MANAGED
                                                           ALLOCATION*       BOND*         GROWTH*      VOLATILITY*
                                                        ----------------- ------------ ---------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $7,924,151,052   $643,431,767   $469,075,978   $714,538,078
Receivable for shares of the Portfolios sold...........       3,952,570        211,740        179,963        463,059
                                                         --------------   ------------   ------------   ------------
   Total assets........................................   7,928,103,622    643,643,507    469,255,941    715,001,137
                                                         --------------   ------------   ------------   ------------

LIABILITIES:
Payable for policy-related transactions................       3,952,570        211,740        179,963        463,059
                                                         --------------   ------------   ------------   ------------
   Total liabilities...................................       3,952,570        211,740        179,963        463,059
                                                         --------------   ------------   ------------   ------------
NET ASSETS.............................................  $7,924,151,052   $643,431,767   $469,075,978   $714,538,078
                                                         ==============   ============   ============   ============

NET ASSETS:
Accumulation unit values...............................  $7,924,005,267   $643,137,877   $469,040,889   $714,484,868
Retained by AXA Equitable in Separate Account No. 49...         145,785        293,890         35,089         53,210
                                                         --------------   ------------   ------------   ------------
TOTAL NET ASSETS.......................................  $7,924,151,052   $643,431,767   $469,075,978   $714,538,078
                                                         ==============   ============   ============   ============

Investments in shares of the Portfolios, at cost.......  $8,103,644,890   $651,069,268   $499,053,164   $690,509,592
The Portfolios shares held
   Class B.............................................     763,169,537     65,363,954     29,044,874     72,902,572

                                                                         AXA/FRANKLIN
                                                         AXA/FRANKLIN     TEMPLETON
                                                        SMALL CAP VALUE   ALLOCATION
                                                            MANAGED        MANAGED
                                                          VOLATILITY*    VOLATILITY*
                                                        --------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $113,552,884   $1,183,636,611
Receivable for shares of the Portfolios sold...........        40,917          930,191
                                                         ------------   --------------
   Total assets........................................   113,593,801    1,184,566,802
                                                         ------------   --------------

LIABILITIES:
Payable for policy-related transactions................        40,917          930,191
                                                         ------------   --------------
   Total liabilities...................................        40,917          930,191
                                                         ------------   --------------
NET ASSETS.............................................  $113,552,884   $1,183,636,611
                                                         ============   ==============

NET ASSETS:
Accumulation unit values...............................  $113,549,791   $1,183,544,219
Retained by AXA Equitable in Separate Account No. 49...         3,093           92,392
                                                         ------------   --------------
TOTAL NET ASSETS.......................................  $113,552,884   $1,183,636,611
                                                         ============   ==============

Investments in shares of the Portfolios, at cost.......  $ 98,780,155   $  922,816,511
The Portfolios shares held
   Class B.............................................     8,153,487      119,604,412

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                           AXA/MUTUAL    AXA/TEMPLETON
                                                        LARGE CAP EQUITY GLOBAL EQUITY
                                                            MANAGED         MANAGED    EQ/CALVERT SOCIALLY  EQ/COMMON
                                                          VOLATILITY*     VOLATILITY*     RESPONSIBLE*     STOCK INDEX*
                                                        ---------------- ------------- ------------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $170,687,905   $282,834,513      $70,825,520     $820,426,189
Receivable for shares of the Portfolios sold...........         42,846         12,387               --          398,424
Receivable for policy-related transactions.............             --             --           72,118               --
                                                          ------------   ------------      -----------     ------------
   Total assets........................................    170,730,751    282,846,900       70,897,638      820,824,613
                                                          ------------   ------------      -----------     ------------

LIABILITIES:
Payable for shares of the Portfolios purchased.........             --             --           72,118               --
Payable for policy-related transactions................         42,846         12,387               --          398,424
                                                          ------------   ------------      -----------     ------------
   Total liabilities...................................         42,846         12,387           72,118          398,424
                                                          ------------   ------------      -----------     ------------
NET ASSETS.............................................   $170,687,905   $282,834,513      $70,825,520     $820,426,189
                                                          ============   ============      ===========     ============

NET ASSETS:
Accumulation unit values...............................   $170,669,400   $282,825,216      $70,767,822     $820,310,817
Retained by AXA Equitable in Separate Account No. 49...         18,505          9,297           57,698          115,372
                                                          ------------   ------------      -----------     ------------
TOTAL NET ASSETS.......................................   $170,687,905   $282,834,513      $70,825,520     $820,426,189
                                                          ============   ============      ===========     ============

Investments in shares of the Portfolios, at cost.......   $121,944,203   $253,426,735      $70,670,203     $570,907,279
The Portfolios shares held
   Class B.............................................     13,740,664     25,290,441        6,473,640       31,880,923


                                                           EQ/CORE       EQ/EQUITY
                                                         BOND INDEX*     500 INDEX*
                                                        -------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $1,526,482,648 $1,723,736,685
Receivable for shares of the Portfolios sold...........        507,074             --
Receivable for policy-related transactions.............             --        739,836
                                                        -------------- --------------
   Total assets........................................  1,526,989,722  1,724,476,521
                                                        -------------- --------------

LIABILITIES:
Payable for shares of the Portfolios purchased.........             --        739,836
Payable for policy-related transactions................        507,074             --
                                                        -------------- --------------
   Total liabilities...................................        507,074        739,836
                                                        -------------- --------------
NET ASSETS............................................. $1,526,482,648 $1,723,736,685
                                                        ============== ==============

NET ASSETS:
Accumulation unit values............................... $1,526,309,239 $1,723,661,086
Retained by AXA Equitable in Separate Account No. 49...        173,409         75,599
                                                        -------------- --------------
TOTAL NET ASSETS....................................... $1,526,482,648 $1,723,736,685
                                                        ============== ==============

Investments in shares of the Portfolios, at cost....... $1,544,138,588 $1,311,162,629
The Portfolios shares held
   Class B.............................................    154,461,176     50,231,406

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                          EQ/GAMCO
                                                         MERGERS AND  EQ/GAMCO SMALL EQ/INTERMEDIATE  EQ/INTERNATIONAL
                                                        ACQUISITIONS* COMPANY VALUE* GOVERNMENT BOND*  EQUITY INDEX*
                                                        ------------- -------------- ---------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $174,857,126   $835,324,444    $208,722,094     $655,440,466
Receivable for shares of the Portfolios sold...........      149,026        337,378          72,882               --
Receivable for policy-related transactions.............           --             --              --          240,975
                                                        ------------   ------------    ------------     ------------
   Total assets........................................  175,006,152    835,661,822     208,794,976      655,681,441
                                                        ------------   ------------    ------------     ------------

LIABILITIES:
Payable for shares of the Portfolios purchased.........           --             --              --          240,975
Payable for policy-related transactions................      149,026        337,378          72,882               --
                                                        ------------   ------------    ------------     ------------
   Total liabilities...................................      149,026        337,378          72,882          240,975
                                                        ------------   ------------    ------------     ------------
NET ASSETS............................................. $174,857,126   $835,324,444    $208,722,094     $655,440,466
                                                        ============   ============    ============     ============

NET ASSETS:
Accumulation unit values............................... $174,757,938   $835,280,997    $208,716,212     $655,415,103
Retained by AXA Equitable in Separate Account No. 49...       99,188         43,447           5,882           25,363
                                                        ------------   ------------    ------------     ------------
TOTAL NET ASSETS....................................... $174,857,126   $835,324,444    $208,722,094     $655,440,466
                                                        ============   ============    ============     ============

Investments in shares of the Portfolios, at cost....... $177,952,944   $697,659,507    $208,513,845     $716,640,707
The Portfolios shares held
   Class B.............................................   13,889,758     16,929,561      20,427,881       79,089,582

                                                        EQ/LARGE CAP  EQ/LARGE CAP
                                                        GROWTH INDEX* VALUE INDEX*
                                                        ------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $609,742,092  $415,479,827
Receivable for shares of the Portfolios sold...........      220,881       176,466
Receivable for policy-related transactions.............           --            --
                                                        ------------  ------------
   Total assets........................................  609,962,973   415,656,293
                                                        ------------  ------------

LIABILITIES:
Payable for shares of the Portfolios purchased.........           --            --
Payable for policy-related transactions................      220,881       176,466
                                                        ------------  ------------
   Total liabilities...................................      220,881       176,466
                                                        ------------  ------------
NET ASSETS............................................. $609,742,092  $415,479,827
                                                        ============  ============

NET ASSETS:
Accumulation unit values............................... $609,656,236  $415,436,340
Retained by AXA Equitable in Separate Account No. 49...       85,856        43,487
                                                        ------------  ------------
TOTAL NET ASSETS....................................... $609,742,092  $415,479,827
                                                        ============  ============

Investments in shares of the Portfolios, at cost....... $579,011,698  $371,037,642
The Portfolios shares held
   Class B.............................................   53,026,986    53,680,031

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                                                     EQ/MORGAN
                                                         EQ/MID CAP    EQ/MONEY       STANLEY       EQ/QUALITY      EQ/SMALL
                                                           INDEX*      MARKET*    MID CAP GROWTH*   BOND PLUS*   COMPANY INDEX*
                                                        ------------ ------------ --------------- -------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $810,926,121 $526,160,420  $461,755,601   $1,138,006,923  $490,829,212
Receivable for shares of the Portfolios sold...........       14,760           --       216,646          744,505            --
Receivable for policy-related transactions.............           --    7,017,990            --               --        39,961
                                                        ------------ ------------  ------------   --------------  ------------
   Total assets........................................  810,940,881  533,178,410   461,972,247    1,138,751,428   490,869,173
                                                        ------------ ------------  ------------   --------------  ------------

LIABILITIES:
Payable for shares of the Portfolios purchased.........           --    7,017,990            --               --        39,961
Payable for policy-related transactions................        7,313           --       216,646          744,505            --
                                                        ------------ ------------  ------------   --------------  ------------
   Total liabilities...................................        7,313    7,017,990       216,646          744,505        39,961
                                                        ------------ ------------  ------------   --------------  ------------
NET ASSETS............................................. $810,933,568 $526,160,420  $461,755,601   $1,138,006,923  $490,829,212
                                                        ============ ============  ============   ==============  ============

NET ASSETS:
Accumulation unit values............................... $810,891,951 $526,133,823  $461,737,853   $1,137,860,554  $490,748,735
Retained by AXA Equitable in Separate Account No. 49...       41,617       26,597        17,748          146,369        80,477
                                                        ------------ ------------  ------------   --------------  ------------
TOTAL NET ASSETS....................................... $810,933,568 $526,160,420  $461,755,601   $1,138,006,923  $490,829,212
                                                        ============ ============  ============   ==============  ============

Investments in shares of the Portfolios, at cost....... $587,196,974 $526,167,017  $496,172,917   $1,138,776,562  $500,686,449
The Portfolios shares held
   Class B.............................................   63,405,150  526,167,291    28,434,106      134,954,878    48,542,897

                                                        MULTIMANAGER
                                                        TECHNOLOGY*
                                                        ------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $492,999,037
Receivable for shares of the Portfolios sold...........      533,655
Receivable for policy-related transactions.............           --
                                                        ------------
   Total assets........................................  493,532,692
                                                        ------------

LIABILITIES:
Payable for shares of the Portfolios purchased.........           --
Payable for policy-related transactions................      533,655
                                                        ------------
   Total liabilities...................................      533,655
                                                        ------------
NET ASSETS............................................. $492,999,037
                                                        ============

NET ASSETS:
Accumulation unit values............................... $492,917,538
Retained by AXA Equitable in Separate Account No. 49...       81,499
                                                        ------------
TOTAL NET ASSETS....................................... $492,999,037
                                                        ============

Investments in shares of the Portfolios, at cost....... $398,463,383
The Portfolios shares held
   Class B.............................................   25,267,888

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

The following table provides units outstanding and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                                                    UNITS
                             CONTRACT                            OUTSTANDING
                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                             -------- --------------- ---------- -----------
AXA 400 MANAGED VOLATILITY..  0.95%          B          $11.67         37
AXA 400 MANAGED VOLATILITY..  1.20%          B          $11.59      2,771
AXA 400 MANAGED VOLATILITY..  1.25%          B          $11.57      2,491
AXA 400 MANAGED VOLATILITY..  1.30%          B          $11.56      2,545
AXA 400 MANAGED VOLATILITY..  1.35%          B          $11.54        282
AXA 400 MANAGED VOLATILITY..  1.40%          B          $11.53      4,476
AXA 400 MANAGED VOLATILITY..  1.50%          B          $11.50      3,381
AXA 400 MANAGED VOLATILITY..  1.55%          B          $11.48      2,613
AXA 400 MANAGED VOLATILITY..  1.60%          B          $11.46      1,713
AXA 400 MANAGED VOLATILITY..  1.65%          B          $11.45      5,192
AXA 400 MANAGED VOLATILITY..  1.70%          B          $11.43        621
AXA 400 MANAGED VOLATILITY..  1.80%          B          $11.40          9
AXA 400 MANAGED VOLATILITY..  1.90%          B          $11.37          2

AXA 2000 MANAGED VOLATILITY.  0.95%          B          $11.60         36
AXA 2000 MANAGED VOLATILITY.  1.20%          B          $11.53      4,030
AXA 2000 MANAGED VOLATILITY.  1.25%          B          $11.51      5,726
AXA 2000 MANAGED VOLATILITY.  1.30%          B          $11.50      3,811
AXA 2000 MANAGED VOLATILITY.  1.35%          B          $11.48      1,846
AXA 2000 MANAGED VOLATILITY.  1.40%          B          $11.47      5,192
AXA 2000 MANAGED VOLATILITY.  1.50%          B          $11.43      7,281
AXA 2000 MANAGED VOLATILITY.  1.55%          B          $11.42      4,317
AXA 2000 MANAGED VOLATILITY.  1.60%          B          $11.40      2,447
AXA 2000 MANAGED VOLATILITY.  1.65%          B          $11.39      7,770
AXA 2000 MANAGED VOLATILITY.  1.70%          B          $11.37        887
AXA 2000 MANAGED VOLATILITY.  1.80%          B          $11.34         30
AXA 2000 MANAGED VOLATILITY.  1.90%          B          $11.31          5

AXA AGGRESSIVE ALLOCATION...  1.15%          B          $15.23        635
AXA AGGRESSIVE ALLOCATION...  1.20%          B          $15.14      2,106
AXA AGGRESSIVE ALLOCATION...  1.25%          B          $16.69     12,605
AXA AGGRESSIVE ALLOCATION...  1.30%          B          $15.78     36,661
AXA AGGRESSIVE ALLOCATION...  1.35%          B          $14.87        847
AXA AGGRESSIVE ALLOCATION...  1.40%          B          $14.78      2,440
AXA AGGRESSIVE ALLOCATION...  1.50%          B          $16.18     12,840
AXA AGGRESSIVE ALLOCATION...  1.55%          B          $14.51     26,544
AXA AGGRESSIVE ALLOCATION...  1.60%          B          $14.43      1,243
AXA AGGRESSIVE ALLOCATION...  1.65%          B          $15.88     55,955
AXA AGGRESSIVE ALLOCATION...  1.70%          B          $15.78      4,914
AXA AGGRESSIVE ALLOCATION...  1.90%          B          $13.91         39

AXA BALANCED STRATEGY.......  1.30%          B          $14.32     21,913
AXA BALANCED STRATEGY.......  1.55%          B          $14.09      5,187
AXA BALANCED STRATEGY.......  1.65%          B          $13.99      4,205
AXA BALANCED STRATEGY.......  1.70%          B          $13.94        253

AXA CONSERVATIVE ALLOCATION.  1.15%          B          $12.49        347
AXA CONSERVATIVE ALLOCATION.  1.20%          B          $12.42      3,376
AXA CONSERVATIVE ALLOCATION.  1.25%          B          $12.94      7,650
AXA CONSERVATIVE ALLOCATION.  1.30%          B          $12.86     16,854
AXA CONSERVATIVE ALLOCATION.  1.35%          B          $12.19      1,500

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                                                  UNITS
                                           CONTRACT                            OUTSTANDING
                                           CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                           -------- --------------- ---------- -----------
AXA CONSERVATIVE ALLOCATION...............  1.40%          B          $12.12      5,693
AXA CONSERVATIVE ALLOCATION...............  1.50%          B          $12.54     12,397
AXA CONSERVATIVE ALLOCATION...............  1.55%          B          $11.90     15,103
AXA CONSERVATIVE ALLOCATION...............  1.60%          B          $11.83      2,827
AXA CONSERVATIVE ALLOCATION...............  1.65%          B          $12.31     27,876
AXA CONSERVATIVE ALLOCATION...............  1.70%          B          $12.23      3,118
AXA CONSERVATIVE ALLOCATION...............  1.80%          B          $11.55         41

AXA CONSERVATIVE GROWTH STRATEGY..........  1.30%          B          $13.58      7,654
AXA CONSERVATIVE GROWTH STRATEGY..........  1.55%          B          $13.35      3,035
AXA CONSERVATIVE GROWTH STRATEGY..........  1.65%          B          $13.26      2,885
AXA CONSERVATIVE GROWTH STRATEGY..........  1.70%          B          $13.22        199

AXA CONSERVATIVE STRATEGY.................  1.30%          B          $11.88      5,539
AXA CONSERVATIVE STRATEGY.................  1.55%          B          $11.69      1,848
AXA CONSERVATIVE STRATEGY.................  1.65%          B          $11.61      1,720
AXA CONSERVATIVE STRATEGY.................  1.70%          B          $11.57        201

AXA CONSERVATIVE-PLUS ALLOCATION..........  0.95%          B          $13.48         --
AXA CONSERVATIVE-PLUS ALLOCATION..........  1.15%          B          $13.16        302
AXA CONSERVATIVE-PLUS ALLOCATION..........  1.20%          B          $13.08      2,087
AXA CONSERVATIVE-PLUS ALLOCATION..........  1.25%          B          $13.85      9,139
AXA CONSERVATIVE-PLUS ALLOCATION..........  1.30%          B          $13.77     15,269
AXA CONSERVATIVE-PLUS ALLOCATION..........  1.35%          B          $12.84        720
AXA CONSERVATIVE-PLUS ALLOCATION..........  1.40%          B          $12.77      3,555
AXA CONSERVATIVE-PLUS ALLOCATION..........  1.50%          B          $13.43     12,038
AXA CONSERVATIVE-PLUS ALLOCATION..........  1.55%          B          $12.54     13,391
AXA CONSERVATIVE-PLUS ALLOCATION..........  1.60%          B          $12.46      1,905
AXA CONSERVATIVE-PLUS ALLOCATION..........  1.65%          B          $13.18     25,313
AXA CONSERVATIVE-PLUS ALLOCATION..........  1.70%          B          $13.10      2,602
AXA CONSERVATIVE-PLUS ALLOCATION..........  1.80%          B          $12.16          2
AXA CONSERVATIVE-PLUS ALLOCATION..........  1.90%          B          $12.02         18

AXA GLOBAL EQUITY MANAGED VOLATILITY......  0.95%          B          $22.45          2
AXA GLOBAL EQUITY MANAGED VOLATILITY......  1.20%          B          $21.43      1,801
AXA GLOBAL EQUITY MANAGED VOLATILITY......  1.25%          B          $27.81      3,817
AXA GLOBAL EQUITY MANAGED VOLATILITY......  1.30%          B          $27.55      5,354
AXA GLOBAL EQUITY MANAGED VOLATILITY......  1.35%          B          $20.84        912
AXA GLOBAL EQUITY MANAGED VOLATILITY......  1.40%          B          $20.65      3,403
AXA GLOBAL EQUITY MANAGED VOLATILITY......  1.50%          B          $26.96      5,919
AXA GLOBAL EQUITY MANAGED VOLATILITY......  1.55%          B          $20.08      6,965
AXA GLOBAL EQUITY MANAGED VOLATILITY......  1.60%          B          $19.90      1,114
AXA GLOBAL EQUITY MANAGED VOLATILITY......  1.65%          B          $26.46      7,493
AXA GLOBAL EQUITY MANAGED VOLATILITY......  1.70%          B          $19.53      1,105
AXA GLOBAL EQUITY MANAGED VOLATILITY......  1.80%          B          $19.17         26
AXA GLOBAL EQUITY MANAGED VOLATILITY......  1.90%          B          $18.81          3

AXA GROWTH STRATEGY.......................  1.30%          B          $16.23     24,871
AXA GROWTH STRATEGY.......................  1.55%          B          $15.96      9,381
AXA GROWTH STRATEGY.......................  1.65%          B          $15.85     10,557
AXA GROWTH STRATEGY.......................  1.70%          B          $15.80        573

AXA INTERNATIONAL CORE MANAGED VOLATILITY.  0.95%          B          $13.15         18
AXA INTERNATIONAL CORE MANAGED VOLATILITY.  1.20%          B          $12.61      4,798
AXA INTERNATIONAL CORE MANAGED VOLATILITY.  1.25%          B          $14.60      7,943

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                                                   UNITS
                                            CONTRACT                            OUTSTANDING
                                            CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                            -------- --------------- ---------- -----------
AXA INTERNATIONAL CORE MANAGED VOLATILITY..  1.30%          B          $14.48      9,920
AXA INTERNATIONAL CORE MANAGED VOLATILITY..  1.35%          B          $12.29      1,152
AXA INTERNATIONAL CORE MANAGED VOLATILITY..  1.40%          B          $12.19      6,695
AXA INTERNATIONAL CORE MANAGED VOLATILITY..  1.50%          B          $14.15      9,149
AXA INTERNATIONAL CORE MANAGED VOLATILITY..  1.55%          B          $11.88     10,657
AXA INTERNATIONAL CORE MANAGED VOLATILITY..  1.60%          B          $11.78      3,964
AXA INTERNATIONAL CORE MANAGED VOLATILITY..  1.65%          B          $13.89     16,754
AXA INTERNATIONAL CORE MANAGED VOLATILITY..  1.70%          B          $11.58      2,110
AXA INTERNATIONAL CORE MANAGED VOLATILITY..  1.80%          B          $11.39         21
AXA INTERNATIONAL CORE MANAGED VOLATILITY..  1.90%          B          $11.20          2

AXA INTERNATIONAL VALUE MANAGED VOLATILITY.  0.95%          B          $20.03          4
AXA INTERNATIONAL VALUE MANAGED VOLATILITY.  1.20%          B          $19.11      1,656
AXA INTERNATIONAL VALUE MANAGED VOLATILITY.  1.25%          B          $14.84      3,462
AXA INTERNATIONAL VALUE MANAGED VOLATILITY.  1.30%          B          $14.70      3,560
AXA INTERNATIONAL VALUE MANAGED VOLATILITY.  1.35%          B          $18.57      1,905
AXA INTERNATIONAL VALUE MANAGED VOLATILITY.  1.40%          B          $18.40      2,124
AXA INTERNATIONAL VALUE MANAGED VOLATILITY.  1.50%          B          $14.38      4,686
AXA INTERNATIONAL VALUE MANAGED VOLATILITY.  1.55%          B          $17.88      3,535
AXA INTERNATIONAL VALUE MANAGED VOLATILITY.  1.60%          B          $17.71      1,108
AXA INTERNATIONAL VALUE MANAGED VOLATILITY.  1.65%          B          $14.11      6,195
AXA INTERNATIONAL VALUE MANAGED VOLATILITY.  1.70%          B          $17.38        667
AXA INTERNATIONAL VALUE MANAGED VOLATILITY.  1.80%          B          $17.05         20
AXA INTERNATIONAL VALUE MANAGED VOLATILITY.  1.90%          B          $16.73          3

AXA LARGE CAP CORE MANAGED VOLATILITY......  0.95%          B          $15.29         74
AXA LARGE CAP CORE MANAGED VOLATILITY......  1.20%          B          $14.64      9,781
AXA LARGE CAP CORE MANAGED VOLATILITY......  1.25%          B          $18.71      8,653
AXA LARGE CAP CORE MANAGED VOLATILITY......  1.30%          B          $18.54      9,109
AXA LARGE CAP CORE MANAGED VOLATILITY......  1.35%          B          $14.27      6,321
AXA LARGE CAP CORE MANAGED VOLATILITY......  1.40%          B          $14.15     11,828
AXA LARGE CAP CORE MANAGED VOLATILITY......  1.50%          B          $18.13      9,025
AXA LARGE CAP CORE MANAGED VOLATILITY......  1.55%          B          $13.79     12,039
AXA LARGE CAP CORE MANAGED VOLATILITY......  1.60%          B          $13.67      9,475
AXA LARGE CAP CORE MANAGED VOLATILITY......  1.65%          B          $17.79     19,607
AXA LARGE CAP CORE MANAGED VOLATILITY......  1.70%          B          $13.43      2,846
AXA LARGE CAP CORE MANAGED VOLATILITY......  1.80%          B          $13.20         78
AXA LARGE CAP CORE MANAGED VOLATILITY......  1.90%          B          $12.98         11

AXA LARGE CAP GROWTH MANAGED VOLATILITY....  0.95%          B          $27.21         13
AXA LARGE CAP GROWTH MANAGED VOLATILITY....  1.20%          B          $25.96      8,377
AXA LARGE CAP GROWTH MANAGED VOLATILITY....  1.25%          B          $22.04     14,944
AXA LARGE CAP GROWTH MANAGED VOLATILITY....  1.30%          B          $21.83     17,268
AXA LARGE CAP GROWTH MANAGED VOLATILITY....  1.35%          B          $25.23      4,303
AXA LARGE CAP GROWTH MANAGED VOLATILITY....  1.40%          B          $24.99     12,730
AXA LARGE CAP GROWTH MANAGED VOLATILITY....  1.50%          B          $21.37     20,717
AXA LARGE CAP GROWTH MANAGED VOLATILITY....  1.55%          B          $24.29     15,571
AXA LARGE CAP GROWTH MANAGED VOLATILITY....  1.60%          B          $24.06      6,285
AXA LARGE CAP GROWTH MANAGED VOLATILITY....  1.65%          B          $20.97     30,892
AXA LARGE CAP GROWTH MANAGED VOLATILITY....  1.70%          B          $23.61      2,804
AXA LARGE CAP GROWTH MANAGED VOLATILITY....  1.80%          B          $23.17         46
AXA LARGE CAP GROWTH MANAGED VOLATILITY....  1.90%          B          $22.73         13

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                                               UNITS
                                        CONTRACT                            OUTSTANDING
                                        CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                        -------- --------------- ---------- -----------
AXA LARGE CAP VALUE MANAGED VOLATILITY.  0.95%          B          $19.68          14
AXA LARGE CAP VALUE MANAGED VOLATILITY.  1.20%          B          $18.80      12,928
AXA LARGE CAP VALUE MANAGED VOLATILITY.  1.25%          B          $15.74      19,563
AXA LARGE CAP VALUE MANAGED VOLATILITY.  1.30%          B          $15.60      18,206
AXA LARGE CAP VALUE MANAGED VOLATILITY.  1.35%          B          $18.30       6,429
AXA LARGE CAP VALUE MANAGED VOLATILITY.  1.40%          B          $18.13      18,878
AXA LARGE CAP VALUE MANAGED VOLATILITY.  1.50%          B          $15.26      26,630
AXA LARGE CAP VALUE MANAGED VOLATILITY.  1.55%          B          $17.64      16,478
AXA LARGE CAP VALUE MANAGED VOLATILITY.  1.60%          B          $17.48       8,807
AXA LARGE CAP VALUE MANAGED VOLATILITY.  1.65%          B          $14.98      31,475
AXA LARGE CAP VALUE MANAGED VOLATILITY.  1.70%          B          $17.16       3,293
AXA LARGE CAP VALUE MANAGED VOLATILITY.  1.80%          B          $16.85         132
AXA LARGE CAP VALUE MANAGED VOLATILITY.  1.90%          B          $16.55          33

AXA MID CAP VALUE MANAGED VOLATILITY...  0.95%          B          $25.34           6
AXA MID CAP VALUE MANAGED VOLATILITY...  1.20%          B          $24.17       3,915
AXA MID CAP VALUE MANAGED VOLATILITY...  1.25%          B          $21.23       7,366
AXA MID CAP VALUE MANAGED VOLATILITY...  1.30%          B          $21.03       6,390
AXA MID CAP VALUE MANAGED VOLATILITY...  1.35%          B          $23.49         526
AXA MID CAP VALUE MANAGED VOLATILITY...  1.40%          B          $23.27       5,898
AXA MID CAP VALUE MANAGED VOLATILITY...  1.50%          B          $20.58      10,388
AXA MID CAP VALUE MANAGED VOLATILITY...  1.55%          B          $22.62       5,839
AXA MID CAP VALUE MANAGED VOLATILITY...  1.60%          B          $22.41       2,501
AXA MID CAP VALUE MANAGED VOLATILITY...  1.65%          B          $20.19      12,495
AXA MID CAP VALUE MANAGED VOLATILITY...  1.70%          B          $21.99       1,481
AXA MID CAP VALUE MANAGED VOLATILITY...  1.80%          B          $21.57          23
AXA MID CAP VALUE MANAGED VOLATILITY...  1.90%          B          $21.17           7

AXA MODERATE ALLOCATION................  0.95%          B          $62.96          --
AXA MODERATE ALLOCATION................  1.15%          B          $59.26         282
AXA MODERATE ALLOCATION................  1.20%          B          $58.37       2,426
AXA MODERATE ALLOCATION................  1.25%          B          $14.40      36,845
AXA MODERATE ALLOCATION................  1.30%          B          $14.24      74,759
AXA MODERATE ALLOCATION................  1.35%          B          $55.77         782
AXA MODERATE ALLOCATION................  1.40%          B          $54.93       4,320
AXA MODERATE ALLOCATION................  1.50%          B          $13.96      48,534
AXA MODERATE ALLOCATION................  1.55%          B          $52.49      13,927
AXA MODERATE ALLOCATION................  1.60%          B          $51.69       1,866
AXA MODERATE ALLOCATION................  1.65%          B          $13.70     108,031
AXA MODERATE ALLOCATION................  1.70%          B          $50.15       2,446
AXA MODERATE ALLOCATION................  1.80%          B          $48.64          25
AXA MODERATE ALLOCATION................  1.90%          B          $47.18           1

AXA MODERATE GROWTH STRATEGY...........  1.30%          B          $15.54      33,550
AXA MODERATE GROWTH STRATEGY...........  1.55%          B          $15.28      11,724
AXA MODERATE GROWTH STRATEGY...........  1.65%          B          $15.18       9,027
AXA MODERATE GROWTH STRATEGY...........  1.70%          B          $15.13         558

AXA MODERATE-PLUS ALLOCATION...........  0.95%          B          $15.07           1
AXA MODERATE-PLUS ALLOCATION...........  1.15%          B          $14.71       1,572
AXA MODERATE-PLUS ALLOCATION...........  1.20%          B          $14.62       7,378
AXA MODERATE-PLUS ALLOCATION...........  1.25%          B          $16.09      51,566
AXA MODERATE-PLUS ALLOCATION...........  1.30%          B          $15.99     101,038
AXA MODERATE-PLUS ALLOCATION...........  1.35%          B          $14.36       2,514

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                                                        UNITS
                                                 CONTRACT                            OUTSTANDING
                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                 -------- --------------- ---------- -----------
AXA MODERATE-PLUS ALLOCATION....................  1.40%          B          $14.28      11,802
AXA MODERATE-PLUS ALLOCATION....................  1.50%          B          $15.59      57,352
AXA MODERATE-PLUS ALLOCATION....................  1.55%          B          $14.02      83,519
AXA MODERATE-PLUS ALLOCATION....................  1.60%          B          $13.94       4,824
AXA MODERATE-PLUS ALLOCATION....................  1.65%          B          $15.30     181,545
AXA MODERATE-PLUS ALLOCATION....................  1.70%          B          $15.21      15,224
AXA MODERATE-PLUS ALLOCATION....................  1.80%          B          $13.60          38

AXA/AB SHORT DURATION GOVERNMENT BOND...........  0.95%          B          $ 9.60          --
AXA/AB SHORT DURATION GOVERNMENT BOND...........  1.20%          B          $ 9.54       2,071
AXA/AB SHORT DURATION GOVERNMENT BOND...........  1.25%          B          $ 9.52       7,275
AXA/AB SHORT DURATION GOVERNMENT BOND...........  1.30%          B          $ 9.51       9,572
AXA/AB SHORT DURATION GOVERNMENT BOND...........  1.35%          B          $ 9.50         845
AXA/AB SHORT DURATION GOVERNMENT BOND...........  1.40%          B          $ 9.49       4,368
AXA/AB SHORT DURATION GOVERNMENT BOND...........  1.50%          B          $ 9.46      10,606
AXA/AB SHORT DURATION GOVERNMENT BOND...........  1.55%          B          $ 9.45       8,683
AXA/AB SHORT DURATION GOVERNMENT BOND...........  1.60%          B          $ 9.44       2,230
AXA/AB SHORT DURATION GOVERNMENT BOND...........  1.65%          B          $ 9.42      20,353
AXA/AB SHORT DURATION GOVERNMENT BOND...........  1.70%          B          $ 9.41       1,927
AXA/AB SHORT DURATION GOVERNMENT BOND...........  1.80%          B          $ 9.39          15
AXA/AB SHORT DURATION GOVERNMENT BOND...........  1.90%          B          $ 9.36           9

AXA/AB SMALL CAP GROWTH.........................  0.95%          B          $32.31           7
AXA/AB SMALL CAP GROWTH.........................  1.20%          B          $30.81       1,100
AXA/AB SMALL CAP GROWTH.........................  1.25%          B          $23.90       2,018
AXA/AB SMALL CAP GROWTH.........................  1.30%          B          $23.67       2,376
AXA/AB SMALL CAP GROWTH.........................  1.35%          B          $29.95         853
AXA/AB SMALL CAP GROWTH.........................  1.40%          B          $29.67       1,834
AXA/AB SMALL CAP GROWTH.........................  1.50%          B          $23.16       3,047
AXA/AB SMALL CAP GROWTH.........................  1.55%          B          $28.84       2,178
AXA/AB SMALL CAP GROWTH.........................  1.60%          B          $28.57         775
AXA/AB SMALL CAP GROWTH.........................  1.65%          B          $22.73       3,585
AXA/AB SMALL CAP GROWTH.........................  1.70%          B          $28.03         473
AXA/AB SMALL CAP GROWTH.........................  1.80%          B          $27.50           5
AXA/AB SMALL CAP GROWTH.........................  1.90%          B          $26.98           1

AXA/FRANKLIN BALANCED MANAGED VOLATILITY........  0.95%          B          $12.73           1
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........  1.20%          B          $12.43       2,179
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........  1.25%          B          $12.37       5,244
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........  1.30%          B          $12.31       9,179
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........  1.35%          B          $12.25         741
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........  1.40%          B          $12.20       3,955
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........  1.50%          B          $12.08       7,245
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........  1.55%          B          $12.03       8,477
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........  1.60%          B          $11.97       1,928
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........  1.65%          B          $11.91      18,179
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........  1.70%          B          $11.86       1,941
AXA/FRANKLIN BALANCED MANAGED VOLATILITY........  1.80%          B          $11.74           7

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.  1.20%          B          $12.98         214
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.  1.25%          B          $12.92         347
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.  1.30%          B          $12.86       2,324
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.  1.35%          B          $12.79          57
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.  1.40%          B          $12.73         279

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                                                             UNITS
                                                      CONTRACT                            OUTSTANDING
                                                      CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                      -------- --------------- ---------- -----------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY......  1.50%          B          $12.61        572
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY......  1.55%          B          $12.55      1,538
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY......  1.60%          B          $12.50        120
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY......  1.65%          B          $12.44      3,225
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY......  1.70%          B          $12.38        321
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY......  1.80%          B          $12.26         --

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY.  1.15%          B          $10.77        521
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY.  1.20%          B          $10.72        902
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY.  1.25%          B          $10.68      3,472
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY.  1.30%          B          $10.63     31,440
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY.  1.35%          B          $10.58        479
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY.  1.40%          B          $10.54      1,935
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY.  1.50%          B          $10.45      4,621
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY.  1.55%          B          $10.40     18,931
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY.  1.60%          B          $10.36      1,006
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY.  1.65%          B          $10.31     46,612
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY.  1.70%          B          $10.27      3,436
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY.  1.80%          B          $10.18          4

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY.......  1.20%          B          $12.79        321
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY.......  1.25%          B          $12.73      1,107
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY.......  1.30%          B          $12.67      2,843
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY.......  1.35%          B          $12.61        100
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY.......  1.40%          B          $12.55        481
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY.......  1.50%          B          $12.44        990
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY.......  1.55%          B          $12.38      1,851
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY.......  1.60%          B          $12.32        195
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY.......  1.65%          B          $12.26      5,333
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY.......  1.70%          B          $12.20        501
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY.......  1.80%          B          $12.09         --

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.......  0.95%          B          $11.47         --
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.......  1.20%          B          $11.20      1,062
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.......  1.25%          B          $11.15      2,121
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.......  1.30%          B          $11.09      4,660
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.......  1.35%          B          $11.04        162
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.......  1.40%          B          $10.99      1,355
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.......  1.50%          B          $10.89      2,759
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.......  1.55%          B          $10.84      3,230
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.......  1.60%          B          $10.78        535
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.......  1.65%          B          $10.73      8,299
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.......  1.70%          B          $10.68      1,781
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.......  1.80%          B          $10.58          1

EQ/CALVERT SOCIALLY RESPONSIBLE......................  1.20%          B          $13.31        316
EQ/CALVERT SOCIALLY RESPONSIBLE......................  1.25%          B          $17.38        568
EQ/CALVERT SOCIALLY RESPONSIBLE......................  1.30%          B          $17.23        442
EQ/CALVERT SOCIALLY RESPONSIBLE......................  1.35%          B          $12.99        103
EQ/CALVERT SOCIALLY RESPONSIBLE......................  1.40%          B          $12.88        509
EQ/CALVERT SOCIALLY RESPONSIBLE......................  1.50%          B          $16.84        760
EQ/CALVERT SOCIALLY RESPONSIBLE......................  1.55%          B          $12.56        661
EQ/CALVERT SOCIALLY RESPONSIBLE......................  1.60%          B          $12.46        207
EQ/CALVERT SOCIALLY RESPONSIBLE......................  1.65%          B          $16.53        902
EQ/CALVERT SOCIALLY RESPONSIBLE......................  1.70%          B          $12.25        210
EQ/CALVERT SOCIALLY RESPONSIBLE......................  1.80%          B          $12.05          1

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                                          UNITS
                                   CONTRACT                            OUTSTANDING
                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                   -------- --------------- ---------- -----------
EQ/COMMON STOCK INDEX.............  0.95%          B         $414.19         --
EQ/COMMON STOCK INDEX.............  1.20%          B         $374.43        155
EQ/COMMON STOCK INDEX.............  1.25%          B         $ 18.47      5,014
EQ/COMMON STOCK INDEX.............  1.30%          B         $ 18.09      4,327
EQ/COMMON STOCK INDEX.............  1.35%          B         $352.40        238
EQ/COMMON STOCK INDEX.............  1.40%          B         $345.34        252
EQ/COMMON STOCK INDEX.............  1.50%          B         $ 17.90      8,828
EQ/COMMON STOCK INDEX.............  1.55%          B         $324.99        313
EQ/COMMON STOCK INDEX.............  1.60%          B         $318.47        126
EQ/COMMON STOCK INDEX.............  1.65%          B         $ 17.57      6,190
EQ/COMMON STOCK INDEX.............  1.70%          B         $305.83         35
EQ/COMMON STOCK INDEX.............  1.80%          B         $293.65          1
EQ/COMMON STOCK INDEX.............  1.90%          B         $281.95          1

EQ/CORE BOND INDEX................  0.65%          B         $ 10.42         16
EQ/CORE BOND INDEX................  0.95%          B         $ 15.22          7
EQ/CORE BOND INDEX................  1.20%          B         $ 14.54      8,203
EQ/CORE BOND INDEX................  1.25%          B         $ 10.09        612
EQ/CORE BOND INDEX................  1.25%          B         $ 10.85     15,733
EQ/CORE BOND INDEX................  1.30%          B         $ 10.75     16,903
EQ/CORE BOND INDEX................  1.35%          B         $ 14.15      3,403
EQ/CORE BOND INDEX................  1.40%          B         $ 14.02     12,492
EQ/CORE BOND INDEX................  1.50%          B         $ 10.52     22,660
EQ/CORE BOND INDEX................  1.55%          B         $ 13.64     14,555
EQ/CORE BOND INDEX................  1.60%          B         $ 13.52      6,013
EQ/CORE BOND INDEX................  1.65%          B         $  9.64         28
EQ/CORE BOND INDEX................  1.65%          B         $ 10.32     26,098
EQ/CORE BOND INDEX................  1.70%          B         $ 13.27      2,714
EQ/CORE BOND INDEX................  1.80%          B         $ 13.03         62
EQ/CORE BOND INDEX................  1.90%          B         $ 12.80         13

EQ/EQUITY 500 INDEX...............  0.65%          B         $ 18.72         59
EQ/EQUITY 500 INDEX...............  0.95%          B         $ 48.06          2
EQ/EQUITY 500 INDEX...............  1.20%          B         $ 45.48      3,125
EQ/EQUITY 500 INDEX...............  1.25%          B         $ 18.13      1,471
EQ/EQUITY 500 INDEX...............  1.25%          B         $ 20.36      8,562
EQ/EQUITY 500 INDEX...............  1.30%          B         $ 20.13      9,467
EQ/EQUITY 500 INDEX...............  1.35%          B         $ 43.99      1,639
EQ/EQUITY 500 INDEX...............  1.40%          B         $ 43.51      4,400
EQ/EQUITY 500 INDEX...............  1.50%          B         $ 19.73     10,817
EQ/EQUITY 500 INDEX...............  1.55%          B         $ 42.09      4,393
EQ/EQUITY 500 INDEX...............  1.60%          B         $ 41.62      2,484
EQ/EQUITY 500 INDEX...............  1.65%          B         $ 14.19        135
EQ/EQUITY 500 INDEX...............  1.65%          B         $ 19.36     18,167
EQ/EQUITY 500 INDEX...............  1.70%          B         $ 40.71      1,648
EQ/EQUITY 500 INDEX...............  1.80%          B         $ 39.82         64
EQ/EQUITY 500 INDEX...............  1.90%          B         $ 38.94          7

EQ/GAMCO MERGERS AND ACQUISITIONS.  1.20%          B         $ 14.71        480
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.25%          B         $ 14.63      1,365
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.30%          B         $ 14.29      1,993
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.35%          B         $ 14.47        113
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.40%          B         $ 14.40        930
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.50%          B         $ 14.24      1,920
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.55%          B         $ 14.16      1,847

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                                          UNITS
                                   CONTRACT                            OUTSTANDING
                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                   -------- --------------- ---------- -----------
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.60%          B          $14.09        235
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.65%          B          $14.01      3,186
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.70%          B          $13.94        196
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.80%          B          $13.79          2

EQ/GAMCO SMALL COMPANY VALUE......  0.95%          B          $59.45         --
EQ/GAMCO SMALL COMPANY VALUE......  1.20%          B          $55.47        581
EQ/GAMCO SMALL COMPANY VALUE......  1.25%          B          $54.70      1,732
EQ/GAMCO SMALL COMPANY VALUE......  1.30%          B          $83.65      1,762
EQ/GAMCO SMALL COMPANY VALUE......  1.35%          B          $53.20        199
EQ/GAMCO SMALL COMPANY VALUE......  1.40%          B          $52.47      1,170
EQ/GAMCO SMALL COMPANY VALUE......  1.50%          B          $51.03      2,767
EQ/GAMCO SMALL COMPANY VALUE......  1.55%          B          $50.32      2,941
EQ/GAMCO SMALL COMPANY VALUE......  1.60%          B          $49.63        256
EQ/GAMCO SMALL COMPANY VALUE......  1.65%          B          $48.94      3,302
EQ/GAMCO SMALL COMPANY VALUE......  1.70%          B          $48.26        514
EQ/GAMCO SMALL COMPANY VALUE......  1.80%          B          $46.94          5
EQ/GAMCO SMALL COMPANY VALUE......  1.90%          B          $45.64          6

EQ/INTERMEDIATE GOVERNMENT BOND...  1.20%          B          $20.93        931
EQ/INTERMEDIATE GOVERNMENT BOND...  1.25%          B          $11.12      1,296
EQ/INTERMEDIATE GOVERNMENT BOND...  1.30%          B          $10.97      3,594
EQ/INTERMEDIATE GOVERNMENT BOND...  1.35%          B          $20.16        212
EQ/INTERMEDIATE GOVERNMENT BOND...  1.40%          B          $19.90      1,417
EQ/INTERMEDIATE GOVERNMENT BOND...  1.50%          B          $10.78      1,834
EQ/INTERMEDIATE GOVERNMENT BOND...  1.55%          B          $19.17      1,606
EQ/INTERMEDIATE GOVERNMENT BOND...  1.60%          B          $18.93        641
EQ/INTERMEDIATE GOVERNMENT BOND...  1.65%          B          $10.58      3,414
EQ/INTERMEDIATE GOVERNMENT BOND...  1.70%          B          $18.46        223
EQ/INTERMEDIATE GOVERNMENT BOND...  1.90%          B          $17.55          1

EQ/INTERNATIONAL EQUITY INDEX.....  0.95%          B          $14.75          3
EQ/INTERNATIONAL EQUITY INDEX.....  1.20%          B          $13.99      2,861
EQ/INTERNATIONAL EQUITY INDEX.....  1.25%          B          $13.48      6,051
EQ/INTERNATIONAL EQUITY INDEX.....  1.30%          B          $13.34      6,793
EQ/INTERNATIONAL EQUITY INDEX.....  1.35%          B          $13.56        888
EQ/INTERNATIONAL EQUITY INDEX.....  1.40%          B          $13.42      4,118
EQ/INTERNATIONAL EQUITY INDEX.....  1.50%          B          $13.07      7,467
EQ/INTERNATIONAL EQUITY INDEX.....  1.55%          B          $13.00      6,097
EQ/INTERNATIONAL EQUITY INDEX.....  1.60%          B          $12.86      1,744
EQ/INTERNATIONAL EQUITY INDEX.....  1.65%          B          $12.83     11,561
EQ/INTERNATIONAL EQUITY INDEX.....  1.70%          B          $12.60      2,219
EQ/INTERNATIONAL EQUITY INDEX.....  1.80%          B          $12.33         17
EQ/INTERNATIONAL EQUITY INDEX.....  1.90%          B          $12.07          6

EQ/LARGE CAP GROWTH INDEX.........  0.95%          B          $13.90         11
EQ/LARGE CAP GROWTH INDEX.........  1.20%          B          $13.33      2,574
EQ/LARGE CAP GROWTH INDEX.........  1.25%          B          $23.18      2,719
EQ/LARGE CAP GROWTH INDEX.........  1.30%          B          $22.98      3,323
EQ/LARGE CAP GROWTH INDEX.........  1.35%          B          $13.00      1,761
EQ/LARGE CAP GROWTH INDEX.........  1.40%          B          $12.89      4,474
EQ/LARGE CAP GROWTH INDEX.........  1.50%          B          $22.46      3,568
EQ/LARGE CAP GROWTH INDEX.........  1.55%          B          $12.56      7,249
EQ/LARGE CAP GROWTH INDEX.........  1.60%          B          $12.46      3,088
EQ/LARGE CAP GROWTH INDEX.........  1.65%          B          $22.05      5,640

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                  -------- --------------- ---------- -----------
EQ/LARGE CAP GROWTH INDEX........  1.70%          B          $12.25       1,661
EQ/LARGE CAP GROWTH INDEX........  1.80%          B          $12.04          64
EQ/LARGE CAP GROWTH INDEX........  1.90%          B          $11.84          12

EQ/LARGE CAP VALUE INDEX.........  0.95%          B          $ 9.47           3
EQ/LARGE CAP VALUE INDEX.........  1.20%          B          $ 9.23       1,407
EQ/LARGE CAP VALUE INDEX.........  1.25%          B          $ 9.18       5,211
EQ/LARGE CAP VALUE INDEX.........  1.30%          B          $ 9.13       7,455
EQ/LARGE CAP VALUE INDEX.........  1.35%          B          $ 9.22         502
EQ/LARGE CAP VALUE INDEX.........  1.40%          B          $ 9.04       2,314
EQ/LARGE CAP VALUE INDEX.........  1.50%          B          $ 8.94       6,266
EQ/LARGE CAP VALUE INDEX.........  1.55%          B          $ 8.90       6,199
EQ/LARGE CAP VALUE INDEX.........  1.60%          B          $ 8.85         849
EQ/LARGE CAP VALUE INDEX.........  1.65%          B          $ 8.80      13,238
EQ/LARGE CAP VALUE INDEX.........  1.70%          B          $ 8.76       2,931
EQ/LARGE CAP VALUE INDEX.........  1.80%          B          $ 8.67           6

EQ/MID CAP INDEX.................  0.95%          B          $18.23           2
EQ/MID CAP INDEX.................  1.20%          B          $17.53       3,937
EQ/MID CAP INDEX.................  1.25%          B          $20.22       4,862
EQ/MID CAP INDEX.................  1.30%          B          $20.06       4,635
EQ/MID CAP INDEX.................  1.35%          B          $17.13         507
EQ/MID CAP INDEX.................  1.40%          B          $17.00       5,299
EQ/MID CAP INDEX.................  1.50%          B          $19.60       6,165
EQ/MID CAP INDEX.................  1.55%          B          $16.61       5,772
EQ/MID CAP INDEX.................  1.60%          B          $16.48       2,309
EQ/MID CAP INDEX.................  1.65%          B          $19.23       8,825
EQ/MID CAP INDEX.................  1.70%          B          $16.22       1,666
EQ/MID CAP INDEX.................  1.80%          B          $15.97          16
EQ/MID CAP INDEX.................  1.90%          B          $15.72           3

EQ/MONEY MARKET..................  0.00%          B          $44.43          10
EQ/MONEY MARKET++................  0.65%          B          $ 1.00       6,515
EQ/MONEY MARKET..................  0.95%          B          $31.98          --
EQ/MONEY MARKET..................  1.15%          B          $29.83          64
EQ/MONEY MARKET..................  1.20%          B          $29.31         539
EQ/MONEY MARKET++................  1.25%          B          $ 1.00     196,889
EQ/MONEY MARKET..................  1.25%          B          $ 9.91       2,678
EQ/MONEY MARKET..................  1.30%          B          $ 9.73       3,101
EQ/MONEY MARKET..................  1.35%          B          $27.82         851
EQ/MONEY MARKET..................  1.40%          B          $27.33       1,147
EQ/MONEY MARKET..................  1.50%          B          $ 9.61       4,895
EQ/MONEY MARKET..................  1.55%          B          $25.94       1,894
EQ/MONEY MARKET..................  1.60%          B          $25.49         836
EQ/MONEY MARKET++................  1.65%          B          $ 1.00      13,043
EQ/MONEY MARKET..................  1.65%          B          $ 9.43       5,724
EQ/MONEY MARKET..................  1.70%          B          $24.61         334
EQ/MONEY MARKET..................  1.80%          B          $23.76           7
EQ/MONEY MARKET..................  1.90%          B          $22.95          --

EQ/MORGAN STANLEY MID CAP GROWTH.  0.95%          B          $21.54           7
EQ/MORGAN STANLEY MID CAP GROWTH.  1.20%          B          $20.97         809
EQ/MORGAN STANLEY MID CAP GROWTH.  1.25%          B          $20.86       2,467
EQ/MORGAN STANLEY MID CAP GROWTH.  1.30%          B          $20.74       3,592
EQ/MORGAN STANLEY MID CAP GROWTH.  1.35%          B          $20.63         208

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2015

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                  -------- --------------- ---------- -----------
EQ/MORGAN STANLEY MID CAP GROWTH.  1.40%          B          $20.52      1,471
EQ/MORGAN STANLEY MID CAP GROWTH.  1.50%          B          $20.30      3,456
EQ/MORGAN STANLEY MID CAP GROWTH.  1.55%          B          $20.19      4,035
EQ/MORGAN STANLEY MID CAP GROWTH.  1.60%          B          $20.08        352
EQ/MORGAN STANLEY MID CAP GROWTH.  1.65%          B          $19.97      5,627
EQ/MORGAN STANLEY MID CAP GROWTH.  1.70%          B          $19.87        656
EQ/MORGAN STANLEY MID CAP GROWTH.  1.80%          B          $19.65          3

EQ/QUALITY BOND PLUS.............  1.20%          B          $17.28      5,037
EQ/QUALITY BOND PLUS.............  1.25%          B          $11.12     10,043
EQ/QUALITY BOND PLUS.............  1.30%          B          $10.99     16,106
EQ/QUALITY BOND PLUS.............  1.35%          B          $16.71        629
EQ/QUALITY BOND PLUS.............  1.40%          B          $16.52      8,838
EQ/QUALITY BOND PLUS.............  1.50%          B          $10.78     14,270
EQ/QUALITY BOND PLUS.............  1.55%          B          $15.97     10,315
EQ/QUALITY BOND PLUS.............  1.60%          B          $15.79      2,948
EQ/QUALITY BOND PLUS.............  1.65%          B          $10.58     19,786
EQ/QUALITY BOND PLUS.............  1.70%          B          $15.44      2,008
EQ/QUALITY BOND PLUS.............  1.80%          B          $15.09         19
EQ/QUALITY BOND PLUS.............  1.90%          B          $14.76          3

EQ/SMALL COMPANY INDEX...........  0.95%          B          $25.54          5
EQ/SMALL COMPANY INDEX...........  1.20%          B          $24.40      1,260
EQ/SMALL COMPANY INDEX...........  1.25%          B          $20.86      2,520
EQ/SMALL COMPANY INDEX...........  1.30%          B          $20.66      3,570
EQ/SMALL COMPANY INDEX...........  1.35%          B          $23.74        484
EQ/SMALL COMPANY INDEX...........  1.40%          B          $23.53      2,081
EQ/SMALL COMPANY INDEX...........  1.50%          B          $20.21      3,108
EQ/SMALL COMPANY INDEX...........  1.55%          B          $22.89      3,136
EQ/SMALL COMPANY INDEX...........  1.60%          B          $22.68        813
EQ/SMALL COMPANY INDEX...........  1.65%          B          $19.84      5,268
EQ/SMALL COMPANY INDEX...........  1.70%          B          $22.27        696
EQ/SMALL COMPANY INDEX...........  1.80%          B          $21.87          3
EQ/SMALL COMPANY INDEX...........  1.90%          B          $21.47          2

MULTIMANAGER TECHNOLOGY..........  0.95%          B          $20.46          9
MULTIMANAGER TECHNOLOGY..........  1.20%          B          $19.75      1,338
MULTIMANAGER TECHNOLOGY..........  1.25%          B          $22.93      2,093
MULTIMANAGER TECHNOLOGY..........  1.30%          B          $22.77      2,870
MULTIMANAGER TECHNOLOGY..........  1.35%          B          $19.33        340
MULTIMANAGER TECHNOLOGY..........  1.40%          B          $19.19      2,689
MULTIMANAGER TECHNOLOGY..........  1.50%          B          $22.22      3,775
MULTIMANAGER TECHNOLOGY..........  1.55%          B          $18.79      4,093
MULTIMANAGER TECHNOLOGY..........  1.60%          B          $18.66      1,148
MULTIMANAGER TECHNOLOGY..........  1.65%          B          $21.81      4,713
MULTIMANAGER TECHNOLOGY..........  1.70%          B          $18.39        525
MULTIMANAGER TECHNOLOGY..........  1.80%          B          $18.13         11

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality, expense risk, financial accounting and other expenses related to the Variable Investment Options.
**Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.
***Variable Investment Options where Units Outstanding are less than 500 are denoted by a --.
++This Variable Investment Option is subject to a non-guaranteed fee waiver. If the total return on any given day is negative, the contract charges will be waived in its entirety for such dates. In 2015, the contract charges were 0.00%.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                          AXA 400      AXA 2000
                                                                          MANAGED       MANAGED    AXA AGGRESSIVE AXA BALANCED
                                                                        VOLATILITY*   VOLATILITY*   ALLOCATION*    STRATEGY*
                                                                       ------------  ------------  -------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios...................................... $  1,727,405  $  2,088,273  $  24,356,915  $  4,491,270
  Expenses:
   Asset-based charges................................................    4,870,593     8,134,469     39,892,523     6,705,834
                                                                       ------------  ------------  -------------  ------------

NET INVESTMENT INCOME (LOSS)..........................................   (3,143,188)   (6,046,196)   (15,535,608)   (2,214,564)
                                                                       ------------  ------------  -------------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................    4,148,885     1,434,537     37,517,662     9,592,745
   Net realized gain distribution from the Portfolios.................   16,627,632    21,239,386    159,691,190     3,764,621
                                                                       ------------  ------------  -------------  ------------
  Net realized gain (loss) on investments.............................   20,776,517    22,673,923    197,208,852    13,357,366
                                                                       ------------  ------------  -------------  ------------

  Net change in unrealized appreciation (depreciation) of investments.  (32,301,151)  (51,206,783)  (264,058,334)  (20,407,121)
                                                                       ------------  ------------  -------------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................  (11,524,634)  (28,532,860)   (66,849,482)   (7,049,755)
                                                                       ------------  ------------  -------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....... $(14,667,822) $(34,579,056) $ (82,385,090) $ (9,264,319)
                                                                       ============  ============  =============  ============

                                                                       AXA CONSERVATIVE
                                                                         ALLOCATION*
                                                                       ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................   $ 10,035,795
  Expenses:
   Asset-based charges................................................     18,999,947
                                                                         ------------

NET INVESTMENT INCOME (LOSS)..........................................     (8,964,152)
                                                                         ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................     (4,456,727)
   Net realized gain distribution from the Portfolios.................     21,449,283
                                                                         ------------
  Net realized gain (loss) on investments.............................     16,992,556
                                                                         ------------

  Net change in unrealized appreciation (depreciation) of investments.    (28,755,102)
                                                                         ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................    (11,762,546)
                                                                         ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......   $(20,726,698)
                                                                         ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015


                                                                               AXA             AXA             AXA
                                                                       CONSERVATIVE GROWTH CONSERVATIVE CONSERVATIVE-PLUS
                                                                            STRATEGY*       STRATEGY*      ALLOCATION*
                                                                       ------------------- ------------ -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................     $ 1,775,325     $   889,678    $  9,846,011
  Expenses:
   Asset-based charges................................................       2,856,258       1,628,863      18,522,425
                                                                           -----------     -----------    ------------

NET INVESTMENT INCOME (LOSS)..........................................      (1,080,933)       (739,185)     (8,676,414)
                                                                           -----------     -----------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................       4,171,302       1,539,683      15,338,462
   Net realized gain distribution from the Portfolios.................       1,270,658         148,945      41,930,845
                                                                           -----------     -----------    ------------
  Net realized gain (loss) on investments.............................       5,441,960       1,688,628      57,269,307
                                                                           -----------     -----------    ------------

  Net change in unrealized appreciation (depreciation) of investments.      (7,961,090)     (2,686,154)    (73,214,174)
                                                                           -----------     -----------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................      (2,519,130)       (997,526)    (15,944,867)
                                                                           -----------     -----------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......     $(3,600,063)    $(1,736,711)   $(24,621,281)
                                                                           ===========     ===========    ============

                                                                            AXA
                                                                       GLOBAL EQUITY      AXA
                                                                          MANAGED       GROWTH
                                                                        VOLATILITY*    STRATEGY*
                                                                       ------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios...................................... $  8,810,919  $  8,480,320
  Expenses:
   Asset-based charges................................................   15,046,294    11,165,611
                                                                       ------------  ------------

NET INVESTMENT INCOME (LOSS)..........................................   (6,235,375)   (2,685,291)
                                                                       ------------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................   41,130,651    16,463,268
   Net realized gain distribution from the Portfolios.................           --     7,876,183
                                                                       ------------  ------------
  Net realized gain (loss) on investments.............................   41,130,651    24,339,451
                                                                       ------------  ------------

  Net change in unrealized appreciation (depreciation) of investments.  (63,924,085)  (39,697,740)
                                                                       ------------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................  (22,793,434)  (15,358,289)
                                                                       ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....... $(29,028,809) $(18,043,580)
                                                                       ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                              AXA              AXA           AXA
                                                                       INTERNATIONAL CORE INTERNATIONAL LARGE CAP CORE
                                                                            MANAGED       VALUE MANAGED    MANAGED
                                                                          VOLATILITY*      VOLATILITY*   VOLATILITY*
                                                                       ------------------ ------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................    $    617,234    $    511,317   $ 15,322,860
  Expenses:
   Asset-based charges................................................      16,100,910       7,437,871     24,930,322
                                                                          ------------    ------------   ------------

NET INVESTMENT INCOME (LOSS)..........................................     (15,483,676)     (6,926,554)    (9,607,462)
                                                                          ------------    ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................      12,189,523      (4,929,679)    38,152,963
   Net realized gain distribution from the Portfolios.................              --              --     23,738,235
                                                                          ------------    ------------   ------------
  Net realized gain (loss) on investments.............................      12,189,523      (4,929,679)    61,891,198
                                                                          ------------    ------------   ------------

  Net change in unrealized appreciation (depreciation) of investments.     (55,021,800)    (10,008,781)   (69,077,246)
                                                                          ------------    ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     (42,832,277)    (14,938,460)    (7,186,048)
                                                                          ------------    ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......    $(58,315,953)   $(21,865,014)  $(16,793,510)
                                                                          ============    ============   ============

                                                                             AXA              AXA
                                                                       LARGE CAP GROWTH LARGE CAP VALUE
                                                                           MANAGED          MANAGED
                                                                         VOLATILITY*      VOLATILITY*
                                                                       ---------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................  $   8,945,103    $  45,355,683
  Expenses:
   Asset-based charges................................................     47,601,300       42,818,968
                                                                        -------------    -------------

NET INVESTMENT INCOME (LOSS)..........................................    (38,656,197)       2,536,715
                                                                        -------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................    135,323,496       58,594,531
   Net realized gain distribution from the Portfolios.................    136,302,266               --
                                                                        -------------    -------------
  Net realized gain (loss) on investments.............................    271,625,762       58,594,531
                                                                        -------------    -------------

  Net change in unrealized appreciation (depreciation) of investments.   (148,284,079)    (220,665,370)
                                                                        -------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................    123,341,683     (162,070,839)
                                                                        -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $  84,685,486    $(159,534,124)
                                                                        =============    =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                            AXA
                                                                       MID CAP VALUE       AXA             AXA
                                                                          MANAGED       MODERATE     MODERATE GROWTH
                                                                        VOLATILITY*    ALLOCATION*      STRATEGY*
                                                                       -------------  -------------  ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios...................................... $   9,997,547  $  44,290,205   $  9,137,596
  Expenses:
   Asset-based charges................................................    19,894,153     82,909,347     12,826,247
                                                                       -------------  -------------   ------------

NET INVESTMENT INCOME (LOSS)..........................................    (9,896,606)   (38,619,142)    (3,688,651)
                                                                       -------------  -------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................    66,128,038    (54,098,356)    20,800,469
   Net realized gain distribution from the Portfolios.................            --    195,414,230      8,535,839
                                                                       -------------  -------------   ------------
  Net realized gain (loss) on investments.............................    66,128,038    141,315,874     29,336,308
                                                                       -------------  -------------   ------------

  Net change in unrealized appreciation (depreciation) of investments.  (120,265,925)  (225,533,943)   (44,587,472)
                                                                       -------------  -------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................   (54,137,887)   (84,218,069)   (15,251,164)
                                                                       -------------  -------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....... $ (64,034,493) $(122,837,211)  $(18,939,815)
                                                                       =============  =============   ============

                                                                            AXA         AXA/AB SHORT
                                                                       MODERATE-PLUS      DURATION
                                                                        ALLOCATION*   GOVERNMENT BOND*
                                                                       -------------  ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios...................................... $  73,965,460    $         --
  Expenses:
   Asset-based charges................................................   129,179,595      10,225,291
                                                                       -------------    ------------

NET INVESTMENT INCOME (LOSS)..........................................   (55,214,135)    (10,225,291)
                                                                       -------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................  (166,579,035)     (1,337,499)
   Net realized gain distribution from the Portfolios.................   384,892,445              --
                                                                       -------------    ------------
  Net realized gain (loss) on investments.............................   218,313,410      (1,337,499)
                                                                       -------------    ------------

  Net change in unrealized appreciation (depreciation) of investments.  (387,545,898)     (1,755,887)
                                                                       -------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................  (169,232,488)     (3,093,386)
                                                                       -------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....... $(224,446,623)   $(13,318,677)
                                                                       =============    ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015


                                                                                                          AXA/FRANKLIN
                                                                                          AXA/FRANKLIN   SMALL CAP VALUE
                                                                       AXA/AB SMALL CAP BALANCED MANAGED     MANAGED
                                                                           GROWTH*        VOLATILITY*      VOLATILITY*
                                                                       ---------------- ---------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................   $    232,286     $ 17,528,634    $    281,131
  Expenses:
   Asset-based charges................................................      7,519,340       11,927,499       1,885,377
                                                                         ------------     ------------    ------------

NET INVESTMENT INCOME (LOSS)..........................................     (7,287,054)       5,601,135      (1,604,246)
                                                                         ------------     ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................     18,889,043       45,107,160      10,032,662
   Net realized gain distribution from the Portfolios.................     55,511,711               --              --
                                                                         ------------     ------------    ------------
  Net realized gain (loss) on investments.............................     74,400,754       45,107,160      10,032,662
                                                                         ------------     ------------    ------------

  Net change in unrealized appreciation (depreciation) of investments.    (88,772,895)     (86,190,457)    (18,549,924)
                                                                         ------------     ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................    (14,372,141)     (41,083,297)     (8,517,262)
                                                                         ------------     ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......   $(21,659,195)    $(35,482,162)   $(10,121,508)
                                                                         ============     ============    ============

                                                                       AXA/FRANKLIN
                                                                        TEMPLETON    AXA/MUTUAL LARGE
                                                                        ALLOCATION      CAP EQUITY
                                                                         MANAGED         MANAGED
                                                                       VOLATILITY*     VOLATILITY*
                                                                       ------------  ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios...................................... $ 15,426,880    $  3,327,094
  Expenses:
   Asset-based charges................................................   19,666,537       2,818,749
                                                                       ------------    ------------

NET INVESTMENT INCOME (LOSS)..........................................   (4,239,657)        508,345
                                                                       ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................   33,324,001       9,189,055
   Net realized gain distribution from the Portfolios.................    6,685,625              --
                                                                       ------------    ------------
  Net realized gain (loss) on investments.............................   40,009,626       9,189,055
                                                                       ------------    ------------

  Net change in unrealized appreciation (depreciation) of investments.  (89,696,732)    (16,509,981)
                                                                       ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................  (49,687,106)     (7,320,926)
                                                                       ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....... $(53,926,763)   $ (6,812,581)
                                                                       ============    ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                       AXA/TEMPLETON
                                                                       GLOBAL EQUITY  EQ/CALVERT     EQ/COMMON      EQ/CORE
                                                                          MANAGED      SOCIALLY        STOCK         BOND
                                                                        VOLATILITY*  RESPONSIBLE*     INDEX*        INDEX*
                                                                       ------------- ------------  ------------  ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios...................................... $         --  $    747,479  $ 11,825,873  $ 23,051,143
  Expenses:
   Asset-based charges................................................    4,610,270     1,112,425    12,617,690    23,613,589
                                                                       ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS)..........................................   (4,610,270)     (364,946)     (791,817)     (562,446)
                                                                       ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................   11,360,572     9,966,391    35,832,754     3,441,102
   Net realized gain distribution from the Portfolios.................           --     7,725,254            --            --
                                                                       ------------  ------------  ------------  ------------
  Net realized gain (loss) on investments.............................   11,360,572    17,691,645    35,832,754     3,441,102
                                                                       ------------  ------------  ------------  ------------

  Net change in unrealized appreciation (depreciation) of investments.  (19,419,982)  (17,889,220)  (47,173,659)  (18,584,108)
                                                                       ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................   (8,059,410)     (197,575)  (11,340,905)  (15,143,006)
                                                                       ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....... $(12,669,680) $   (562,521) $(12,132,722) $(15,705,452)
                                                                       ============  ============  ============  ============

                                                                         EQ/EQUITY
                                                                            500
                                                                          INDEX*
                                                                       -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios...................................... $  28,308,224
  Expenses:
   Asset-based charges................................................    26,161,911
                                                                       -------------

NET INVESTMENT INCOME (LOSS)..........................................     2,146,313
                                                                       -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................    99,073,087
   Net realized gain distribution from the Portfolios.................    31,516,685
                                                                       -------------
  Net realized gain (loss) on investments.............................   130,589,772
                                                                       -------------

  Net change in unrealized appreciation (depreciation) of investments.  (144,500,805)
                                                                       -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................   (13,911,033)
                                                                       -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....... $ (11,764,720)
                                                                       =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                                                        EQ/
                                                                         EQ/GAMCO      EQ/GAMCO     INTERMEDIATE      EQ/
                                                                        MERGERS AND  SMALL COMPANY   GOVERNMENT  INTERNATIONAL
                                                                       ACQUISITIONS*    VALUE*         BOND*     EQUITY INDEX*
                                                                       ------------- -------------  ------------ -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................  $        --  $   4,680,634  $ 1,277,375  $ 16,451,481
  Expenses:
   Asset-based charges................................................    2,721,189     13,680,341    3,147,276    10,007,634
                                                                        -----------  -------------  -----------  ------------

NET INVESTMENT INCOME (LOSS)..........................................   (2,721,189)    (8,999,707)  (1,869,901)    6,443,847
                                                                        -----------  -------------  -----------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................    1,532,850     69,898,014      671,183   (29,172,113)
   Net realized gain distribution from the Portfolios.................    8,054,989     45,696,691      240,065            --
                                                                        -----------  -------------  -----------  ------------
  Net realized gain (loss) on investments.............................    9,587,839    115,594,705      911,248   (29,172,113)
                                                                        -----------  -------------  -----------  ------------

  Net change in unrealized appreciation (depreciation) of investments.   (4,638,320)  (171,791,903)  (1,190,614)   (4,470,591)
                                                                        -----------  -------------  -----------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................    4,949,519    (56,197,198)    (279,366)  (33,642,704)
                                                                        -----------  -------------  -----------  ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $ 2,228,330  $ (65,196,905) $(2,149,267) $(27,198,857)
                                                                        ===========  =============  ===========  ============

                                                                         EQ/LARGE
                                                                        CAP GROWTH
                                                                          INDEX*
                                                                       ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios...................................... $  5,372,093
  Expenses:
   Asset-based charges................................................    8,871,882
                                                                       ------------

NET INVESTMENT INCOME (LOSS)..........................................   (3,499,789)
                                                                       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................   34,463,341
   Net realized gain distribution from the Portfolios.................   54,627,229
                                                                       ------------
  Net realized gain (loss) on investments.............................   89,090,570
                                                                       ------------

  Net change in unrealized appreciation (depreciation) of investments.  (66,697,940)
                                                                       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................   22,392,630
                                                                       ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....... $ 18,892,841
                                                                       ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                                                                     EQ/
                                                                         EQ/LARGE                               MORGAN STANLEY
                                                                         CAP VALUE      EQ/MID       EQ/MONEY      MID CAP
                                                                          INDEX*      CAP INDEX*     MARKET*       GROWTH*
                                                                       ------------  ------------  -----------  --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios...................................... $  8,289,629  $  7,413,983  $        --   $         --
  Expenses:
   Asset-based charges................................................    6,650,963    12,854,810    4,584,471      7,673,437
                                                                       ------------  ------------  -----------   ------------

NET INVESTMENT INCOME (LOSS)..........................................    1,638,666    (5,440,827)  (4,584,471)    (7,673,437)
                                                                       ------------  ------------  -----------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................   28,071,039    33,559,716       (2,101)     9,188,207
   Net realized gain distribution from the Portfolios.................   10,368,468            --        2,533     12,344,505
                                                                       ------------  ------------  -----------   ------------
  Net realized gain (loss) on investments.............................   38,439,507    33,559,716          432     21,532,712
                                                                       ------------  ------------  -----------   ------------

  Net change in unrealized appreciation (depreciation) of investments.  (66,573,850)  (64,474,192)      (6,179)   (48,563,252)
                                                                       ------------  ------------  -----------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................  (28,134,343)  (30,914,476)      (5,747)   (27,030,540)
                                                                       ------------  ------------  -----------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....... $(26,495,677) $(36,355,303) $(4,590,218)  $(34,703,977)
                                                                       ============  ============  ===========   ============

                                                                           EQ/
                                                                       QUALITY BOND
                                                                          PLUS*
                                                                       ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios...................................... $ 12,677,557
  Expenses:
   Asset-based charges................................................   17,995,658
                                                                       ------------

NET INVESTMENT INCOME (LOSS)..........................................   (5,318,101)
                                                                       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................    3,213,391
   Net realized gain distribution from the Portfolios.................           --
                                                                       ------------
  Net realized gain (loss) on investments.............................    3,213,391
                                                                       ------------

  Net change in unrealized appreciation (depreciation) of investments.  (12,191,987)
                                                                       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................   (8,978,596)
                                                                       ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....... $(14,296,697)
                                                                       ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                         EQ/SMALL
                                                                         COMPANY     MULTIMANAGER
                                                                          INDEX*     TECHNOLOGY*
                                                                       ------------  ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios...................................... $  4,754,755  $         --
  Expenses:
   Asset-based charges................................................    7,894,285     7,384,592
                                                                       ------------  ------------

NET INVESTMENT INCOME (LOSS)..........................................   (3,139,530)   (7,384,592)
                                                                       ------------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................   26,995,305    41,537,335
   Net realized gain distribution from the Portfolios.................   41,428,490    35,818,254
                                                                       ------------  ------------
  Net realized gain (loss) on investments.............................   68,423,795    77,355,589
                                                                       ------------  ------------

  Net change in unrealized appreciation (depreciation) of investments.  (96,853,923)  (47,306,591)
                                                                       ------------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................  (28,430,128)   30,048,998
                                                                       ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....... $(31,569,658) $ 22,664,406
                                                                       ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                  AXA 400 MANAGED
                                                                                                    VOLATILITY*
                                                                                            --------------------------
                                                                                                2015          2014
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $ (3,143,188) $ (3,707,511)
  Net realized gain (loss) on investments..................................................   20,776,517    20,148,316
  Net change in unrealized appreciation (depreciation) of investments......................  (32,301,151)    7,700,904
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................  (14,667,822)   24,141,709
                                                                                            ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    1,010,100     1,658,369
  Transfers between Variable Investment Options including guaranteed interest account, net.    3,848,242   (11,446,277)
  Redemptions for contract benefits and terminations.......................................  (24,384,881)  (34,142,672)
  Contract maintenance charges.............................................................   (4,695,729)   (4,544,236)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (24,222,268)  (48,474,816)
                                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............       (2,996)       (7,501)
                                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................  (38,893,086)  (24,340,608)
NET ASSETS -- BEGINNING OF YEAR............................................................  339,771,642   364,112,250
                                                                                            ------------  ------------

NET ASSETS -- END OF YEAR.................................................................. $300,878,556  $339,771,642
                                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................        2,242         1,599
  Redeemed.................................................................................       (4,287)       (5,801)
                                                                                            ------------  ------------
  Net Increase (Decrease)..................................................................       (2,045)       (4,202)
                                                                                            ============  ============

                                                                                                 AXA 2000 MANAGED
                                                                                                    VOLATILITY*
                                                                                            --------------------------
                                                                                                2015          2014
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $ (6,046,196) $ (7,897,059)
  Net realized gain (loss) on investments..................................................   22,673,923    29,883,331
  Net change in unrealized appreciation (depreciation) of investments......................  (51,206,783)   (8,885,386)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................  (34,579,056)   13,100,886
                                                                                            ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    1,752,965     2,619,338
  Transfers between Variable Investment Options including guaranteed interest account, net.   (7,351,758)  (28,405,055)
  Redemptions for contract benefits and terminations.......................................  (42,412,144)  (59,056,073)
  Contract maintenance charges.............................................................   (7,532,623)   (7,590,075)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (55,543,560)  (92,431,865)
                                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............       (2,932)           --
                                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................  (90,125,548)  (79,330,979)
NET ASSETS -- BEGINNING OF YEAR............................................................  587,169,097   666,500,076
                                                                                            ------------  ------------

NET ASSETS -- END OF YEAR.................................................................. $497,043,549  $587,169,097
                                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................        1,358         1,120
  Redeemed.................................................................................       (5,910)       (8,989)
                                                                                            ------------  ------------
  Net Increase (Decrease)..................................................................       (4,552)       (7,869)
                                                                                            ============  ============

                                                                                                    AXA AGGRESSIVE
                                                                                                      ALLOCATION*
                                                                                            ------------------------------
                                                                                                 2015            2014
                                                                                            --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $  (15,535,608) $      509,879
  Net realized gain (loss) on investments..................................................    197,208,852     276,121,948
  Net change in unrealized appreciation (depreciation) of investments......................   (264,058,334)   (192,172,898)
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from operations..........................    (82,385,090)     84,458,929
                                                                                            --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      9,081,701      22,261,645
  Transfers between Variable Investment Options including guaranteed interest account, net.    (10,511,322)    (29,647,474)
  Redemptions for contract benefits and terminations.......................................   (152,525,167)   (278,727,540)
  Contract maintenance charges.............................................................    (41,952,709)    (41,152,671)
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (195,907,497)   (327,266,040)
                                                                                            --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............            (76)             --
                                                                                            --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..........................................................   (278,292,663)   (242,807,111)
NET ASSETS -- BEGINNING OF YEAR............................................................  2,734,823,170   2,977,630,281
                                                                                            --------------  --------------

NET ASSETS -- END OF YEAR.................................................................. $2,456,530,507  $2,734,823,170
                                                                                            ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................          3,820           5,115
  Redeemed.................................................................................        (15,960)        (25,911)
                                                                                            --------------  --------------
  Net Increase (Decrease)..................................................................        (12,140)        (20,796)
                                                                                            ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                                                                              AXA BALANCED STRATEGY*
                                                                                            --------------------------
                                                                                                2015          2014
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $ (2,214,564) $ (1,677,638)
  Net realized gain (loss) on investments..................................................   13,357,366    18,826,703
  Net change in unrealized appreciation (depreciation) of investments......................  (20,407,121)   (2,465,702)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................   (9,264,319)   14,683,363
                                                                                            ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      220,895       236,689
  Transfers between Variable Investment Options including guaranteed interest account, net.   (4,200,612)     (180,611)
  Redemptions for contract benefits and terminations.......................................  (30,563,043)  (30,442,267)
  Contract maintenance charges.............................................................   (7,057,996)   (7,141,603)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (41,600,756)  (37,527,792)
                                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............         (619)           --
                                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................  (50,865,694)  (22,844,429)
NET ASSETS -- BEGINNING OF YEAR............................................................  500,184,987   523,029,416
                                                                                            ------------  ------------

NET ASSETS -- END OF YEAR.................................................................. $449,319,293  $500,184,987
                                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................          366           577
  Redeemed.................................................................................       (3,232)       (3,216)
                                                                                            ------------  ------------
  Net Increase (Decrease)..................................................................       (2,866)       (2,639)
                                                                                            ============  ============

                                                                                                   AXA CONSERVATIVE
                                                                                                      ALLOCATION*
                                                                                            ------------------------------
                                                                                                 2015            2014
                                                                                            --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $   (8,964,152) $   (9,846,306)
  Net realized gain (loss) on investments..................................................     16,992,556      40,680,626
  Net change in unrealized appreciation (depreciation) of investments......................    (28,755,102)    (14,909,120)
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from operations..........................    (20,726,698)     15,925,200
                                                                                            --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................     10,041,214      19,331,128
  Transfers between Variable Investment Options including guaranteed interest account, net.     29,546,926     (38,798,351)
  Redemptions for contract benefits and terminations.......................................   (126,832,727)   (217,785,250)
  Contract maintenance charges.............................................................    (21,990,674)    (22,546,776)
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (109,235,261)   (259,799,249)
                                                                                            --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............            (17)             --
                                                                                            --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..........................................................   (129,961,976)   (243,874,049)
NET ASSETS -- BEGINNING OF YEAR............................................................  1,329,919,221   1,573,793,270
                                                                                            --------------  --------------

NET ASSETS -- END OF YEAR.................................................................. $1,199,957,245  $1,329,919,221
                                                                                            ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................         15,003          10,872
  Redeemed.................................................................................        (23,652)        (31,540)
                                                                                            --------------  --------------
  Net Increase (Decrease)..................................................................         (8,649)        (20,668)
                                                                                            ==============  ==============

                                                                                                 AXA CONSERVATIVE
                                                                                                 GROWTH STRATEGY*
                                                                                            --------------------------
                                                                                                2015          2014
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $ (1,080,933) $ (1,044,549)
  Net realized gain (loss) on investments..................................................    5,441,960     7,440,218
  Net change in unrealized appreciation (depreciation) of investments......................   (7,961,090)   (1,480,558)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................   (3,600,063)    4,915,111
                                                                                            ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      401,655       296,442
  Transfers between Variable Investment Options including guaranteed interest account, net.   (1,561,740)   (6,244,621)
  Redemptions for contract benefits and terminations.......................................  (14,496,432)  (14,009,811)
  Contract maintenance charges.............................................................   (2,830,009)   (2,976,460)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (18,486,526)  (22,934,450)
                                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............         (441)           --
                                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................  (22,087,030)  (18,019,339)
NET ASSETS -- BEGINNING OF YEAR............................................................  207,403,913   225,423,252
                                                                                            ------------  ------------

NET ASSETS -- END OF YEAR.................................................................. $185,316,883  $207,403,913
                                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................          561           408
  Redeemed.................................................................................       (1,909)       (2,106)
                                                                                            ------------  ------------
  Net Increase (Decrease)..................................................................       (1,348)       (1,698)
                                                                                            ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                 AXA CONSERVATIVE
                                                                                                     STRATEGY*
                                                                                            --------------------------
                                                                                                2015          2014
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $   (739,185) $   (937,794)
  Net realized gain (loss) on investments..................................................    1,688,628     2,595,058
  Net change in unrealized appreciation (depreciation) of investments......................   (2,686,154)     (142,103)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................   (1,736,711)    1,515,161
                                                                                            ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      212,796       706,862
  Transfers between Variable Investment Options including guaranteed interest account, net.    2,997,788    (6,205,933)
  Redemptions for contract benefits and terminations.......................................   (8,647,828)   (8,284,212)
  Contract maintenance charges.............................................................   (1,714,342)   (1,764,591)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (7,151,586)  (15,547,874)
                                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............         (223)           --
                                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................   (8,888,520)  (14,032,713)
NET ASSETS -- BEGINNING OF YEAR............................................................  118,592,434   132,625,147
                                                                                            ------------  ------------

NET ASSETS -- END OF YEAR.................................................................. $109,703,914  $118,592,434
                                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................        1,335         1,299
  Redeemed.................................................................................       (1,935)       (2,597)
                                                                                            ------------  ------------
  Net Increase (Decrease)..................................................................         (600)       (1,298)
                                                                                            ============  ============

                                                                                                 AXA CONSERVATIVE-PLUS
                                                                                                      ALLOCATION*
                                                                                            ------------------------------
                                                                                                 2015            2014
                                                                                            --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $   (8,676,414) $   (7,739,465)
  Net realized gain (loss) on investments..................................................     57,269,307      92,482,333
  Net change in unrealized appreciation (depreciation) of investments......................    (73,214,174)    (62,067,223)
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from operations..........................    (24,621,281)     22,675,645
                                                                                            --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      9,285,727      12,296,202
  Transfers between Variable Investment Options including guaranteed interest account, net.    (23,576,409)    (38,648,776)
  Redemptions for contract benefits and terminations.......................................   (121,702,612)   (177,437,742)
  Contract maintenance charges.............................................................    (19,437,537)    (20,288,602)
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (155,430,831)   (224,078,918)
                                                                                            --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............            (30)             --
                                                                                            --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..........................................................   (180,052,142)   (201,403,273)
NET ASSETS -- BEGINNING OF YEAR............................................................  1,324,069,337   1,525,472,610
                                                                                            --------------  --------------

NET ASSETS -- END OF YEAR.................................................................. $1,144,017,195  $1,324,069,337
                                                                                            ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................          5,356           4,914
  Redeemed.................................................................................        (16,812)        (21,593)
                                                                                            --------------  --------------
  Net Increase (Decrease)..................................................................        (11,456)        (16,679)
                                                                                            ==============  ==============

                                                                                                   AXA GLOBAL EQUITY
                                                                                                  MANAGED VOLATILITY*
                                                                                            ------------------------------
                                                                                                 2015            2014
                                                                                            --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $   (6,235,375) $   (6,311,221)
  Net realized gain (loss) on investments..................................................     41,130,651      38,693,540
  Net change in unrealized appreciation (depreciation) of investments......................    (63,924,085)    (28,835,777)
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from operations..........................    (29,028,809)      3,546,542
                                                                                            --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      3,356,591       6,848,677
  Transfers between Variable Investment Options including guaranteed interest account, net.    (28,103,032)    (45,301,947)
  Redemptions for contract benefits and terminations.......................................    (68,991,778)   (113,144,280)
  Contract maintenance charges.............................................................    (15,572,033)    (16,251,813)
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (109,310,252)   (167,849,363)
                                                                                            --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............             --         (67,500)
                                                                                            --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..........................................................   (138,339,061)   (164,370,321)
NET ASSETS -- BEGINNING OF YEAR............................................................  1,061,903,719   1,226,274,040
                                                                                            --------------  --------------

NET ASSETS -- END OF YEAR.................................................................. $  923,564,658  $1,061,903,719
                                                                                            ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................            717             701
  Redeemed.................................................................................         (5,006)         (7,301)
                                                                                            --------------  --------------
  Net Increase (Decrease)..................................................................         (4,289)         (6,600)
                                                                                            ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014



                                                                                               AXA GROWTH STRATEGY*
                                                                                            --------------------------
                                                                                                2015          2014
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $ (2,685,291) $ (1,071,947)
  Net realized gain (loss) on investments..................................................   24,339,451    38,011,264
  Net change in unrealized appreciation (depreciation) of investments......................  (39,697,740)   (5,309,396)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................  (18,043,580)   31,629,921
                                                                                            ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      852,585     1,798,080
  Transfers between Variable Investment Options including guaranteed interest account, net.   10,655,559     9,612,045
  Redemptions for contract benefits and terminations.......................................  (42,154,111)  (46,752,147)
  Contract maintenance charges.............................................................  (11,697,742)  (11,292,011)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (42,343,709)  (46,634,033)
                                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............         (949)           --
                                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................  (60,388,238)  (15,004,112)
NET ASSETS -- BEGINNING OF YEAR............................................................  790,230,994   805,235,106
                                                                                            ------------  ------------

NET ASSETS -- END OF YEAR.................................................................. $729,842,756  $790,230,994
                                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................          930         1,317
  Redeemed.................................................................................       (3,513)       (4,241)
                                                                                            ------------  ------------
  Net Increase (Decrease)..................................................................       (2,583)       (2,924)
                                                                                            ============  ============

                                                                                                   AXA INTERNATIONAL
                                                                                                     CORE MANAGED
                                                                                                      VOLATILITY*
                                                                                            ------------------------------
                                                                                                 2015            2014
                                                                                            --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $  (15,483,676) $   (2,857,340)
  Net realized gain (loss) on investments..................................................     12,189,523        (994,461)
  Net change in unrealized appreciation (depreciation) of investments......................    (55,021,800)    (88,077,366)
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from operations..........................    (58,315,953)    (91,929,167)
                                                                                            --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      4,161,936       7,011,867
  Transfers between Variable Investment Options including guaranteed interest account, net.      8,179,600     (21,145,103)
  Redemptions for contract benefits and terminations.......................................    (75,591,586)   (116,415,166)
  Contract maintenance charges.............................................................    (16,213,747)    (17,318,045)
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    (79,463,797)   (147,866,447)
                                                                                            --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............             --              --
                                                                                            --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..........................................................   (137,779,750)   (239,795,614)
NET ASSETS -- BEGINNING OF YEAR............................................................  1,114,023,335   1,353,818,949
                                                                                            --------------  --------------

NET ASSETS -- END OF YEAR.................................................................. $  976,243,585  $1,114,023,335
                                                                                            ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................          1,902           1,703
  Redeemed.................................................................................         (7,495)        (11,328)
                                                                                            --------------  --------------
  Net Increase (Decrease)..................................................................         (5,593)         (9,625)
                                                                                            ==============  ==============

                                                                                              AXA INTERNATIONAL VALUE
                                                                                                MANAGED VOLATILITY*
                                                                                            --------------------------
                                                                                                2015          2014
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $ (6,926,554) $    584,286
  Net realized gain (loss) on investments..................................................   (4,929,679)   (9,870,747)
  Net change in unrealized appreciation (depreciation) of investments......................  (10,008,781)  (38,505,228)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................  (21,865,014)  (47,791,689)
                                                                                            ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    2,377,950     3,665,164
  Transfers between Variable Investment Options including guaranteed interest account, net.   16,174,165     9,567,142
  Redemptions for contract benefits and terminations.......................................  (36,212,369)  (54,405,563)
  Contract maintenance charges.............................................................   (6,865,576)   (7,183,302)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (24,525,830)  (48,356,559)
                                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............           --            --
                                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................  (46,390,844)  (96,148,248)
NET ASSETS -- BEGINNING OF YEAR............................................................  505,927,009   602,075,257
                                                                                            ------------  ------------

NET ASSETS -- END OF YEAR.................................................................. $459,536,165  $505,927,009
                                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................        1,632         1,571
  Redeemed.................................................................................       (3,028)       (4,292)
                                                                                            ------------  ------------
  Net Increase (Decrease)..................................................................       (1,396)       (2,721)
                                                                                            ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                  AXA LARGE CAP CORE
                                                                                                  MANAGED VOLATILITY*
                                                                                            ------------------------------
                                                                                                 2015            2014
                                                                                            --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $   (9,607,462) $  (10,114,333)
  Net realized gain (loss) on investments..................................................     61,891,198     111,849,496
  Net change in unrealized appreciation (depreciation) of investments......................    (69,077,246)     66,871,675
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from operations..........................    (16,793,510)    168,606,838
                                                                                            --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      6,339,130       7,564,514
  Transfers between Variable Investment Options including guaranteed interest account, net.    (34,761,009)    (60,272,913)
  Redemptions for contract benefits and terminations.......................................   (132,214,661)   (169,304,710)
  Contract maintenance charges.............................................................    (22,449,238)    (22,247,829)
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (183,085,778)   (244,260,938)
                                                                                            --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............           (511)       (333,500)
                                                                                            --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..........................................................   (199,879,799)    (75,987,600)
NET ASSETS -- BEGINNING OF YEAR............................................................  1,780,150,233   1,856,137,833
                                                                                            --------------  --------------

NET ASSETS -- END OF YEAR.................................................................. $1,580,270,434  $1,780,150,233
                                                                                            ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................          1,132           1,107
  Redeemed.................................................................................        (12,557)        (17,227)
                                                                                            --------------  --------------
  Net Increase (Decrease)..................................................................        (11,425)        (16,120)
                                                                                            ==============  ==============

                                                                                                 AXA LARGE CAP GROWTH
                                                                                                  MANAGED VOLATILITY*
                                                                                            ------------------------------
                                                                                                 2015            2014
                                                                                            --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $  (38,656,197) $  (43,775,992)
  Net realized gain (loss) on investments..................................................    271,625,762     147,544,541
  Net change in unrealized appreciation (depreciation) of investments......................   (148,284,079)    201,359,018
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from operations..........................     84,685,486     305,127,567
                                                                                            --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................     10,786,418      14,085,454
  Transfers between Variable Investment Options including guaranteed interest account, net.   (135,579,094)   (177,623,396)
  Redemptions for contract benefits and terminations.......................................   (242,894,302)   (326,490,441)
  Contract maintenance charges.............................................................    (45,586,913)    (45,135,874)
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (413,273,891)   (535,164,257)
                                                                                            --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............           (996)             --
                                                                                            --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..........................................................   (328,589,401)   (230,036,690)
NET ASSETS -- BEGINNING OF YEAR............................................................  3,367,157,680   3,597,194,370
                                                                                            --------------  --------------

NET ASSETS -- END OF YEAR.................................................................. $3,038,568,279  $3,367,157,680
                                                                                            ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................          1,152           1,562
  Redeemed.................................................................................        (19,359)        (27,429)
                                                                                            --------------  --------------
  Net Increase (Decrease)..................................................................        (18,207)        (25,867)
                                                                                            ==============  ==============

                                                                                                  AXA LARGE CAP VALUE
                                                                                                  MANAGED VOLATILITY*
                                                                                            ------------------------------
                                                                                                 2015            2014
                                                                                            --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $    2,536,715  $   (4,903,376)
  Net realized gain (loss) on investments..................................................     58,594,531      28,049,136
  Net change in unrealized appreciation (depreciation) of investments......................   (220,665,370)    298,912,370
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from operations..........................   (159,534,124)    322,058,130
                                                                                            --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      9,779,688      14,129,283
  Transfers between Variable Investment Options including guaranteed interest account, net.    (85,721,686)   (127,809,515)
  Redemptions for contract benefits and terminations.......................................   (226,005,049)   (311,039,680)
  Contract maintenance charges.............................................................    (39,554,193)    (40,673,648)
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (341,501,240)   (465,393,560)
                                                                                            --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............       (450,768)             --
                                                                                            --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..........................................................   (501,486,132)   (143,335,430)
NET ASSETS -- BEGINNING OF YEAR............................................................  3,178,498,033   3,321,833,463
                                                                                            --------------  --------------

NET ASSETS -- END OF YEAR.................................................................. $2,677,011,901  $3,178,498,033
                                                                                            ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................            825           1,654
  Redeemed.................................................................................        (20,861)        (30,337)
                                                                                            --------------  --------------
  Net Increase (Decrease)..................................................................        (20,036)        (28,683)
                                                                                            ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                   AXA MID CAP VALUE
                                                                                                  MANAGED VOLATILITY*
                                                                                            ------------------------------
                                                                                                 2015            2014
                                                                                            --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $   (9,896,606) $  (12,985,844)
  Net realized gain (loss) on investments..................................................     66,128,038      55,994,494
  Net change in unrealized appreciation (depreciation) of investments......................   (120,265,925)     83,771,879
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from operations..........................    (64,034,493)    126,780,529
                                                                                            --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      4,819,965       7,612,028
  Transfers between Variable Investment Options including guaranteed interest account, net.    (27,996,828)    (18,851,511)
  Redemptions for contract benefits and terminations.......................................    (98,237,559)   (137,260,220)
  Contract maintenance charges.............................................................    (19,194,211)    (19,191,161)
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (140,608,633)   (167,690,864)
                                                                                            --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............           (401)             --
                                                                                            --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..........................................................   (204,643,527)    (40,910,335)
NET ASSETS -- BEGINNING OF YEAR............................................................  1,427,183,582   1,468,093,917
                                                                                            --------------  --------------

NET ASSETS -- END OF YEAR.................................................................. $1,222,540,055  $1,427,183,582
                                                                                            ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................            936           2,048
  Redeemed.................................................................................         (7,153)         (9,886)
                                                                                            --------------  --------------
  Net Increase (Decrease)..................................................................         (6,217)         (7,838)
                                                                                            ==============  ==============

                                                                                               AXA MODERATE ALLOCATION*
                                                                                            ------------------------------
                                                                                                 2015            2014
                                                                                            --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $  (38,619,142) $  (27,251,338)
  Net realized gain (loss) on investments..................................................    141,315,874     200,819,477
  Net change in unrealized appreciation (depreciation) of investments......................   (225,533,943)    (81,564,491)
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from operations..........................   (122,837,211)     92,003,648
                                                                                            --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................     30,292,861      48,855,958
  Transfers between Variable Investment Options including guaranteed interest account, net.    (97,056,173)    (54,714,267)
  Redemptions for contract benefits and terminations.......................................   (476,756,798)   (725,714,915)
  Contract maintenance charges.............................................................    (86,688,029)    (89,344,633)
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (630,208,139)   (820,917,857)
                                                                                            --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............            (35)             --
                                                                                            --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..........................................................   (753,045,385)   (728,914,209)
NET ASSETS -- BEGINNING OF YEAR............................................................  5,896,184,195   6,625,098,404
                                                                                            --------------  --------------

NET ASSETS -- END OF YEAR.................................................................. $5,143,138,810  $5,896,184,195
                                                                                            ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................          1,783           2,806
  Redeemed.................................................................................        (37,291)        (50,655)
                                                                                            --------------  --------------
  Net Increase (Decrease)..................................................................        (35,508)        (47,849)
                                                                                            ==============  ==============

                                                                                                AXA MODERATE GROWTH
                                                                                                     STRATEGY*
                                                                                            --------------------------
                                                                                                2015          2014
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $ (3,688,651) $ (2,457,881)
  Net realized gain (loss) on investments..................................................   29,336,308    40,288,094
  Net change in unrealized appreciation (depreciation) of investments......................  (44,587,472)   (5,127,775)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................  (18,939,815)   32,702,438
                                                                                            ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      887,183     1,504,670
  Transfers between Variable Investment Options including guaranteed interest account, net.   (6,862,004)   (2,134,660)
  Redemptions for contract benefits and terminations.......................................  (51,882,181)  (53,742,298)
  Contract maintenance charges.............................................................  (13,487,310)  (13,475,196)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (71,344,312)  (67,847,484)
                                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............         (723)           --
                                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................  (90,284,850)  (35,145,046)
NET ASSETS -- BEGINNING OF YEAR............................................................  936,339,765   971,484,811
                                                                                            ------------  ------------

NET ASSETS -- END OF YEAR.................................................................. $846,054,915  $936,339,765
                                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................          419           608
  Redeemed.................................................................................       (4,955)       (5,015)
                                                                                            ------------  ------------
  Net Increase (Decrease)..................................................................       (4,536)       (4,407)
                                                                                            ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                    AXA MODERATE-PLUS
                                                                                                       ALLOCATION*
                                                                                            --------------------------------
                                                                                                  2015             2014
                                                                                            ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $   (55,214,135) $   (22,330,267)
  Net realized gain (loss) on investments..................................................     218,313,410      467,920,441
  Net change in unrealized appreciation (depreciation) of investments......................    (387,545,898)    (245,575,235)
                                                                                            ---------------  ---------------

  Net increase (decrease) in net assets resulting from operations..........................    (224,446,623)     200,014,939
                                                                                            ---------------  ---------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      37,338,143       76,319,725
  Transfers between Variable Investment Options including guaranteed interest account, net.    (122,445,850)    (118,343,028)
  Redemptions for contract benefits and terminations.......................................    (627,133,826)    (974,663,019)
  Contract maintenance charges.............................................................    (137,860,993)    (139,079,361)
                                                                                            ---------------  ---------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    (850,102,526)  (1,155,765,683)
                                                                                            ---------------  ---------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............             (53)              --
                                                                                            ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS..........................................................  (1,074,549,202)    (955,750,744)
NET ASSETS -- BEGINNING OF YEAR............................................................   8,998,700,254    9,954,450,998
                                                                                            ---------------  ---------------

NET ASSETS -- END OF YEAR.................................................................. $ 7,924,151,052  $ 8,998,700,254
                                                                                            ===============  ===============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................           2,599            2,991
  Redeemed.................................................................................         (56,618)         (77,662)
                                                                                            ---------------  ---------------
  Net Increase (Decrease)..................................................................         (54,019)         (74,671)
                                                                                            ===============  ===============

                                                                                               AXA/AB SHORT DURATION
                                                                                                  GOVERNMENT BOND*
                                                                                            ---------------------------
                                                                                                2015           2014
                                                                                            ------------  -------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $(10,225,291) $ (11,810,879)
  Net realized gain (loss) on investments..................................................   (1,337,499)    (1,002,141)
  Net change in unrealized appreciation (depreciation) of investments......................   (1,755,887)    (3,050,979)
                                                                                            ------------  -------------

  Net increase (decrease) in net assets resulting from operations..........................  (13,318,677)   (15,863,999)
                                                                                            ------------  -------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    4,354,116      7,349,257
  Transfers between Variable Investment Options including guaranteed interest account, net.   (1,944,822)   (10,811,084)
  Redemptions for contract benefits and terminations.......................................  (57,949,236)   (99,941,698)
  Contract maintenance charges.............................................................  (11,441,041)   (12,251,136)
                                                                                            ------------  -------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (66,980,983)  (115,654,661)
                                                                                            ------------  -------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............           --             --
                                                                                            ------------  -------------

INCREASE (DECREASE) IN NET ASSETS..........................................................  (80,299,660)  (131,518,660)
NET ASSETS -- BEGINNING OF YEAR............................................................  723,731,427    855,250,087
                                                                                            ------------  -------------

NET ASSETS -- END OF YEAR.................................................................. $643,431,767  $ 723,731,427
                                                                                            ============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................        5,783          5,869
  Redeemed.................................................................................      (12,784)       (17,721)
                                                                                            ------------  -------------
  Net Increase (Decrease)..................................................................       (7,001)       (11,852)
                                                                                            ============  =============

                                                                                                 AXA/AB SMALL CAP
                                                                                                      GROWTH*
                                                                                            --------------------------
                                                                                                2015          2014
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $ (7,287,054) $ (7,493,358)
  Net realized gain (loss) on investments..................................................   74,400,754    90,489,382
  Net change in unrealized appreciation (depreciation) of investments......................  (88,772,895)  (73,799,855)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................  (21,659,195)    9,196,169
                                                                                            ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    1,414,596     1,859,095
  Transfers between Variable Investment Options including guaranteed interest account, net.   10,407,121   (21,908,839)
  Redemptions for contract benefits and terminations.......................................  (36,008,098)  (50,740,193)
  Contract maintenance charges.............................................................   (6,998,095)   (6,714,630)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (31,184,476)  (77,504,567)
                                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............         (165)           --
                                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................  (52,843,836)  (68,308,398)
NET ASSETS -- BEGINNING OF YEAR............................................................  521,919,814   590,228,212
                                                                                            ------------  ------------

NET ASSETS -- END OF YEAR.................................................................. $469,075,978  $521,919,814
                                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................        1,269         1,307
  Redeemed.................................................................................       (2,406)       (4,348)
                                                                                            ------------  ------------
  Net Increase (Decrease)..................................................................       (1,137)       (3,041)
                                                                                            ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                                                                               AXA/FRANKLIN BALANCED
                                                                                                MANAGED VOLATILITY*
                                                                                            ---------------------------
                                                                                                 2015          2014
                                                                                            -------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $   5,601,135  $  7,097,197
  Net realized gain (loss) on investments..................................................    45,107,160    32,425,584
  Net change in unrealized appreciation (depreciation) of investments......................   (86,190,457)   (5,857,167)
                                                                                            -------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................   (35,482,162)   33,665,614
                                                                                            -------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................     4,641,455     9,436,882
  Transfers between Variable Investment Options including guaranteed interest account, net.   (25,179,365)  157,314,869
  Redemptions for contract benefits and terminations.......................................   (60,683,389)  (88,614,781)
  Contract maintenance charges.............................................................   (13,257,173)  (12,445,230)
                                                                                            -------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (94,478,472)   65,691,740
                                                                                            -------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............        41,381            --
                                                                                            -------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................  (129,919,253)   99,357,354
NET ASSETS -- BEGINNING OF YEAR............................................................   844,457,331   745,099,977
                                                                                            -------------  ------------

NET ASSETS -- END OF YEAR.................................................................. $ 714,538,078  $844,457,331
                                                                                            =============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................         5,845        13,686
  Redeemed.................................................................................       (13,485)       (8,546)
                                                                                            -------------  ------------
  Net Increase (Decrease)..................................................................        (7,640)        5,140
                                                                                            =============  ============

                                                                                              AXA/FRANKLIN SMALL CAP
                                                                                                   VALUE MANAGED
                                                                                                    VOLATILITY*
                                                                                            --------------------------
                                                                                                2015          2014
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $ (1,604,246) $ (2,090,060)
  Net realized gain (loss) on investments..................................................   10,032,662    15,197,258
  Net change in unrealized appreciation (depreciation) of investments......................  (18,549,924)  (12,812,357)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................  (10,121,508)      294,841
                                                                                            ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      626,718       790,660
  Transfers between Variable Investment Options including guaranteed interest account, net.      631,144    (9,107,102)
  Redemptions for contract benefits and terminations.......................................   (8,899,011)  (14,603,328)
  Contract maintenance charges.............................................................   (2,148,158)   (2,174,098)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (9,789,307)  (25,093,868)
                                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............       (1,819)           --
                                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................  (19,912,634)  (24,799,027)
NET ASSETS -- BEGINNING OF YEAR............................................................  133,465,518   158,264,545
                                                                                            ------------  ------------

NET ASSETS -- END OF YEAR.................................................................. $113,552,884  $133,465,518
                                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................        1,174         1,040
  Redeemed.................................................................................       (1,911)       (2,916)
                                                                                            ------------  ------------
  Net Increase (Decrease)..................................................................         (737)       (1,876)
                                                                                            ============  ============

                                                                                                AXA/FRANKLIN TEMPLETON
                                                                                                  ALLOCATION MANAGED
                                                                                                      VOLATILITY*
                                                                                            ------------------------------
                                                                                                 2015            2014
                                                                                            --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $   (4,239,657) $    1,681,045
  Net realized gain (loss) on investments..................................................     40,009,626      46,588,374
  Net change in unrealized appreciation (depreciation) of investments......................    (89,696,732)      3,493,855
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from operations..........................    (53,926,763)     51,763,274
                                                                                            --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      9,238,482      10,265,627
  Transfers between Variable Investment Options including guaranteed interest account, net.      5,551,366      47,017,482
  Redemptions for contract benefits and terminations.......................................   (103,382,351)   (157,561,543)
  Contract maintenance charges.............................................................    (20,510,407)    (19,747,273)
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (109,102,910)   (120,025,707)
                                                                                            --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............         69,637              --
                                                                                            --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..........................................................   (162,960,036)    (68,262,433)
NET ASSETS -- BEGINNING OF YEAR............................................................  1,346,596,647   1,414,859,080
                                                                                            --------------  --------------

NET ASSETS -- END OF YEAR.................................................................. $1,183,636,611  $1,346,596,647
                                                                                            ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................          4,031           5,701
  Redeemed.................................................................................        (14,146)        (16,999)
                                                                                            --------------  --------------
  Net Increase (Decrease)..................................................................        (10,115)        (11,298)
                                                                                            ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                                               AXA/MUTUAL LARGE CAP
                                                                                                  EQUITY MANAGED
                                                                                                    VOLATILITY*
                                                                                            --------------------------
                                                                                                2015          2014
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $    508,345  $    516,600
  Net realized gain (loss) on investments..................................................    9,189,055     7,928,189
  Net change in unrealized appreciation (depreciation) of investments......................  (16,509,981)    6,926,585
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................   (6,812,581)   15,371,374
                                                                                            ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    1,078,723     1,883,019
  Transfers between Variable Investment Options including guaranteed interest account, net.   (3,791,249)     (514,708)
  Redemptions for contract benefits and terminations.......................................  (15,183,014)  (22,208,674)
  Contract maintenance charges.............................................................   (3,181,427)   (3,157,970)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (21,076,967)  (23,998,333)
                                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............       (2,838)           --
                                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................  (27,892,386)   (8,626,959)
NET ASSETS -- BEGINNING OF YEAR............................................................  198,580,291   207,207,250
                                                                                            ------------  ------------

NET ASSETS -- END OF YEAR.................................................................. $170,687,905  $198,580,291
                                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................          602           930
  Redeemed.................................................................................       (2,231)       (2,883)
                                                                                            ------------  ------------
  Net Increase (Decrease)..................................................................       (1,629)       (1,953)
                                                                                            ============  ============

                                                                                               AXA/TEMPLETON GLOBAL
                                                                                                  EQUITY MANAGED
                                                                                                    VOLATILITY*
                                                                                            --------------------------
                                                                                                2015          2014
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $ (4,610,270) $   (341,279)
  Net realized gain (loss) on investments..................................................   11,360,572    10,094,676
  Net change in unrealized appreciation (depreciation) of investments......................  (19,419,982)  (11,705,305)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................  (12,669,680)   (1,951,908)
                                                                                            ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    1,545,425     2,053,648
  Transfers between Variable Investment Options including guaranteed interest account, net.   17,699,959    40,601,731
  Redemptions for contract benefits and terminations.......................................  (21,187,931)  (27,988,966)
  Contract maintenance charges.............................................................   (5,133,612)   (4,729,236)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (7,076,159)    9,937,177
                                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............          999            --
                                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................  (19,744,840)    7,985,269
NET ASSETS -- BEGINNING OF YEAR............................................................  302,579,353   294,594,084
                                                                                            ------------  ------------

NET ASSETS -- END OF YEAR.................................................................. $282,834,513  $302,579,353
                                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................        3,183         4,612
  Redeemed.................................................................................       (3,864)       (3,801)
                                                                                            ------------  ------------
  Net Increase (Decrease)..................................................................         (681)          811
                                                                                            ============  ============

                                                                                               EQ/CALVERT SOCIALLY
                                                                                                   RESPONSIBLE*
                                                                                            -------------------------
                                                                                                2015          2014
                                                                                            ------------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $   (364,946) $  (444,155)
  Net realized gain (loss) on investments..................................................   17,691,645    9,810,077
  Net change in unrealized appreciation (depreciation) of investments......................  (17,889,220)  (1,695,211)
                                                                                            ------------  -----------

  Net increase (decrease) in net assets resulting from operations..........................     (562,521)   7,670,711
                                                                                            ------------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      149,826    1,104,642
  Transfers between Variable Investment Options including guaranteed interest account, net.    3,887,818    3,486,692
  Redemptions for contract benefits and terminations.......................................   (5,348,989)  (6,013,181)
  Contract maintenance charges.............................................................   (1,053,454)    (863,657)
                                                                                            ------------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (2,364,799)  (2,285,504)
                                                                                            ------------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............           --         (299)
                                                                                            ------------  -----------

INCREASE (DECREASE) IN NET ASSETS..........................................................   (2,927,320)   5,384,908
NET ASSETS -- BEGINNING OF YEAR............................................................   73,752,840   68,367,932
                                                                                            ------------  -----------

NET ASSETS -- END OF YEAR.................................................................. $ 70,825,520  $73,752,840
                                                                                            ============  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................        1,480        1,484
  Redeemed.................................................................................       (1,626)      (1,665)
                                                                                            ------------  -----------
  Net Increase (Decrease)..................................................................         (146)        (181)
                                                                                            ============  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                                              EQ/COMMON STOCK INDEX*
                                                                                            --------------------------
                                                                                                2015          2014
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $   (791,817) $ (2,038,260)
  Net realized gain (loss) on investments..................................................   35,832,754    40,140,165
  Net change in unrealized appreciation (depreciation) of investments......................  (47,173,659)   50,485,086
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................  (12,132,722)   88,586,991
                                                                                            ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    4,245,571     4,501,995
  Transfers between Variable Investment Options including guaranteed interest account, net.    3,235,401    (6,140,398)
  Redemptions for contract benefits and terminations.......................................  (67,150,273)  (82,902,423)
  Contract maintenance charges.............................................................  (11,106,418)  (10,817,453)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (70,775,719)  (95,358,279)
                                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............           --            --
                                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................  (82,908,441)   (6,771,288)
NET ASSETS -- BEGINNING OF YEAR............................................................  903,334,630   910,105,918
                                                                                            ------------  ------------

NET ASSETS -- END OF YEAR.................................................................. $820,426,189  $903,334,630
                                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................          999         1,220
  Redeemed.................................................................................       (2,820)       (4,406)
                                                                                            ------------  ------------
  Net Increase (Decrease)..................................................................       (1,821)       (3,186)
                                                                                            ============  ============

                                                                                                  EQ/CORE BOND INDEX*
                                                                                            ------------------------------
                                                                                                 2015            2014
                                                                                            --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $     (562,446) $   (3,564,438)
  Net realized gain (loss) on investments..................................................      3,441,102      (5,530,074)
  Net change in unrealized appreciation (depreciation) of investments......................    (18,584,108)     25,901,495
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from operations..........................    (15,705,452)     16,806,983
                                                                                            --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      8,676,774      11,829,960
  Transfers between Variable Investment Options including guaranteed interest account, net.     27,438,040      32,493,076
  Redemptions for contract benefits and terminations.......................................   (136,415,233)   (185,536,880)
  Contract maintenance charges.............................................................    (22,569,939)    (22,658,051)
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (122,870,358)   (163,871,895)
                                                                                            --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............            (15)             --
                                                                                            --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..........................................................   (138,575,825)   (147,064,912)
NET ASSETS -- BEGINNING OF YEAR............................................................  1,665,058,473   1,812,123,385
                                                                                            --------------  --------------

NET ASSETS -- END OF YEAR.................................................................. $1,526,482,648  $1,665,058,473
                                                                                            ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................          8,933           8,213
  Redeemed.................................................................................        (19,222)        (22,015)
                                                                                            --------------  --------------
  Net Increase (Decrease)..................................................................        (10,289)        (13,802)
                                                                                            ==============  ==============

                                                                                                 EQ/EQUITY 500 INDEX*
                                                                                            ------------------------------
                                                                                                 2015            2014
                                                                                            --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $    2,146,313  $     (799,461)
  Net realized gain (loss) on investments..................................................    130,589,772     114,019,275
  Net change in unrealized appreciation (depreciation) of investments......................   (144,500,805)     69,414,164
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from operations..........................    (11,764,720)    182,633,978
                                                                                            --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      6,580,417       8,911,423
  Transfers between Variable Investment Options including guaranteed interest account, net.     67,037,178     120,009,196
  Redemptions for contract benefits and terminations.......................................   (128,744,378)   (152,762,412)
  Contract maintenance charges.............................................................    (22,891,406)    (19,930,946)
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    (78,018,189)    (43,772,739)
                                                                                            --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............           (184)             --
                                                                                            --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..........................................................    (89,783,093)    138,861,239
NET ASSETS -- BEGINNING OF YEAR............................................................  1,813,519,778   1,674,658,539
                                                                                            --------------  --------------

NET ASSETS -- END OF YEAR.................................................................. $1,723,736,685  $1,813,519,778
                                                                                            ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................          6,394           8,260
  Redeemed.................................................................................         (8,577)         (9,281)
                                                                                            --------------  --------------
  Net Increase (Decrease)..................................................................         (2,183)         (1,021)
                                                                                            ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                 EQ/GAMCO MERGERS
                                                                                                 AND ACQUISITIONS*
                                                                                            --------------------------
                                                                                                2015          2014
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $ (2,721,189) $ (3,041,531)
  Net realized gain (loss) on investments..................................................    9,587,839    11,144,464
  Net change in unrealized appreciation (depreciation) of investments......................   (4,638,320)   (7,929,860)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................    2,228,330       173,073
                                                                                            ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      546,198     1,325,176
  Transfers between Variable Investment Options including guaranteed interest account, net.   (8,889,461)    2,599,331
  Redemptions for contract benefits and terminations.......................................  (11,833,931)  (19,325,854)
  Contract maintenance charges.............................................................   (2,900,394)   (3,028,337)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (23,077,588)  (18,429,684)
                                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............          (46)           --
                                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................  (20,849,304)  (18,256,611)
NET ASSETS -- BEGINNING OF YEAR............................................................  195,706,430   213,963,041
                                                                                            ------------  ------------

NET ASSETS -- END OF YEAR.................................................................. $174,857,126  $195,706,430
                                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................          869         1,496
  Redeemed.................................................................................       (2,484)       (2,813)
                                                                                            ------------  ------------
  Net Increase (Decrease)..................................................................       (1,615)       (1,317)
                                                                                            ============  ============

                                                                                                EQ/GAMCO SMALL COMPANY
                                                                                                        VALUE*
                                                                                            -----------------------------
                                                                                                 2015           2014
                                                                                            -------------  --------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $  (8,999,707) $  (12,381,208)
  Net realized gain (loss) on investments..................................................   115,594,705     128,265,651
  Net change in unrealized appreciation (depreciation) of investments......................  (171,791,903)   (103,183,410)
                                                                                            -------------  --------------

  Net increase (decrease) in net assets resulting from operations..........................   (65,196,905)     12,701,033
                                                                                            -------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................     2,246,584       3,761,320
  Transfers between Variable Investment Options including guaranteed interest account, net.   (24,702,126)    (22,761,359)
  Redemptions for contract benefits and terminations.......................................   (59,334,309)    (98,417,317)
  Contract maintenance charges.............................................................   (13,938,959)    (14,264,722)
                                                                                            -------------  --------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (95,728,810)   (131,682,078)
                                                                                            -------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............          (357)             --
                                                                                            -------------  --------------

INCREASE (DECREASE) IN NET ASSETS..........................................................  (160,926,072)   (118,981,045)
NET ASSETS -- BEGINNING OF YEAR............................................................   996,250,516   1,115,231,561
                                                                                            -------------  --------------

NET ASSETS -- END OF YEAR.................................................................. $ 835,324,444  $  996,250,516
                                                                                            =============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................           479             861
  Redeemed.................................................................................        (2,137)         (3,182)
                                                                                            -------------  --------------
  Net Increase (Decrease)..................................................................        (1,658)         (2,321)
                                                                                            =============  ==============

                                                                                                  EQ/INTERMEDIATE
                                                                                                 GOVERNMENT BOND*
                                                                                            --------------------------
                                                                                                2015          2014
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $ (1,869,901) $ (2,544,832)
  Net realized gain (loss) on investments..................................................      911,248       757,944
  Net change in unrealized appreciation (depreciation) of investments......................   (1,190,614)    2,039,244
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................   (2,149,267)      252,356
                                                                                            ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    1,206,920     1,772,959
  Transfers between Variable Investment Options including guaranteed interest account, net.    8,575,805     6,428,080
  Redemptions for contract benefits and terminations.......................................  (19,240,020)  (32,248,235)
  Contract maintenance charges.............................................................   (3,084,839)   (3,179,231)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (12,542,134)  (27,226,427)
                                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............           (6)           --
                                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................  (14,691,407)  (26,974,071)
NET ASSETS -- BEGINNING OF YEAR............................................................  223,413,501   250,387,572
                                                                                            ------------  ------------

NET ASSETS -- END OF YEAR.................................................................. $208,722,094  $223,413,501
                                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................        2,603         2,800
  Redeemed.................................................................................       (3,312)       (4,700)
                                                                                            ------------  ------------
  Net Increase (Decrease)..................................................................         (709)       (1,900)
                                                                                            ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                 EQ/INTERNATIONAL
                                                                                                   EQUITY INDEX*
                                                                                            --------------------------
                                                                                                2015          2014
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $  6,443,847  $ 10,974,403
  Net realized gain (loss) on investments..................................................  (29,172,113)  (31,719,586)
  Net change in unrealized appreciation (depreciation) of investments......................   (4,470,591)  (36,212,276)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................  (27,198,857)  (56,957,459)
                                                                                            ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    3,383,507     4,594,662
  Transfers between Variable Investment Options including guaranteed interest account, net.   94,183,781    64,930,170
  Redemptions for contract benefits and terminations.......................................  (44,888,542)  (60,526,990)
  Contract maintenance charges.............................................................   (9,984,327)   (9,449,192)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   42,694,419      (451,350)
                                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............           --            --
                                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................   15,495,562   (57,408,809)
NET ASSETS -- BEGINNING OF YEAR............................................................  639,944,904   697,353,713
                                                                                            ------------  ------------

NET ASSETS -- END OF YEAR.................................................................. $655,440,466  $639,944,904
                                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................        6,901         4,696
  Redeemed.................................................................................       (3,953)       (4,660)
                                                                                            ------------  ------------
  Net Increase (Decrease)..................................................................        2,948            36
                                                                                            ============  ============

                                                                                                   EQ/LARGE CAP
                                                                                                   GROWTH INDEX*
                                                                                            --------------------------
                                                                                                2015          2014
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $ (3,499,789) $ (2,841,650)
  Net realized gain (loss) on investments..................................................   89,090,570   102,697,027
  Net change in unrealized appreciation (depreciation) of investments......................  (66,697,940)  (46,505,275)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................   18,892,841    53,350,102
                                                                                            ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    1,604,173     1,946,872
  Transfers between Variable Investment Options including guaranteed interest account, net.   78,612,536    47,370,639
  Redemptions for contract benefits and terminations.......................................  (44,809,059)  (49,368,201)
  Contract maintenance charges.............................................................   (7,926,401)   (6,367,722)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   27,481,249    (6,418,412)
                                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............       (4,976)           --
                                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................   46,369,114    46,931,690
NET ASSETS -- BEGINNING OF YEAR............................................................  563,372,978   516,441,288
                                                                                            ------------  ------------

NET ASSETS -- END OF YEAR.................................................................. $609,742,092  $563,372,978
                                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................        5,993         4,475
  Redeemed.................................................................................       (4,722)       (5,418)
                                                                                            ------------  ------------
  Net Increase (Decrease)..................................................................        1,271          (943)
                                                                                            ============  ============

                                                                                                   EQ/LARGE CAP
                                                                                                   VALUE INDEX*
                                                                                            --------------------------
                                                                                                2015          2014
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $  1,638,666  $    391,077
  Net realized gain (loss) on investments..................................................   38,439,507    32,696,025
  Net change in unrealized appreciation (depreciation) of investments......................  (66,573,850)   11,212,703
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................  (26,495,677)   44,299,805
                                                                                            ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    1,589,774     2,687,027
  Transfers between Variable Investment Options including guaranteed interest account, net.   11,018,901    72,576,108
  Redemptions for contract benefits and terminations.......................................  (30,752,693)  (38,294,521)
  Contract maintenance charges.............................................................   (6,850,024)   (6,100,457)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (24,994,042)   30,868,157
                                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............      (28,688)           --
                                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................  (51,518,407)   75,167,962
NET ASSETS -- BEGINNING OF YEAR............................................................  466,998,234   391,830,272
                                                                                            ------------  ------------

NET ASSETS -- END OF YEAR.................................................................. $415,479,827  $466,998,234
                                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................        4,762        11,507
  Redeemed.................................................................................       (7,448)       (8,145)
                                                                                            ------------  ------------
  Net Increase (Decrease)..................................................................       (2,686)        3,362
                                                                                            ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                                                                                 EQ/MID CAP INDEX*
                                                                                            --------------------------
                                                                                                2015          2014
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $ (5,440,827) $ (5,900,109)
  Net realized gain (loss) on investments..................................................   33,559,716    35,869,503
  Net change in unrealized appreciation (depreciation) of investments......................  (64,474,192)   30,923,314
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................  (36,355,303)   60,892,708
                                                                                            ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    3,093,810     3,835,205
  Transfers between Variable Investment Options including guaranteed interest account, net.   45,737,096     3,683,051
  Redemptions for contract benefits and terminations.......................................  (61,319,391)  (82,615,973)
  Contract maintenance charges.............................................................  (12,259,198)  (11,271,090)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (24,747,683)  (86,368,807)
                                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............       (3,285)           --
                                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................  (61,106,271)  (25,476,099)
NET ASSETS -- BEGINNING OF YEAR............................................................  872,039,839   897,515,938
                                                                                            ------------  ------------

NET ASSETS -- END OF YEAR.................................................................. $810,933,568  $872,039,839
                                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................        3,429         2,805
  Redeemed.................................................................................       (4,774)       (7,531)
                                                                                            ------------  ------------
  Net Increase (Decrease)..................................................................       (1,345)       (4,726)
                                                                                            ============  ============

                                                                                                   EQ/MONEY MARKET*
                                                                                            ------------------------------
                                                                                                  2015            2014
                                                                                            ---------------  -------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $    (4,584,471) $  (5,667,752)
  Net realized gain (loss) on investments..................................................             432          1,239
  Net change in unrealized appreciation (depreciation) of investments......................          (6,179)         1,764
                                                                                            ---------------  -------------

  Net increase (decrease) in net assets resulting from operations..........................      (4,590,218)    (5,664,749)
                                                                                            ---------------  -------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   1,459,180,149    991,228,347
  Transfers between Variable Investment Options including guaranteed interest account, net.  (1,145,147,746)  (707,336,708)
  Redemptions for contract benefits and terminations.......................................    (232,089,848)  (445,621,328)
  Contract maintenance charges.............................................................      (3,998,931)    (4,447,957)
                                                                                            ---------------  -------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........      77,943,624   (166,177,646)
                                                                                            ---------------  -------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............              --             --
                                                                                            ---------------  -------------

INCREASE (DECREASE) IN NET ASSETS..........................................................      73,353,406   (171,842,395)
NET ASSETS -- BEGINNING OF YEAR............................................................     452,807,014    624,649,409
                                                                                            ---------------  -------------

NET ASSETS -- END OF YEAR.................................................................. $   526,160,420  $ 452,807,014
                                                                                            ===============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................       3,292,925      2,490,308
  Redeemed.................................................................................      (3,202,438)    (2,538,680)
                                                                                            ---------------  -------------
  Net Increase (Decrease)..................................................................          90,487        (48,372)
                                                                                            ===============  =============

                                                                                               EQ/MORGAN STANLEY MID
                                                                                                    CAP GROWTH*
                                                                                            ---------------------------
                                                                                                2015           2014
                                                                                            ------------  -------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $ (7,673,437) $  (8,939,591)
  Net realized gain (loss) on investments..................................................   21,532,712    110,845,951
  Net change in unrealized appreciation (depreciation) of investments......................  (48,563,252)  (117,054,617)
                                                                                            ------------  -------------

  Net increase (decrease) in net assets resulting from operations..........................  (34,703,977)   (15,148,257)
                                                                                            ------------  -------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    1,490,785      2,863,263
  Transfers between Variable Investment Options including guaranteed interest account, net.  (18,032,197)   (16,285,737)
  Redemptions for contract benefits and terminations.......................................  (35,460,953)   (58,184,814)
  Contract maintenance charges.............................................................   (8,177,089)    (8,867,255)
                                                                                            ------------  -------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (60,179,454)   (80,474,543)
                                                                                            ------------  -------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............          (63)            --
                                                                                            ------------  -------------

INCREASE (DECREASE) IN NET ASSETS..........................................................  (94,883,494)   (95,622,800)
NET ASSETS -- BEGINNING OF YEAR............................................................  556,639,095    652,261,895
                                                                                            ------------  -------------

NET ASSETS -- END OF YEAR.................................................................. $461,755,601  $ 556,639,095
                                                                                            ============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................          951          2,205
  Redeemed.................................................................................       (3,726)        (5,927)
                                                                                            ------------  -------------
  Net Increase (Decrease)..................................................................       (2,775)        (3,722)
                                                                                            ============  =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                                                                                 EQ/QUALITY BOND PLUS*
                                                                                            ------------------------------
                                                                                                 2015            2014
                                                                                            --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $   (5,318,101) $   (6,862,879)
  Net realized gain (loss) on investments..................................................      3,213,391      (5,897,368)
  Net change in unrealized appreciation (depreciation) of investments......................    (12,191,987)     32,580,257
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from operations..........................    (14,296,697)     19,820,010
                                                                                            --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      5,221,164       7,080,402
  Transfers between Variable Investment Options including guaranteed interest account, net.    (19,973,648)    (34,194,053)
  Redemptions for contract benefits and terminations.......................................   (101,960,644)   (145,963,562)
  Contract maintenance charges.............................................................    (18,978,252)    (19,587,244)
                                                                                            --------------  --------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (135,691,380)   (192,664,457)
                                                                                            --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............             --         (89,998)
                                                                                            --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..........................................................   (149,988,077)   (172,934,445)
NET ASSETS -- BEGINNING OF YEAR............................................................  1,287,995,000   1,460,929,445
                                                                                            --------------  --------------

NET ASSETS -- END OF YEAR.................................................................. $1,138,006,923  $1,287,995,000
                                                                                            ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................          5,651           4,507
  Redeemed.................................................................................        (16,331)        (20,046)
                                                                                            --------------  --------------
  Net Increase (Decrease)..................................................................        (10,680)        (15,539)
                                                                                            ==============  ==============

                                                                                                 EQ/SMALL COMPANY
                                                                                                      INDEX*
                                                                                            --------------------------
                                                                                                2015          2014
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $ (3,139,530) $ (3,798,992)
  Net realized gain (loss) on investments..................................................   68,423,795    79,936,340
  Net change in unrealized appreciation (depreciation) of investments......................  (96,853,923)  (59,696,135)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................  (31,569,658)   16,441,213
                                                                                            ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    2,023,385     2,453,261
  Transfers between Variable Investment Options including guaranteed interest account, net.   21,293,119    (5,757,269)
  Redemptions for contract benefits and terminations.......................................  (33,872,462)  (50,014,569)
  Contract maintenance charges.............................................................   (7,635,472)   (7,109,881)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (18,191,430)  (60,428,458)
                                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............         (197)           --
                                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................  (49,761,285)  (43,987,245)
NET ASSETS -- BEGINNING OF YEAR............................................................  540,590,497   584,577,742
                                                                                            ------------  ------------

NET ASSETS -- END OF YEAR.................................................................. $490,829,212  $540,590,497
                                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................        2,271         1,346
  Redeemed.................................................................................       (3,055)       (4,145)
                                                                                            ------------  ------------
  Net Increase (Decrease)..................................................................         (784)       (2,799)
                                                                                            ============  ============

                                                                                                   MULTIMANAGER
                                                                                                    TECHNOLOGY*
                                                                                            --------------------------
                                                                                                2015          2014
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................. $ (7,384,592) $ (6,831,061)
  Net realized gain (loss) on investments..................................................   77,355,589    73,654,803
  Net change in unrealized appreciation (depreciation) of investments......................  (47,306,591)  (14,406,134)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................   22,664,406    52,417,608
                                                                                            ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    1,242,992     1,884,512
  Transfers between Variable Investment Options including guaranteed interest account, net.   20,626,205    34,882,732
  Redemptions for contract benefits and terminations.......................................  (39,410,077)  (44,361,581)
  Contract maintenance charges.............................................................   (7,050,418)   (6,066,246)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (24,591,298)  (13,660,583)
                                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.............         (131)           --
                                                                                            ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................   (1,927,023)   38,757,025
NET ASSETS -- BEGINNING OF YEAR............................................................  494,926,060   456,169,035
                                                                                            ------------  ------------

NET ASSETS -- END OF YEAR.................................................................. $492,999,037  $494,926,060
                                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued...................................................................................        3,028         3,281
  Redeemed.................................................................................       (4,278)       (4,074)
                                                                                            ------------  ------------
  Net Increase (Decrease)..................................................................       (1,250)         (793)
                                                                                            ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account
   No. 49 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account follows the investment company and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of AXA Premier VIP Trust ("VIP"), and EQ Advisors Trust ("EQAT") (collectively, ("the Trusts"). The Trusts are open-ended investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts have separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following Variable Investment Options:
     AXA PREMIER VIP TRUST*
   .   AXA Aggressive Allocation
   .   AXA Conservative Allocation
   .   AXA Conservative-PLUS Allocation
   .   AXA Moderate Allocation
   .   AXA Moderate-Plus Allocation

     EQ ADVISORS TRUST*
   .   AXA 400 Managed Volatility
   .   AXA 2000 Managed Volatility
   .   AXA Balanced Strategy
   .   AXA Conservative Growth Strategy
   .   AXA Conservative Strategy
   .   AXA Global Equity Managed Volatility
   .   AXA Growth Strategy
   .   AXA International Core Managed Volatility
   .   AXA International Value Managed Volatility
   .   AXA Large Cap Core Managed Volatility
   .   AXA Large Cap Growth Managed Volatility
   .   AXA Large Cap Value Managed Volatility
   .   AXA Mid Cap Value Managed Volatility
   .   AXA Moderate Growth Strategy
   .   AXA/AB Short Duration Government Bond/(1)/
   .   AXA/AB Small Cap Growth/(2)/
   .   AXA/Franklin Balanced Managed Volatility
   .   AXA/Franklin Small Cap Value Managed Volatility
   .   AXA/Franklin Templeton Allocation Managed Volatility
   .   AXA/Mutual Large Cap Equity Managed Volatility
   .   AXA/Templeton Global Equity Managed Volatility
   .   EQ/Calvert Socially Responsible
   .   EQ/Common Stock Index
   .   EQ/Core Bond Index
   .   EQ/Equity 500 Index
   .   EQ/GAMCO Mergers and Acquisitions
   .   EQ/GAMCO Small Company Value
   .   EQ/Intermediate Government Bond
   .   EQ/International Equity Index
   .   EQ/Large Cap Growth Index
   .   EQ/Large Cap Value Index
   .   EQ/Mid Cap Index
   .   EQ/Money Market
   .   EQ/Morgan Stanley Mid Cap Growth
   .   EQ/Quality Bond PLUS
   .   EQ/Small Company Index
   .   Multimanager Technology
   ----------
  (1)Formerly known as EQ/AllianceBernstein Short Duration Government Bond.
  (2)Formerly known as EQ/AllianceBernstein Small Cap Growth.
   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
   Note: Separate Account No. 49 also includes one Variable Investment Option that has not been offered to the public and for which the financial statements have not been included herein.

   The Account is used to fund benefits for variable annuities issued by AXA Equitable including the Accumulator, Accumulator Plus, Accumulator Elite, Accumulator Select, Stylus, Accumulator Advisor, Accumulator Express, Retirement Income for Life, Structured Capital Strategies, including all contracts issued currently (collectively, the "Contracts"). These annuities in the Accumulator series are offered with the same Variable Investment Options for use as a nonqualified annuity ("NQ") for after-tax contributions only, or when used as an investment vehicle for certain qualified plans ("QP"), an individual retirement annuity ("IRA") or a tax-shelter annuity ("TSA"). The Accumulator series of annuities are offered under group and individual variable annuity forms.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

1. Organization (Concluded)


   The amount retained by AXA Equitable in the Account arises primarily from
   (1) contributions from AXA Equitable, (2) mortality and expense risk charges, asset-based administration charges and distribution charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable on behalf of the Variable Investment Options may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   INVESTMENTS:

   Investments are made in shares of the Portfolios and the fair values of investments are the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on the redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions of net realized gains on investment transactions of the Portfolios.

   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account, and/or fixed maturity options of Separate Account No. 46 and/or index fund options of Separate Account No. 68.

   Transfers between Variable Investment Options including the guaranteed interest account, net, are amounts that participants have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account and the fixed maturity options of Separate Account No. 46 and/or index fund options of Separate Account No. 68. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

2. Significant Accounting Policies (Concluded)


   Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in Redemptions for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1, Level 2 and Level 3 during the year.

4. Purchases and Sales of Portfolios

   The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2015 were as follows:

                                             PURCHASES      SALES
                                            ------------ ------------
AXA 400 Managed Volatility................. $ 45,817,011 $ 56,557,831
AXA 2000 Managed Volatility................   39,923,082   80,276,384
AXA Aggressive Allocation..................  245,775,222  297,527,213
AXA Balanced Strategy......................   13,508,459   53,559,777
AXA Conservative Allocation................  218,912,993  315,663,140
AXA Conservative Growth Strategy...........   10,666,759   28,964,001
AXA Conservative Strategy..................   16,975,272   24,717,321
AXA Conservative-Plus Allocation...........  122,256,657  244,433,087
AXA Global Equity Managed Volatility.......   26,404,661  141,950,288
AXA Growth Strategy........................   31,672,377   68,826,143
AXA International Core Managed Volatility..   27,843,423  122,790,896
AXA International Value Managed Volatility.   28,086,303   59,538,687
AXA Large Cap Core Managed Volatility......   58,206,853  227,162,369
AXA Large Cap Growth Managed Volatility....  170,803,826  486,432,644
AXA Large Cap Value Managed Volatility.....   59,059,162  398,474,455
AXA Mid Cap Value Managed Volatility.......   30,895,429  181,401,069
AXA Moderate Allocation....................  282,367,873  755,780,959
AXA Moderate Growth Strategy...............   24,223,854   90,721,701

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

4. Purchases and Sales of Portfolios (Concluded)

                                                        PURCHASES        SALES
                                                      -------------- --------------
AXA Moderate-Plus Allocation......................... $  498,653,078 $1,019,077,347
AXA/AB Short Duration Government Bond................     55,287,820    132,494,094
AXA/AB Small Cap Growth..............................     89,914,942     72,874,926
AXA/Franklin Balanced Managed Volatility.............     91,541,751    180,377,707
AXA/Franklin Small Cap Value Managed Volatility......     16,004,462     27,399,834
AXA/Franklin Templeton Allocation Managed Volatility.     66,696,027    173,283,332
AXA/Mutual Large Cap Equity Managed Volatility.......     11,109,457     31,680,917
AXA/Templeton Global Equity Managed Volatility.......     36,823,496     48,508,926
EQ/Calvert Socially Responsible......................     31,230,800     26,235,291
EQ/Common Stock Index................................     38,454,685    110,022,221
EQ/Core Bond Index...................................    125,973,102    249,405,921
EQ/Equity 500 Index..................................    211,290,944    255,646,319
EQ/Gamco Mergers And Acquisitions....................     20,412,785     38,156,619
EQ/Gamco Small Company Value.........................     77,852,236    136,884,419
EQ/Intermediate Government Bond......................     32,864,138     47,036,114
EQ/International Equity Index........................    113,914,808     64,776,542
EQ/Large Cap Growth Index............................    164,430,470     85,826,757
EQ/Large Cap Value Index.............................     63,128,038     76,143,634
EQ/Mid Cap Index.....................................     74,383,246    104,575,041
EQ/Money Market......................................  3,523,042,353  3,449,680,667
EQ/Morgan Stanley Mid Cap Growth.....................     32,872,141     88,380,590
EQ/Quality Bond PLUS.................................     80,915,311    221,924,792
EQ/Small Company Index...............................     97,580,932     77,483,599
Multimanager Technology..............................     99,194,744     95,352,511

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest in are categorized by the share class of the Portfolio. All share classes issued by the Trusts are subject to fees for investment management and advisory services and other Portfolio expenses. Other classes of shares of the Portfolios that are attributable to Class B units or equivalent units of the Variable Investment Options are subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") approved by EQAT and VIP Trusts' Board of Trustees and adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the respective shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. Since these fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, they are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable Funds Management Group, LLC ("FMG LLC'), a wholly-owned subsidiary of AXA Equitable serves as investment managers of Portfolios of EQAT and VIP. FMG LLC receives management fees for services performed in their capacity as investment manager of the Portfolios. FMG LLC either oversees the activities of the investment advisors with respect to the Portfolios and is responsible for retaining and discontinuing the services of those advisors or directly managing the Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.14% to a high of 1.28% of the average daily net assets of the Portfolios of EQAT and VIP. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above. Since these fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, they are not included in the expenses or expense ratios of the Variable Investment Options.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

5. Expenses and Related Party Transactions (Concluded)


   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for a number of Portfolios in EQAT and VIP, including the AXA Large Cap Value Managed Volatility, AXA/AB Short Duration Government Bond, AXA/AB Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, and EQ/Small Company Index; as well as a portion of EQ/Quality Bond PLUS. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Contracts and the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with Distributors.

   AXA Equitable serves as the transfer agent for EQAT and VIP.

6. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. These charges are reflected as "Asset-based Charges" in the Statement of Operations. Under the Contracts, AXA Equitable charges the account for the following:

                                                                        ASSET-BASED                 CURRENT   MAXIMUM
                                                         MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATE
                                                         EXPENSE RISKS     CHARGE        CHARGE     CHARGE    CHARGE
                                                         ------------- -------------- ------------ --------- ---------

Accumulator and Rollover IRA issued before May 1, 1997..     0.90%          0.30%           --       1.20%     1.20%

Accumulator issued on or after May 1, 1997..............     1.10%          0.25%           --       1.35%     1.35%

Accumulator issued on or after March 1, 2000............     1.10%          0.25%         0.20%      1.55%     1.55%

Accumulator issued on or after April 1, 2002............     0.75%          0.25%         0.20%      1.20%     1.20%

Accumulator issued on or after September 15, 2003.......     0.75%          0.30%         0.20%      1.25%     1.25%

Accumulator 06, 07, 8.0, 9.0............................     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator Elite, Plus, Select.........................     1.10%          0.25%         0.25%      1.60%     1.60%

Accumulator Select II...................................     1.10%....      0.35%         0.45%      1.90%     1.90%

Accumulator Select issued on or after April 1, 2002.....     1.10%          0.25%         0.35%      1.70%     1.70%

Accumulator Plus issued on or after April 1, 2002.......     0.90%          0.25%         0.25%      1.40%     1.40%

Accumulator Plus issued on or after September 15, 2003..     0.90%          0.35%         0.25%      1.50%     1.50%

Accumulator Plus 06, 07, 8.0, 9.0.......................     0.95%          0.35%         0.25%      1.55%     1.55%

Accumulator Elite issued on or after September 15, 2003.     1.10%          0.30%         0.25%      1.65%     1.65%

Accumulator Elite II....................................     1.10%          0.25%         0.45%      1.80%     1.80%

Accumulator Elite 06, 07, 8.0, 9.0......................     1.10%          0.30%         0.25%      1.65%     1.65%

Stylus..................................................     0.80%          0.30%         0.05%      1.15%     1.15%

Retirement Income for Life..............................     0.75%          0.30%         0.20%      1.25%     1.25%

Retirement Income for Life (NY).........................     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator Advisor/(1)/................................     0.50%            --            --       0.50%     0.50%

Accumulator Express.....................................     0.70%          0.25%           --       0.95%     0.95%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

6. Contractowner Charges (Continued)

                                                              ASSET-BASED                 CURRENT   MAXIMUM
                                               MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATE
                                               EXPENSE RISKS     CHARGE        CHARGE     CHARGE    CHARGE
                                               ------------- -------------- ------------ --------- ---------

Structured Capital Strategies Series B/(2)/...     1.25%           --            --        1.25%     1.25%

Structured Capital Strategies Series ADV/(2)/.     0.65%           --            --        0.65%     0.65%

Structure Capital Strategies Series C/(2)/....     1.65%           --            --        1.65%     1.65%

   ----------
  (1)The charges may be retained in the Account by AXA Equitable and participate in the net investment results of the Portfolios. Accumulator Advisor's annual charge of 0.50% includes mortality and expense risks charges and administrative charges to compensate for certain administrative expenses under the contract.
  (2)Under Structured Capital Strategies Prospectus, Mortality and Expense Risks is referred to as a contract fee.

   Included as part of "Contract Maintenance Charges" in the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value as a redemption of units.

   The table below lists the fees charged by the Variable Investment Option assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the Contract or a Contractowner's account value. These charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets.

                                            WHEN CHARGE
              CHARGES                       IS DEDUCTED                     AMOUNT DEDUCTED                  HOW DEDUCTED
              -------                       -----------                     ---------------                   ------------

Charges for state premium and other  At time of transaction     Varies by state                          Applied to an annuity
applicable taxes                                                                                         payout option

Annual Administrative charge         Annually on each contract  Depending on account value, in Years 1   Unit liquidation from
                                     date anniversary.          to 2 lesser of $30 or 2% of account      account value
                                                                value, thereafter $30

Variable Immediate Annuity payout    At time of transaction     $350 annuity administrative fee          Unit liquidation from
option administrative fee                                                                                account value

Withdrawal charge                    At time of transaction     LOW - 0% in contract year 10 and         Unit liquidation from
                                                                thereafter.                              account value

                                                                HIGH - 8% in contract years 1 and 2.
                                                                The charge is 7% in contract years 3
                                                                and 4, and declines 1% each contract
                                                                year until it reaches 0% in contract
                                                                year 10.

                                                                *  Note - Depending on the contract
                                                                   and/or certain elections made under
                                                                   the contract, the withdrawal charge
                                                                   may or may not apply.

BaseBuilder benefit charge           Annually on each contract  0.30%                                    Unit liquidation from
                                     date anniversary.                                                   account value

Protection Plus                      Annually on each contract  LOW - 0.20%                              Unit liquidation from
                                     date anniversary.          HIGH - 0.35%.                            account value

Guaranteed minimum death benefit
options:

Annual ratchet to age 85             Annually on each contract  LOW - 0.20% of the Annual ratchet to     Unit liquidation from
                                     date anniversary.          age 85 benefit base                      account value
                                                                HIGH - 0.35% of the Annual ratchet to
                                                                age 85 benefit base

Greater of 4% roll up to age 85 or   Annually on each contract  1.00% of the greater of 4% roll-up to
Annual ratchet to age 85             date anniversary           age 85 or Annual ratchet to age 85
                                                                benefit base (max to 1.15%)

Greater of 5% rollup to age 85 or    Annually on each contract  LOW - 0.50% of the greater of 5%         Unit liquidation from
annual ratchet to age 85             date anniversary.          roll-up to age 85 or annual ratchet to   account value
                                                                age 85 benefit base
                                                                HIGH - 1.00 % of 5% roll-up to age 85
                                                                or Annual ratchet to age 85 benefit base

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

6. Contractowner Charges (Continued)

                                                WHEN CHARGE
               CHARGES                          IS DEDUCTED                      AMOUNT DEDUCTED
                -------                         -----------                      ---------------

6% rollup to age 80 or 70                                            0.20% of 6% roll-up to age 80 (or 70)
                                                                     benefit base

6% rollup to age 85                     Annually on each contract    LOW - 0.35% of the 6% roll-up to age 85
                                        date anniversary.            benefit base
                                                                     HIGH - 0.45% of the 6% roll-up to age
                                                                     85 benefit base

Greater of 6.5%, 6% or 3% rollup to     Annually on each contract    LOW - 0.45% of the 6% roll-up to age 85
age 85 or annual ratchet to age 85      date anniversary.            benefit base or the Annual ratchet to
                                                                     age 85 benefit base,
                                                                     as applicable
                                                                     HIGH - 1.10% of the 6.5%, 6% or 3%
                                                                     roll-up to age 85 benefit base or the
                                                                     Annual ratchet to age 85 benefit base,
                                                                     as applicable

Greater of 5% rollup to owner's age 80                               LOW - 0.80% (max 0.95%) of the 5%
or Annual ratchet to owner's age 80                                  roll-up to age 80 benefit base or the
                                                                     annual ratchet benefit base, as
                                                                     applicable
                                                                     HIGH - 1.25% (max 1.25%) of the 5%
                                                                     roll-up to age 80 benefit base or the
                                                                     annual ratchet benefit base, as
                                                                     applicable

Greater of compounded annual roll-up                                 LOW - 0.80% (max 0.95%) of the roll-up
to age 85 or annual ratchet to age 85                                to age 85 benefit base or annual
                                                                     ratchet to age 85 benefit base, as
                                                                     applicable
                                                                     HIGH - 1.05% (max 1.05%) of the roll-up
                                                                     to age 85 benefit base or annual
                                                                     ratchet to age 85 benefit base, as
                                                                     applicable

Greater of GMDB I                       Annually on each contract    GMDB I election: 0.80% (max 1.05%)
Greater of GMDB II                      date anniversary             GMDB II election: 1.00% (max 1.25%)

Greater of GMIB I                       Annually on each contract    GMIB I election: 0.80% (max 1.20%)
Greater of GMIB II                      date anniversary             GMIB II election: 1.00% (max 1.40%)

Guaranteed Withdrawal Benefit for Life  Annually on each contract    0.30%
Enhanced Death Benefit                  date anniversary

Earnings Enhancement Benefit            Annually on each contract    0.35%
(additional death benefit)              date anniversary

Guaranteed Minimum Income Benefit       Annually on each contract    LOW - 0.45%
                                        date anniversary.            HIGH - 1.15% (max 1.30%)

Guaranteed Principal Benefit            Annually on first 10         LOW - 100% Guaranteed Principal Benefit
                                        contract date anniversaries  - 0.50%
                                                                     HIGH - 125% Guaranteed Principal
                                                                     Benefit - 0.75%

Guaranteed Withdrawal Benefit           Annually on each contract    LOW - 5% Withdrawal Option is 0.35%
                                        date anniversary             (max 0.60%)
                                                                     HIGH - 7% Withdrawal Option is 0.50%
                                                                     (max 0.80%)

Net Loan Interest charge for Rollover   Netted against loan          2.00%
                                        repayment

Retirement Income for Life Benefit      Annually on contract date    LOW - 0.60% for Single life
charge                                  anniversary                      0.75% for Joint life
                                                                     HIGH - 0.75% for Single life
                                                                         0.90% for Joint life

Guaranteed Withdrawal Benefit for Life  Annually on each contract    LOW - 0.60% for Single life;
(GWBL)                                  date anniversary                 0.75% for Joint life
                                                                     HIGH - 0.80% for Single life;
                                                                         0.95% for Joint life

            AMOUNT DEDUCTED                  HOW DEDUCTED
            ---------------                   ------------

0.20% of 6% roll-up to age 80 (or 70)
benefit base

LOW - 0.35% of the 6% roll-up to age 85  Unit liquidation from
benefit base                             account value
HIGH - 0.45% of the 6% roll-up to age
85 benefit base

LOW - 0.45% of the 6% roll-up to age 85  Unit liquidation from
benefit base or the Annual ratchet to    account value
age 85 benefit base,
as applicable
HIGH - 1.10% of the 6.5%, 6% or 3%
roll-up to age 85 benefit base or the
Annual ratchet to age 85 benefit base,
as applicable

LOW - 0.80% (max 0.95%) of the 5%
roll-up to age 80 benefit base or the
annual ratchet benefit base, as
applicable
HIGH - 1.25% (max 1.25%) of the 5%
roll-up to age 80 benefit base or the
annual ratchet benefit base, as
applicable

LOW - 0.80% (max 0.95%) of the roll-up
to age 85 benefit base or annual
ratchet to age 85 benefit base, as
applicable
HIGH - 1.05% (max 1.05%) of the roll-up
to age 85 benefit base or annual
ratchet to age 85 benefit base, as
applicable

GMDB I election: 0.80% (max 1.05%)       Unit liquidation from
GMDB II election: 1.00% (max 1.25%)      account value

GMIB I election: 0.80% (max 1.20%)       Unit liquidation from
GMIB II election: 1.00% (max 1.40%)      account value

0.30%                                    Unit liquidation from
 account value

0.35%                                    Unit liquidation from
 account value

LOW - 0.45%                              Unit liquidation from
HIGH - 1.15% (max 1.30%)                 account value

LOW - 100% Guaranteed Principal Benefit  Unit liquidation from
- 0.50%                                  account value
HIGH - 125% Guaranteed Principal
Benefit - 0.75%

LOW - 5% Withdrawal Option is 0.35%      Unit liquidation from
(max 0.60%)                              account value
HIGH - 7% Withdrawal Option is 0.50%
(max 0.80%)

2.00%                                    Unit liquidation from
             account value

LOW - 0.60% for Single life              Unit liquidation from
    0.75% for Joint life                 account value
HIGH - 0.75% for Single life
    0.90% for Joint life

LOW - 0.60% for Single life;             Unit liquidation from
    0.75% for Joint life                 account value
HIGH - 0.80% for Single life;
    0.95% for Joint life

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

6. Contractowner Charges (Concluded)

                                                  WHEN CHARGE
                CHARGES                           IS DEDUCTED                      AMOUNT DEDUCTED
                 -------                          -----------                      ---------------

Death benefit under converted GWBL        Annually on each contract    The GMDB charge in effect prior to
                                          anniversary date             conversion will be deducted. Note -
                                                                       Charge will vary depending on
                                                                       combination GMDB elections.

Converted Guaranteed withdrawal           Upon initial conversion and  Single and Joint life - charge is equal
benefit for life charge                   annually on each contract    to the percentage of Guaranteed minimum
                                          date anniversary thereafter  income benefit base charge deducted as the Guaranteed minimum income benefit
                                                                       charge on the conversion effective
                                                                       date. Annual ratchets may increase the
                                                                       charge to a percentage equal to the
                                                                       maximum charge for the Guaranteed
                                                                       minimum income benefit.

Charge for each additional transfer in    At time of transaction       Maximum Charge $35 Current Charge $0
excess of 12 transfers per contract year

Special service charges

Express mail charge                       At time of transaction       Current and Maximum Charge: $35


Wire transfer charge                      At time of transaction       Current and Maximum Charge: $90


Duplicate contract charge                 At time of transaction       Current and Maximum Charge: $35


Check preparation charge                  At time of transaction       Maximum Charge: $85. Current charge: $0.


Charge for third party transfer or        At time of transaction       Maximum Charge: $125. Current charge:
exchange                                                               $65.

                                                                       ** Note - This charge is currently
                                                                          waived. This waiver may discontinue
                                                                          with or without notice.

            AMOUNT DEDUCTED                  HOW DEDUCTED
            ---------------                   ------------

The GMDB charge in effect prior to       Unit liquidation from
conversion will be deducted. Note -      account value
Charge will vary depending on
combination GMDB elections.

Single and Joint life - charge is equal Unit liquidation of to the percentage of Guaranteed minimum account value income benefit base charge deducted as the Guaranteed minimum income benefit charge on the conversion effective date. Annual ratchets may increase the charge to a percentage equal to the maximum charge for the Guaranteed minimum income benefit.

Maximum Charge $35 Current Charge $0     Unit liquidation from
 account value



Current and Maximum Charge: $35          Unit liquidation from
                                         account value

Current and Maximum Charge: $90          Unit liquidation from
                                         account value

Current and Maximum Charge: $35          Unit liquidation from
                                         account value

Maximum Charge: $85. Current charge: $0. Unit liquidation from account value

Maximum Charge: $125. Current charge:    Unit liquidation from
$65.                                     account value

** Note - This charge is currently
   waived. This waiver may discontinue
   with or without notice.

7. Financial Highlights

   The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. The lowest and the highest contract charge represents the annual contract expenses consisting of mortality, expense risk, financial accounting and other expenses, for each period indicated. This ratio includes only those expenses that result in direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the respective Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options. Due to the timing of the introduction of new products into the Variable Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

                                                                          YEARS ENDED DECEMBER 31,
                                                  ----------------------------------------------------------------------
                                                             UNITS OUTSTANDING    ACCUMULATION      INVESTMENT    TOTAL
                                                  UNIT VALUE      (000'S)      UNIT VALUES (000'S) INCOME RATIO* RETURN**
                                                  ---------- ----------------- ------------------- ------------- --------
AXA 400 MANAGED VOLATILITY
   2015  Lowest contract charge 0.95% Class B       $11.67            --                  --             --        (4.03)%
         Highest contract charge 1.90% Class B      $11.37            --                  --             --        (5.01)%
         All contract charges                           --        26,133            $300,803           0.52%
   2014  Lowest contract charge 0.95% Class B       $12.16            --                  --             --         7.80%
         Highest contract charge 1.90% Class B      $11.97            --                  --             --         6.78%
         All contract charges                           --        28,178            $339,704           0.39%
   2013  Lowest contract charge 0.95% Class B       $11.28            --                  --             --        10.16%
         Highest contract charge 1.90% Class B      $11.21            --                  --             --         9.47%
         All contract charges                           --        32,380            $364,050           0.21%
2012(c)  Lowest contract charge 0.65% Class B       $11.19            --                  --             --        15.72%
         Highest contract charge 1.70% Class B      $13.04            --                  --             --        14.49%
         All contract charges                           --         4,830            $ 63,475           0.23%
2011(c)  Lowest contract charge 0.65% Class B(a)    $ 9.67            --                  --             --       (11.93)%
         Highest contract charge 1.70% Class B      $11.39            --                  --             --        (9.75)%
         All contract charges                           --         3,936            $ 45,056           0.05%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

7. Financial Highlights (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                  ----------------------------------------------------------------------
                                                             UNITS OUTSTANDING    ACCUMULATION      INVESTMENT    TOTAL
                                                  UNIT VALUE      (000'S)      UNIT VALUES (000'S) INCOME RATIO* RETURN**
                                                  ---------- ----------------- ------------------- ------------- --------
AXA 2000 MANAGED VOLATILITY
   2015  Lowest contract charge 0.95% Class B       $11.60             --                  --            --        (6.07)%
         Highest contract charge 1.90% Class B      $11.31             --                  --            --        (6.91)%
         All contract charges                           --         43,378          $  496,898          0.37%
   2014  Lowest contract charge 0.95% Class B       $12.35             --                  --            --         3.09%
         Highest contract charge 1.90% Class B      $12.15             --                  --            --         2.10%
         All contract charges                           --         47,930          $  587,010          0.14%
   2013  Lowest contract charge 0.95% Class B       $11.98             --                  --            --        16.09%
         Highest contract charge 1.90% Class B      $11.90             --                  --            --        15.31%
         All contract charges                           --         55,799          $  666,178          0.13%
2012(c)  Lowest contract charge 0.65% Class B       $10.89             --                  --            --        14.75%
         Highest contract charge 1.70% Class B      $13.00             --                  --            --        13.44%
         All contract charges                           --          5,328          $   69,826          0.33%
2011(c)  Lowest contract charge 0.65% Class B(a)    $ 9.49             --                  --            --       (13.81)%
         Highest contract charge 1.70% Class B      $11.46             --                  --            --       (12.05)%
         All contract charges                           --          4,308          $   49,629          0.03%
AXA AGGRESSIVE ALLOCATION
   2015  Lowest contract charge 1.15% Class B       $15.23             --                  --            --        (2.87)%
         Highest contract charge 1.90% Class B      $13.91             --                  --            --        (3.60)%
         All contract charges                           --        156,829          $2,456,477          0.92%
   2014  Lowest contract charge 0.95% Class B       $16.03             --                  --            --         3.75%
         Highest contract charge 1.90% Class B      $14.43             --                  --            --         2.70%
         All contract charges                           --        168,969          $2,734,776          1.52%
   2013  Lowest contract charge 0.95% Class B       $15.45             --                  --            --        25.20%
         Highest contract charge 1.90% Class B      $14.05             --                  --            --        24.01%
         All contract charges                           --        189,765          $2,977,598          2.41%
2012(c)  Lowest contract charge 1.15% Class B       $12.12             --                  --            --        12.85%
         Highest contract charge 1.90% Class B      $11.33             --                  --            --        12.07%
         All contract charges                           --        208,959          $2,632,730          0.83%
2011(c)  Lowest contract charge 1.15% Class B       $10.74             --                  --            --        (8.60)%
         Highest contract charge 1.90% Class B      $10.11             --                  --            --        (9.33)%
         All contract charges                           --        231,299          $2,591,021          1.24%
AXA BALANCED STRATEGY
   2015  Lowest contract charge 1.30% Class B       $14.32             --                  --            --        (1.98)%
         Highest contract charge 1.70% Class B      $13.94             --                  --            --        (2.38)%
         All contract charges                           --         31,558          $  449,309          0.94%
   2014  Lowest contract charge 1.30% Class B       $14.61             --                  --            --         3.03%
         Highest contract charge 1.70% Class B      $14.28             --                  --            --         2.66%
         All contract charges                           --         34,424          $  500,035          1.07%
   2013  Lowest contract charge 1.30% Class B       $14.18             --                  --            --        12.18%
         Highest contract charge 1.70% Class B      $13.91             --                  --            --        11.73%
         All contract charges                           --         37,063          $  523,023          1.88%
2012(c)  Lowest contract charge 1.30% Class B       $11.31             --                  --            --         7.10%
         Highest contract charge 1.70% Class B      $11.17             --                  --            --         6.69%
         All contract charges                           --        102,120          $1,228,875          0.83%
2011(c)  Lowest contract charge 1.30% Class B       $10.56             --                  --            --        (3.65)%
         Highest contract charge 1.70% Class B      $10.47             --                  --            --        (4.03)%
         All contract charges                           --         77,122          $  864,298          1.41%
AXA CONSERVATIVE ALLOCATION
   2015  Lowest contract charge 1.15% Class B       $12.49             --                  --            --        (1.42)%
         Highest contract charge 1.80% Class B      $11.55             --                  --            --        (2.04)%
         All contract charges                           --         96,782          $1,199,846          0.79%
   2014  Lowest contract charge 1.15% Class B       $12.67             --                  --            --         1.44%
         Highest contract charge 1.80% Class B      $11.79             --                  --            --         0.77%
         All contract charges                           --        105,431          $1,329,811          0.81%
   2013  Lowest contract charge 1.15% Class B       $12.49             --                  --            --         3.14%
         Highest contract charge 1.80% Class B      $11.70             --                  --            --         2.45%
         All contract charges                           --        126,099          $1,573,697          0.82%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

7. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------
                                                             UNITS OUTSTANDING    ACCUMULATION      INVESTMENT    TOTAL
                                                  UNIT VALUE      (000'S)      UNIT VALUES (000'S) INCOME RATIO* RETURN**
                                                  ---------- ----------------- ------------------- ------------- --------
AXA CONSERVATIVE ALLOCATION (CONTINUED)
   2012  Lowest contract charge 1.15% Class B       $12.11             --                  --            --        3.42%
         Highest contract charge 1.90% Class B      $11.32             --                  --            --        2.63%
         All contract charges                           --        166,195          $2,017,786          0.84%
   2011  Lowest contract charge 1.15% Class B       $11.71             --                  --            --        0.69%
         Highest contract charge 1.90% Class B      $11.03             --                  --            --        0.00%
         All contract charges                           --        170,929          $2,014,227          1.74%
AXA CONSERVATIVE GROWTH STRATEGY
   2015  Lowest contract charge 1.30% Class B       $13.58             --                  --            --       (1.74)%
         Highest contract charge 1.70% Class B      $13.22             --                  --            --       (2.15)%
         All contract charges                           --         13,773          $  185,312          0.90%
   2014  Lowest contract charge 1.30% Class B       $13.82             --                  --            --        2.45%
         Highest contract charge 1.70% Class B      $13.51             --                  --            --        2.04%
         All contract charges                           --         15,121          $  207,400          0.96%
   2013  Lowest contract charge 1.30% Class B       $13.49             --                  --            --        9.14%
         Highest contract charge 1.70% Class B      $13.24             --                  --            --        8.70%
         All contract charges                           --         16,819          $  225,420          1.55%
2012(c)  Lowest contract charge 0.65% Class B       $10.41             --                  --            --        6.55%
         Highest contract charge 1.70% Class B      $11.02             --                  --            --        5.45%
         All contract charges                           --         52,553          $  617,051          0.85%
2011(c)  Lowest contract charge 1.30% Class B       $10.55             --                  --            --       (2.68)%
         Highest contract charge 1.70% Class B      $10.45             --                  --            --       (3.15)%
         All contract charges                           --         41,147          $  456,027          1.49%
AXA CONSERVATIVE STRATEGY
   2015  Lowest contract charge 1.30% Class B       $11.88             --                  --            --       (1.49)%
         Highest contract charge 1.70% Class B      $11.57             --                  --            --       (1.87)%
         All contract charges                           --          9,308          $  109,700          0.78%
   2014  Lowest contract charge 1.30% Class B       $12.06             --                  --            --        1.26%
         Highest contract charge 1.70% Class B      $11.79             --                  --            --        0.86%
         All contract charges                           --          9,908          $  118,588          0.71%
   2013  Lowest contract charge 1.30% Class B       $11.91             --                  --            --        3.03%
         Highest contract charge 1.70% Class B      $11.69             --                  --            --        2.63%
         All contract charges                           --         11,206          $  132,622          0.96%
2012(c)  Lowest contract charge 0.65% Class B       $10.24             --                  --            --        3.75%
         Highest contract charge 1.70% Class B      $10.70             --                  --            --        2.69%
         All contract charges                           --         38,516          $  430,809          0.91%
2011(c)  Lowest contract charge 0.65% Class B(a)    $ 9.87             --                  --            --       (0.50)%
         Highest contract charge 1.70% Class B      $10.42             --                  --            --       (0.95)%
         All contract charges                           --         28,161          $  305,265          1.76%
AXA CONSERVATIVE-PLUS ALLOCATION
   2015  Lowest contract charge 0.95% Class B       $13.48             --                  --            --       (1.53)%
         Highest contract charge 1.90% Class B      $12.02             --                  --            --       (2.51)%
         All contract charges                           --         86,341          $1,143,950          0.79%
   2014  Lowest contract charge 1.15% Class B       $13.40             --                  --            --        1.98%
         Highest contract charge 1.90% Class B      $12.33             --                  --            --        1.23%
         All contract charges                           --         97,797          $1,324,016          0.94%
   2013  Lowest contract charge 1.15% Class B       $13.14             --                  --            --        8.96%
         Highest contract charge 1.90% Class B      $12.18             --                  --            --        8.07%
         All contract charges                           --        114,476          $1,525,429          1.29%
2012(c)  Lowest contract charge 1.15% Class B       $12.06             --                  --            --        6.16%
         Highest contract charge 1.90% Class B      $11.27             --                  --            --        5.33%
         All contract charges                           --        135,588          $1,663,753          0.80%
2011(c)  Lowest contract charge 1.15% Class B       $11.36             --                  --            --       (1.82)%
         Highest contract charge 1.90% Class B      $10.70             --                  --            --       (2.55)%
         All contract charges                           --        141,974          $1,647,589          1.50%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

7. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
                                                           UNITS OUTSTANDING    ACCUMULATION      INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)      UNIT VALUES (000'S) INCOME RATIO* RETURN**
                                                ---------- ----------------- ------------------- ------------- --------
AXA GLOBAL EQUITY MANAGED VOLATILITY
   2015  Lowest contract charge 0.95% Class B     $22.45            --                   --            --        (2.69)%
         Highest contract charge 1.90% Class B    $18.81            --                   --            --        (3.59)%
         All contract charges                         --        37,914           $  923,557          0.86%
   2014  Lowest contract charge 0.95% Class B     $23.07            --                   --            --         0.74%
         Highest contract charge 1.90% Class B    $19.51            --                   --            --        (0.26)%
         All contract charges                         --        42,203           $1,061,896          0.92%
   2013  Lowest contract charge 0.95% Class B     $22.90            --                   --            --        19.21%
         Highest contract charge 1.90% Class B    $19.56            --                   --            --        18.04%
         All contract charges                         --        48,803           $1,226,262          0.91%
2012(c)  Lowest contract charge 0.95% Class B     $19.21            --                   --            --        15.86%
         Highest contract charge 1.90% Class B    $16.57            --                   --            --        14.75%
         All contract charges                         --        42,150           $  893,065          1.40%
2011(c)  Lowest contract charge 0.95% Class B     $16.58            --                   --            --       (13.15)%
         Highest contract charge 1.90% Class B    $14.44            --                   --            --       (13.95)%
         All contract charges                         --        46,594           $  856,342          1.70%
AXA GROWTH STRATEGY
   2015  Lowest contract charge 1.30% Class B     $16.23            --                   --            --        (2.29)%
         Highest contract charge 1.70% Class B    $15.80            --                   --            --        (2.65)%
         All contract charges                         --        45,382           $  729,835          1.10%
   2014  Lowest contract charge 1.30% Class B     $16.61            --                   --            --         4.27%
         Highest contract charge 1.70% Class B    $16.23            --                   --            --         3.77%
         All contract charges                         --        47,965           $  790,224          1.32%
   2013  Lowest contract charge 1.30% Class B     $15.93            --                   --            --        18.62%
         Highest contract charge 1.70% Class B    $15.64            --                   --            --        18.22%
         All contract charges                         --        50,889           $  805,226          2.54%
2012(c)  Lowest contract charge 0.65% Class B     $10.64            --                   --            --        10.49%
         Highest contract charge 1.70% Class B    $11.45            --                   --            --         9.26%
         All contract charges                         --        77,432           $1,024,880          0.82%
2011(c)  Lowest contract charge 1.30% Class B     $10.57            --                   --            --        (5.62)%
         Highest contract charge 1.70% Class B    $10.48            --                   --            --        (6.01)%
         All contract charges                         --        60,162           $  726,066          1.28%
AXA INTERNATIONAL CORE MANAGED VOLATILITY
   2015  Lowest contract charge 0.95% Class B     $13.15            --                   --            --        (5.26)%
         Highest contract charge 1.90% Class B    $11.20            --                   --            --        (6.12)%
         All contract charges                         --        73,183           $  976,132          0.06%
   2014  Lowest contract charge 0.95% Class B     $13.88            --                   --            --        (7.10)%
         Highest contract charge 1.90% Class B    $11.93            --                   --            --        (8.02)%
         All contract charges                         --        78,776           $1,113,975          1.25%
   2013  Lowest contract charge 0.95% Class B     $14.94            --                   --            --        16.36%
         Highest contract charge 1.90% Class B    $12.97            --                   --            --        15.29%
         All contract charges                         --        88,401           $1,353,614          1.10%
2012(c)  Lowest contract charge 0.95% Class B     $12.84            --                   --            --        15.26%
         Highest contract charge 1.90% Class B    $11.25            --                   --            --        14.10%
         All contract charges                         --        47,756           $  629,076          1.44%
2011(c)  Lowest contract charge 0.95% Class B     $11.14            --                   --            --       (17.73)%
         Highest contract charge 1.90% Class B    $ 9.86            --                   --            --       (18.51)%
         All contract charges                         --        52,811           $  606,445          2.70%
AXA INTERNATIONAL VALUE MANAGED VOLATILITY
   2015  Lowest contract charge 0.95% Class B     $20.03            --                   --            --        (4.07)%
         Highest contract charge 1.90% Class B    $16.73            --                   --            --        (5.00)%
         All contract charges                         --        28,925           $  459,514          0.10%
   2014  Lowest contract charge 0.95% Class B     $20.88            --                   --            --        (8.06)%
         Highest contract charge 1.90% Class B    $17.61            --                   --            --        (8.95)%
         All contract charges                         --        30,321           $  505,905          1.57%
   2013  Lowest contract charge 0.95% Class B     $22.71            --                   --            --        18.16%
         Highest contract charge 1.90% Class B    $19.34            --                   --            --        17.07%
         All contract charges                         --        33,042           $  602,056          1.10%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

7. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
                                                           UNITS OUTSTANDING    ACCUMULATION      INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)      UNIT VALUES (000'S) INCOME RATIO* RETURN**
                                                ---------- ----------------- ------------------- ------------- --------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY (CONTINUED)
2012(c)  Lowest contract charge 0.95% Class B     $19.22             --                  --            --        16.34%
         Highest contract charge 1.90% Class B    $16.52             --                  --            --        15.20%
         All contract charges                         --         37,289          $  578,859          1.78%
2011(c)  Lowest contract charge 0.95% Class B     $16.52             --                  --            --       (16.94)%
         Highest contract charge 1.90% Class B    $14.34             --                  --            --       (17.78)%
         All contract charges                         --         41,044          $  550,880          1.92%
AXA LARGE CAP CORE MANAGED VOLATILITY
   2015  Lowest contract charge 0.95% Class B     $15.29             --                  --            --        (0.59)%
         Highest contract charge 1.90% Class B    $12.98             --                  --            --        (1.52)%
         All contract charges                         --         98,847          $1,580,036          0.90%
   2014  Lowest contract charge 0.95% Class B     $15.38             --                  --            --        10.57%
         Highest contract charge 1.90% Class B    $13.18             --                  --            --         9.47%
         All contract charges                         --        110,272          $1,779,972          0.90%
   2013  Lowest contract charge 0.95% Class B     $13.91             --                  --            --        30.37%
         Highest contract charge 1.90% Class B    $12.04             --                  --            --        29.05%
         All contract charges                         --        126,392          $1,855,878          0.82%
2012(c)  Lowest contract charge 0.95% Class B     $10.67             --                  --            --        13.87%
         Highest contract charge 1.90% Class B    $ 9.33             --                  --            --        12.82%
         All contract charges                         --         12,776          $  137,932          1.12%
2011(c)  Lowest contract charge 0.95% Class B     $ 9.37             --                  --            --        (5.16)%
         Highest contract charge 1.90% Class B    $ 8.27             --                  --            --        (6.02)%
         All contract charges                         --         14,134          $  134,375          1.03%
AXA LARGE CAP GROWTH MANAGED VOLATILITY
   2015  Lowest contract charge 0.95% Class B     $27.21             --                  --            --         3.03%
         Highest contract charge 1.90% Class B    $22.73             --                  --            --         2.07%
         All contract charges                         --        133,963          $3,037,986          0.28%
   2014  Lowest contract charge 0.95% Class B     $26.41             --                  --            --        10.04%
         Highest contract charge 1.90% Class B    $22.27             --                  --            --         8.95%
         All contract charges                         --        152,170          $3,367,045          0.18%
   2013  Lowest contract charge 0.95% Class B     $24.00             --                  --            --        34.08%
         Highest contract charge 1.90% Class B    $20.44             --                  --            --        32.81%
         All contract charges                         --        178,037          $3,596,867          0.27%
2012(c)  Lowest contract charge 0.95% Class B     $17.90             --                  --            --        12.65%
         Highest contract charge 1.90% Class B    $15.39             --                  --            --        11.60%
         All contract charges                         --         33,585          $  512,891          0.56%
2011(c)  Lowest contract charge 0.95% Class B     $15.89             --                  --            --        (4.56)%
         Highest contract charge 1.90% Class B    $13.79             --                  --            --        (5.48)%
         All contract charges                         --         37,076          $  505,607          0.50%
AXA LARGE CAP VALUE MANAGED VOLATILITY
   2015  Lowest contract charge 0.95% Class B     $19.68             --                  --            --        (4.93)%
         Highest contract charge 1.90% Class B    $16.55             --                  --            --        (5.81)%
         All contract charges                         --        162,866          $2,676,706          1.54%
   2014  Lowest contract charge 0.95% Class B     $20.70             --                  --            --        11.17%
         Highest contract charge 1.90% Class B    $17.57             --                  --            --        10.09%
         All contract charges                         --        182,902          $3,177,920          1.30%
   2013  Lowest contract charge 0.95% Class B     $18.62             --                  --            --        31.22%
         Highest contract charge 1.90% Class B    $15.96             --                  --            --        29.97%
         All contract charges                         --        211,585          $3,321,080          1.62%
2012(c)  Lowest contract charge 0.95% Class B     $14.19             --                  --            --        14.71%
         Highest contract charge 1.90% Class B    $12.28             --                  --            --        13.60%
         All contract charges                         --         80,831          $  983,911          1.54%
2011(c)  Lowest contract charge 0.95% Class B     $12.37             --                  --            --        (5.93)%
         Highest contract charge 1.90% Class B    $10.81             --                  --            --        (6.81)%
         All contract charges                         --         91,140          $  971,826          1.10%
AXA MID CAP VALUE MANAGED VOLATILITY
   2015  Lowest contract charge 0.95% Class B     $25.34             --                  --            --        (4.45)%
         Highest contract charge 1.90% Class B    $21.17             --                  --            --        (5.36)%
         All contract charges                         --         56,835          $1,222,477          0.74%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

7. Financial Highlights (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                  ----------------------------------------------------------------------
                                                             UNITS OUTSTANDING    ACCUMULATION      INVESTMENT    TOTAL
                                                  UNIT VALUE      (000'S)      UNIT VALUES (000'S) INCOME RATIO* RETURN**
                                                  ---------- ----------------- ------------------- ------------- --------
AXA MID CAP VALUE MANAGED VOLATILITY (CONTINUED)
   2014  Lowest contract charge 0.95% Class B       $26.52             --                  --            --         9.81%
         Highest contract charge 1.90% Class B      $22.37             --                  --            --         8.75%
         All contract charges                           --         63,052          $1,427,127          0.57%
   2013  Lowest contract charge 0.95% Class B       $24.15             --                  --            --        31.82%
         Highest contract charge 1.90% Class B      $20.57             --                  --            --        30.60%
         All contract charges                           --         70,890          $1,467,915          0.57%
2012(c)  Lowest contract charge 0.95% Class B       $18.32             --                  --            --        17.51%
         Highest contract charge 1.90% Class B      $15.75             --                  --            --        16.32%
         All contract charges                           --         60,166          $  946,778          1.20%
2011(c)  Lowest contract charge 0.95% Class B       $15.59             --                  --            --       (10.30)%
         Highest contract charge 1.90% Class B      $13.54             --                  --            --       (11.15)%
         All contract charges                           --         66,819          $  899,832          0.84%
AXA MODERATE ALLOCATION
   2015  Lowest contract charge 0.95% Class B       $62.96             --                  --            --        (1.82)%
         Highest contract charge 1.90% Class B      $47.18             --                  --            --        (2.76)%
         All contract charges                           --        294,244          $5,142,914          0.79%
   2014  Lowest contract charge 0.95% Class B       $64.13             --                  --            --         2.05%
         Highest contract charge 1.90% Class B      $48.52             --                  --            --         1.06%
         All contract charges                           --        329,752          $5,895,951          1.05%
   2013  Lowest contract charge 0.95% Class B       $62.84             --                  --            --        12.03%
         Highest contract charge 1.90% Class B      $48.01             --                  --            --        10.98%
         All contract charges                           --        377,601          $6,624,903          1.52%
2012(c)  Lowest contract charge 0.95% Class B       $56.09             --                  --            --         7.76%
         Highest contract charge 1.90% Class B      $43.26             --                  --            --         6.71%
         All contract charges                           --        427,347          $6,699,656          0.76%
2011(c)  Lowest contract charge 0.95% Class B       $52.05             --                  --            --        (3.31)%
         Highest contract charge 1.90% Class B      $40.54             --                  --            --        (4.23)%
         All contract charges                           --        460,615          $6,742,287          1.47%
AXA MODERATE GROWTH STRATEGY
   2015  Lowest contract charge 1.30% Class B       $15.54             --                  --            --        (2.08)%
         Highest contract charge 1.70% Class B      $15.13             --                  --            --        (2.45)%
         All contract charges                           --         54,859          $  845,964          1.02%
   2014  Lowest contract charge 1.30% Class B       $15.87             --                  --            --         3.66%
         Highest contract charge 1.70% Class B      $15.51             --                  --            --         3.19%
         All contract charges                           --         59,395          $  936,247          1.17%
   2013  Lowest contract charge 1.30% Class B       $15.31             --                  --            --        15.37%
         Highest contract charge 1.70% Class B      $15.03             --                  --            --        14.91%
         All contract charges                           --         63,802          $  971,458          2.15%
2012(c)  Lowest contract charge 0.65% Class B       $10.57             --                  --            --         9.08%
         Highest contract charge 1.70% Class B      $11.32             --                  --            --         8.02%
         All contract charges                           --        245,253          $2,970,451          0.75%
2011(c)  Lowest contract charge 0.65% Class B(a)    $ 9.69             --                  --            --        (5.65)%
         Highest contract charge 1.70% Class B      $10.48             --                  --            --        (4.99)%
         All contract charges                           --        201,465          $2,244,950          1.33%
AXA MODERATE-PLUS ALLOCATION
   2015  Lowest contract charge 0.95% Class B       $15.07             --                  --            --        (2.21)%
         Highest contract charge 1.80% Class B      $13.60             --                  --            --        (3.06)%
         All contract charges                           --        518,373          $7,924,005          0.86%
   2014  Lowest contract charge 0.95% Class B       $15.41             --                  --            --         2.73%
         Highest contract charge 1.80% Class B      $14.03             --                  --            --         1.89%
         All contract charges                           --        572,392          $8,998,589          1.26%
   2013  Lowest contract charge 0.95% Class B       $15.00             --                  --            --        18.67%
         Highest contract charge 1.80% Class B      $13.77             --                  --            --        17.59%
         All contract charges                           --        647,063          $9,954,393          2.00%
2012(c)  Lowest contract charge 0.95% Class B       $12.64             --                  --            --        10.49%
         Highest contract charge 1.90% Class B      $11.60             --                  --            --         9.33%
         All contract charges                           --        729,463          $9,511,209          0.77%
2011(c)  Lowest contract charge 0.95% Class B       $11.44             --                  --            --        (5.84)%
         Highest contract charge 1.90% Class B      $10.61             --                  --            --        (6.68)%
         All contract charges                           --        799,917          $9,493,247          1.37%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

7. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
                                                           UNITS OUTSTANDING    ACCUMULATION      INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)      UNIT VALUES (000'S) INCOME RATIO* RETURN**
                                                ---------- ----------------- ------------------- ------------- --------
AXA/AB SHORT DURATION GOVERNMENT BOND(B)
   2015  Lowest contract charge 0.95% Class B     $ 9.60            --                  --             --        (1.44)%
         Highest contract charge 1.90% Class B    $ 9.36            --                  --             --        (2.40)%
         All contract charges                         --        67,954            $643,138           0.00%
   2014  Lowest contract charge 0.95% Class B     $ 9.74            --                  --             --        (1.42)%
         Highest contract charge 1.90% Class B    $ 9.59            --                  --             --        (2.34)%
         All contract charges                         --        74,955            $723,447           0.00%
   2013  Lowest contract charge 0.95% Class B     $ 9.88            --                  --             --        (1.20)%
         Highest contract charge 1.90% Class B    $ 9.82            --                  --             --        (1.80)%
         All contract charges                         --        86,807            $854,930           0.00%
AXA/AB SMALL CAP GROWTH
   2015  Lowest contract charge 0.95% Class B     $32.31            --                  --             --        (3.81)%
         Highest contract charge 1.90% Class B    $26.98            --                  --             --        (4.77)%
         All contract charges                         --        18,252            $469,041           0.05%
   2014  Lowest contract charge 0.95% Class B     $33.59            --                  --             --         2.60%
         Highest contract charge 1.90% Class B    $28.33            --                  --             --         1.61%
         All contract charges                         --        19,389            $521,884           0.06%
   2013  Lowest contract charge 0.95% Class B     $32.74            --                  --             --        36.87%
         Highest contract charge 1.90% Class B    $27.88            --                  --             --        35.54%
         All contract charges                         --        22,430            $590,197           0.05%
2012(c)  Lowest contract charge 0.95% Class B     $23.92            --                  --             --        14.45%
         Highest contract charge 1.90% Class B    $20.57            --                  --             --        13.40%
         All contract charges                         --        23,849            $463,084           0.22%
2011(c)  Lowest contract charge 0.95% Class B     $20.90            --                  --             --        (1.55)%
         Highest contract charge 1.90% Class B    $18.14            --                  --             --        (2.53)%
         All contract charges                         --        25,346            $432,523             --
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
   2015  Lowest contract charge 0.95% Class B     $12.73            --                  --             --        (3.92)%
         Highest contract charge 1.80% Class B    $11.74            --                  --             --        (4.79)%
         All contract charges                         --        59,076            $714,485           2.21%
   2014  Lowest contract charge 0.95% Class B     $13.25            --                  --             --         5.16%
         Highest contract charge 1.80% Class B    $12.33            --                  --             --         4.23%
         All contract charges                         --        66,716            $844,449           2.40%
   2013  Lowest contract charge 0.95% Class B     $12.60            --                  --             --        13.51%
         Highest contract charge 1.80% Class B    $11.83            --                  --             --        12.56%
         All contract charges                         --        61,576            $745,090           2.46%
2012(c)  Lowest contract charge 0.95% Class B     $11.10            --                  --             --        10.23%
         Highest contract charge 1.80% Class B    $10.51            --                  --             --         9.25%
         All contract charges                         --        58,584            $627,808           3.26%
2011(c)  Lowest contract charge 0.95% Class B     $10.07            --                  --             --        (0.89)%
         Highest contract charge 1.80% Class B    $ 9.62            --                  --             --        (1.74)%
         All contract charges                         --        53,542            $523,704           3.36%
AXA FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
   2015  Lowest contract charge 1.20% Class B     $12.98            --                  --             --        (7.62)%
         Highest contract charge 1.80% Class B    $12.26            --                  --             --        (8.23)%
         All contract charges                         --         8,997            $113,550           0.22%
   2014  Lowest contract charge 1.20% Class B     $14.05            --                  --             --         0.86%
         Highest contract charge 1.80% Class B    $13.36            --                  --             --         0.30%
         All contract charges                         --         9,734            $133,461           0.01%
   2013  Lowest contract charge 1.20% Class B     $13.93            --                  --             --        35.11%
         Highest contract charge 1.80% Class B    $13.32            --                  --             --        34.27%
         All contract charges                         --        11,610            $158,251           0.11%
2012(c)  Lowest contract charge 1.20% Class B     $10.31            --                  --             --        15.32%
         Highest contract charge 1.70% Class B    $ 9.99            --                  --             --        14.83%
         All contract charges                         --        13,174            $133,342           0.70%
2011(c)  Lowest contract charge 1.20% Class B     $ 8.94            --                  --             --       (10.60)%
         Highest contract charge 1.90% Class B    $ 8.60            --                  --             --       (11.34)%
         All contract charges                         --        14,016            $123,318           0.14%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

7. Financial Highlights (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------
                                                           UNITS OUTSTANDING    ACCUMULATION      INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)      UNIT VALUES (000'S) INCOME RATIO* RETURN**
                                                ---------- ----------------- ------------------- ------------- --------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
   2015  Lowest contract charge 1.15% Class B     $10.77             --                  --            --       (3.93)%
         Highest contract charge 1.80% Class B    $10.18             --                  --            --       (4.50)%
         All contract charges                         --        113,359          $1,183,544          1.19%
   2014  Lowest contract charge 1.15% Class B     $11.21             --                  --            --        4.28%
         Highest contract charge 1.80% Class B    $10.66             --                  --            --        3.60%
         All contract charges                         --        123,474          $1,346,578          1.64%
   2013  Lowest contract charge 1.15% Class B     $10.75             --                  --            --       21.88%
         Highest contract charge 1.80% Class B    $10.29             --                  --            --       21.06%
         All contract charges                         --        134,772          $1,414,847          1.11%
2012(c)  Lowest contract charge 1.15% Class B     $ 8.82             --                  --            --       13.37%
         Highest contract charge 1.70% Class B    $ 8.55             --                  --            --       12.80%
         All contract charges                         --        146,245          $1,264,387          1.75%
2011(c)  Lowest contract charge 1.15% Class B     $ 7.78             --                  --            --       (5.58)%
         Highest contract charge 1.90% Class B    $ 7.51             --                  --            --       (6.24)%
         All contract charges                         --        158,716          $1,214,424          1.78%
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY
   2015  Lowest contract charge 1.20 % Class B    $12.79             --                  --            --       (3.62)%
         Highest contract charge 1.80% Class B    $12.09             --                  --            --       (4.12)%
         All contract charges                         --         13,722          $  170,669          1.78%
   2014  Lowest contract charge 0.95% Class B     $13.55             --                  --            --        8.66%
         Highest contract charge 1.80% Class B    $12.61             --                  --            --        7.69%
         All contract charges                         --         15,351          $  198,559          1.77%
   2013  Lowest contract charge 0.95% Class B     $12.47             --                  --            --       28.03%
         Highest contract charge 1.80% Class B    $11.71             --                  --            --       27.01%
         All contract charges                         --         17,304          $  207,189          0.66%
2012(c)  Lowest contract charge 0.95% Class B     $ 9.74             --                  --            --       13.12%
         Highest contract charge 1.80% Class B    $ 9.22             --                  --            --       12.17%
         All contract charges                         --         20,477          $  192,474          1.34%
2011(c)  Lowest contract charge 0.95% Class B     $ 8.61             --                  --            --       (5.38)%
         Highest contract charge 1.80% Class B    $ 8.22             --                  --            --       (6.16)%
         All contract charges                         --         23,086          $  192,936          0.90%
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
   2015  Lowest contract charge 0.95% Class B     $11.47             --                  --            --       (3.53)%
         Highest contract charge 1.80% Class B    $10.58             --                  --            --       (4.43)%
         All contract charges                         --         25,965          $  282,825          0.00%
   2014  Lowest contract charge 0.95% Class B     $11.89             --                  --            --        0.17%
         Highest contract charge 1.80% Class B    $11.07             --                  --            --       (0.72)%
         All contract charges                         --         26,646          $  302,571          1.40%
   2013  Lowest contract charge 0.95% Class B     $11.87             --                  --            --       25.74%
         Highest contract charge 1.80% Class B    $11.15             --                  --            --       24.72%
         All contract charges                         --         25,835          $  294,586          0.90%
2012(c)  Lowest contract charge 0.95% Class B     $ 9.44             --                  --            --       18.15%
         Highest contract charge 1.80% Class B    $ 8.94             --                  --            --       17.17%
         All contract charges                         --         21,501          $  196,029          1.34%
2011(c)  Lowest contract charge 0.95% Class B     $ 7.99             --                  --            --       (9.20)%
         Highest contract charge 1.80% Class B    $ 7.63             --                  --            --       (9.92)%
         All contract charges                         --         21,852          $  169,531          1.77%
EQ/CALVERT SOCIALLY RESPONSIBLE
   2015  Lowest contract charge 1.20% Class B     $13.31             --                  --            --       (0.75)%
         Highest contract charge 1.80% Class B    $12.05             --                  --            --       (1.39)%
         All contract charges                         --          4,679          $   70,768          0.99%
   2014  Lowest contract charge 1.20% Class B     $13.41             --                  --            --       12.22%
         Highest contract charge 1.80% Class B    $12.22             --                  --            --       11.60%
         All contract charges                         --          4,825          $   73,695          0.81%
   2013  Lowest contract charge 1.20% Class B     $11.95             --                  --            --       32.78%
         Highest contract charge 1.80% Class B    $10.95             --                  --            --       31.93%
         All contract charges                         --          5,006          $   68,316          0.83%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

7. Financial Highlights (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------
                                                           UNITS OUTSTANDING    ACCUMULATION      INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)      UNIT VALUES (000'S) INCOME RATIO* RETURN**
                                                ---------- ----------------- ------------------- ------------- --------
EQ/CALVERT SOCIALLY RESPONSIBLE (CONTINUED)
2012(c)  Lowest contract charge 1.20% Class B    $  9.00             --                  --            --       15.24%
         Highest contract charge 1.80% Class B   $  8.30             --                  --            --       14.64%
         All contract charges                         --          4,542          $   47,200          0.98%
2011(c)  Lowest contract charge 1.20% Class B    $  7.81             --                  --            --       (0.89)%
         Highest contract charge 1.80% Class B   $  7.24             --                  --            --       (1.50)%
         All contract charges                         --          4,681          $   42,315          0.35%
EQ/COMMON STOCK INDEX
   2015  Lowest contract charge 0.95% Class B    $414.19             --                  --            --       (1.00)%
         Highest contract charge 1.90% Class B   $281.95             --                  --            --       (1.95)%
         All contract charges                         --         25,480          $  820,311          1.36%
   2014  Lowest contract charge 0.95% Class B    $418.39             --                  --            --       10.99%
         Highest contract charge 1.90% Class B   $287.57             --                  --            --        9.93%
         All contract charges                         --         27,301          $  903,220          1.22%
   2013  Lowest contract charge 0.95% Class B    $376.95             --                  --            --       31.21%
         Highest contract charge 1.90% Class B   $261.60             --                  --            --       29.96%
         All contract charges                         --         30,487          $  910,006          1.29%
2012(c)  Lowest contract charge 0.95% Class B    $287.29             --                  --            --       14.49%
         Highest contract charge 1.90% Class B   $201.30             --                  --            --       13.40%
         All contract charges                         --         32,160          $  746,833          1.55%
2011(c)  Lowest contract charge 0.95% Class B    $250.92             --                  --            --       (0.42)%
         Highest contract charge 1.90% Class B   $177.52             --                  --            --       (1.38)%
         All contract charges                         --         34,703          $  717,818          1.24%
EQ/CORE BOND INDEX
   2015  Lowest contract charge 0.65% Class B    $ 10.42             --                  --            --       (0.19)%
         Highest contract charge 1.90% Class B   $ 12.80             --                  --            --       (1.46)%
         All contract charges                         --        129,512          $1,526,309          1.43%
   2014  Lowest contract charge 0.65% Class B    $ 10.44             --                  --            --        1.75%
         Highest contract charge 1.90% Class B   $ 12.99             --                  --            --        0.46%
         All contract charges                         --        139,801          $1,664,880          1.26%
   2013  Lowest contract charge 0.65% Class B    $ 10.26             --                  --            --       (2.29)%
         Highest contract charge 1.90% Class B   $ 12.93             --                  --            --       (3.44)%
         All contract charges                         --        153,603          $1,811,919          1.61%
2012(c)  Lowest contract charge 0.65% Class B    $ 10.41             --                  --            --        2.46%
         Highest contract charge 1.90% Class B   $ 13.39             --                  --            --        1.21%
         All contract charges                         --        104,051          $1,241,073          1.47%
2011(c)  Lowest contract charge 0.65% Class B    $ 10.16             --                  --            --        4.21%
         Highest contract charge 1.90% Class B   $ 13.23             --                  --            --        2.80%
         All contract charges                         --         97,647          $1,156,460          1.89%
EQ/EQUITY 500 INDEX
   2015  Lowest contract charge 0.65% Class B    $ 18.72             --                  --            --        0.16%
         Highest contract charge 1.90% Class B   $ 38.94             --                  --            --       (1.12)%
         All contract charges                         --         66,440          $1,723,661          1.59%
   2014  Lowest contract charge 0.65% Class B    $ 18.69             --                  --            --       12.25%
         Highest contract charge 1.90% Class B   $ 39.38             --                  --            --       10.80%
         All contract charges                         --         68,623          $1,813,454          1.42%
   2013  Lowest contract charge 0.65% Class B    $ 16.65             --                  --            --       30.59%
         Highest contract charge 1.90% Class B   $ 35.54             --                  --            --       29.05%
         All contract charges                         --         69,644          $1,674,602          1.48%
2012(c)  Lowest contract charge 0.95% Class B    $ 12.75             --                  --            --       14.56%
         Highest contract charge 1.90% Class B   $ 27.54             --                  --            --       13.01%
         All contract charges                         --         67,948          $1,276,485          1.70%
2011(c)  Lowest contract charge 0.95% Class B    $ 28.94             --                  --            --        0.56%
         Highest contract charge 1.90% Class B   $ 24.37             --                  --            --       (0.41)%
         All contract charges                         --         68,631          $1,153,634          1.45%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

7. Financial Highlights (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------
                                                           UNITS OUTSTANDING    ACCUMULATION      INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)      UNIT VALUES (000'S) INCOME RATIO* RETURN**
                                                ---------- ----------------- ------------------- ------------- --------
EQ/GAMCO MERGERS AND ACQUISITION
   2015  Lowest contract charge 1.20% Class B     $14.71            --                   --            --        1.38%
         Highest contract charge 1.80% Class B    $13.79            --                   --            --        0.80%
         All contract charges                         --        12,267           $  174,758          0.00%
   2014  Lowest contract charge 1.20% Class B     $14.51            --                   --            --        0.42%
         Highest contract charge 1.80% Class B    $13.68            --                   --            --       (0.22)%
         All contract charges                         --        13,882           $  195,609          0.00%
   2013  Lowest contract charge 1.20% Class B     $14.45            --                   --            --        9.64%
         Highest contract charge 1.80% Class B    $13.71            --                   --            --        8.98%
         All contract charges                         --        15,199           $  213,867          0.42%
2012(c)  Lowest contract charge 0.95% Class B     $13.44            --                   --            --        4.27%
         Highest contract charge 1.80% Class B    $12.58            --                   --            --        3.37%
         All contract charges                         --        15,180           $  195,359          0.00%
2011(c)  Lowest contract charge 0.95% Class B     $12.89            --                   --            --        0.39%
         Highest contract charge 1.90% Class B    $12.09            --                   --            --       (0.58)%
         All contract charges                         --        16,273           $  201,854          0.19%
EQ/GAMCO SMALL COMPANY VALUE
   2015  Lowest contract charge 0.95% Class B     $59.45            --                   --            --       (6.60)%
         Highest contract charge 1.90% Class B    $45.64            --                   --            --       (7.50)%
         All contract charges                         --        15,235           $  835,281          0.50%
   2014  Lowest contract charge 0.95% Class B     $63.65            --                   --            --        2.09%
         Highest contract charge 1.90% Class B    $49.34            --                   --            --        1.11%
         All contract charges                         --        16,893           $  996,208          0.26%
   2013  Lowest contract charge 1.20% Class B     $58.46            --                   --            --       37.42%
         Highest contract charge 1.90% Class B    $48.80            --                   --            --       36.47%
         All contract charges                         --        19,214           $1,115,195          0.27%
2012(c)  Lowest contract charge 1.20% Class B     $42.54            --                   --            --       16.45%
         Highest contract charge 1.90% Class B    $35.76            --                   --            --       15.62%
         All contract charges                         --        20,092           $  853,490          1.24%
2011(c)  Lowest contract charge 1.20% Class B     $36.53            --                   --            --       (4.65)%
         Highest contract charge 1.90% Class B    $30.93            --                   --            --       (5.33)%
         All contract charges                         --        21,292           $  777,514          0.08%
EQ/INTERMEDIATE GOVERNMENT BOND
   2015  Lowest contract charge 1.20% Class B     $20.93            --                   --            --       (0.76)%
         Highest contract charge 1.90% Class B    $17.55            --                   --            --       (1.52)%
         All contract charges                         --        15,169           $  208,716          0.59%
   2014  Lowest contract charge 1.20% Class B     $21.09            --                   --            --        0.29%
         Highest contract charge 1.90% Class B    $17.82            --                   --            --       (0.39)%
         All contract charges                         --        15,878           $  223,408          0.38%
   2013  Lowest contract charge 1.20% Class B     $21.03            --                   --            --       (2.82)%
         Highest contract charge 1.90% Class B    $17.89            --                   --            --       (3.51)%
         All contract charges                         --        17,778           $  250,365          0.20%
2012(c)  Lowest contract charge 0.65% Class B     $10.22            --                   --            --        0.29%
         Highest contract charge 1.90% Class B    $18.54            --                   --            --       (0.91)%
         All contract charges                         --        33,728           $  440,306          0.24%
2011(c)  Lowest contract charge 0.95% Class B     $22.86            --                   --            --        4.34%
         Highest contract charge 1.90% Class B    $18.71            --                   --            --        3.26%
         All contract charges                         --        33,208           $  447,386          0.43%
EQ/INTERNATIONAL EQUITY INDEX
   2015  Lowest contract charge 0.95% Class B     $14.75            --                   --            --       (3.02)%
         Highest contract charge 1.90% Class B    $12.07            --                   --            --       (4.05)%
         All contract charges                         --        49,825           $  655,415          2.42%
   2014  Lowest contract charge 0.95% Class B     $15.21            --                   --            --       (7.82)%
         Highest contract charge 1.90% Class B    $12.58            --                   --            --       (8.64)%
         All contract charges                         --        46,877           $  639,917          3.09%
   2013  Lowest contract charge 0.95% Class B     $16.50            --                   --            --       20.35%
         Highest contract charge 1.90% Class B    $13.77            --                   --            --       19.12%
         All contract charges                         --        46,841           $  697,320          2.35%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

7. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
                                                           UNITS OUTSTANDING    ACCUMULATION      INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)      UNIT VALUES (000'S) INCOME RATIO* RETURN**
                                                ---------- ----------------- ------------------- ------------- --------
EQ/INTERNATIONAL EQUITY INDEX (CONTINUED)
2012(c)  Lowest contract charge 0.95% Class B     $13.71            --                  --             --        15.11%
         Highest contract charge 1.90% Class B    $11.56            --                  --             --        14.12%
         All contract charges                         --        44,508            $553,783           3.00%
2011(c)  Lowest contract charge 0.95% Class B     $11.91            --                  --             --       (13.00)%
         Highest contract charge 1.90% Class B    $10.13            --                  --             --       (13.86)%
         All contract charges                         --        48,085            $522,268           2.76%
EQ/LARGE CAP GROWTH INDEX
   2015  Lowest contract charge 0.95% Class B     $13.90            --                  --             --         3.81%
         Highest contract charge 1.90% Class B    $11.84            --                  --             --         2.87%
         All contract charges                         --        36,144            $609,656           0.90%
   2014  Lowest contract charge 0.95% Class B     $13.39            --                  --             --        11.21%
         Highest contract charge 1.90% Class B    $11.51            --                  --             --        10.14%
         All contract charges                         --        34,873            $563,284           0.94%
   2013  Lowest contract charge 0.95% Class B     $12.04            --                  --             --        31.30%
         Highest contract charge 1.90% Class B    $10.45            --                  --             --        29.98%
         All contract charges                         --        35,816            $516,366           1.04%
2012(c)  Lowest contract charge 0.95% Class B     $ 9.17            --                  --             --        13.63%
         Highest contract charge 1.90% Class B    $ 8.04            --                  --             --        12.45%
         All contract charges                         --        32,338            $348,856           1.20%
2011(c)  Lowest contract charge 0.95% Class B     $ 8.07            --                  --             --         1.38%
         Highest contract charge 1.90% Class B    $ 7.15            --                  --             --         0.42%
         All contract charges                         --        34,122            $322,327           0.88%
EQ/LARGE CAP VALUE INDEX
   2015  Lowest contract charge 0.95% Class B     $ 9.47            --                  --             --        (5.30)%
         Highest contract charge 1.80% Class B    $ 8.67            --                  --             --        (6.17)%
         All contract charges                         --        46,381            $415,436           1.86%
   2014  Lowest contract charge 0.95% Class B     $10.00            --                  --             --        11.48%
         Highest contract charge 1.80% Class B    $ 9.24            --                  --             --        10.66%
         All contract charges                         --        49,067            $466,929           1.59%
   2013  Lowest contract charge 1.20% Class B     $ 8.78            --                  --             --        30.07%
         Highest contract charge 1.80% Class B    $ 8.35            --                  --             --        29.26%
         All contract charges                         --        45,705            $391,757           1.62%
2012(c)  Lowest contract charge 1.20% Class B     $ 6.75            --                  --             --        15.19%
         Highest contract charge 1.80% Class B    $ 6.46            --                  --             --        14.34%
         All contract charges                         --        39,416            $260,695           1.91%
2011(c)  Lowest contract charge 1.20% Class B     $ 5.86            --                  --             --        (1.51)%
         Highest contract charge 1.80% Class B    $ 5.65            --                  --             --        (2.08)%
         All contract charges                         --        43,857            $252,597           1.77%
EQ/MID CAP INDEX
   2015  Lowest contract charge 0.95% Class B     $18.23            --                  --             --        (3.75)%
         Highest contract charge 1.90% Class B    $15.72            --                  --             --        (4.73)%
         All contract charges                         --        43,998            $810,892           0.85%
   2014  Lowest contract charge 0.95% Class B     $18.94            --                  --             --         7.92%
         Highest contract charge 1.90% Class B    $16.50            --                  --             --         6.93%
         All contract charges                         --        45,343            $872,005           0.78%
   2013  Lowest contract charge 0.95% Class B     $17.55            --                  --             --        31.36%
         Highest contract charge 1.90% Class B    $15.43            --                  --             --        29.99%
         All contract charges                         --        50,069            $897,480           0.78%
2012(c)  Lowest contract charge 0.95% Class B     $13.36            --                  --             --        15.97%
         Highest contract charge 1.90% Class B    $11.87            --                  --             --        14.91%
         All contract charges                         --        50,957            $698,544           0.99%
2011(c)  Lowest contract charge 0.95% Class B     $11.52            --                  --             --        (3.36)%
         Highest contract charge 1.90% Class B    $10.33            --                  --             --        (4.26)%
         All contract charges                         --        53,373            $632,975           0.61%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

7. Financial Highlights (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------
                                                           UNITS OUTSTANDING    ACCUMULATION      INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)      UNIT VALUES (000'S) INCOME RATIO* RETURN**
                                                ---------- ----------------- ------------------- ------------- --------
EQ/MONEY MARKET
   2015  Lowest contract charge 0.00% Class B     $44.43             --                  --            --        0.00%
         Highest contract charge 1.90% Class B    $22.95             --                  --            --       (1.88)%
         All contract charges                         --        238,527          $  526,134          0.00%
   2014  Lowest contract charge 0.00% Class B     $44.43             --                  --            --        0.00%
         Highest contract charge 1.90% Class B    $23.39             --                  --            --       (1.89)%
         All contract charges                         --        148,040          $  452,653          0.00%
   2013  Lowest contract charge 0.00% Class B     $44.43             --                  --            --        0.00%
         Highest contract charge 1.90% Class B    $23.84             --                  --            --       (1.89)%
         All contract charges                         --        196,412          $  624,635          0.00%
2012(c)  Lowest contract charge 0.00% Class B     $44.43             --                  --            --        0.00%
         Highest contract charge 1.90% Class B    $24.30             --                  --            --       (1.94)%
         All contract charges                         --        180,902          $  645,099          0.00%
2011(c)  Lowest contract charge 0.00% Class B     $44.43             --                  --            --        0.00%
         Highest contract charge 1.90% Class B    $24.78             --                  --            --       (1.86)%
         All contract charges                         --         85,545          $  655,858          0.01%
EQ/MORGAN STANLEY MID CAP GROWTH
   2015  Lowest contract charge 0.95% Class B     $21.54             --                  --            --       (6.39)%
         Highest contract charge 1.80% Class B    $19.65             --                  --            --       (7.22)%
         All contract charges                         --         22,683          $  461,738          0.00%
   2014  Lowest contract charge 0.95% Class B     $23.01             --                  --            --       (1.67)%
         Highest contract charge 1.90% Class B    $20.97             --                  --            --       (2.60)%
         All contract charges                         --         25,458          $  556,623          0.00%
   2013  Lowest contract charge 0.95% Class B     $23.40             --                  --            --       37.24%
         Highest contract charge 1.90% Class B    $21.53             --                  --            --       35.92%
         All contract charges                         --         29,180          $  652,249          0.00%
2012(c)  Lowest contract charge 0.95% Class B     $17.05             --                  --            --        7.71%
         Highest contract charge 1.90% Class B    $15.84             --                  --            --        6.67%
         All contract charges                         --         33,732          $  552,320          0.44%
2011(c)  Lowest contract charge 0.95% Class B     $15.83             --                  --            --       (8.60)%
         Highest contract charge 1.90% Class B    $14.85             --                  --            --       (9.45)%
         All contract charges                         --         36,425          $  556,589          0.25%
EQ/QUALITY BOND PLUS
   2015  Lowest contract charge 1.20% Class B     $17.28             --                  --            --       (0.97)%
         Highest contract charge 1.90% Class B    $14.76             --                  --            --       (1.67)%
         All contract charges                         --         90,002          $1,137,861          1.03%
   2014  Lowest contract charge 1.20% Class B     $17.45             --                  --            --        1.63%
         Highest contract charge 1.90% Class B    $15.01             --                  --            --        0.94%
         All contract charges                         --        100,682          $1,287,978          0.96%
   2013  Lowest contract charge 1.20% Class B     $17.17             --                  --            --       (3.43)%
         Highest contract charge 1.90% Class B    $14.87             --                  --            --       (4.13)%
         All contract charges                         --        116,221          $1,460,901          0.57%
2012(c)  Lowest contract charge 1.20% Class B     $17.78             --                  --            --        1.43%
         Highest contract charge 1.90% Class B    $15.51             --                  --            --        0.71%
         All contract charges                         --         38,915          $  505,313          0.62%
2011(c)  Lowest contract charge 0.95% Class B     $18.36             --                  --            --        0.27%
         Highest contract charge 1.90% Class B    $15.40             --                  --            --       (0.71)%
         All contract charges                         --         40,402          $  519,876          2.32%
EQ/SMALL COMPANY INDEX
   2015  Lowest contract charge 0.95% Class B     $25.54             --                  --            --       (5.48)%
         Highest contract charge 1.90% Class B    $21.47             --                  --            --       (6.37)%
         All contract charges                         --         22,946          $  490,749          0.89%
   2014  Lowest contract charge 0.95% Class B     $27.02             --                  --            --        3.88%
         Highest contract charge 1.90% Class B    $22.93             --                  --            --        2.83%
         All contract charges                         --         23,730          $  540,512          0.76%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2015

7. Financial Highlights (Concluded)

                                                                       YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------
                                                           UNITS OUTSTANDING    ACCUMULATION      INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)      UNIT VALUES (000'S) INCOME RATIO* RETURN**
                                                ---------- ----------------- ------------------- ------------- --------
EQ/SMALL COMPANY INDEX (CONTINUED)
   2013  Lowest contract charge 0.95% Class B     $26.01            --                  --             --       36.11%
         Highest contract charge 1.90% Class B    $22.30            --                  --             --       34.91%
         All contract charges                         --        26,529            $584,509           0.95%
2012(c)  Lowest contract charge 0.95% Class B     $19.11            --                  --             --       14.43%
         Highest contract charge 1.90% Class B    $16.53            --                  --             --       13.30%
         All contract charges                         --        28,244            $459,521           1.49%
2011(c)  Lowest contract charge 0.95% Class B     $16.70            --                  --             --       (4.90)%
         Highest contract charge 1.90% Class B    $14.59            --                  --             --       (5.81)%
         All contract charges                         --        30,361            $434,307           0.66%
MULTIMANAGER TECHNOLOGY
   2015  Lowest contract charge 0.95% Class B     $20.46            --                  --             --        5.30%
         Highest contract charge 1.80% Class B    $18.13            --                  --             --        4.38%
         All contract charges                         --        23,604            $492,918           0.00%
   2014  Lowest contract charge 0.95% Class B     $19.43            --                  --             --       12.44%
         Highest contract charge 1.80% Class B    $17.37            --                  --             --       11.49%
         All contract charges                         --        24,854            $494,849           0.00%
   2013  Lowest contract charge 0.95% Class B     $17.28            --                  --             --       34.37%
         Highest contract charge 1.80% Class B    $15.58            --                  --             --       33.16%
         All contract charges                         --        25,647            $456,103           0.00%
2012(c)  Lowest contract charge 0.95% Class B     $12.86            --                  --             --       12.31%
         Highest contract charge 1.80% Class B    $11.70            --                  --             --       11.43%
         All contract charges                         --        28,995            $385,649           0.00%
2011(c)  Lowest contract charge 0.95% Class B     $11.45            --                  --             --       (5.68)%
         Highest contract charge 1.90% Class B    $10.40            --                  --             --       (6.64)%
         All contract charges                         --        30,531            $363,492             --

   ----------
  (a)Units were made available on January 18, 2011.
  (b)Units were made available on May 20, 2013.
  (c)The information shown as of and for the year ended December 31, 2012 and earlier is for units outstanding prior to the transfer of Accumulator 11, Retirement Cornerstone Series and Retirement Cornerstone II Series to Separate Account 70 on January 1, 2013.
  * This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the Variable Investment Option from the Portfolio, divided by the average daily net assets. This ratio excludes those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Options invests. For those Variable Invetsment Options with less than a year of operations, this ratio is not annualized but calculted from the effective date through the end of the reporting period.
  ** This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of that Variable Investment Option, without consideration if there were units outstanding as of such date. The total return is calculated for each period indicated from the effective date through the end of the reporting period. Where there are no units outstanding at period-end, the total return is calculated using the current offering price of the unit. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

8. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2015 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm......................................... F-1

Consolidated Financial Statements:
  Consolidated Balance Sheets, December 31, 2015 and 2014....................................... F-2
  Consolidated Statements of Earnings (Loss), Years Ended December 31, 2015, 2014 and 2013...... F-3
  Consolidated Statements of Comprehensive Income (Loss), Years Ended December 31, 2015, 2014
   and 2013..................................................................................... F-4
  Consolidated Statements of Equity, Years Ended December 31, 2015, 2014 and 2013............... F-5
  Consolidated Statements of Cash Flows, Years Ended December 31, 2015, 2014 and 2013........... F-6
  Notes to Consolidated Financial Statements
   Note 1 -- Organization....................................................................... F-8
   Note 2 -- Significant Accounting Policies.................................................... F-8
   Note 3 -- Investments........................................................................ F-21
   Note 4 -- Goodwill and Other Intangible Assets............................................... F-38
   Note 5 -- Closed Block....................................................................... F-39
   Note 6 -- Contractholder Bonus Interest Credits.............................................. F-40
   Note 7 -- Fair Value Disclosures............................................................. F-41
   Note 8 -- GMDB, GMIB, GIB, GWBL and Other Features and No Lapse Guarantee Features........... F-52
   Note 9 -- Reinsurance Agreements............................................................. F-56
   Note 10 -- Short-Term and Long-Term Debt..................................................... F-57
   Note 11 -- Related Party Transactions........................................................ F-58
   Note 12 -- Employee Benefit Plans............................................................ F-60
   Note 13 -- Share-Based and Other Compensation Programs....................................... F-64
   Note 14 -- Income Taxes...................................................................... F-70
   Note 15 -- Accumulated Other Comprehensive Income (Loss)..................................... F-72
   Note 16 -- Commitments and Contingent Liabilities............................................ F-73
   Note 17 -- Litigation........................................................................ F-74
   Note 18 -- Insurance Group Statutory Financial Information................................... F-76
   Note 19 -- Business Segment Information...................................................... F-77
   Note 20 -- Quarterly Results of Operations (Unaudited)....................................... F-77

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries (the "Company") at December 31, 2015 and December 31, 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 18, 2016

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2015 AND 2014

                                                      2015       2014
                                                   ---------- ----------
                                                       (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at fair
   value (amortized cost of $31,201 and 30,795)... $   31,893 $   33,034
  Mortgage loans on real estate (net of valuation
   allowances of $6 and $37)......................      7,171      6,463
  Policy loans....................................      3,393      3,408
  Other equity investments........................      1,477      1,757
  Trading securities, at fair value...............      6,805      5,143
  Other invested assets...........................      1,788      1,978
                                                   ---------- ----------
   Total investments..............................     52,527     51,783
Cash and cash equivalents.........................      3,028      2,716
Cash and securities segregated, at fair value.....        565        476
Broker-dealer related receivables.................      1,971      1,899
Securities purchased under agreements to resell...         79         --
Deferred policy acquisition costs.................      4,469      4,271
Goodwill and other intangible assets, net.........      3,733      3,762
Amounts due from reinsurers.......................      4,466      4,051
Loans to affiliates...............................      1,087      1,087
Guaranteed minimum income benefit reinsurance
  asset, at fair value............................     10,570     10,711
Other assets......................................      4,634      4,190
Separate Accounts' assets.........................    107,497    111,059
                                                   ---------- ----------

TOTAL ASSETS...................................... $  194,626 $  196,005
                                                   ========== ==========

LIABILITIES
Policyholders' account balances................... $   33,033 $   31,848
Future policy benefits and other policyholders
  liabilities.....................................     24,531     23,484
Broker-dealer related payables....................        404        551
Securities sold under agreements to repurchase....      1,890        950
Customers related payables........................      1,715      1,501
Amounts due to reinsurers.........................        131         74
Short-term debt...................................        584        689
Current and deferred income taxes.................      4,647      4,785
Other liabilities.................................      2,586      2,939
Separate Accounts' liabilities....................    107,497    111,059
                                                   ---------- ----------
   Total liabilities..............................    177,018    177,880
                                                   ---------- ----------
Redeemable Noncontrolling Interest................ $       13 $       17
                                                   ---------- ----------

EQUITY
AXA Equitable's equity:
  Common stock, $1.25 par value, 2 million shares
   authorized, issued and outstanding............. $        2 $        2
  Capital in excess of par value..................      5,321      5,957
  Retained earnings...............................      8,958      8,809
  Accumulated other comprehensive income (loss)...        228        351
                                                   ---------- ----------
   Total AXA Equitable's equity...................     14,509     15,119
                                                   ---------- ----------
Noncontrolling interest...........................      3,086      2,989
                                                   ---------- ----------
   Total equity...................................     17,595     18,108
                                                   ---------- ----------

TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING
  INTEREST AND EQUITY............................. $  194,626 $  196,005
                                                   ========== ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

                                                           2015      2014      2013
                                                         --------  --------  --------
                                                                 (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income................................................ $  3,574  $  3,475  $  3,546
Premiums................................................      488       514       496
Net investment income (loss):
  Investment income (loss) from derivative instruments..      (81)    1,605    (2,866)
  Other investment income (loss)........................    2,057     2,210     2,237
                                                         --------  --------  --------
   Total net investment income (loss)...................    1,976     3,815      (629)
                                                         --------  --------  --------
Investment gains (losses), net:
  Total other-than-temporary impairment losses..........      (41)      (72)      (81)
  Portion of loss recognized in other comprehensive
   income (loss)........................................       --        --        15
                                                         --------  --------  --------
   Net impairment losses recognized.....................      (41)      (72)      (66)
  Other investment gains (losses), net..................       21        14       (33)
                                                         --------  --------  --------
     Total investment gains (losses), net...............      (20)      (58)      (99)
                                                         --------  --------  --------
Commissions, fees and other income......................    3,942     3,930     3,823
Increase (decrease) in the fair value of the
  reinsurance contract asset............................     (141)    3,964    (4,297)
                                                         --------  --------  --------
     Total revenues.....................................    9,819    15,640     2,840
                                                         --------  --------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.................................    2,799     3,708     1,691
Interest credited to policyholders' account balances....      978     1,186     1,373
Compensation and benefits...............................    1,783     1,739     1,743
Commissions.............................................    1,111     1,147     1,160
Distribution related payments...........................      394       413       423
Amortization of deferred sales commissions..............       49        42        41
Interest expense........................................       20        53        88
Amortization of deferred policy acquisition costs.......      284       215       580
Capitalization of deferred policy acquisition costs.....     (615)     (628)     (655)
Rent expense............................................      165       163       169
Amortization of other intangible assets.................       28        27        24
Other operating costs and expenses......................    1,173     1,460     1,512
                                                         --------  --------  --------
     Total benefits and other deductions................    8,169     9,525     8,149
                                                         --------  --------  --------
Earnings (loss) from operations, before income taxes....    1,650     6,115  $ (5,309)
Income tax (expense) benefit............................     (186)   (1,695)    2,073
                                                         --------  --------  --------

Net earnings (loss).....................................    1,464     4,420    (3,236)
  Less: net (earnings) loss attributable to the
   noncontrolling interest..............................     (403)     (387)     (337)
                                                         --------  --------  --------

Net Earnings (Loss) Attributable to AXA Equitable....... $  1,061  $  4,033  $ (3,573)
                                                         ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

                                                      2015       2014       2013
                                                   ---------  ---------  ---------
                                                            (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)............................... $   1,464  $   4,420  $  (3,236)
                                                   ---------  ---------  ---------

Other comprehensive income (loss) net of income
taxes:
   Foreign currency translation adjustment........       (25)       (21)       (12)
   Change in unrealized gains (losses), net of
     reclassification adjustment..................      (881)       969     (1,199)
   Changes in defined benefit plan related items
     not yet recognized in periodic benefit cost,
     net of reclassification adjustment...........        (4)       (23)       299
                                                   ---------  ---------  ---------
Total other comprehensive income (loss), net of
  income taxes....................................      (910)       925       (912)
                                                   ---------  ---------  ---------

Comprehensive income (loss).......................       554      5,345     (4,148)

  Less: Comprehensive (income) loss attributable
   to noncontrolling interest.....................      (388)      (358)      (345)
                                                   ---------  ---------  ---------

Comprehensive Income (Loss) Attributable to AXA
  Equitable....................................... $     166  $   4,987  $  (4,493)
                                                   =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

                                                      2015       2014       2013
                                                   ---------  ---------  ---------
                                                            (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
  Common stock, at par value, beginning and end
   of year........................................ $       2  $       2  $       2
                                                   ---------  ---------  ---------

  Capital in excess of par value, beginning of
   year...........................................     5,957      5,934      5,992
  Deferred tax on dividend of AB Units............       (35)       (26)        --
  Non cash capital contribution from AXA
   Financial (See Note 12)........................       137         --         --
  Transfer of unrecognized net actuarial loss of
   the AXA Equitable Qualified Pension Plan to
   AXA Financial (see Note 15)....................      (772)        --         --
  Changes in capital in excess of par value.......        34         49        (58)
                                                   ---------  ---------  ---------
  Capital in excess of par value, end of year.....     5,321      5,957      5,934
                                                   ---------  ---------  ---------

  Retained earnings, beginning of year............     8,809      5,205      9,125
  Net earnings (loss).............................     1,061      4,033     (3,573)
  Stockholder dividends...........................      (912)      (429)      (347)
                                                   ---------  ---------  ---------
  Retained earnings, end of year..................     8,958      8,809      5,205
                                                   ---------  ---------  ---------

  Accumulated other comprehensive income (loss),
   beginning of year..............................       351       (603)       317
  Transfer of unrecognized net actuarial loss of
   the AXA Equitable Qualified Pension Plan to
   AXA Financial (see Note 15)....................       772         --         --
  Other comprehensive income (loss)...............      (895)       954       (920)
                                                   ---------  ---------  ---------
  Accumulated other comprehensive income (loss),
   end of year....................................       228        351       (603)
                                                   ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR......    14,509     15,119     10,538
                                                   ---------  ---------  ---------

  Noncontrolling interest, beginning of year......     2,989      2,903      2,494
  Repurchase of AB Holding units..................      (154)       (62)       (76)
  Net earnings (loss) attributable to
   noncontrolling interest........................       403        387        337
  Dividends paid to noncontrolling interest.......      (414)      (401)      (306)
  Dividend of AB Units by AXA Equitable to AXA
   Financial......................................       145         48        113
  Other comprehensive income (loss) attributable
   to noncontrolling interest.....................       (15)       (29)         8
  Other changes in noncontrolling interest........       132        143        333
                                                   ---------  ---------  ---------

     Noncontrolling interest, end of year.........     3,086      2,989      2,903
                                                   ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR......................... $  17,595  $  18,108  $  13,441
                                                   =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

                                                            2015       2014       2013
                                                         ---------  ---------  ---------
                                                                  (IN MILLIONS)
Net earnings (loss)..................................... $   1,464  $   4,420  $  (3,236)
  Adjustments to reconcile net earnings (loss) to net
  cash provided by operating activities:
   Interest credited to policyholders' account
     balances...........................................       978      1,186      1,373
   Universal life and investment-type product policy
     fee income.........................................    (3,574)    (3,475)    (3,546)
   Net change in broker-dealer and customer related
     receivables/payables...............................       (38)      (525)      (740)
   (Income) loss related to derivative instruments......        81     (1,605)     2,866
   Change in reinsurance recoverable with affiliate.....      (581)      (128)      (176)
   Investment (gains) losses, net.......................        20         58         99
   Change in segregated cash and securities, net........       (89)       505        571
   Change in deferred policy acquisition costs..........      (331)      (413)       (74)
   Change in future policy benefits.....................       961      1,647       (384)
   Change in current and deferred income taxes..........       258      1,448     (1,754)
   Real estate related write-off charges................        --         25         56
   Change in accounts payable and accrued expenses......        38       (259)        33
   Change in the fair value of the reinsurance
     contract asset.....................................       141     (3,964)     4,297
   Contribution to pension plans........................        --         (6)        --
   Amortization of deferred compensation................       172        171        159
   Amortization of deferred sales commission............        49         42         41
   Amortization of reinsurance cost.....................        39        302        302
   Other depreciation and amortization..................       (18)        44        122
   Amortization of other intangibles....................        28         27         24
   Other, net...........................................       116       (117)       128
                                                         ---------  ---------  ---------

  Net cash provided by (used in) operating activities...      (286)      (617)       161
                                                         ---------  ---------  ---------

  Cash flows from investing activities:
   Maturities and repayments of fixed maturities and
     mortgage loans on real estate......................     3,996      2,975      3,691
   Sales of investments.................................     1,284      1,099      3,444
   Purchases of investments.............................    (6,145)    (6,751)    (6,057)
   Purchases of trading account securities..............   (12,501)    (7,014)    (3,794)
   Sales maturities and repayment of trading account
     securities.........................................    10,810      6,077      1,893
   Cash settlements related to derivative instruments...       529        999     (2,500)
   Purchase of business, net of cash acquired...........        --        (61)        --
   Change in short-term investments.....................      (363)        (5)        --
   Decrease in loans to affiliates......................        --         --          5
   Increase in loans to affiliates......................        --         --        (56)
   Investment in capitalized software, leasehold
     improvements and EDP equipment.....................       (71)       (83)       (67)
   Other, net...........................................        35         (9)        12
                                                         ---------  ---------  ---------

  Net cash provided by (used in) investing activities... $  (2,426) $  (2,773) $  (3,429)
                                                         ---------  ---------  ---------

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013
                                  (CONTINUED)

                                                      2015       2014       2013
                                                    --------  ---------  ---------
                                                             (IN MILLIONS)
Cash flows from financing activities:
  Policyholders' account balances:
   Deposits........................................ $  4,821  $   5,034  $   5,469
   Withdrawals and transfers to Separate Accounts..     (880)    (1,075)    (1,188)
  Change in short-term financings..................       95        221        (55)
  Change in collateralized pledged liabilities.....     (270)       430       (663)
  Change in collateralized pledged assets..........       (2)       (12)       (18)
  Repayment of Loans from Affiliates...............       --       (825)      (500)
  Repayment of long term debt......................     (200)        --         --
  Shareholder dividends paid.......................     (767)      (382)      (234)
  Repurchase of AB Holding units...................     (214)       (90)      (113)
  Distribution to noncontrolling interest in
   consolidated subsidiaries.......................     (414)      (401)      (306)
  Increase (decrease) in Securities sold under
   agreement to repurchase.........................      939        950         --
  Change in securities sold under agreements to
   resale..........................................      (79)        --         --
  Other, net.......................................        5         (7)        --
                                                    --------  ---------  ---------

Net cash provided by (used in) financing
  activities.......................................    3,034      3,843      2,392
                                                    --------  ---------  ---------

Effect of exchange rate changes on cash and cash
  equivalents......................................      (10)       (20)        (3)
Change in cash and cash equivalents................      312        433       (879)
Cash and cash equivalents, beginning of year.......    2,716      2,283      3,162
                                                    --------  ---------  ---------

Cash and Cash Equivalents, End of Year............. $  3,028  $   2,716  $   2,283
                                                    ========  =========  =========

Supplemental cash flow information:
  Interest Paid.................................... $     19  $      72  $      91
                                                    ========  =========  =========
  Income Taxes (Refunded) Paid..................... $    (80) $     272  $    (214)
                                                    ========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is a direct, wholly-owned subsidiary of AXA Equitable Financial Services, LLC ("AEFS"). AEFS is a direct, wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly-owned subsidiary of AXA S.A. ("AXA"), a French holding company for the AXA Group, a worldwide leader in financial protection.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently.

   Insurance

   The Insurance segment offers a variety of term, variable and universal life insurance products, variable and fixed-interest annuity products and investment products including mutual funds principally to individuals and small and medium size businesses and professional and trade associations. This segment also includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable and its indirect, wholly-owned insurance subsidiaries and AXA Equitable Funds Management Group ("AXA Equitable FMG").

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AB"). AB provides research, diversified investment management and related services globally to a broad range of clients. This segment also includes institutional Separate Accounts principally managed by AB that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AB is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AB is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AB are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   At December 31, 2015 and 2014, the Company's economic interest in AB was 28.6% and 32.2%, respectively. At December 31, 2015 and 2014, respectively, AXA and its subsidiaries' economic interest in AB (including AXA Financial Group) was approximately 62.8% and 62.7%. AXA Equitable is the parent of AllianceBernstein Corporation, the general partner ("General Partner") of the limited partnership, as a result it consolidates AB in the Company's consolidated financial statements.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiaries engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AB; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2015", "2014" and "2013" refer to the years ended December 31, 2015, 2014 and 2013, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Accounting and Consolidation of VIE's

   For all new investment products and entities developed by the Company (other than Collateralized Debt Obligations ("CDOs")), the Company first determines whether the entity is a VIE, which involves determining an entity's variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, the Company then identifies the primary beneficiary of the VIE. If the Company is deemed to be the primary beneficiary of the VIE, then the Company consolidates the entity.

   The Company provides seed capital to its investment teams to develop new products and services for their clients. The Company's original seed investment typically represents all or a majority of the equity investment in the new product is temporary in nature. The Company evaluates its seed investments on a quarterly basis and consolidates such investments as required pursuant to U.S. GAAP.

   Management of the Company reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that the Company is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AB earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2015, AB had significant variable interests in certain other structured products and hedge funds with approximately $28 million in client AUM. However, these VIEs do not require consolidation because management has determined that AB is not the primary beneficiary of the expected losses or expected residual returns of these entities. AB's maximum exposure to loss in these entities is limited to its investments of $200,000 in and prospective investment management fees earned from these entities.

   Adoption of New Accounting Pronouncements

   In June 2014, the Financial Accounting Standards Board ("FASB") issued new guidance for repurchase-to-maturity transactions, repurchase financings and added disclosure requirements, which aligns the accounting for repurchase-to-maturity transactions and repurchase financing arrangements with the accounting for other typical repurchase agreements. The new guidance also requires additional disclosures about repurchase agreements and similar transactions. The accounting changes and disclosure requirements were effective for interim or annual periods beginning after December 15, 2014. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   The FASB issued new guidance that allows investors to elect to use the proportional amortization method to account for investments in qualified affordable housing projects if certain conditions are met. Under this method, which replaces the effective yield method, an investor amortizes the cost of its investment, in proportion to the tax credits and other tax benefits it receives, to income tax expense. The guidance also introduces disclosure requirements for all investments in qualified affordable housing projects, regardless of the accounting method used for those investments. The guidance was effective for annual periods beginning after December 15, 2014. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   Future Adoption of New Accounting Pronouncements

   In February 2016, the FASB issued revised guidance to lease accounting. The revised guidance will require lessees to recognize a right-of-use asset and a lease liability for virtually all of their leases. Lessor accounting will continue to be similar to the current model, but updated to align with certain changes to the lessee model. Extensive quantitative and qualitative disclosures, including significant judgments made by management, will be required to provide greater insight into the extent of revenue and expense recognized and expected to be recognized from existing contracts. The revised guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018, with early adoption permitted. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In January 2016, the FASB issued new guidance related to recognition and measurement of financial assets and financial liabilities. The new guidance primarily affects the accounting for equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments. In addition, the FASB clarified guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale debt securities. New guidance is effective prospectively for fiscal years (and interim periods within those years) beginning after December 15, 2017. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In May 2015, the FASB issued new guidance related to disclosures for investments in certain entities that calculate net asset value ("NAV") per share (or its equivalent). Under the new guidance, investments measured at NAV, as a practical expedient for fair value, are excluded from the fair value hierarchy. Removing investments measured using the practical expedient from the fair value hierarchy is intended to eliminate the diversity in practice that currently exists with respect to the categorization of these investments. The only criterion for categorizing investments in the fair value hierarchy will be the observability of the inputs. The amendment is effective retrospectively for fiscal years (and interim periods within those years) beginning after December 15, 2015. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In April 2015, the FASB issued new guidance, simplifying the presentation of debt issuance costs, which requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying value of the associated debt liability, consistent with the presentation of a debt discount. The new guidance is effective retrospectively for interim or annual periods beginning after December 15, 2015. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In February 2015, the FASB issued a new consolidation standard that makes targeted amendments to the VIE assessment, including guidance specific to limited partnerships and similar entities, and ends the deferral granted to investment companies for applying the VIE guidance. The new standard is effective for annual periods, beginning after December 15, 2015, but may be early-adopted in any interim period. Management currently is evaluating the impacts this guidance may have on the Company's consolidated financial statements.

   In August 2014, the FASB issued new guidance which requires management to evaluate whether there is "substantial doubt" about the reporting entity's ability to continue as a going concern and provide related footnote disclosures about those uncertainties, if they exist. The new guidance is effective for annual periods, ending after December 15, 2016 and interim periods thereafter. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In June 2014, the FASB issued new guidance for accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. The new guidance is effective for interim and annual periods beginning after December 15, 2015. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In May 2014, the FASB issued new revenue recognition guidance that is intended to improve and converge the financial reporting requirements for revenue from contracts with customers with International Financial Reporting Standards ("IFRS"). The new guidance applies to contracts that deliver goods or services to a customer, except when those contracts are for: insurance, leases, rights and obligations that are in the scope of certain financial instruments (i.e., derivative contracts) and guarantees other than product or service warranties. The new guidance is effective for interim and annual periods, beginning after December 15, 2017, with early adoption permitted for interim and annual periods beginning after December 15, 2016. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the New York State Department of Financial Services, (the "NYDFS"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in OCI. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a month or one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in other investment income (loss) in the statements of Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by AXA Equitable and certain subsidiaries on the lives of certain key employees and AXA Equitable and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2015 and 2014, the carrying value of COLI was $864 million and $803 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Derivatives

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options and may be exchange-traded or contracted in the over-the-counter market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

   Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within "Other invested assets" or as liabilities within "Other liabilities." The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related Credit Support Annex ("CSA") have been executed. The Company uses derivatives to manage asset/liability risk and has designated some of those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of the Company's freestanding derivative positions not designated to hedge accounting relationships, including net receipts and payments, are included in "Investment income (loss) from derivative instruments" without considering changes in the fair value of the economically associated assets or liabilities.

   The Company is a party to financial instruments and other contracts that contain "embedded" derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are "clearly and closely related" to the economic characteristics of the remaining component of the "host contract" and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of earnings (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

   Mortgage Loans on Real Estate ("mortgage loans"):

   Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   For commercial and agricultural mortgage loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

      . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

      . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

      . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

      . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

      . Maturity -- Mortgage loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

      . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

      . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

      . Property condition -- Significant deferred maintenance observed during the lenders annual site inspections.

      . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans also are individually evaluated quarterly by the Company's Investments Under Surveillance ("IUS") Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for mortgage loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on the Company's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2015 and 2014, the carrying values of commercial mortgage loans that had been classified as nonaccrual mortgage loans were $72 million and $89 million, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring ("TDR"), the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the mortgage loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of Accumulated Other Comprehensive Income ("AOCI"), net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, insurance liability loss recognition and DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades.

   Recognition of Insurance Income and Related Expenses

   Deposits related to UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of DAC.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   AXA Equitable FMG performs investment advisory and administrative services to investment companies, currently AXA Premier VIP Trust ("VIP Trust"), EQ Advisors Trust ("EQAT"), 1290 Funds, AXA Allocation Funds Trusts and AXA Offshore Multimanager Funds Trust ("Other AXA Trusts"). AXA Equitable FMG has entered into sub-advisory agreements with affiliated and unaffiliated registered investment advisers to provide sub-advisory services to AXA Equitable FMG with respect to certain portfolios of EQAT and the Other AXA Trusts. AXA Equitable FMG's administrative services include, among others, fund accounting and compliance services. AXA Equitable FMG has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. to provide certain sub-administration services to AXA Equitable FMG as instructed by AXA Equitable FMG. AXA Equitable FMG earns fees related to these services; the fees are calculated as a percentage of assets under management and are recorded in Commissions, fees and other income in the Consolidated statements of earnings (loss) as the related services are performed. Sub-advisory and sub-administrative expenses associated with the services are calculated and recorded as the related services are performed in Other operating costs and expenses in the Consolidated statements of earnings (loss).

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC.

   DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, UL and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. In second quarter 2015, based upon management's current expectations of interest rates and future fund growth, the Company updated its Reversion to the Mean ("RTM") assumption from 9.0% to 7.0%. The average gross long-term return measurement start date was also updated to December 31, 2014. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2015, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 7.0% (4.65% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.65% net of product weighted average Separate Account fees) and 0.0% (-2.35% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2015, the average rate of assumed investment yields, excluding policy loans, was 5.1% grading to 4.5% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of the Company's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company has issued and continues to offer certain variable annuity products with GMDB and Guaranteed income benefit ("GIB") features. The Company previously issued certain variable annuity products with Guaranteed withdrawal benefit for life ("GWBL") and other features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 5.0% to 6.3% (weighted average of 5.1%) for approximately 99.0% of life insurance liabilities and from 1.6% to 6.5% (weighted average of 5.1%) for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Funding agreements are reported in Policyholders' account balances in the consolidated balance sheets. As a member of the Federal Home Loan Bank of New York ("FHLBNY"), AXA Equitable has access to collateralized borrowings. AXA Equitable may also issue funding agreements to the FHLBNY. Both the collateralized borrowings and funding agreements would require AXA Equitable to pledge qualified mortgage-backed assets and/or government securities as collateral. As entering into FHLBNY membership, borrowings and funding agreements requires the ownership of FHLB stock, AXA Equitable has purchased FHLBNY stock of $31 million, as of December 31, 2015. At December 31, 2015, AXA Equitable had $500 million of outstanding funding agreements with the FHLBNY. These funding agreements were used for asset liability management purposes. For other instruments used for asset liability management purposes, see "Derivative and offsetting assets and liabilities" included in
   Note 3.

   Accounting for Variable Annuities with GMDB and GMIB Features

   Future claims exposure on products with guaranteed minimum death benefit ("GMDB") and guaranteed minimum income benefit ("GMIB") features are sensitive to movements in the equity markets and interest rates. The Company has in place various hedging programs utilizing derivatives that are designed to mitigate the impact of movements in equity markets and interest rates. These various hedging programs do not qualify for hedge accounting treatment. As a result, changes in the value of the derivatives will be recognized in the period in which they occur while offsetting changes in reserves and deferred policy acquisition costs ("DAC") will be recognized over time in accordance with policies described below under "Policyholders' Account Balances and Future Policy Benefits" and "DAC". These differences in recognition contribute to earnings volatility.

   GMIB reinsurance contracts are used to cede to affiliated and non-affiliated reinsurers a portion of the exposure on variable annuity products that offer the GMIB feature. The GMIB reinsurance contracts are accounted for as derivatives and are reported at fair value. Gross reserves for GMIB are calculated on the basis of assumptions related to projected benefits and related contract charges over the lives of the contracts and therefore will not immediately reflect the offsetting impact on future claims exposure resulting from the same capital market and/or interest rate fluctuations that cause gains or losses on the fair value of the GMIB reinsurance contracts. The changes in the fair value of the

   GMIB reinsurance contracts are recorded in the period in which they occur while offsetting changes in gross reserves and DAC for GMIB are recognized over time in accordance with policies described below under "Policyholders' Account Balances and Future Policy Benefits" and "DAC". These differences in recognition contribute to earnings volatility.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2015, participating policies, including those in the Closed Block, represent approximately 5.2% ($18,599 million) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of AXA Equitable. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which the Company does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of seven Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as AFS in the accompanying consolidated financial statements. These Separate Accounts are combined on a line-by-line basis with the Company's General Account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the General Account.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Company does not bear the investment risk are reflected directly in Separate Accounts liabilities. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such Separate Accounts are offset within the same line in the consolidated statements of earnings (loss). For 2015, 2014 and 2013, investment results of such Separate Accounts were gains (losses) of $1,148 million, $5,959 million and $19,022 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL") for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AB sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AB's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2015 was not impaired.

   AB's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2015. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AB's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AB's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the acquisition of SCB Inc., an investment research and management company formerly known as Sanford C. Bernstein Inc. ("Bernstein Acquisition") and the purchase of units of the limited partnership interest in AB ("AB Units"). In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AB Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software, included in Other assets in the consolidated balance sheets, is amortized on a straight-line basis over the estimated useful life of the software that ranges between three and five years. If an impairment is determined to have occurred, software capitalization is accelerated for the remaining balance deemed to be impaired.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. The Company provides for Federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

   Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

   Out of Period Adjustments

   In 2015, the Company recorded several out-of-period adjustments ("OOPA") in its financial statements These OOPAs resulted in understating the 2015 total revenues by $112 million, and understated total benefits and other deductions by $51 million. These OOPAs primarily related to errors in the models used to calculate the initial fee liability amortization, affiliated ceded reserves and deferred cost of reinsurance for certain of its variable and interest sensitive life ("VISL") products. In addition, the Company recorded an OOPA in 2015 related an error in the model used to calculate the deferred cost of reinsurance with an un-affiliated reinsurer related to the reinsurance of the Company's Disability Insurance ("DI") business. As a result of these OOPAs, the 2015 earnings (loss) from operations, before income tax was understated by $61 million, and the net earnings were understated by $40 million.

   In 2014, the Company recorded several OOPAs in its financial statements. The Company refined the models used to calculate the fair value of the GMIB reinsurance asset and the GMIB and GMDB liabilities. In addition, the Company recorded an OOPA related to an understatement of the dividend of AB Units by AXA Equitable to AXA Financial during the year ended December 31, 2013 and the related deferred tax liability for the excess of the fair value of the AB Unit dividend over the recorded value. The net impact of the corrections to AXA Equitable's shareholders' equity and Net earnings was a decrease of $1 million and an increase of $73 million, respectively.

   Management has evaluated the impact of all OOPAs both individually and in the aggregate and concluded they are not material to any previously reported quarterly or annual financial statements, or to the periods in which they were corrected.

   Assumption Updates and Refinements

   In 2015, expectations of long-term lapse and partial withdrawal rates for variable annuities with GMDB and GMIB guarantees were updated based on emerging experience. This update increases expected future claim costs and the fair value of the GMIB reinsurance contract asset. Also in 2015, expectations of GMIB election rates were lowered for certain ages based on emerging experience. This decreases the expected future GMIB claim cost and the fair value of the GMIB reinsurance contract asset, while increasing the expected future GMDB claim cost. The impact of these assumption updates in 2015 were a net decrease in the fair value of the GMIB reinsurance contract asset of $746 million, a decrease in the GMDB/GMIB reserves of $637 million and a decrease in the amortization of DAC of $17 million. In 2015, the after tax impacts of these assumption updates decreased Net earnings by approximately $60 million.

   Effective March 2016, the Company will raise cost of insurance ("COI") rates for certain UL policies issued between 2004 and 2007 which have both issue ages 70 and above and a current face value amount of $1 million and above. The Company is raising the COI rates for these policies as management expects future mortality and investment experience to be less favorable than what was anticipated when the current schedule of COI rates was established. This COI rate increase is larger than the increase that previously had been anticipated in management's reserve assumptions. As a result management updated the assumption to reflect the actual COI rate increase, resulting in a $46 million increase to net earnings for the year ended December 31, 2015.

   Additionally in 2015, based upon management's current expectations of interest rates and future fund growth, the Company updated its RTM assumption used to calculate GMDB/GMIB and VISL reserves and amortization of DAC from 9.0% to 7.0%. The impact of this assumption update in 2015 was an increase in GMIB/GMDB reserves of $723 million, an increase in VISL reserves of $29 million and decrease in amortization of DAC of $67 million. In 2015, the after tax impact of this assumption update decreased Net earnings by approximately $445 million.

   In 2014, the Company updated its assumptions of future GMIB costs as a result of lower expected short term lapses for those policyholders who did not accept the GMIB buyout offer that expired in third quarter 2014. The impacts of this refinement in 2014 resulted in an increase in the fair value of the GMIB reinsurance asset of $62 million and an increase in the GMIB reserves of $16 million. In 2014, the after DAC and after tax impact of this assumption update increased Net earnings by approximately $30 million.

   In addition, in 2014, the Company refined the fair value calculation of the GMIB reinsurance contract asset and GWBL, GIB and guaranteed minimum accumulation benefit ("GMAB") liabilities, utilizing scenarios that explicitly reflect risk free bond and equity components separately (previously aggregated and including counterparty risk premium embedded in swap rates) and stochastic interest rates for projecting and discounting cash flows (previously a single yield curve). The net impacts of these refinements in 2014 were a $510 million increase to the GMIB reinsurance contract asset and a $37 million increase in the GWBL, GIB and GMAB liability which are reported in the Company's consolidated statements of Earnings (Loss) as Increase (decrease) in the fair value of the reinsurance contract asset and Policyholders' benefits, respectively. In 2014, the after DAC and after tax impact of this refinements increased Net earnings by approximately $307 million.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                          GROSS      GROSS
                                              AMORTIZED UNREALIZED UNREALIZED                OTTI
                                                COST      GAINS      LOSSES   FAIR VALUE  IN AOCI/(3)/
                                              --------- ---------- ---------- ----------- -----------
                                                                   (IN MILLIONS)
DECEMBER 31, 2015
-----------------
Fixed Maturity Securities:
  Public corporate........................... $  12,890  $     688 $      202 $    13,376 $        --
  Private corporate..........................     6,818        232        124       6,926          --
  U.S. Treasury, government and agency.......     8,800        280        305       8,775          --
  States and political subdivisions..........       437         68          1         504          --
  Foreign governments........................       397         36         18         415          --
  Commercial mortgage-backed.................       591         29         87         533           9
  Residential mortgage-backed/(1)/...........       608         32         --         640          --
  Asset-backed/(2)/..........................        68         10          1          77           3
  Redeemable preferred stock.................       592         57          2         647          --
                                              ---------  --------- ---------- ----------- -----------
   Total Fixed Maturities....................    31,201      1,432        740      31,893          12

Equity securities............................        34         --          2          32          --
                                              ---------  --------- ---------- ----------- -----------

Total at December 31, 2015................... $  31,235  $   1,432 $      742 $    31,925 $        12
                                              =========  ========= ========== =========== ===========

December 31, 2014:
------------------
Fixed Maturity Securities:
  Public corporate........................... $  13,808  $   1,140 $       51 $    14,897 $        --
  Private corporate..........................     6,934        409         20       7,323          --
  U.S. Treasury, government and agency.......     6,685        672         26       7,331          --
  States and political subdivisions..........       441         78         --         519          --
  Foreign governments........................       405         48          7         446          --
  Commercial mortgage-backed.................       855         22        142         735          10
  Residential mortgage-backed/(1)/...........       752         43         --         795          --
  Asset-backed/(2)/..........................        86         14          1          99           3
  Redeemable preferred stock.................       829         70         10         889          --
                                              ---------  --------- ---------- ----------- -----------
   Total Fixed Maturities....................    30,795      2,496        257      33,034          13

Equity securities............................        36          2         --          38          --
                                              ---------  --------- ---------- ----------- -----------

Total at December 31, 2014................... $  30,831  $   2,498 $      257 $    33,072 $        13
                                              =========  ========= ========== =========== ===========

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2015 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2015

                                              AMORTIZED
                                                COST     FAIR VALUE
                                              ---------- ----------
                                                  (IN MILLIONS)
Due in one year or less...................... $    1,469 $    1,486
Due in years two through five................      7,012      7,395
Due in years six through ten.................     10,429     10,406
Due after ten years..........................     10,432     10,709
                                              ---------- ----------
   Subtotal..................................     29,342     29,996
Commercial mortgage-backed securities........        591        533
Residential mortgage-backed securities.......        608        640
Asset-backed securities......................         68         77
                                              ---------- ----------
Total........................................ $   30,609 $   31,246
                                              ========== ==========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2015, 2014 and 2013:

                                                      December 31,
                                              ---------------------------
                                                2015     2014      2013
                                              -------  -------  ---------
                                                     (IN MILLIONS)
Proceeds from sales.......................... $   979  $   716  $   3,220
                                              =======  =======  =========
Gross gains on sales......................... $    33  $    21  $      71
                                              =======  =======  =========
Gross losses on sales........................ $    (8) $    (9) $     (88)
                                              =======  =======  =========
Total OTTI................................... $   (41) $   (72) $     (81)
Non-credit losses recognized in OCI..........      --       --         15
                                              -------  -------  ---------
Credit losses recognized in earnings (loss).. $   (41) $   (72) $     (66)
                                              =======  =======  =========

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                               2015      2014
                                                             --------  --------
                                                                (IN MILLIONS)
Balances at January 1,...................................... $   (254) $   (370)
Previously recognized impairments on securities that
  matured, paid, prepaid or sold............................       97       188
Recognized impairments on securities impaired to fair value
  this period/(1)/..........................................      (11)       --
Impairments recognized this period on securities not
  previously impaired.......................................      (22)      (41)
Additional impairments this period on securities previously
  impaired..................................................       (8)      (31)
Increases due to passage of time on previously recorded
  credit losses.............................................       --        --
Accretion of previously recognized impairments due to
  increases in expected cash flows..........................       --        --
                                                             --------  --------
Balances at December 31,.................................... $   (198) $   (254)
                                                             ========  ========

  /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                  DECEMBER 31,
                                               ------------------
                                                 2015     2014
                                               -------  ---------
                                                 (IN MILLIONS)
AFS Securities:
  Fixed maturities:
   With OTTI loss............................. $    16  $      10
   All other..................................     676      2,229
  Equity securities...........................      (2)         2
                                               -------  ---------
Net Unrealized Gains (Losses)................. $   690  $   2,241
                                               =======  =========

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                    AOCI GAIN
                                                   NET                                                (LOSS)
                                               UNREALIZED                             DEFERRED      RELATED TO
                                                  GAIN                                 INCOME     NET UNREALIZED
                                               (LOSSES) ON            POLICYHOLDERS   TAX ASSET     INVESTMENT
                                               INVESTMENTS     DAC     LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                              -------------  -------  -------------  -----------  --------------
                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2015..................... $          10  $    --  $          --  $        (4) $            6
Net investment gains (losses) arising during
  the period.................................            (7)      --             --           --              (7)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........            13       --             --           --              13
   Excluded from Net earnings (loss)/(1)/....            --       --             --           --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................            --       --             --           --              --
   Deferred income taxes.....................            --       --             --           (1)             (1)
   Policyholders liabilities.................            --       --             (4)          --              (4)
                                              -------------  -------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2015................... $          16  $    --  $          (4) $        (5) $            7
                                              =============  =======  =============  ===========  ==============

BALANCE, JANUARY 1, 2014..................... $         (28) $     2  $          10  $         5  $          (11)
Net investment gains (losses) arising during
  the period.................................            (1)      --             --           --              (1)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........            39       --             --           --              39
   Excluded from Net earnings (loss)/(1)/....            --       --             --           --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................            --       (2)            --           --              (2)
   Deferred income taxes.....................            --       --             --           (9)             (9)
   Policyholders liabilities.................            --       --            (10)          --             (10)
                                              -------------  -------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2014................... $          10  $    --  $          --  $        (4) $            6
                                              =============  =======  =============  ===========  ==============

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                   NET                                                  AOCI GAIN (LOSS)
                                               UNREALIZED                                 DEFERRED         RELATED TO
                                                  GAINS                                    INCOME        NET UNREALIZED
                                               (LOSSES) ON              POLICYHOLDERS     TAX ASSET        INVESTMENT
                                               INVESTMENTS      DAC      LIABILITIES     (LIABILITY)     GAINS (LOSSES)
                                              -------------  ---------  -------------  ---------------  ----------------
                                                                             (IN MILLIONS)
BALANCE, JANUARY 1, 2015..................... $       2,231  $    (122) $        (368) $          (610) $          1,131
Net investment gains (losses) arising during
  the period.................................        (1,562)        --             --               --            (1,562)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             5         --             --               --                 5
   Excluded from Net earnings (loss)/(1)/....            --         --             --               --                --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................            --         40             --               --                40
   Deferred income taxes.....................            --         --             --              477               477
   Policyholders liabilities.................            --         --            155               --               155
                                              -------------  ---------  -------------  ---------------  ----------------
BALANCE, DECEMBER 31, 2015................... $         674  $     (82) $        (213) $          (133) $            246
                                              =============  =========  =============  ===============  ================

BALANCE, JANUARY 1, 2014..................... $         607  $    (107) $        (245) $           (90) $            165
Net investment gains (losses) arising during
  the period.................................         1,606         --             --               --             1,606
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........            18         --             --               --                18
   Excluded from Net earnings (loss)/(1)/....            --         --             --               --                --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................            --        (15)            --               --               (15)
   Deferred income taxes.....................            --         --             --             (520)             (520)
   Policyholders liabilities.................            --         --           (123)              --              (123)
                                              -------------  ---------  -------------  ---------------  ----------------
BALANCE, DECEMBER 31, 2014................... $       2,231  $    (122) $        (368) $          (610) $          1,131
                                              =============  =========  =============  ===============  ================

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 810 issues at December 31, 2015 and the 601 issues at December 31, 2014 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                                LESS THAN 12 MONTHS    12 MONTHS OR LONGER          TOTAL
                                              ----------------------- --------------------- ---------------------
                                                            GROSS                  GROSS                 GROSS
                                                          UNREALIZED             UNREALIZED            UNREALIZED
                                              FAIR VALUE    LOSSES    FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
                                              ---------- ------------ ---------- ---------- ---------- ----------
                                                                         (IN MILLIONS)
DECEMBER 31, 2015:
------------------
Fixed Maturity Securities:
  Public corporate........................... $    3,091 $        129 $      359 $       73 $    3,450 $      202
  Private corporate..........................      1,926          102        184         22      2,110        124
  U.S. Treasury, government and agency.......      3,538          305         --         --      3,538        305
  States and political subdivisions..........         19            1         --         --         19          1
  Foreign governments........................         73            7         39         11        112         18
  Commercial mortgage-backed.................         67            2        261         85        328         87
  Residential mortgage-backed................         11           --         29         --         40         --
  Asset-backed...............................         11           --         17          1         28          1
  Redeemable preferred stock.................         43           --         40          2         83          2
                                              ---------- ------------ ---------- ---------- ---------- ----------

Total........................................ $    8,779 $        546 $      929 $      194 $    9,708 $      740
                                              ========== ============ ========== ========== ========== ==========
December 31, 2014:
------------------
Fixed Maturity Securities:
  Public corporate........................... $      687 $         18 $      794 $       33 $    1,481 $       51
  Private corporate..........................        627           11        254          9        881         20
  U.S. Treasury, government and agency.......        280            6        373         20        653         26
  States and political subdivisions..........         21           --         --         --         21         --
  Foreign governments........................         27            1         65          6         92          7
  Commercial mortgage-backed.................         37            2        355        140        392        142
  Residential mortgage-backed................         --           --         35         --         35         --
  Asset-backed...............................         --           --         20          1         20          1
  Redeemable preferred stock.................         42           --        169         10        211         10
                                              ---------- ------------ ---------- ---------- ---------- ----------

Total........................................ $    1,721 $         38 $    2,065 $      219 $    3,786 $      257
                                              ========== ============ ========== ========== ========== ==========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2015 and 2014 were $157 million and $146 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2015 and 2014, respectively, approximately $1,310 million and $1,788 million, or 4.2% and 5.8%, of the $31,201 million and $30,795 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $97 million and $85 million at December 31, 2015 and 2014, respectively. At December 31, 2015 and 2014, respectively, the $194 million and $219 million of gross unrealized losses of twelve months or more were concentrated in corporate and commercial mortgage-backed securities. In accordance with the policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these securities was not warranted at either
   December 31, 2015 or 2014. As of December 31, 2015, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime;

   borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2015 and 2014, respectively, the Company owned $7 million and $8 million in RMBS backed by subprime residential mortgage loans, and $6 million and $7 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2015, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $8 million.

   At December 31, 2015 and 2014, respectively, the amortized cost of the Company's trading account securities was $6,866 million and $5,160 million with respective fair values of $6,805 million and $5,143 million. Also at December 31, 2015 and 2014, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $82 million and $197 million and costs of $72 million and $185 million as well as other equity securities with carrying values of $32 million and $38 million and costs of $34 million and $36 million.

   Net unrealized and realized gains (losses) on trading account equity securities are included in Net investment income (loss) in the consolidated statements of earnings (loss). The table below shows a breakdown of Net investment income from trading account securities during the year ended 2015 and 2014:

             NET INVESTMENT INCOME (LOSS) FROM TRADING SECURITIES

                                                 TWELVE MONTHS ENDED
                                              --------------------------
                                              DECEMBER 31,  December 31,
                                                  2015          2014
                                              ------------  ------------
                                                    (IN MILLIONS)
Net investment gains (losses) recognized
  during the period on securities held at
  the end of the period...................... $        (63) $         --
Net investment gains (losses) recognized on
  securities sold during the period..........           20            22
                                              ------------  ------------
Unrealized and realized gains (losses) on
  trading securities.........................          (43)           22
Interest and dividend income from trading
  securities.................................           60            41
                                              ------------  ------------
Net investment income (loss) from trading
  securities................................. $         17  $         63
                                              ============  ============

   MORTGAGE LOANS

   The payment terms of mortgage loans may from time to time be restructured or modified.

   Troubled Debt Restructurings

   The investment in troubled debt restructured mortgage loans, based on amortized cost, amounted to $16 million and $93 million at December 31, 2015 and 2014, respectively. Gross interest income on these loans included in net investment income (loss) totaled $1 million, $1 million and $2 million in 2015, 2014 and 2013, respectively. Gross interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $0 million, $4 million and $7 million in 2015, 2014 and 2013, respectively. The TDR mortgage loan shown in the table below has been modified four times since 2011. The modifications were to extend the maturity from its original maturity of November 5, 2014 to December 5, 2016 and to extend interest only payments through maturity. In November 2015, the recorded investment was reduced by $45 million in conjunction with the sale of majority of the underlying collateral and $32 million from a charge-off. The remaining $16 million mortgage loan balance reflects the value of the remaining underlying collateral and cash held in escrow, supporting the mortgage loan. Since the fair market value of the underlying real estate and cash held in escrow collateral is the primary factor in determining the allowance for credit losses, modifications of loan terms typically have no direct impact on the allowance for credit losses, and therefore, no impact on the financial statements.

                 TROUBLED DEBT RESTRUCTURING -- MODIFICATIONS
                               DECEMBER 31, 2015

                                                        OUTSTANDING RECORDED INVESTMENT
                                               NUMBER  ----------------------------------
                                              OF LOANS PRE-MODIFICATION POST-MODIFICATION
                                              -------- ---------------- -----------------
                                                             (DOLLARS IN MILLIONS)
Commercial mortgage loans....................        1 $             16 $              16

   There were no default payments on the above loan during 2015. There were no agricultural troubled debt restructuring mortgage loans in 2015.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2015, 2014 and 2013 are as follows:

                                              COMMERCIAL MORTGAGE LOANS
                                              -------------------------
                                                2015     2014     2013
                                              -------  -------  -------
                                                    (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,................ $    37  $    42  $    34
   Charge-offs...............................     (32)     (14)      --
   Recoveries................................      (1)      --       (2)
   Provision.................................       2        9       10
                                              -------  -------  -------
Ending Balance, December 31,................. $     6  $    37  $    42
                                              =======  =======  =======

Ending Balance, December 31,:
   Individually Evaluated for Impairment..... $     6  $    37  $    42
                                              =======  =======  =======

   There were no allowances for credit losses for agricultural mortgage loans in 2015, 2014 and 2013.

   The following tables provide information relating to the loan-to-value and debt service coverage ratios for commercial and agricultural mortgage loans at December 31, 2015 and 2014, respectively. The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2015

                                                          DEBT SERVICE COVERAGE RATIO
                                              ----------------------------------------------------
                                                                                            LESS    TOTAL
                                               GREATER   1.8X TO 1.5X TO  1.2X TO  1.0X TO  THAN   MORTGAGE
                                              THAN 2.0X   2.0X    1.8X     1.5X     1.2X    1.0X    LOANS
LOAN-TO-VALUE RATIO:/(2)/                     ---------- ------- -------- -------- ------- ------- ---------
                                                                      (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/(1)/
0% - 50%..................................... $      533 $    -- $    102 $     12 $    24 $    -- $     671
50% - 70%....................................      1,392     353      741      853      77      --     3,416
70% - 90%....................................        141      --      206      134     124      46       651
90% plus.....................................         63      --       --       46      --      --       109
                                              ---------- ------- -------- -------- ------- ------- ---------

Total Commercial Mortgage Loans.............. $    2,129 $   353 $  1,049 $  1,045 $   225 $    46 $   4,847
                                              ========== ======= ======== ======== ======= ======= =========

AGRICULTURAL MORTGAGE LOANS/(1)/
0% - 50%..................................... $      204 $   116 $    277 $    432 $   256 $    51 $   1,336
50% - 70%....................................        146      80      192      298     225      47       988
70% - 90%....................................         --      --        2        4      --      --         6
90% plus.....................................         --      --       --       --      --      --        --
                                              ---------- ------- -------- -------- ------- ------- ---------

Total Agricultural Mortgage Loans............ $      350 $   196 $    471 $    734 $   481 $    98 $   2,330
                                              ========== ======= ======== ======== ======= ======= =========

TOTAL MORTGAGE LOANS/(1)/
0% - 50%..................................... $      737 $   116 $    379 $    444 $   280 $    51 $   2,007
50% - 70%....................................      1,538     433      933    1,151     302      47     4,404
70% - 90%....................................        141      --      208      138     124      46       657
90% plus.....................................         63      --       --       46      --      --       109
                                              ---------- ------- -------- -------- ------- ------- ---------

Total Mortgage Loans......................... $    2,479 $   549 $  1,520 $  1,779 $   706 $   144 $   7,177
                                              ========== ======= ======== ======== ======= ======= =========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2014

                                                         Debt Service Coverage Ratio
                                              --------------------------------------------------
                                                                                           Less   Total
                                               Greater  1.8x to 1.5x to  1.2x to  1.0x to  than  Mortgage
                                              than 2.0x  2.0x    1.8x     1.5x     1.2x    1.0x   Loans
Loan-to-Value Ratio:/(2)/                     --------- ------- -------- -------- ------- ------ --------
Commercial Mortgage Loans/(1)/                                       (In Millions)
0% - 50%..................................... $     335 $    -- $     -- $     59 $    34 $   -- $    428
50% - 70%....................................       963     440      872      839      54     --    3,168
70% - 90%....................................       211      --       61      265      79     --      616
90% plus.....................................       156      --       --       --      --     47      203
                                              --------- ------- -------- -------- ------- ------ --------

Total Commercial Mortgage Loans.............. $   1,665 $   440 $    933 $  1,163 $   167 $   47 $  4,415
                                              ========= ======= ======== ======== ======= ====== ========

Agricultural Mortgage Loans/(1)/
0% - 50%..................................... $     184 $   100 $    232 $    408 $   206 $   50 $  1,180
50% - 70%....................................       143      87      201      223     204     47      905
70% - 90%....................................        --      --       --       --      --     --       --
90% plus.....................................        --      --       --       --      --     --       --
                                              --------- ------- -------- -------- ------- ------ --------

Total Agricultural Mortgage Loans............ $     327 $   187 $    433 $    631 $   410 $   97 $  2,085
                                              ========= ======= ======== ======== ======= ====== ========

Total Mortgage Loans/(1)/
0% - 50%..................................... $     519 $   100 $    232 $    467 $   240 $   50 $  1,608
50% - 70%....................................     1,106     527    1,073    1,062     258     47    4,073
70% - 90%....................................       211      --       61      265      79     --      616
90% plus.....................................       156      --       --       --      --     47      203
                                              --------- ------- -------- -------- ------- ------ --------

Total Mortgage Loans......................... $   1,992 $   627 $  1,366 $  1,794 $   577 $  144 $  6,500
                                              ========= ======= ======== ======== ======= ====== ========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2015 and 2014, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOAN

                                                                                                              RECORDED
                                                                                                             INVESTMENT
                                                                                              TOTAL    (GREATER THAN) 90 DAYS
                                              30-59 60-89      90 DAYS                      FINANCING           AND
                                              DAYS  DAYS  OR (GREATER THAN) TOTAL CURRENT  RECEIVABLES        ACCRUING
                                              ----- ----- ----------------- ----- -------- ----------- ----------------------
                                                                               (IN MILLIONS)
DECEMBER 31, 2015:
------------------

  Commercial................................. $  -- $  --           $    30 $  30 $  4,817  $    4,847             $       --
  Agricultural...............................    12     7                 4    23    2,307       2,330                      4
                                              ----- -----           ------- ----- --------  ----------             ----------
TOTAL MORTGAGE LOANS......................... $  12 $   7           $    34 $  53 $  7,124  $    7,177             $        4
                                              ===== =====           ======= ===== ========  ==========             ==========

December 31, 2014:
------------------

  Commercial................................. $  -- $  --           $    -- $  -- $  4,415  $    4,415             $       --
  Agricultural...............................     1     7                 3    11    2,074       2,085                      3
                                              ----- -----           ------- ----- --------  ----------             ----------
Total Mortgage Loans......................... $   1 $   7           $     3 $  11 $  6,489  $    6,500             $        3
                                              ===== =====           ======= ===== ========  ==========             ==========

   The following table provides information relating to impaired mortgage loans at December 31, 2015 and 2014, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                UNPAID                   AVERAGE       INTEREST
                                     RECORDED  PRINCIPAL    RELATED      RECORDED       INCOME
                                    INVESTMENT  BALANCE    ALLOWANCE  INVESTMENT/(1)/ RECOGNIZED
                                    ---------- ---------- ----------  --------------- ----------
                                                           (IN MILLIONS)
DECEMBER 31, 2015:
------------------

With no related allowance recorded:
  Commercial mortgage loans --
   other........................... $       46 $       46 $       --  $            15 $       --
  Agricultural mortgage loans......         --         --         --               --         --
                                    ---------- ---------- ----------  --------------- ----------
TOTAL.............................. $       46 $       46 $       --  $            15 $       --
                                    ========== ========== ==========  =============== ==========
With related allowance recorded:
  Commercial mortgage loans --
   other........................... $       63 $       63 $       (6) $           137 $        4
  Agricultural mortgage loans......         --         --         --               --         --
                                    ---------- ---------- ----------  --------------- ----------
TOTAL.............................. $       63 $       63 $       (6) $           137 $        4
                                    ========== ========== ==========  =============== ==========

December 31, 2014:
------------------

With no related allowance recorded:
  Commercial mortgage loans --
   other........................... $       -- $       -- $       --  $            -- $       --
  Agricultural mortgage loans......         --         --         --               --         --
                                    ---------- ---------- ----------  --------------- ----------
Total.............................. $       -- $       -- $       --  $            -- $       --
                                    ========== ========== ==========  =============== ==========
With related allowance recorded:
  Commercial mortgage loans --
   other........................... $      156 $      156 $      (37) $           148 $        2
  Agricultural mortgage loans......         --         --         --               --         --
                                    ---------- ---------- ----------  --------------- ----------
Total.............................. $      156 $      156 $      (37) $           148 $        2
                                    ========== ========== ==========  =============== ==========

  /(1)/Represents a five-quarter average of recorded amortized cost.

   EQUITY METHOD INVESTMENTS

   Included in other equity investments are limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,363 million and $1,490 million, respectively, at December 31, 2015 and 2014. The Company's total equity in net earnings (losses) for these limited partnership interests was $71 million, $206 million and $206 million, respectively, for 2015, 2014 and 2013.

   DERIVATIVES AND OFFSETTING ASSETS AND LIABILITIES

   The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a "Derivative Use Plan" approved by the NYDFS. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps, equity options as well as repo transactions, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in capital markets.

   Derivatives utilized to hedge exposure to Variable Annuities with Guarantee Features

   The Company has issued and continues to offer certain variable annuity products with GMDB, GMIB and GIB features. The Company had previously issued certain variable annuity products with GWBL, guaranteed minimum withdrawal benefit ("GMWB") and GMAB features (collectively, "GWBL and Other Features"). The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB benefits, in the event of annuitization, being higher than what accumulated policyholders' account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with the GIB and GWBL and Other Features is that under-performance of the financial markets could result in the GIB and GWBL and Other Features' benefits being higher than what accumulated policyholders' account balances would support.

   For GMDB, GMIB, GIB and GWBL and Other Features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB, GIB and GWBL and Other Features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. Additionally, the Company is party to total return swaps for which the reference U.S. Treasury securities are contemporaneously purchased from the market and sold to the swap counterparty. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   The Company has in place a hedge program utilizing interest rate swaps to partially protect the overall profitability of future variable annuity sales against declining interest rates.

   Derivatives utilized to hedge crediting rate exposure on SCS, SIO, MSO and IUL products/investment options

   The Company hedges crediting rates in the Structured Capital Strategies(R) ("SCS") variable annuity, Structured Investment Option in the EQUI-VEST(R) variable annuity series ("SIO"), Market Stabilizer Option(R) ("MSO") in the variable life insurance products and Indexed Universal Life ("IUL") insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

   In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers.

   Derivatives utilized to hedge risks associated with interest margins on Interest Sensitive Life and Annuity Contracts

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, is intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. From time to time, the Company uses interest rate swaptions and other instruments to reduce the risk associated with minimum guarantees on these interest-sensitive contracts. At
   December 31, 2015 and 2014, there were no positions outstanding for these programs.

   Derivatives utilized to hedge equity market risks associated with the General Account's seed money investments in Separate Accounts, retail mutual funds and Separate Account fee revenue fluctuations

   The Company's General Account seed money investments in Separate Account equity funds and retail mutual funds exposes the Company to market risk, including equity market risk, which is partially hedged through equity-index futures contracts to minimize such risk.

   In second quarter 2015, the Company entered into futures on equity indices to mitigate the impact on net earnings from Separate Account fee revenue fluctuations due to movements in the equity markets. These positions partially cover fees expected to be earned through the current year from the Company's Separate Account products.

   Derivatives utilized for General Account Investment Portfolio

   Beginning in the second quarter of 2013, the Company implemented a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible under its investment guidelines through the sale of credit default swaps ("CDSs"). Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity's bonds of similar maturity. These credit derivatives have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss). The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company has transacted the sale of CDSs exclusively in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at the counterparty's option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction. To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under these CDSs. The maximum potential amount of future payments the Company could be required to make under these credit derivatives is limited to the par value of the referenced securities which is the dollar-equivalent of the derivative notional amount. The Standard North American CDS Contract ("SNAC") under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

   Periodically, the Company purchases 30-year, Treasury Inflation Protected Securities ("TIPS") and other sovereign inflation bonds as General Account investments and enters into asset swaps, to result in payment of the variable principal at maturity and semi-annual coupons of the bonds to the swap counterparty (pay variable) in return for fixed amounts (receive fixed). These asset swaps, when considered in combination with the bonds, together result in a net position that is intended to replicate a dollar-denominated fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond.

   In third quarter of 2014, the Company implemented a strategy to hedge a portion of the credit exposure in its General Account investment portfolio by buying protection through a swap. These are swaps on the "super senior tranche" of the investment grade credit default swap index ("CDX index"). Under the terms of these swaps, the Company pays quarterly fixed premiums that, together with any initial amount paid or received at trade inception, serve as premiums paid to hedge the risk arising from multiple defaults of bonds referenced in the CDX index. These credit derivatives have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss) from derivative instruments.

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2015

                                                               FAIR VALUE
                                                        ------------------------
                                                                                 GAINS (LOSSES)
                                              NOTIONAL     ASSET     LIABILITY     REPORTED IN
                                               AMOUNT   DERIVATIVES DERIVATIVES  EARNINGS (LOSS)
                                              --------- ----------- ------------ ---------------
                                                                 (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
  Futures.................................... $   7,089 $         2 $          3 $           (84)
  Swaps......................................     1,359           8           21             (45)
  Options....................................     7,358       1,042          652              14
Interest rate contracts:/(1)/
  Floors.....................................     1,800          61           --              12
  Swaps......................................    13,718         351          108              (8)
  Futures....................................     8,685          --           --             (81)
  Swaptions..................................        --          --           --             118
Credit contracts:/(1)/
  Credit default swaps.......................     2,442          16           38             (14)
Other freestanding contracts:/(1)/
  Foreign currency Contracts.................       263           5            4               7
                                                                                 ---------------
NET INVESTMENT INCOME (LOSS).................                                                (81)
                                                                                 ---------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts...................        --      10,570           --            (141)
GIB and GWBL and other features/(2)/.........        --          --          184             (56)
SCS, SIO, MSO and IUL indexed features/(3)/..        --          --          310             (38)
                                              --------- ----------- ------------ ---------------

Balances, December 31, 2015.................. $  42,714 $    12,055 $      1,320 $          (260)
                                              ========= =========== ============ ===============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2014

                                                               Fair Value
                                                        ------------------------
                                                                                   Gains (Losses)
                                              Notional     Asset     Liability       Reported In
                                               Amount   Derivatives Derivatives    Earnings (Loss)
                                              --------- ----------- ------------ ------------------
                                                                  (In Millions)
Freestanding derivatives:
Equity contracts:/(1)/
  Futures.................................... $   5,933 $         1 $          2 $             (522)
  Swaps......................................     1,169          22           15                (88)
  Options....................................     6,896       1,215          742                196
Interest rate contracts:/(1)/
  Floors.....................................     2,100         120           --                  9
  Swaps......................................    11,608         605           15              1,507
  Futures....................................    10,647          --           --                459
  Swaptions..................................     4,800          72           --                 37
Credit contracts:/(1)/
  Credit default swaps.......................     1,942           9           27                  4
Other freestanding contracts:/(1)/
  Foreign currency Contracts.................       149           2           --                  3
                                                                                 ------------------
Net investment income (loss).................                                                 1,605
                                                                                 ------------------

Embedded derivatives:
GMIB reinsurance contracts...................        --      10,711           --              3,964
GIB and GWBL and other features/(2)/.........        --          --          128               (128)
SCS, SIO, MSO and IUL indexed features/(3)/..        --          --          380               (199)
                                              --------- ----------- ------------ ------------------
Balances, December 31, 2014.................. $  45,244 $    12,757 $      1,309 $            5,242
                                              ========= =========== ============ ==================

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.

   EQUITY-BASED AND TREASURY FUTURES CONTRACTS

   All outstanding equity-based and treasury futures contracts at December 31, 2015 are exchange-traded and net settled daily in cash. At December 31, 2015, the Company had open exchange-traded futures positions on: (i) the S&P 500, Russell 2000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $276 million, (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $33 million and (iii) the Euro Stoxx, FTSE 100, Topix, ASX 200, and European, Australasia, and Far East ("EAFE") indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, Australian dollar/U.S. dollar, and Yen/U.S. dollar, having initial margin requirements of $49 million.

   CREDIT RISK

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. A derivative with positive fair value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed at the reporting date. Alternatively, a derivative contract with negative fair value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed at the reporting date. To reduce credit exposures in OTC derivative transactions the Company generally enters into master agreements that provide for a netting of financial exposures with the counterparty and allow for collateral arrangements as further described below under "ISDA Master Agreements." The Company further controls and minimizes its counterparty exposure through a credit appraisal and approval process.

   ISDA MASTER AGREEMENTS

   NETTING PROVISIONS. The standardized "ISDA Master Agreement" under which the Company conducts its OTC derivative transactions includes provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. In the event of default, insolvency, or other similar event pre-defined under the ISDA Master Agreement that would result in termination of OTC derivatives transactions before their maturity, netting procedures would be applied to calculate a single net payable or receivable with the counterparty.

   COLLATERAL ARRANGEMENTS. The Company generally has executed a CSA under the ISDA Master Agreement it maintains with each of its OTC derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. These CSAs are bilateral agreements that require collateral postings by the party "out-of-the-money" or in a net derivative liability position. Various thresholds for the amount and timing of collateralization of net liability positions are applicable. Consequently, the credit exposure of the Company's OTC derivative contracts is limited to the net positive estimated fair value of those contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to CSAs. Derivatives are recognized at fair value in the consolidated balance sheets and are reported either as assets in Other invested assets or as liabilities in Other liabilities, except for embedded insurance-related derivatives as described above and derivatives transacted with a related counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed.

   At December 31, 2015 and 2014, respectively, the Company held $655 million and $1,225 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets. The aggregate fair value of all collateralized derivative transactions that were in a liability position with trade counterparties December 31, 2015 and 2014, respectively, were $5 million and $28 million, for which the Company posted collateral of $5 million and $36 million at December 31, 2015 and 2014, respectively, in the normal operation of its collateral arrangements. Certain of the Company's ISDA Master Agreements contain contingent provisions that permit the counterparty to terminate the ISDA Master Agreement if the Company's credit rating falls below a specified threshold, however, the occurrence of such credit event would not impose additional collateral requirements.

   Securities Repurchase and Reverse Repurchase Transactions

   Securities repurchase and reverse repurchase transactions are conducted by the Company under a standardized securities industry master agreement, amended to suit the specificities of each respective counterparty. These agreements generally provide detail as to the nature of the transaction, including provisions for payment netting, establish parameters concerning the ownership and custody of the collateral securities, including the right to substitute collateral during the term of the agreement, and provide for remedies in the event of default by either party. Amounts due to/from the same counterparty under these arrangements generally would be netted in the event of default and subject to rights of set-off in bankruptcy. The Company's securities repurchase and reverse repurchase agreements are accounted for as secured borrowing or lending arrangements respectively, and are reported in the consolidated balance sheets on a gross basis. The Company obtains or posts collateral generally in the form of cash, U.S. Treasury, corporate and government agency securities. The fair value of the securities to be repurchased or resold are monitored on a daily basis with additional collateral posted or obtained as necessary. Securities to be repurchased or resold are the same, or substantially the same, as those initially transacted under the arrangement. At December 31, 2015 and 2014, the balance outstanding under reverse repurchase transactions was $79 million and $0 million, respectively. At December 31, 2015 and 2014, the balance outstanding under securities repurchase transactions was $1,890 million and $950 million, respectively. The Company utilized these repurchase agreements for asset liability management purposes. For other instruments used for asset liability management purposes, see "Policyholders' Account Balances and Future Policy Benefits" included in
   Note 2.

   The following table presents information about the Insurance Segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2015.

   OFFSETTING OF FINANCIAL ASSETS AND LIABILITIES AND DERIVATIVE INSTRUMENTS
                             AT DECEMBER 31, 2015

                                                GROSS    GROSS AMOUNTS      NET AMOUNTS
                                               AMOUNTS   OFFSET IN THE    PRESENTED IN THE
                                              RECOGNIZED BALANCE SHEETS    BALANCE SHEETS
                                              ---------- --------------- -----------------
                                                              (IN MILLIONS)
ASSETS/(1)/
DESCRIPTION
Derivatives:
Equity contracts............................. $    1,049 $           673 $             376
Interest rate contracts......................        389             104               285
Credit contracts.............................         14              37               (23)
                                              ---------- --------------- -----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      1,452             814               638
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         20              --                20
                                              ---------- --------------- -----------------
  Total Derivatives..........................      1,472             814               658
Other financial instruments/(2)(4)/..........      1,271              --             1,271
                                              ---------- --------------- -----------------
  Other invested assets/(2)/................. $    2,743 $           814 $           1,929
                                              ========== =============== =================
Securities purchased under agreement to
  resell..................................... $       79 $            -- $              79
                                              ========== =============== =================

                                                GROSS    GROSS AMOUNTS     NET AMOUNTS
                                               AMOUNTS   OFFSET IN THE   PRESENTED IN THE
                                              RECOGNIZED BALANCE SHEETS   BALANCE SHEETS
                                              ---------- --------------- -----------------
                                                             (IN MILLIONS)
LIABILITIES/(3)/
DESCRIPTION
Derivatives:
Equity contracts............................. $      673 $           673 $              --
Interest rate contracts......................        104             104                --
Credit contracts.............................         37              37                --
                                              ---------- --------------- -----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................        814             814                --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         --              --                --
                                              ---------- --------------- -----------------
  Total Derivatives..........................        814             814                --
Other financial liabilities..................      2,586              --             2,586
                                              ---------- --------------- -----------------
  Other liabilities.......................... $    3,400 $           814 $           2,586
                                              ========== =============== =================
Securities sold under agreement to repurchase $    1,890 $            -- $           1,890
                                              ========== =============== =================

  /(1)/Excludes Investment Management segment's $13 million net derivative assets, $6 million long exchange traded options and $75 million of securities borrowed.
  /(2)/Includes $141 million of accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's $12 million net derivative liabilities, $1 million short exchange traded options and $10 million of securities loaned.
  /(4)/Includes margin of $(2) million related to derivative instruments.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2015.

    GROSS COLLATERAL AMOUNTS NOT OFFSET IN THE CONSOLIDATED BALANCE SHEETS
                             AT DECEMBER 31, 2015

                                                                      COLLATERAL (RECEIVED)/HELD
                                                   NET AMOUNTS        -------------------------
                                                 PRESENTED IN THE       FINANCIAL                   NET
                                                  BALANCE SHEETS       INSTRUMENTS      CASH      AMOUNTS
                                              ----------------------  ------------    --------   ---------
                                                                    (IN MILLIONS)
ASSETS/(1)/
Counterparty A............................... $                   52  $         --    $    (52)  $      --
Counterparty B...............................                      9            --          (7)          2
Counterparty C...............................                     61            --         (58)          3
Counterparty D...............................                    222            --        (218)          4
Counterparty E...............................                     53            --         (53)         --
Counterparty F...............................                     (2)           --           2          --
Counterparty G...............................                    129            --        (129)         --
Counterparty H...............................                     16           (11)         (5)         --
Counterparty I...............................                     44            --         (39)          5
Counterparty J...............................                     19            --         (13)          6
Counterparty K...............................                     17            --         (17)         --
Counterparty L...............................                      7            --          (7)         --
Counterparty M...............................                     11            --         (10)          1
Counterparty N...............................                     20            --          --          20
Counterparty Q...............................                     --            --          --          --
Counterparty T...............................                     (3)           --           3          --
Counterparty U...............................                     --            --           1           1
Counterparty V...............................                      3            --          (3)         --
                                              ----------------------    ------------   --------  ---------
  Total Derivatives.......................... $                  658  $        (11)   $   (605)  $      42
Other financial instruments/(2)(4)/..........                  1,271            --          --       1,271
                                              ----------------------    ------------   --------  ---------
  OTHER INVESTED ASSETS/(2)/................. $                1,929  $        (11)   $   (605)  $   1,313
                                              ======================    ============   ========  =========
Counterparty M............................... $                   28  $        (28)   $     --   $      --
Counterparty V...............................                     51           (51)         --          --
                                              ----------------------    ------------   --------  ---------
  Securities purchased under agreement to
   resell.................................... $                   79  $        (79)   $     --   $      --
                                              ======================    ============   ========  =========

                                                                      COLLATERAL (RECEIVED)/HELD
                                                   NET AMOUNTS        -------------------------
                                                 PRESENTED IN THE       FINANCIAL                   NET
                                                  BALANCE SHEETS       INSTRUMENTS      CASH      AMOUNTS
                                              ----------------------  ------------    --------   ---------
                                                                    (IN MILLIONS)
LIABILITIES/(3)/
Counterparty D............................... $                  234  $       (234)   $     --          --
Counterparty C...............................                  1,033        (1,016)        (17)         --
Counterparty M...............................                    623          (611)        (12)         --
                                              ----------------------    ------------   --------  ---------
  Securities sold under agreement to
   repurchase................................ $                1,890  $     (1,861)   $    (29)  $      --
                                              ======================    ============   ========  =========

  /(1)/Excludes Investment Management segment's cash collateral received of $2 million related to derivative assets and $75 million related to securities borrowed.
  /(2)/Includes $141 million of accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's cash collateral pledged of
       $12 million related to derivative liabilities and $10 million related to securities loaned.
  /(4)/Includes margin of $(2) million related to derivative instruments.

   The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2015.

         REPURCHASE AGREEMENT ACCOUNTED FOR AS SECURED BORROWINGS/(1)/

                                                               AT DECEMBER 31, 2015
                                              -------------------------------------------------------
                                                 REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                              -------------------------------------------------------
                                              OVERNIGHT AND  UP TO 30   30-90   GREATER THAN
                                               CONTINUOUS      DAYS     DAYS      90 DAYS     TOTAL
                                              ------------- ---------- -------- ------------ --------
                                                                   (IN MILLIONS)
SECURITIES SOLD UNDER AGREEMENT TO REPURCHASE
   U.S. Treasury and agency securities....... $          -- $    1,865 $     25 $         -- $  1,890
                                              ------------- ---------- -------- ------------ --------
Total........................................ $          -- $    1,865 $     25 $         -- $  1,890
                                              ------------- ---------- -------- ------------ --------
SECURITIES PURCHASED UNDER AGREEMENT TO
RESELL
   Corporate securities...................... $          -- $       79 $     -- $         -- $     79
                                              ------------- ---------- -------- ------------ --------
Total........................................ $          -- $       79 $     -- $         -- $     79
                                              ------------- ---------- -------- ------------ --------

  /(1)/Excludes Investment Management segment's $75 million of securities borrowed.

   The following table presents information about the Insurance segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2014.

   Offsetting of Financial Assets and Liabilities and Derivative Instruments
                             At December 31, 2014

                                                Gross    Gross Amounts    Net Amounts
                                               Amounts   Offset in the  Presented in the
                                              Recognized Balance Sheets  Balance Sheets
                                              ---------- -------------- ----------------
                                                             (In Millions)
ASSETS/(1)/
Description
Derivatives:
Equity contracts............................. $    1,236  $         753   $          483
Interest rate contracts......................        755             12              743
Credit contracts.............................          7             27              (20)
                                              ----------  -------------   --------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      1,998            792            1,206
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         40             --               40
                                              ----------  -------------   --------------
  Total Derivatives..........................      2,038            792            1,246
Other financial instruments/(2)/.............        852             --              852
                                              ----------  -------------   --------------
  Other invested assets/(2)/................. $    2,890  $         792   $        2,098
                                              ==========  =============   ==============

LIABILITIES/(3)/
Description
Derivatives:
Equity contracts............................. $      753  $         753   $           --
Interest rate contracts......................         12             12               --
                                              ----------  -------------   --------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................        765            765               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         --             --               --
                                              ----------  -------------   --------------
  Total Derivatives..........................        765            765               --
Other financial liabilities..................      2,939             --            2,939
                                              ----------  -------------   --------------
  Other liabilities.......................... $    3,704  $         765   $        2,939
                                              ----------  -------------   --------------
Securities sold under agreement to repurchase $      950  $          --   $          950
                                              ==========  =============   ==============

  /(1)/Excludes Investment Management segment's $8 million net derivative assets, $22 million long exchange traded options and $158 million of securities borrowed.
  /(2)/Includes $120 million related to accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's $9 million net derivative liabilities, $7 million short exchange traded options and $34 million of securities loaned.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2014.

    Gross Collateral Amounts Not Offset in the Consolidated Balance Sheets
                             At December 31, 2014

                                                               Collateral (Received)/Held
                                                Net Amounts    ------------------------
                                              Presented in the  Financial                    Net
                                               Balance Sheets  Instruments       Cash      Amounts
                                              ---------------- -----------   -----------  ----------
                                                                  (In Millions)
ASSETS/(1)/
Counterparty A...............................  $            62  $       --   $       (62) $       --
Counterparty B...............................              102          --           (95)          7
Counterparty C...............................              111          --          (110)          1
Counterparty D...............................              228          --          (224)          4
Counterparty E...............................               60          --           (59)          1
Counterparty F...............................               63          --           (60)          3
Counterparty G...............................              145        (145)           --          --
Counterparty H...............................               31         (31)           --          --
Counterparty I...............................              136          --          (134)          2
Counterparty J...............................               28          --           (22)          6
Counterparty K...............................               44          --           (44)         --
Counterparty L...............................              113        (113)           --          --
Counterparty M...............................               76          --           (68)          8
Counterparty N...............................               40          --            --          40
Counterparty Q...............................                4          --            (4)         --
Counterparty T...............................                3          --            (3)         --
                                               ---------------  ----------   -----------  ----------
  Total Derivatives..........................  $         1,246  $     (289)  $      (885) $       72
Other financial instruments/(2)/.............              852          --            --         852
                                               ---------------  ----------   -----------  ----------
  Other invested assets/(2)/.................  $         2,098  $     (289)  $      (885) $      924
                                               ===============  ==========   ===========  ==========

LIABILITIES/(3)/
Counterparty D...............................  $           450  $     (450)  $        --          --
Counterparty C...............................              500        (500)           --          --
                                               ---------------  ----------   -----------  ----------
  Securities sold under agreement to
   repurchase................................  $           950  $     (950)  $        --  $       --
                                               ===============  ==========   ===========  ==========

  /(1)/Excludes Investment Management segment's cash collateral received of $1 million related to derivative assets and $158 million related to securities borrowed.
  /(2)/Includes $120 million of accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's cash collateral pledged of $10 million related to derivative liabilities and $34 million related to securities loaned.

   NET INVESTMENT INCOME (LOSS)

   The following table breaks out Net investment income (loss) by asset category:

                                                2015      2014      2013
                                              --------  --------  --------
                                                      (IN MILLIONS)
Fixed maturities............................. $  1,420  $  1,431  $  1,462
Mortgage loans on real estate................      338       306       284
Repurchase agreement.........................        1        --        --
Other equity investments.....................       84       200       228
Policy loans.................................      213       216       219
Derivative investments.......................      (81)    1,605    (2,866)
Trading securities...........................       17        63        54
Other investment income......................       40        49        50
                                              --------  --------  --------
  Gross investment income (loss).............    2,032     3,870      (569)
Investment expenses..........................      (53)      (53)      (57)
Interest expense.............................       (3)       (2)       (3)
                                              --------  --------  --------
Net Investment Income (Loss)................. $  1,976  $  3,815  $   (629)
                                              ========  ========  ========

   For 2015, 2014 and 2013, respectively, Net investment income (loss) from derivatives included $474 million, $899 million and $(2,829) million of realized gains (losses) on contracts closed during those periods and $(555) million, $706 million and $(37) million of unrealized gains (losses) on derivative positions at each respective year end.

   INVESTMENT GAINS (LOSSES), NET

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                               2015    2014    2013
                                              ------  ------  ------
                                                   (IN MILLIONS)
Fixed maturities............................. $  (17) $  (54) $  (75)
Mortgage loans on real estate................     (1)     (3)     (7)
Other equity investments.....................     (5)     (2)    (17)
Other........................................      3       1      --
                                              ------  ------  ------
Investment Gains (Losses), Net............... $  (20) $  (58) $  (99)
                                              ======  ======  ======

   For 2015, 2014 and 2013, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $4 million, $5 million and $8 million.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AB totaled $3,562 million and $3,562 million at December 31, 2015 and 2014, respectively. The Company annually tests this goodwill for recoverability at December 31. The first step of the goodwill impairment test is used to identify potential impairment by comparing the fair value of its investment in AB, the reporting unit, to its carrying value. If the fair value of the reporting unit exceeds its carrying value, goodwill is not considered to be impaired and the second step of the impairment test is not performed. However, if the carrying value of the reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed by measuring the amount of impairment loss only if the result indicates a potential impairment. The second step compares the implied fair value of the reporting unit to the aggregated fair values of its individual assets and liabilities to determine the amount of impairment, if any. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AB as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AB for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AB's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AB as well as taxes incurred at the Company level in order to determine the fair value of its investment in AB. At December 31, 2015 and 2014, the Company determined that goodwill was not impaired as the fair value of its investment in AB exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AB related intangible assets was $610 million and $610 million at December 31, 2015 and 2014, respectively and the accumulated amortization of these intangible assets was $439 million and $411 million at December 31, 2015 and 2014, respectively. Amortization expense related to the AB intangible assets totaled $28 million, $27 million and $24 million for 2015, 2014 and 2013, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $29 million.

   At December 31, 2015 and 2014, respectively, net deferred sales commissions totaled $99 million and $118 million and are included within Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2015 net asset balance for each of the next five years is $41 million, $32 million, $21 million, $5 million and $0 million. The
   Company tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2015, the Company determined that the deferred sales commission asset was not impaired.

   On June 20, 2014, AB acquired an approximate 82.0% ownership interest in CPH Capital Fondsmaeglerselskab A/S ("CPH"), a Danish asset management firm that managed approximately $3,000 million in global core equity assets for institutional investors, for a cash payment of $64 million and a contingent consideration payable of $9 million. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $58 million of goodwill. AB recorded $24 million of finite-lived intangible assets relating to separately-managed account relationships and $4 million of indefinite-lived intangible assets relating to an acquired fund's investment contract. AB also recorded redeemable non-controlling interest of $17 million relating to the fair value of the portion of CPH AB does not own. During 2015, AB purchased additional shares of CPH, bringing AB's ownership interest to 85.0% as of December 31, 2015.

   On December 12, 2013, AB acquired W.P. Stewart & Co., Ltd. ("WPS"), an equity investment manager that, as of December 31, 2015, managed approximately $2,000 million in U.S., Global and EAFE concentrated growth equity strategies for clients, primarily in the U.S. and Europe. On the acquisition date, AB made a cash payment of $12 per share for the approximate 4.9 million WPS shares outstanding and issued to WPS shareholders transferable Contingent Value Rights ("CVRs") entitling the holders to an additional $4 per share if the assets under management in the acquired WPS investment services exceed $5,000 million on or before the third anniversary of the acquisition date. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $32 million of goodwill. AB also recorded $8 million of indefinite-lived intangible assets relating to the acquired fund's investment contracts and $14 million of definite-lived intangible assets relating to separately managed account relationships. As of the acquisition date, AB recorded a contingent consideration payable of $17 million in regard to the CVRs.

   Capitalized Software

   Capitalized software, net of accumulated amortization, amounted to $157 million and $163 million at December 31, 2015 and 2014, respectively. Amortization of capitalized software in 2015, 2014 and 2013 were $55 million, $50 million and $119 million (including $45 million of accelerated amortization), respectively.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                DECEMBER 31,
                                              -----------------
                                                2015     2014
                                              -------- --------
                                                (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders'
  account balances and other................. $  7,363 $  7,537
Policyholder dividend obligation.............       81      201
Other liabilities............................      100      117
                                              -------- --------
Total Closed Block liabilities...............    7,544    7,855
                                              -------- --------
ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at
  fair value (amortized cost of $4,426 and
  $4,829)....................................    4,599    5,143
Mortgage loans on real estate................    1,575    1,407
Policy loans.................................      881      912
Cash and other invested assets...............       49       14
Other assets.................................      258      176
                                              -------- --------
Total assets designated to the Closed Block..    7,362    7,652
                                              -------- --------
Excess of Closed Block liabilities over
  assets designated to the Closed Block......      182      203
Amounts included in accumulated other
  comprehensive income (loss):
Net unrealized investment gains (losses),
  net of deferred income tax (expense)
  benefit of $(36) and $(43) and
  policyholder dividend obligation of $(81)
  and $(201).................................       67       80
                                              -------- --------
Maximum Future Earnings To Be Recognized
  From Closed Block Assets and Liabilities... $    249 $    283
                                              ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                               2015    2014    2013
                                              ------  ------  ------
                                                   (IN MILLIONS)
REVENUES:
Premiums and other income.................... $  262  $  273  $  286
Investment income (loss).....................    368     378     402
Net investment gains (losses)................      2      (4)    (11)
                                              ------  ------  ------
Total revenues...............................    632     647     677
                                              ------  ------  ------
BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends........    576     597     637
Other operating costs and expenses...........      4       4       1
                                              ------  ------  ------
Total benefits and other deductions..........    580     601     638
                                              ------  ------  ------
Net revenues, before income taxes............     52      46      39
Income tax (expense) benefit.................    (18)    (16)    (14)
                                              ------  ------  ------
Net Revenues (Losses)........................ $   34  $   30  $   25
                                              ======  ======  ======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                               DECEMBER 31,
                                              --------------
                                               2015    2014
                                              ------  ------
                                              (IN MILLIONS)
Balances, beginning of year.................. $  201  $  128
Unrealized investment gains (losses).........   (120)     73
                                              ------  ------
Balances, End of year........................ $   81  $  201
                                              ======  ======

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                               DECEMBER 31,
                                              --------------
                                               2015    2014
                                              ------  ------
                                               (IN MILLIONS)
Balance, beginning of year................... $  383  $  518
Contractholder bonus interest credits
  deferred...................................     17      15
Balance true-up..............................    174      --
Amortization charged to income...............    (40)   (150)
                                              ------  ------
Balance, End of Year......................... $  534  $  383
                                              ======  ======

7) FAIR VALUE DISCLOSURES

   Assets and liabilities measured at fair value on a recurring basis are summarized below. At December 31, 2015 and 2014, no assets were required to be measured at fair value on a non-recurring basis. Fair value measurements are required on a non-recurring basis for certain assets, including goodwill and mortgage loans on real estate, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2015

                                                 LEVEL 1    LEVEL 2    LEVEL 3     TOTAL
                                               ----------  ---------  --------- ----------
                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Corporate.................................. $       --  $  19,882  $     420 $   20,302
   U.S. Treasury, government and agency.......         --      8,775         --      8,775
   States and political subdivisions..........         --        459         45        504
   Foreign governments........................         --        414          1        415
   Commercial mortgage-backed.................         --         30        503        533
   Residential mortgage-backed/(1)/...........         --        640         --        640
   Asset-backed/(2)/..........................         --         37         40         77
   Redeemable preferred stock.................        258        389         --        647
                                               ----------  ---------  --------- ----------
     Subtotal.................................        258     30,626      1,009     31,893
                                               ----------  ---------  --------- ----------
  Other equity investments....................         97         --         49        146
  Trading securities..........................        654      6,151         --      6,805
  Other invested assets:
   Short-term investments.....................         --        369         --        369
   Swaps......................................         --        230         --        230
   Credit Default Swaps.......................         --        (22)        --        (22)
   Futures....................................         (1)        --         --         (1)
   Options....................................         --        390         --        390
   Floors.....................................         --         61         --         61
   Currency Contracts.........................         --          1         --          1
                                               ----------  ---------  --------- ----------
     Subtotal.................................         (1)     1,029         --      1,028
                                               ----------  ---------  --------- ----------
Cash equivalents..............................      2,150         --         --      2,150
Segregated securities.........................         --        565         --        565
GMIB reinsurance contracts....................         --         --     10,570     10,570
Separate Accounts' assets.....................    104,058      2,964        313    107,335
                                               ----------  ---------  --------- ----------
   Total Assets............................... $  107,216  $  41,335  $  11,941 $  160,492
                                               ==========  =========  ========= ==========
LIABILITIES
GWBL and other features' liability............ $       --  $      --  $     184 $      184
SCS, SIO, MSO and IUL indexed features'
  liability...................................         --        310         --        310
Contingent payment arrangements...............         --         --         31         31
                                               ----------  ---------  --------- ----------
   Total Liabilities.......................... $       --  $     310  $     215 $      525
                                               ==========  =========  ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2014

                                                 Level 1    Level 2    Level 3     Total
                                               ----------  ---------  --------- ----------
                                                              (In Millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Corporate.................................. $       --  $  21,840  $     380 $   22,220
   U.S. Treasury, government and agency.......         --      7,331         --      7,331
   States and political subdivisions..........         --        472         47        519
   Foreign governments........................         --        446         --        446
   Commercial mortgage-backed.................         --         20        715        735
   Residential mortgage-backed/(1)/...........         --        793          2        795
   Asset-backed/(2)/..........................         --         46         53         99
   Redeemable preferred stock.................        254        635         --        889
                                               ----------  ---------  --------- ----------
     Subtotal.................................        254     31,583      1,197     33,034
                                               ----------  ---------  --------- ----------
  Other equity investments....................        217         --         61        278
  Trading securities..........................        710      4,433         --      5,143
  Other invested assets:
   Short-term investments.....................         --        103         --        103
   Swaps......................................         --        597         --        597
   Credit Default Swaps.......................         --        (18)        --        (18)
   Futures....................................         (2)        --         --         (2)
   Options....................................         --        473         --        473
   Floors.....................................         --        120         --        120
   Currency Contracts.........................         --          1         --          1
   Swaptions..................................         --         72         --         72
                                               ----------  ---------  --------- ----------
     Subtotal.................................         (2)     1,348         --      1,346
                                               ----------  ---------  --------- ----------
Cash equivalents..............................      2,725         --         --      2,725
Segregated securities.........................         --        476         --        476
GMIB reinsurance contracts....................         --         --     10,711     10,711
Separate Accounts' assets.....................    107,539      3,072        260    110,871
                                               ----------  ---------  --------- ----------
   Total Assets............................... $  111,443  $  40,912  $  12,229 $  164,584
                                               ==========  =========  ========= ==========
LIABILITIES
GWBL and other features' liability............ $       --  $      --  $     128 $      128
SCS, SIO, MSO and IUL indexed features'
  liability...................................         --        380         --        380
Contingent payment arrangements...............         --         --         42         42
                                               ----------  ---------  --------- ----------
   Total Liabilities.......................... $       --  $     380  $     170 $      550
                                               ==========  =========  ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   At December 31, 2015 and 2014, respectively, the fair value of public fixed maturities is approximately $24,216 million and $24,779 million or approximately 16.2% and 16.2% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If, as a result, it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2015 and 2014, respectively, the fair value of private fixed maturities is approximately $7,677 million and $8,255 million or approximately 5.1% and 5.4% of the Company's total assets measured at fair value on a recurring basis. The fair values of some of the Company's private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   As disclosed in Note 3, at December 31, 2015 and 2014, respectively, the net fair value of freestanding derivative positions is approximately $659 million and $1,243 million or approximately 64.1% and 92.3% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the Over-The-Counter ("OTC") derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap ("OIS") curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2015 and 2014, respectively, investments classified as Level 1 comprise approximately 71.8% and 72.7% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2015 and 2014, respectively, investments classified as Level 2 comprise approximately 27.3% and 26.4% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AB in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2015 and 2014, respectively, approximately $673 million and $821 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   The Company's SCS and EQUI-VEST variable annuity products, the IUL product, and in the MSO fund available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have 1, 3, or 5 year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g. holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on prices obtained from independent valuation service providers.

   At December 31, 2015 and 2014, respectively, investments classified as Level 3 comprise approximately 0.9% and 1.0% of assets measured at fair value on a recurring basis and primarily include commercial mortgage-backed securities ("CMBS") and corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2015 and 2014, respectively, were approximately $119 million and $135 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $543 million and $770 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2015 and 2014, respectively. The Company utilizes prices obtained from an independent valuation service vendor to measure fair value of CMBS securities.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract asset which is accounted for as derivative contracts. The GMIB reinsurance contract asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GIB and GWBL and other features related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GIB and GWBL and other features over a range of market-consistent economic scenarios. The valuations of both the GMIB reinsurance contract asset and GIB and GWBL and other features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GIB and GWBL and other features' liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $123 million and $147 million at December 31, 2015 and 2014, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to reflect a level of general swap market counterparty risk; therefore, no adjustment was made for purpose of determining the fair value of the GIB and GWBL and other features' liability embedded derivative at December 31, 2015. Equity and fixed income volatilities were modeled to reflect the current market volatility.

   In second quarter 2014, the Company refined the fair value calculation of the GMIB reinsurance contract asset and GWBL, GIB and GMAB liabilities, utilizing scenarios that explicitly reflect risk free bond and equity components separately (previously aggregated and including counterparty risk premium embedded in swap rates) and stochastic interest rates for projecting and discounting cash flows (previously a single yield curve). The net impacts of these refinements were a $510 million increase to the GMIB reinsurance contract asset and a $37 million increase in the GWBL, GIB and GMAB liability which are reported in the Company's consolidated statements of Earnings (Loss) as Increase (decrease) in the fair value of the reinsurance contract asset and Policyholders' benefits, respectively.

   The Company's Level 3 liabilities include contingent payment arrangements associated with acquisitions in 2010, 2013 and 2014 by AB. At each reporting date, AB estimates the fair values of the contingent consideration expected to be paid based upon probability-weighted AUM and revenue projections, using unobservable market data inputs, which are included in Level 3 of the valuation hierarchy.

   In 2015, AFS fixed maturities with fair values of $125 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $99 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2015.

   In 2014, AFS fixed maturities with fair values of $82 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $15 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.50% of total equity at December 31, 2014.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2015 and 2014, respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                                STATE AND
                                                                POLITICAL               COMMERCIAL    RESIDENTIAL
                                                                  SUB-        FOREIGN   MORTGAGE-      MORTGAGE-       ASSET-
                                                  CORPORATE     DIVISIONS      GOVTS      BACKED        BACKED         BACKED
                                                ------------  -------------  ---------  ----------  ---------------  ---------
                                                                                 (IN MILLIONS)
BALANCE, JANUARY 1, 2015....................... $        380  $          47  $      --  $      715  $             2  $      53
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............            3             --         --           1               --         --
     Investment gains (losses), net............            2             --         --         (38)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
  Subtotal.....................................            5             --         --         (37)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
Other comprehensive income (loss)..............          (25)            (1)        --          64               --         (4)
Purchases/(3)/.................................           60             --          1          --               --         --
Sales/(4)/.....................................          (38)            (1)        --        (175)              (2)        (9)
Transfers into Level 3/(1)/....................           99             --         --          --               --         --
Transfers out of Level 3/(1)/..................          (61)            --         --         (64)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
BALANCE, DECEMBER 31, 2015..................... $        420  $          45  $       1  $      503  $            --  $      40
                                                ============  =============  =========  ==========  ===============  =========

BALANCE, JANUARY 1, 2014....................... $        291  $          46  $      --  $      700  $             4  $      83
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............            2             --         --           2               --         --
     Investment gains (losses), net............            3             --         --         (89)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
  Subtotal..................................... $          5  $          --  $      --  $      (87) $            --  $      --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
Other comprehensive income (loss)..............            6              2         --         135               --          7
Purchases/(3)/.................................          162             --         --          --               --         --
Sales/(4)/.....................................          (30)            (1)        --         (20)              (2)       (37)
Transfers into Level 3/(1)/....................           15             --         --          --               --         --
Transfers out of Level 3/(1)/..................          (69)            --         --         (13)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
BALANCE, DECEMBER 31, 2014..................... $        380  $          47  $      --  $      715  $             2  $      53
                                                ============  =============  =========  ==========  ===============  =========

BALANCE, JANUARY 1, 2013....................... $        355  $          50  $      19  $      900  $             9  $     113
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............            2             --         --          --               --         --
     Investment gains (losses), net............            5             --         --         (68)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
  Subtotal.....................................            7             --         --         (68)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
Other comprehensive income (loss)..............           (1)            (3)        (2)         13               (1)         3
Purchases/(3)/.................................           70             --         --          31               --         --
Sales/(4)/.....................................         (150)            (1)       (17)       (160)              (4)       (22)
Transfers into Level 3/(1)/....................           20             --         --          --               --         --
Transfers out of Level 3/(1)/..................          (10)            --         --         (16)              --        (11)
                                                ------------  -------------  ---------  ----------  ---------------  ---------
BALANCE, DECEMBER 31, 2013..................... $        291  $          46  $      --  $      700  $             4  $      83
                                                ============  =============  =========  ==========  ===============  =========

                                                 REDEEM-                                              GWBL
                                                  ABLE                         GMIB      SEPARATE   AND OTHER  CONTINGENT
                                                PREFERRED    OTHER EQUITY   REINSURANCE  ACCOUNTS   FEATURES     PAYMENT
                                                  STOCK      INVESTMENTS       ASSET      ASSETS    LIABILITY  ARRANGEMENT
                                               ----------  ---------------  -----------  --------  ----------  -----------
                                                                              (IN MILLIONS)
BALANCE, JANUARY 1, 2015...................... $       --  $            61  $    10,711  $    260  $      128           42
Total gains (losses), realized and
  unrealized, included in:
  Earnings (loss) as:
   Net investment income (loss)...............         --               --           --        --          --           --
   Investment gains (losses), net.............         --                5           --        36          --           --
   Increase (decrease) in the fair value of
     reinsurance contracts....................         --               --         (327)       --          --           --
   Policyholders' benefits....................         --               --           --        --        (130)          --
                                               ----------  ---------------  -----------  --------  ----------   ----------
     Subtotal.................................         --                5         (327)       36        (130)          --
                                               ----------  ---------------  -----------  --------  ----------   ----------
  Other comprehensive income (loss)...........         --                2           --        --          --           --
Purchases/(2)/................................         --                1          228        26         186           --
Sales/(3)/....................................         --              (20)         (42)       (2)         --          (11)
Settlements/(4)/..............................         --               --           --        (5)         --           --
Transfers into Level 3/(1)/...................         --               --           --        --          --           --
Transfers out of Level 3/(1)/.................         --               --           --        (2)         --           --
                                               ----------  ---------------  -----------  --------  ----------   ----------
BALANCE, DECEMBER 31, 2015.................... $       --  $            49  $    10,570  $    313  $      184           31
                                               ==========  ===============  ===========  ========  ==========   ==========

BALANCE, JANUARY 1, 2014...................... $       15  $            52  $     6,747  $    237  $       --           38
Total gains (losses), realized and
  unrealized, included in:
  Earnings (loss) as:
   Net investment income (loss)...............         --                3           --        --          --           --
   Investment gains (losses), net.............         --                1           --        15          --           --
   Increase (decrease) in the fair value of
     reinsurance contracts....................         --               --        3,774        --          --           --
   Policyholders' benefits....................         --               --           --        --          (8)          --
                                               ----------  ---------------  -----------  --------  ----------   ----------
     Subtotal................................. $       --  $             4  $     3,774  $     15  $       (8)          --
                                               ----------  ---------------  -----------  --------  ----------   ----------
  Other comprehensive income(loss)............         --               --           --        --          --           --
Purchases/(2)/................................         --                8          225        16         136            9
Sales/(3)/....................................        (15)              (1)         (35)       (3)         --           (5)
Settlements/(4)/..............................         --               --           --        (5)         --           --
Transfers into Level 3/(1)/...................         --               --           --        --          --           --
Transfers out of Level 3/(1)/.................         --               (2)          --        --          --           --
                                               ----------  ---------------  -----------  --------  ----------   ----------
BALANCE, DECEMBER 31, 2014.................... $       --  $            61  $    10,711  $    260  $      128           42
                                               ==========  ===============  ===========  ========  ==========   ==========

                                                Redeem-                                                         GWBL
                                                 able                    Other        GMIB        Separate    and Other
                                               Preferred Other Equity   Invested   Reinsurance    Accounts    Features
                                                 Stock   Investments     Assets       Asset        Assets     Liability
                                               --------- ------------  ---------  -------------  ----------  ----------
                                                                             (In Millions)
BALANCE, JANUARY 1, 2013...................... $      15 $         77  $      (2) $      11,044  $      224  $      265
Total gains (losses), realized and
  unrealized, included in:
  Earnings (loss) as:
   Net Investment Income (loss)...............                     10
   Investment gains (losses), net.............        --           (7)        --             --          10          --
   Increase (decrease) in the fair value of
     reinsurance contracts....................        --           --         --         (4,496)         --          --
   Policyholders' benefits....................        --           --         --             --          --        (351)
                                               --------- ------------  ---------  -------------  ----------  ----------
     Subtotal.................................        --            3         --         (4,496)         10        (351)
                                               --------- ------------  ---------  -------------  ----------  ----------
  Other comprehensive income (loss)...........        --           --          2             --          (1)         --
Purchases/(2)/................................        --            4         --            237           6          86
Sales/(3)/....................................        --           (3)        --            (38)         (3)         --
Settlements/(4)/..............................        --           --         --             --          (2)         --
Transfers into Level 3/(1)/...................        --           --         --             --           3          --
Transfers out of Level 3/(1)/.................        --          (29)        --             --          --          --
                                               --------- ------------  ---------  -------------  ----------  ----------
BALANCE, DECEMBER 31, 2013.................... $      15 $         52  $      --  $       6,747  $      237  $       --
                                               ========= ============  =========  =============  ==========  ==========

  /(1)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.
  /(2)/For the GMIB reinsurance contract asset and GWBL and other features reserves, represents premiums.
  /(3)/For the GMIB reinsurance contract asset, represents recoveries from reinsurers and for GWBL and other features reserves represents benefits paid.
  /(4)/For contingent payment arrangements, it represents payments under the arrangement.

   The table below details changes in unrealized gains (losses) for 2015 and 2014 by category for Level 3 assets and liabilities still held at December 31, 2015 and 2014, respectively:

                                                                EARNINGS (LOSS)
                                                -----------------------------------------------
                                                                                 INCREASE
                                                   NET                       (DECREASE) IN THE
                                                INVESTMENT   INVESTMENT        FAIR VALUE OF                    POLICY-
                                                  INCOME        GAINS           REINSURANCE                     HOLDERS'
                                                  (LOSS)    (LOSSES), NET        CONTRACTS            OCI       BENEFITS
                                                ---------- --------------- --------------------  ------------  ----------
                                                                              (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2015
STILL HELD AT DECEMBER 31, 2015
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate................................. $       -- $            -- $                 --  $        (25) $       --
     State and political subdivisions..........         --              --                   --            (2)         --
     Commercial mortgage-backed................         --              --                   --            61          --
     Asset-backed..............................         --              --                   --            (4)         --
     Other fixed maturities, available-for-
       sale....................................         --              --                   --            --          --
                                                ---------- --------------- --------------------  ------------  ----------
       Subtotal................................ $       -- $            -- $                 --  $         30  $       --
                                                ---------- --------------- --------------------  ------------  ----------
   GMIB reinsurance contracts..................         --              --                 (141)           --          --
   Separate Accounts' assets...................         --              36                   --            --          --
   GWBL and other features' liability..........         --              --                   --            --         184
                                                ---------- --------------- --------------------  ------------  ----------
       Total................................... $       -- $            36 $               (141) $         30  $      184
                                                ========== =============== ====================  ============  ==========

Level 3 Instruments
Full Year 2014
Still Held at December 31, 2014
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate................................. $       -- $            -- $                 --  $          6  $       --
     State and political subdivisions..........         --              --                   --             2          --
     Commercial mortgage-backed................         --              --                   --           112          --
     Asset-backed..............................         --              --                   --             7          --
     Other fixed maturities, available-for-
       sale....................................         --              --                   --            --          --
                                                ---------- --------------- --------------------  ------------  ----------
       Subtotal................................ $       -- $            -- $                 --  $        127  $       --
                                                ---------- --------------- --------------------  ------------  ----------
   GMIB reinsurance contracts..................         --              --                3,964            --          --
   Separate Accounts' assets...................         --              15                   --            --          --
   GWBL and other features' liability..........         --              --                   --            --         128
                                                ---------- --------------- --------------------  ------------  ----------
       Total................................... $       -- $            15 $              3,964  $        127  $      128
                                                ========== =============== ====================  ============  ==========

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2015 and 2014, respectively.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2015

                                 FAIR         VALUATION
                                 VALUE        TECHNIQUE        SIGNIFICANT UNOBSERVABLE INPUT       RANGE
                                ------- ---------------------- ------------------------------ -----------------
                                                              (IN MILLIONS)
ASSETS:
Investments:
  Fixed maturities,
  available-for-sale:

   Corporate................... $    61 Matrix pricing model                  Spread over the
                                                                            industry-specific
                                                                        benchmark yield curve 50 BPS - 565 BPS

                                    154 Market comparable                    EBITDA multiples   7.8X - 19.1X
                                          companies                             Discount rate   7.0% - 12.6%
                                                                          Cash flow Multiples   14.0X - 16.5X
---------------------------------------------------------------------------------------------------------------

   Asset-backed................       3 Matrix pricing model                 Spread over U.S.
                                                                               Treasury curve 30 BPS - 687 BPS
---------------------------------------------------------------------------------------------------------------

Other equity investments.......      10 Market comparable                    Revenue multiple    2.5X - 4.8X
                                          companies                    Marketability Discount       30.0%
---------------------------------------------------------------------------------------------------------------

Separate Accounts' assets......     271 Third party appraisal             Capitalization rate       4.9%
                                                                     Exit capitalization rate       5.9%
                                                                                Discount rate       6.7%

                                      7 Discounted cash flow                 Spread over U.S.
                                                                               Treasury curve
                                                                       Gross domestic product 280 BPS - 411 BPS
                                                                                         rate   0.0% - 1.09%
                                                                              Discount factor    2.3% - 5.9%
---------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts.....  10,570 Discounted cash flow                      Lapse Rates    0.6% - 5.7%
                                                                             Withdrawal rates    0.2% - 8.0%
                                                                       GMIB Utilization Rates    0.0% - 15%
                                                                         Non-performance risk  5 BPS - 18 BPS
                                                                    Volatility rates - Equity     9% - 35%
---------------------------------------------------------------------------------------------------------------

LIABILITIES:
GMWB/GWBL/(1)/.................     120 Discounted cash flow                      Lapse Rates    1.0% - 5.7%
                                                                             Withdrawal rates    0.0% - 7.0%
                                                                    Volatility rates - Equity     9% - 35%
---------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

        Quantitative Information about Level 3 Fair Value Measurements
                               December 31, 2014

                                Fair         Valuation
                                Value        Technique         Significant Unobservable Input         Range
                               ------- ---------------------- --------------------------------- -----------------
                                                             (In Millions)
ASSETS:
Investments:
Fixed maturities,
  available-for-sale:

   Corporate.................. $    75 Matrix pricing model
                                                              Spread over the industry-specific
                                                                          benchmark yield curve  0 BPS - 590 BPS

                                   132 Market comparable
                                         companies                                Discount rate   11.2% - 15.2%
-----------------------------------------------------------------------------------------------------------------

   Asset-backed...............       5 Matrix pricing model                    Spread over U.S.
                                                                                 Treasury curve 30 BPS - 687 BPS
-----------------------------------------------------------------------------------------------------------------

Other equity investments......      20 Market comparable                       Revenue multiple    2.0X - 3.5X
                                         companies                                Discount rate       18.0%
                                                                                 Discount years         2
-----------------------------------------------------------------------------------------------------------------

Separate Accounts' assets.....     234 Third party appraisal                Capitalization rate       5.2%
                                                                       Exit capitalization rate       6.2%
                                                                                  Discount rate       7.1%

                                     7 Discounted cash flow                    Spread over U.S.
                                                                                 Treasury curve
                                                                         Gross domestic product 238 BPS - 395 BPS
                                                                                           rate    0.0% - 2.4%
                                                                                Discount factor    1.3% - 5.4%
-----------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts....  10,711 Discounted cash flow                         Lapse Rates    1.0% - 8.0%
                                                                               Withdrawal Rates    0.2% - 8.0%
                                                                         GMIB Utilization Rates   0.0% - 15.0%
                                                                           Non-performance risk  5 BPS - 16 BPS
                                                                      Volatility rates - Equity   9.0% - 34.0%
-----------------------------------------------------------------------------------------------------------------

LIABILITIES:
GMWB/GWBL /(1)/...............     107 Discounted cash flow                         Lapse Rates    1.0% - 8.0%
                                                                               Withdrawal Rates    0.0% - 7.0%
                                                                      Volatility rates - Equity   9.0% - 34.0%
-----------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

   Excluded from the tables above at December 31, 2015 and 2014, respectively, are approximately $865 million and $1,045 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. The fair value measurements of these Level 3 investments comprise approximately 63.1% and 68.8% of total assets classified as Level 3 and represent only 0.6% and 0.7% of total assets measured at fair value on a recurring basis at December 31, 2015 and 2014 respectively. These investments primarily consist of certain privately placed debt securities with limited trading activity, including commercial mortgage-, residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the tables above at December 31, 2015 and 2014, respectively, are approximately $215 million and $207 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3. The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique, representing approximately 51.2% and 54.4% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above at December 31, 2015 and 2014, there were no Level 3 securities that were determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the tables above at December 31, 2015 and 2014, are approximately 7.5% and 9.4%, respectively, of the total fair value of these Level 3 securities that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Other equity investments classified as Level 3 primarily consist of private venture capital fund investments of AB for which fair values are adjusted to reflect expected exit values as evidenced by financing and sale transactions with third parties or when consideration of other factors, such as current company performance and market conditions, is determined by management to require valuation adjustment. Significant increase (decrease) in isolation in the underlying enterprise value to revenue multiple and enterprise value to R&D investment multiple, if applicable, would result in significantly higher (lower) fair value measurement. Significant increase (decrease) in the discount rate would result in a significantly lower (higher) fair value measurement. Significant increase (decrease) in isolation in the discount factor ascribed for lack of marketability and various risk factors would result in significantly lower (higher) fair value measurement. Changes in the discount factor generally are not correlated to changes in the value multiples. Also classified as Level 3 at December 31, 2015 and 2014, respectively, are approximately $32 million and $31 million private venture capital fund-of-fund investments of AB for which fair value is estimated using the capital account balances provided by the partnerships. The interests in these partnerships cannot be redeemed. As of December 31, 2015 and 2014, AB's aggregate unfunded commitments to these investments were approximately $3 million and $3 million, respectively.

   Separate Accounts' assets classified as Level 3 in the table at December 31, 2015 and 2014, primarily consist of a private real estate fund with a fair value of approximately $271 million and $234 million, a private equity investment with a fair value of approximately $2 million and $2 million and mortgage loans with fair value of approximately $5 million and $5 million, respectively. A third party appraisal valuation technique is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to the appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach is applied to determine the private equity investment for which the significant unobservable assumptions are the gross domestic product rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment. A significant increase (decrease) in the gross domestic product rate would have a directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans a discounted cash flow approach is applied, a significant increase (decrease) in the assumed spread over U.S. Treasuries would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts' investments classified as Level 3 excluded from the table consist of mortgage- and asset-backed securities with fair values of approximately $28 million and $7 million at December 31, 2015 and $11 million and $8 million at December 31, 2014, respectively. These fair value measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using Company data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

   The three AB acquisition-related contingent consideration liabilities (with a combined fair value of $31 million and $42 million as of December 31, 2015 and 2014, respectively) are currently valued using projected AUM growth rates with a weighted average of 46.0%, revenue growth rates with a weighted average of 43.0%, and discount rates of 3.0% (using a cost of debt assumption). During the fourth quarters of 2015 and 2014, AB recorded changes in estimates of the contingent consideration payable relating to recent acquisitions of $7 million and $4 million, respectively.

   The carrying values and fair values at December 31, 2015 and 2014 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, limited partnerships accounted for under the equity method and pension and other postretirement obligations.

                                                                   FAIR VALUE
                                              CARRYING ----------------------------------
                                               VALUE   LEVEL 1 LEVEL 2  LEVEL 3   TOTAL
                                              -------- ------- -------- -------- --------
                                                             (IN MILLIONS)
December 31, 2015:
MORTGAGE LOANS ON REAL ESTATE................ $  7,171 $    -- $     -- $  7,257 $  7,257
LOANS TO AFFILIATES..........................    1,087      --      795      390    1,185
POLICYHOLDERS LIABILITIES: INVESTMENT
  CONTRACTS..................................    7,825      --       --    7,930    7,930
POLICY LOANS.................................    3,393      --       --    4,343    4,343
SHORT-TERM DEBT..............................      584      --      584       --      584
SEPARATE ACCOUNT LIABILITIES.................    5,124      --       --    5,124    5,124
December 31, 2014:
Mortgage loans on real estate................ $  6,463 $    -- $     -- $  6,617    6,617
Loans to affiliates..........................    1,087      --    1,203       --    1,203
Policyholders liabilities: Investment
  contracts..................................    2,799      --       --    2,941    2,941
Policy loans.................................    3,408      --       --    4,406    4,406
Short-term debt..............................      688      --      700       --      700
Separate Account Liabilities.................    5,019      --       --    5,019    5,019

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   The Company's short-term debt primarily includes commercial paper issued by AB with short-term maturities and book value approximates fair value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. treasury yield curve and historical loan repayment patterns.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholder's account balances and liabilities for investment contracts with fund investments in Separate Accounts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as Access Accounts and FHLBNY funding agreements and escrow shield plus product reserves are held at book value.

8) GMDB, GMIB, GIB, GWBL AND OTHER FEATURES AND NO LAPSE GUARANTEE FEATURES

    A) Variable Annuity Contracts -- GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

      . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

      . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

      . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

      . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

      . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                                GMDB      GMIB      TOTAL
                                              --------  --------  --------
                                                      (IN MILLIONS)
Balance at January 1, 2013................... $  1,772  $  4,561  $  6,333
  Paid guarantee benefits....................     (237)     (325)     (562)
  Other changes in reserve...................       91       (33)       58
                                              --------  --------  --------
Balance at December 31, 2013.................    1,626     4,203     5,829
  Paid guarantee benefits....................     (231)     (220)     (451)
  Other changes in reserve...................      334     1,661     1,995
                                              --------  --------  --------
Balance at December 31, 2014.................    1,729     5,644     7,373
  Paid guarantee benefits....................     (313)      (89)     (402)
  Other changes in reserve...................    1,570      (258)    1,312
                                              --------  --------  --------
Balance at December 31, 2015................. $  2,986  $  5,297  $  8,283
                                              ========  ========  ========

   Related GMDB reinsurance ceded amounts were:

                                                                     GMDB
                                                                 -------------
                                                                 (IN MILLIONS)
Balance at January 1, 2013...................................... $         844
  Paid guarantee benefits.......................................          (109)
  Other changes in reserve......................................            56
                                                                 -------------
Balance at December 31, 2013....................................           791
  Paid guarantee benefits.......................................          (114)
  Other changes in reserve......................................           155
                                                                 -------------
Balance at December 31, 2014....................................           832
  Paid guarantee benefits.......................................          (148)
  Other changes in reserve......................................           746
                                                                 -------------
Balance at December 31, 2015.................................... $       1,430
                                                                 =============

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2015 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                               RETURN OF
                                                PREMIUM    RATCHET   ROLL-UP     COMBO     TOTAL
                                               ---------  --------  ---------  ---------  -------
                                                              (DOLLARS IN MILLIONS)
GMDB:
-----
  Account values invested in:
   General Account............................ $  13,037  $    132  $      78  $     244  $13,491
   Separate Accounts.......................... $  38,438  $  8,570  $   3,472  $  34,160  $84,640
  Net amount at risk, gross................... $     397  $    422  $   2,389  $  15,872  $19,080
  Net amount at risk, net of amounts
   reinsured.................................. $     397  $    302  $   1,616  $   6,743  $ 9,058
  Average attained age of contractholders.....      51.1      65.4       71.7       66.4     55.0
  Percentage of contractholders over age 70...       9.0%     35.4%      58.1%      38.2%    16.6%
  Range of contractually specified interest
   rates......................................       N/A       N/A       3%-6%    3%-6.5%  3%-6.5%

GMIB:
-----
  Account values invested in:
   General Account............................       N/A       N/A  $      41  $     351  $   392
   Separate Accounts..........................       N/A       N/A  $  15,467  $  41,092  $56,559
  Net amount at risk, gross...................       N/A       N/A  $   1,179  $   6,232  $ 7,411
  Net amount at risk, net of amounts
   reinsured..................................       N/A       N/A  $     351  $   1,561  $ 1,912
  Weighted average years remaining until
   annuitization..............................       N/A       N/A        1.4        1.9      1.9
  Range of contractually specified interest
   rates......................................       N/A       N/A       3%-6%    3%-6.5%  3%-6.5%

   The liability for SCS, SIO, MSO and IUL indexed features and the GIB and GWBL and other features, not included above, was $494 million and $508 million at December 31, 2015 and 2014, respectively, which are accounted for as embedded derivatives. The liability for GIB, GWBL and other features reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios. The liability for SCS, SIO, MSO and IUL reflects the present value of expected future payments assuming the segments are held to maturity.

   In-force management

   The Company continues to proactively manage its in-force business. For example:

      . GMIB/GWBL LUMP SUM OPTION. In 2015, the Company added a lump sum option to certain contracts with GMIB and GWBL benefits. Prior to the addition of this option, if an eligible contractholder's adjusted account value fell to zero, the contractholder would automatically receive a stream of payments over his or her lifetime. With this option, eligible contractholders now have the ability to receive a percentage of the present value of those lifetime payments in a one-time lump sum payment.

      . GMDB/GMIB BUYBACK. Beginning in 2012, the Company initiated several programs to purchase from certain contractholders the GMDB and GMIB riders contained in their Accumulator(R) contracts. Most recently in 2015, the Company initiated a program to give contractholders an option to elect a full buyout of their rider or a new partial
          (50%) buyout of their rider.

   The Company believes that the lump sum option and buyback programs are mutually beneficial to both the Company and contractholders who no longer need or want the GMDB, GMIB or GWBL rider. As a result of the 2015 buyback program, the Company is assuming a change in the short-term behavior of remaining contractholders, as those who do not accept are assumed to be less likely to surrender their contract over the short term. The Company is also incorporating the expectation that some contractholders will utilize the new lump sum option product feature.

   Due to the difference in accounting recognition between the GMDB/GMIB and GWBL reserves and the fair value of the GMIB reinsurance contract asset, the net impact of the addition of the lump sum option to certain contracts and the 2015 buyback offer is an after-tax loss of $247 million, which was recognized in 2015. The net impact of a 2013 buyback that completed in 2014 was an after-tax loss of $29 million and $20 million to Net earnings in 2014 and 2013, respectively. For additional information, see "Accounting for VA Guarantee Features" in Note 2.

    B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                 DECEMBER 31,
                                              ------------------
                                                2015     2014
                                              -------- ---------
                                                (IN MILLIONS)
GMDB:
-----
Equity....................................... $ 66,230 $  67,108
Fixed income.................................    2,686     3,031
Balanced.....................................   15,350    17,505
Other........................................      374       404
                                              -------- ---------
Total........................................ $ 84,640 $  88,048
                                              ======== =========

GMIB:
-----
Equity....................................... $ 43,874 $  43,850
Fixed income.................................    1,819     1,988
Balanced.....................................   10,696    12,060
Other........................................      170       186
                                              -------- ---------
Total........................................ $ 56,559 $  58,084
                                              ======== =========

    C) Hedging Programs for GMDB, GMIB, GIB and GWBL and Other Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the capital markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2015, the total account value and net amount at risk of the hedged variable annuity contracts were $50,333 million and $7,841 million, respectively, with the GMDB feature and $32,740 million and $1,560 million, respectively, with the GMIB and GIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

    D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities, reflected in the General Account in Future policy benefits and other policyholders' liabilities, the related reinsurance reserve ceded, reflected in Amounts due from reinsurers and deferred cost of reinsurance, reflected in Other assets in the Consolidated balance sheets.

                                               DIRECT   REINSURANCE
                                              LIABILITY    CEDED       NET
                                              --------- -----------  --------
                                                       (IN MILLIONS)
Balance at January 1, 2013................... $     556 $      (310) $    246
  Other changes in reserves..................       273        (131)      142
                                              --------- -----------  --------
Balance at December 31, 2013.................       829        (441)      388
  Other changes in reserves..................       135        (114)       21
                                              --------- -----------  --------
Balance at December 31, 2014.................       964        (555)      409
  Other changes in reserves..................       120          16       136
                                              --------- -----------  --------
Balance at December 31, 2015................. $   1,084 $      (539) $    545
                                              ========= ===========  ========

9) REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Company generally retains up to $25 million on each single-life policy and$30 million on each second-to-die policy, with the excess 100% reinsured. The Company also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2015, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 4.1% and 48.4%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 19.6% and 54.6%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2015 and 2014 were $10,570 million and $10,711 million, respectively. The increases (decreases) in fair value were $(141) million, $3,964 million and $(4,297) million for 2015, 2014 and 2013, respectively.

   At December 31, 2015 and 2014, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,458 million and $2,367 million, of which $2,005 million and $2,069 million related to three specific reinsurers, which were Zurich Insurance Company Ltd. (AA -- rating), Paul Revere Life Insurance Company (A rating) and Connecticut General Life Insurance Company (AA- rating). At December 31, 2015 and 2014, affiliated reinsurance recoverables related to insurance contracts amounted to $2,009 million and $1,684 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations.

   Reinsurance payables related to insurance contracts were $131 million and $74 million, at December 31, 2015 and 2014, respectively.

   The Company cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $92 million and $110 million at December 31, 2015 and 2014, respectively.

   The Company also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Company has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, AXA Equitable currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2015 and 2014 were $744 million and $757 million, respectively.

   For affiliated reinsurance agreements see Note 11 "Related Party
   Transactions."

   The following table summarizes the effect of reinsurance:

                                               2015    2014    2013
                                              ------  ------  ------
                                                   (IN MILLIONS)

Direct premiums.............................. $  820  $  844  $  848
Reinsurance assumed..........................    207     211     213
Reinsurance ceded............................   (539)   (541)   (565)
                                              ------  ------  ------
Premiums..................................... $  488  $  514  $  496
                                              ======  ======  ======
Universal Life and Investment-type Product
  Policy Fee Income Ceded.................... $  279  $  270  $  247
                                              ======  ======  ======
Policyholders' Benefits Ceded................ $  527  $  726  $  703
                                              ======  ======  ======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $80 million and $78 million at December 31, 2015 and 2014, respectively. At December 31, 2015 and 2014, respectively, $1,652 million and $1,714 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group, rated AA-. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                              2015  2014  2013
                                              ----- ----- -----
                                                (IN MILLIONS)

Incurred benefits related to current year.... $  11 $  14 $  15
Incurred benefits related to prior years.....    22    16    10
                                              ----- ----- -----
Total Incurred Benefits...................... $  33 $  30 $  25
                                              ===== ===== =====
Benefits paid related to current year........ $  18 $  20 $  19
Benefits paid related to prior years.........    13    11    13
                                              ----- ----- -----
Total Benefits Paid.......................... $  31 $  31 $  32
                                              ===== ===== =====

10)SHORT-TERM DEBT

   Short-term debt consists of the following:

                                              DECEMBER 31,
                                              -------------
                                               2015   2014
                                              ------ ------
                                              (IN MILLIONS)
Short-term debt:
AB:
  Commercial paper (with interest rates of
   0.5% and 0.3%)............................ $  584 $  489
AXA Equitable:
  Surplus Notes, 7.7%, due 2015..............     --    200
                                              ------ ------
Total short-term debt........................ $  584 $  689
                                              ====== ======

   Short-term Debt

   AB has a $1,000 million committed, unsecured senior revolving credit facility ("AB Credit Facility") with a group of commercial banks and other lenders. The AB Credit Facility provides for possible increases in the principal amount by up to an aggregate incremental amount of $250 million, any such increase being subject to the consent of the affected lenders. The AB Credit Facility is available for AB's and SCB LLC's business purposes, including the support of AB's $1,000 million commercial paper program. Both AB and SCB LLC can draw directly under the AB Credit Facility and management may draw on the AB Credit Facility from time to time. AB has agreed to guarantee the obligations of SCB LLC under the AB Credit Facility.

   The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. As of December 31, 2015, AB and SCB LLC were in compliance with these covenants. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency- or bankruptcy-related events of default, all amounts payable under the AB Credit Facility automatically would become immediately due and payable, and the lender's commitments automatically would terminate.

   On October 22, 2014, as part of an amendment and restatement, the maturity date of the AB Credit Facility was extended from January 17, 2017 to October 22, 2019. There were no other significant changes included in the amendment.

   As of December 31, 2015 and 2014, AB and SCB LLC had no amounts outstanding under the AB Credit Facility. During 2015 and 2014, AB and SCB LLC did not draw upon the AB Credit Facility.

   In addition, SCB LLC has three uncommitted lines of credit with three financial institutions. Two of these lines of credit permit SCB LLC to borrow up to an aggregate of approximately $200 million, with AB named as an additional borrower, while one has no stated limit. As of December 31, 2015 and 2014, SCB LLC had no bank loans outstanding.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of the note was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. In November 2014, this loan was refinanced and a new $382 million, seven year term loan with an interest rate of 4.0% was issued.

   In third quarter 2013, AXA Equitable purchased, at fair value, AXA Arizona's $50 million note receivable from AXA for $56 million. This note pays interest semi-annually at an interest rate of 5.4% and matures on December 15, 2020.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and was scheduled to mature on December 1, 2035. In December 2014, AXA Equitable repaid this note at par value plus interest accrued of $1 million to AXA Financial.

   In December 2008, AXA Equitable issued a $500 million callable 7.1% surplus note to AXA Financial. The note pays interest semi-annually and was scheduled to mature on December 1, 2018. In June 2014, AXA Equitable repaid this note at par value plus interest accrued of $3 million to AXA Financial.

   Other Transactions

   Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable Qualified Pension Plan ("AXA Equitable QP") was transferred from AXA Equitable to AXA Financial under terms of an Assumption Agreement. For additional information regarding this transaction see Note 12.

   In third quarter 2013, AXA Equitable purchased, at fair value, MONY Life Insurance Company's ("MONY Life"), equity interest in limited partnerships for $53 million and MONY Life's CMBS portfolio for $31 million. MONY Life was a subsidiary of AXA Financial through October 1, 2013.

   The Company reimburses AXA Financial for expenses related to certain employee compensation and benefits. Such reimbursement is based on the cost to AXA Financial of the benefits provided which totaled $20 million, $29 million and $40 million, respectively, for 2015, 2014 and 2013.

   In 2015, 2014 and 2013, respectively, the Company paid AXA Distribution Holding Corporation ("AXA Distribution") and its subsidiaries $603 million, $616 million and $621 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $321 million, $325 million and $345 million, respectively, for their applicable share of operating expenses in 2015, 2014 and 2013, pursuant to Service agreement.

   AXA Distributors received $13 million, $2 million and $2 million in commissions and fees for the sale of MONY Life Insurance Company of America ("MONY America") insurance products in 2015, 2014 and 2013, respectively. AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products through reinsurance transactions with AXA RE Arizona Company ("AXA Arizona"), a wholly-owned subsidiary of AXA Financial.

   The Company currently reinsures to AXA Arizona, a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Arizona provide important capital management benefits to AXA Equitable. At December 31, 2015 and 2014, the Company's GMIB reinsurance asset with AXA Arizona had carrying values of $8,741 million and $8,560 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2015, 2014 and 2013 related to the UL and no lapse guarantee riders totaled approximately $453 million, $453 million and $474 million, respectively. Ceded claims paid in 2015, 2014 and 2013 were $54 million, $83 million and $70 million, respectively.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Arizona to the extent that AXA Arizona holds assets in an irrevocable trust (the "Trust") ($9,099 million at December 31, 2015) and/or letters of credit ($3,205 million at December 31, 2015). These letters of credit are guaranteed by AXA. Under the reinsurance transactions, AXA Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Arizona's liquidity.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life, an affiliate. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis.

   Premiums earned from the above mentioned affiliated reinsurance transactions in 2015, 2014 and 2013 totaled approximately $21 million, $22 million and $21 million, respectively. Claims and expenses paid in 2015, 2014 and 2013 were $5 million, $10 million and $10 million, respectively.

   In April 2015, AXA entered into a mortality catastrophe bond based on general population mortality in each of France, Japan and the U.S. The purpose of the bond is to protect AXA against a severe worldwide pandemic. AXA Equitable entered into a stop loss reinsurance agreement with AXA Global Life to protect AXA Equitable with respect to a deterioration in its claim experience following the occurrence of an extreme mortality event. The reinsurance agreement was approved by the NYDFS with a retroactive effective date of January 1, 2015 and is due to expire on December 31, 2024. Premiums and expenses associated with the reinsurance agreement were $4 million in 2015.

   AXA Equitable provides personnel services, employee benefits, facilities, supplies and equipment under service agreements with certain AXA Financial subsidiaries and affiliates to conduct their business. The associated costs related to the service agreement are allocated based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support each company. As a result of such allocations, AXA Equitable was reimbursed $94 million, $75 million and $148 million for 2015, 2014 and 2013, respectively.

   Both AXA Equitable and AB, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AB incurred expenses under such agreements of approximately $164 million, $173 million and $165 million in 2015, 2014 and 2013, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $14 million, $15 million and $24 million in 2015, 2014 and 2013, respectively. The net receivable (payable) related to these contracts was approximately $1 million and $3 million at December 31, 2015 and 2014, respectively.

   During 2015, 2014 and 2013 AXA Equitable FMG earned $707 million,
   $711 million and $690 million, respectively of Investment management and administrative fees from EQAT, VIP Trust, 1290 Funds (since inception in
   2014) and Other AXA Trusts. Accounts receivable from these transactions were $47 million and $48 million at December 31, 2015 and 2014, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AB. These revenues are described below:

                                                 2015     2014     2013
                                               -------- -------- --------
                                                     (IN MILLIONS)
Investment advisory and services fees......... $  1,056 $  1,062 $  1,010
Distribution revenues.........................      415      433      455
Other revenues -- shareholder servicing fees..       85       91       91
Other revenues -- other.......................        5        6        6

12)EMPLOYEE BENEFIT PLANS

   AXA Equitable Retirement Plans

   AXA Equitable sponsors the AXA Equitable 401(k) Plan, a qualified defined contribution plan for eligible employees and financial professionals. The plan provides for both a company contribution and a discretionary profit-sharing contribution. Expenses associated with this 401(k) Plan were $18 million, $18 million and $0 million in 2015, 2014 and 2013, respectively.

   AXA Equitable also sponsors the AXA Equitable Retirement Plan (the "AXA Equitable QP"), a qualified defined benefit pension plan covering its eligible employees (including certain qualified part-time employees) and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan.

   Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable QP was transferred from AXA Equitable to AXA Financial under the terms of an Assumption Agreement (the "Assumption Transaction"). Immediately preceding the Assumption Transaction, the AXA Equitable QP had plan assets (held in a trust for the exclusive benefit of plan participants) with market value of approximately $2,236 million and liabilities of approximately $2,447 million. The assumption by AXA Financial and resulting extinguishment of AXA Equitable's primary liability for its obligations under the AXA Equitable QP was recognized by AXA Equitable as a capital contribution in the amount of $211 million ($137 million, net of tax), reflecting the non-cash settlement of its net unfunded liability for the AXA Equitable QP at December 31, 2015. In addition, approximately $1,193 million ($772 million, net of tax) unrecognized net actuarial losses related to the AXA Equitable QP and accumulated in AOCI were also transferred to AXA Financial due to the Assumption Transaction. AXA Equitable remains secondarily liable for its obligations under the AXA Equitable QP and would recognize such liability in the event AXA Financial does not perform under the terms of the Assumption Agreement.

   AXA Equitable announced in the third quarter of 2013 that benefit accruals under the AXA Equitable QP would be discontinued after December 31, 2013. This plan curtailment resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $29 million, which was offset against existing deferred losses in AOCI, and recognition of a $3 million curtailment loss from accelerated recognition of existing prior service costs accumulated in OCI.

   AB Retirement Plans

   AB maintains the Profit Sharing Plan for Employees of AB, a tax-qualified retirement plan for U.S. employees. Employer contributions under this plan are discretionary and generally are limited to the amount deductible for Federal income tax purposes.

   AB also maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AB in the United States prior to October 2, 2000. AB's benefits are based on years of credited service and average final base salary.

   Measurement Date

   The Company uses a December 31 measurement date for its pension plans.

   Contributions and Funding Policy

   For 2015, no cash contributions were made by AXA Equitable and AB to their respective qualified pension plans. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Protection Act of 2006 (the "Pension Act"), and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2015, no minimum contribution is required to be made to either plan in 2016 under ERISA, as amended by the Pension Act, but management is currently evaluating if it will make contributions during 2016. Similarly, AB currently does not plan to make a contribution to its pension plan during 2016.

   Net Periodic Pension Expense

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                                2015     2014     2013
                                              -------  -------  -------
                                                    (IN MILLIONS)
Service cost................................. $     8  $     9  $    40
Interest cost................................      93      107       99
Expected return on assets....................    (159)    (155)    (155)
Actuarial (gain) loss........................       1        1        1
Net amortization.............................     110      111      155
Curtailment..................................      --       --        3
                                              -------  -------  -------
Net Periodic Pension Expense................. $    53  $    73  $   143
                                              =======  =======  =======

   Changes in PBO

   Changes in the PBO of the Company's qualified plans were comprised of:

                                                DECEMBER 31,
                                              ----------------
                                                2015     2014
                                              -------  -------
                                                (IN MILLIONS)
Projected benefit obligation, beginning of
  year....................................... $ 2,657  $ 2,463
Service cost.................................      --       --
Interest cost................................      93      107
Actuarial (gains) losses.....................      (6)     264
Benefits paid................................    (169)    (177)
Plan amendments and curtailments.............       1       --
                                              -------  -------
  Projected Benefit Obligation...............   2,576    2,657
Transfer to AXA Financial....................  (2,447)      --
                                              -------  -------
Projected Benefit Obligation, End of Year.... $   129  $ 2,657
                                              =======  =======

   Changes in Plan Assets/Funded Status

   The following table discloses the changes in plan assets and the funded status of the Company's qualified pension plans. The fair value of plan assets supporting the AXA Equitable QP liability was not impacted by the Assumption Transaction and the payment of plan benefits will continue to be made from the plan assets held in trust for the exclusive benefit of plan participants.

                                                DECEMBER 31,
                                              ----------------
                                                2015     2014
                                              -------  -------
                                                (IN MILLIONS)
Pension plan assets at fair value, beginning
  of year.................................... $ 2,473  $ 2,401
Actual return on plan assets.................      24      250
Contributions................................      --        6
Benefits paid and fees.......................    (175)    (184)
                                              -------  -------
Pension plan assets at fair value, end of
  year.......................................   2,322    2,473
PBO, immediately preceding the Transfer to
  AXA Financial..............................   2,576    2,657
                                              -------  -------
  Excess of PBO Over Pension Plan Assets,
   immediately preceding the Transfer to AXA
   Financial.................................    (254)    (184)
Transfer to AXA Financial.................... $   211  $    --
                                              -------  -------
Excess of PBO Over Pension Plan Assets, end
  of year.................................... $   (43) $  (184)
                                              =======  =======

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $43 million and $184 million at December 31, 2015 and 2014, respectively. The aggregate PBO/accumulated benefit obligation ("ABO") and fair value of pension plan assets for plans with PBOs/ABOs in excess of those assets were $2,576 million and $2,322 million, respectively, at December 31, 2015 and $2,657 million and $2,473 million, respectively, at December 31, 2014.

   Unrecognized Net Actuarial (Gain) Loss

   The following table discloses the amounts included in AOCI at December 31, 2015 and 2014 that have not yet been recognized by AXA Equitable as components of net periodic pension cost. Not shown in the table at December 31, 2015 is approximately $1,193 million unrecognized net actuarial losses related to the AXA Equitable QP and accumulated in AOCI transferred to AXA Financial due to the Assumption Transaction.

                                              DECEMBER 31,
                                              -------------
                                              2015   2014
                                              ----- -------
                                              (IN MILLIONS)
Unrecognized net actuarial (gain) loss....... $  49 $ 1,144
Unrecognized prior service cost (credit).....     1      --
                                              ----- -------
  Total...................................... $  50 $ 1,144
                                              ===== =======

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are approximately $340,000 and $0, respectively.

   Pension Plan Assets

   The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. See Note 2 for a description of the fair value hierarchy.

   2015 -- Immediately following the Assumption Transaction, the total fair value of plan assets for the qualified pension plans of the Company at December 31, 2015 was approximately $86 million, all supporting the AB qualified retirement plan.

   2014 -- The tables below disclose the allocation of the approximately $2,473 million fair value of total plan assets for the qualified pension plans of the Company and their level of observability within the fair value hierarchy at December 31, 2014. At December 31, 2014, assets classified as Level 1, Level 2 and Level 3 comprised approximately 32.4%, 57.6% and 10.0%, respectively, of qualified pension plan assets. During 2014, there were no transfers in/out of the Level 3 plan asset classification; activity in Level 3 consisted only of actual returns of approximately $22 million on those assets. Except for an investment at December 31, 2014 of approximately $1 million in a private REIT through a pooled separate account, there were no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

                                              DECEMBER 31,
                                              ------------
                                               2015   2014
                                              -----  -----
Fixed Maturities.............................  24.0%  49.4%
Equity Securities............................  56.0   38.8
Equity real estate...........................    --    9.8
Cash and short-term investments..............    --    1.3
Other........................................  20.0    0.7
                                              -----  -----
  Total...................................... 100.0% 100.0%
                                              =====  =====

                                              LEVEL 1 LEVEL 2 LEVEL 3 TOTAL
                                              ------- ------- ------- ------
                                                      (IN MILLIONS)
DECEMBER 31, 2015:
ASSET CATEGORIES
Fixed Maturities:
  Other structured debt...................... $    -- $     9 $    -- $    9
Common and preferred equity..................      24      --      --     24
Mutual funds.................................      43      --      --     43
Private real estate investment trusts........      --      10      --     10
                                              ------- ------- ------- ------
   Total..................................... $    67 $    19 $    -- $   86
                                              ======= ======= ======= ======

                                              Level 1 Level 2  Level 3  Total
                                              ------- -------- ------- --------
                                                        (In Millions)
December 31, 2014:
Asset Categories
Fixed Maturities:
  Corporate.................................. $    -- $    833 $    -- $    833
  U.S. Treasury, government and agency.......      --      358      --      358
  States and political subdivisions..........      --       18      --       18
  Other structured debt......................      --        9       3       12
Common and preferred equity..................     743      177      --      920
Mutual funds.................................      46       --      --       46
Private real estate investment funds.........      --       --       1        1
Private real estate investment trusts........      --       10     242      252
Cash and cash equivalents....................      13       --      --       13
Short-term investments.......................      --       20      --       20
                                              ------- -------- ------- --------
   Total..................................... $   802 $  1,425 $   246 $  2,473
                                              ======= ======== ======= ========

   Plan asset guidelines for the AB qualified retirement plan specify an allocation weighting of 30% to 60% for return seeking investments (target of 40%), 10% to 30% for risk mitigating investments (target of 15%), 0% to 25% for diversifying investments (target of 17%) and 18% to 38% for dynamic asset allocation (target of 28%). Investments in mutual funds, hedge funds (and other alternative investments), and other commingled investment vehicles are permitted under the guidelines. Investments are permitted in overlay portfolios (regulated mutual funds) to complement the long-term strategic asset allocation. This portfolio overlay strategy is designed to manage short-term portfolio risk and mitigate the effect of extreme outcomes by varying the asset allocation of a portfolio through investment in the overlay portfolios.

   Discount Rate and Other Assumptions

   The discount rate assumptions used by AXA Equitable to measure the benefits obligations and related net periodic cost of the AXA Equitable QP reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under the AXA Equitable QP were discounted using a published high-quality bond yield curve for which AXA Equitable replaced its reference to the Citigroup-AA curve with the Citigroup Above-Median-AA curve beginning in 2014, thereby reducing the PBO of AXA Equitable's qualified pension plan and the related charge to equity to adjust the funded status of the plan by $25 million in 2014. At December 31, 2015, AXA Equitable refined its calculation of the discount rate to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient. Use of the discrete approach at December 31, 2015 produced a discount rate for the AXA Equitable QP of 3.98% as compared to a 4.00% aggregate rate, thereby increasing the net unfunded PBO of the AXA Equitable QP immediately preceding the Assumption Transaction by approximately $4 million in 2015.

   In fourth quarter 2015, the Society of Actuaries (SOA) released MP-2015, an update to the mortality projection scale issued last year by the SOA, indicating that while mortality data continued to show longer lives, longevity was increasing at a slower rate and lagging behind that previously suggested. For the year ended December 31, 2015 valuations of its defined benefits plans, AXA Equitable considered this new data as well as observations made from current practice regarding how best to estimate improved trends in life expectancies. As a result, AXA Equitable concluded to change the mortality projection scale used to measure and report its defined benefit obligations from 125% Scale AA to Scale BB, representing a reasonable "fit" to the results of the AXA Equitable QP mortality experience study and more aligned to current thinking in practice with respect to projections of mortality improvements. Adoption of that change increased the net unfunded PBO of the AXA Equitable QP immediately preceding the Assumption Transaction by approximately $83 million. At December 31, 2014, AXA Equitable modified its then-current use of Scale AA by adopting 125% Scale AA and introduced additional refinements to its projection of assumed mortality, including use of a full generational approach, thereby increasing the year-end 2014 valuation of the AXA Equitable QP PBO by approximately $54 million.

   The following table discloses assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2015 and 2014. As described above, AXA Equitable refined its calculation of the discount rate for the year ended December 31, 2015 valuation of its defined benefits plans to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient.

                                                                    DECEMBER 31,
                                                                    -----------
                                                                    2015   2014
                                                                    -----  -----
Discount rates:
   AXA Equitable QP, immediately preceding Transfer to AXA
     Financial..................................................... 3.98%    N/A
   Other AXA Equitable defined benefit plans....................... 3.66%    N/A
   AB Qualified Retirement Plan....................................  4.3%    N/A
  Benefits obligations (aggregate methodology for 2014)............   N/A   3.6%
  Periodic cost....................................................  3.6%   3.6%

Rates of compensation increase:
  Benefit obligation............................................... 6.00%  6.00%
  Periodic cost.................................................... 6.46%  6.00%

Expected long-term rates of return on pension plan assets
  (periodic cost).................................................. 6.75%  6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under the AXA Equitable QP were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $6 million, $10 million and $10 million for 2015, 2014 and 2013, respectively.

   Future Benefits

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2016, and in the aggregate for the five years thereafter, all of which are subsequent to the Assumption Transaction. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2015 and include benefits attributable to estimated future employee service.

                                                                     PENSION
                                                                    BENEFITS
                                                                  --------------
                                                                  (IN MILLIONS)

2016............................................................. $            6
2017.............................................................              4
2018.............................................................              5
2019.............................................................              6
2020.............................................................              5
Years 2021 - 2025................................................             36

   AXA FINANCIAL ASSUMPTIONS

   In addition to the Assumption Transaction, since December 31, 1999, AXA Financial has legally assumed primary liability from AXA Equitable for all current and future liabilities of AXA Equitable under certain employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with all of these plans, as described in Note 11.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees, financial professionals and non-officer directors of AXA Financial and its subsidiaries, including the Company. AB also sponsors its own unit option plans for certain of its employees.

   Compensations costs for 2015, 2014 and 2013 for share-based payment arrangements as further described herein are as follows:

                                              2015  2014  2013
                                              ----- ----- ----
                                                (IN MILLIONS)
Performance Units/Shares..................... $  18 $  10 $ 43
Stock Options................................     1     1    2
AXA Shareplan................................    16    10   13
AB Stock Options.............................    --    --   (4)
AB Restricted Units..........................   174   171  286
Other Compensation plans/(1)/................     2    --   --
                                              ----- ----- ----
Total Compensation Expenses.................. $ 211 $ 192 $340
                                              ===== ===== ====

  /(1)/Other compensation plans include Stock Appreciation Rights, Restricted
       Stock and AXA Miles.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance shares under the AXA International Performance Share Plan (the "Performance Share Plan"). Prior to 2013, they were granted performance units under the AXA Performance Unit Plan.

   Non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) are granted restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA
   ADRs) annually under The Equity Plan for Directors. They also were granted stock options in years prior to 2014.

   Performance Units and Performance Shares

   2015 GRANT. On June 19, 2015, under the terms of the 2015 Performance Share Plan, AXA awarded approximately 1.7 million unearned performance shares to employees of AXA Equitable. The extent to which 2015-2017 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in shares to all participants. In 2015, the expense associated with the June 19, 2015 grant of performance shares were $8 million.

   SETTLEMENT OF 2012 GRANT IN 2015. On April 2, 2015, cash distributions of approximately $53 million were made to active and former AXA Equitable employees in settlement of 2,273,008 performance units earned under the terms of the AXA Performance Unit Plan 2012.

   2014 GRANT. On March 24, 2014, under the terms of the 2014 Performance Share Plan, AXA awarded approximately 2 million unearned performance shares to employees of AXA Equitable. The extent to which 2014-2016 cumulative performance targets measuring the performance of AXA and the insurance-related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The first tranche of the performance shares will vest and be settled on the third anniversary of the award date; the second tranche of these performance shares will vest and be settled on the fourth anniversary of the award date. The plan will settle in shares to all participants. In 2015 and 2014, the expense associated with the March 24, 2014 grant of performance shares was approximately $4 million and $9 million, respectively.

   SETTLEMENT OF 2011 GRANT IN 2014. On April 3, 2014, cash distributions of approximately $26 million were made to active and former AXA Equitable employees in settlement of 986,580 performance units earned under the terms of the AXA Performance Unit Plan 2011.

   2013 GRANT. On March 22, 2013, under the terms of the 2013 Performance Share Plan, AXA awarded approximately 2.2 million unearned performance shares to employees of AXA Equitable. 119.58% of the unearned performance shares were earned based on the performance of AXA and the insurance-related business of AXA Financial Group. The earned performance shares will vest and be settled on the third anniversary of the award date. The plan will settle in shares to all participants. In 2015, 2014 and 2013, the expense associated with the March 22, 2013 grant of performance shares was approximately $7 million, $2 million and $11 million, respectively.

   50% SETTLEMENT OF 2010 GRANT IN 2013. On April 4, 2013, cash distributions of approximately $7 million and share distributions of approximately $49,000 were made to active and former AXA Equitable employees in settlement of 390,460 performance units, representing the remaining 50 percent of the number of performance units earned under the terms of the AXA Performance Unit Plan 2010. Cash distributions of approximately $9 million in settlement of approximately 539,000 performance units, representing the first 50 percent of the performance units earned under the terms of the AXA Performance Unit Plan 2010 were distributed in April 2012.

   For 2015, 2014 and 2013, the Company recognized compensation costs of $18 million, $10 million and $43 million, respectively, for performance shares and units earned to date. The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the AXA ordinary share, and the result, as adjusted for achievement of performance targets and pre-vesting forfeitures, generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for performance unit awards as they are settled in cash. The fair value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2015 and 2014 was $0 and $58 million, respectively. Approximately 2 million outstanding performance shares are at risk to achievement of 2016 performance criteria, primarily representing all of the performance shares granted June 19, 2015 and the second tranche of performance shares granted March 24, 2014, for which cumulative average 2015-2017 and 2014-2016 performance targets will determine the number of performance shares earned under those awards, respectively.

   Stock Options

   2015 GRANT. On June 19, 2015, 442,885 options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 22.90 euros. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on June 19, 2015, 244,597 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 19, 2015 have a ten-year term. The weighted average grant date fair value per option award was estimated at 1.58 euros using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 23.68%, a weighted average expected term of
   8.2 years, an expected dividend yield of 6.29% and a risk-free interest rate of 0.92%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2015, the Company recognized expenses associated with the June 19, 2015 grant of options of approximately $333,000.

   2014 GRANT. On March 24, 2014, 395,720 options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 18.68 euros All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on March 24, 2014, 214,174 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 24, 2014 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.89 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 29.24%, a weighted average expected term of
   8.2 years, an expected dividend yield of 6.38% and a risk-free interest rate of 1.54%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2015 and 2014, the Company recognized expenses associated with the March 24, 2014 grant of options of approximately $216,000 and $345,000, respectively.

   2013 GRANT On March 22, 2013, approximately 457,000 options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 13.81 euros. All of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. Approximately 246,000 of the total options awarded on March 22, 2013 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 22, 2013 have a ten-year term. The weighted average grant date fair value per option award was estimated at $1.79 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 31.27%, a weighted average expected term of 7.7 years, an expected dividend yield of 7.52% and a risk-free interest rate of 1.34%. The total fair value of these options (net of expected forfeitures) of $818,597 is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2015, 2014 and 2013, the Company recognized expenses associated with the March 22, 2013 grant of options of approximately $71,000, $131,000 and $357,000, respectively.

   Shares Authorized

   There is no limitation in the Stock Option Plan or the Equity Plan for Directors on the number of shares that may be issued pursuant to option or other grants.

   A summary of the activity in the AXA, AXA Financial and AB option plans during 2015 follows:

                                                                             Options Outstanding
                                              ----------------------------------------------------------------------------------
                                                   AXA Ordinary Shares            AXA ADRs/(3)/            AB Holding Units
                                              ----------------------------   ------------------------ --------------------------
                                                               Weighted                    Weighted                    Weighted
                                                Number         Average         Number      Average        Number       Average
                                              Outstanding      Exercise      Outstanding   Exercise     Outstanding    Exercise
                                              (In 000's)        Price        (In 000's)     Price       (In 000's)      Price
                                              -----------  ---------------   -----------  ----------- --------------  ----------

Options Exercisable at January 1, 2015.......    16,837.9  (Euro)    21.39       1,105.2  $     25.53        5,942.4  $    45.03
Options granted..............................       444.0  (Euro)    22.90            --  $        --           29.1  $    31.74
Options exercised............................    (4,196.7) (Euro)    18.26        (510.7) $     25.33         (541.1) $    17.06
Options forfeited, net.......................      (483.1) (Euro)    22.75        (553.5) $     25.59          (23.1) $    89.95
Options expired/reinstated...................          --               --            --           --           (8.8) $    45.45
                                              -----------                    -----------              --------------
Options Outstanding at December 31, 2015.....    12,602.1  (Euro)    21.39          41.0  $     27.28        5,398.5  $    47.59
                                              ===========  ===============   ===========  =========== ==============  ==========
Aggregate Intrinsic Value/(1)/...............              (Euro)    --/(2)/              $     245.3                 $       --
                                                           ===============                ===========                 ==========
Weighted Average Remaining Contractual Term
  (in years).................................         3.0                           2.36                        2.90
                                              ===========                    ===========              ==============
Options Exercisable at December 31, 2015.....    10,074.6  (Euro)    22.50          40.9  $     27.28        4,736.7       43.04
                                              ===========  ===============   ===========  =========== ==============  ==========
Aggregate Intrinsic Value/(1)/...............              (Euro)       --                $     245.3                 $       --
                                                           ===============                ===========                 ==========
Weighted Average Remaining Contractual Term
  (in years).................................        2.48                           2.36                        2.90
                                              ===========                    ===========              ==============

  /(1)/Aggregate intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2015 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero.
  /(3)/AXA ordinary shares will be delivered to participants in lieu of AXA
       ADRs at exercise or maturity.

   Cash proceeds received from exercises of stock options in 2015 was $13 million. The intrinsic value related to exercises of stock options during 2015, 2014 and 2013 were approximately $200,000, $3 million and $14 million respectively, resulting in amounts currently deductible for tax purposes of approximately $70,000, $1 million, and $5 million, respectively, for the periods then ended. In 2015, 2014 and 2013, windfall tax benefits of approximately $70,000, $1 million and $5 million, respectively, resulted from exercises of stock option awards.

   At December 31, 2015, AXA Financial held 2,262 AXA ordinary shares in treasury at a weighted average cost of $24.86 per share, which were designated to fund future exercises of outstanding stock options.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2015, 2014 and 2013, respectively.

                                                   AXA Ordinary Shares             AB Holding Units
                                              ----------------------------  ------------------------------
                                                2015      2014      2013      2015     2014       2013
                                              --------  --------  --------  -------  -------  ------------

Dividend yield...............................     6.29%     6.38%     7.52%     7.1%     8.4%  8.0 - 8.3%
Expected volatility..........................    23.68%    29.24%    31.27%    32.1%    48.9% 49.7 - 49.8%
Risk-free interest rates.....................     0.92%     1.54%     1.34%     1.5%     1.5%  0.8 - 1.7%
Expected life in years.......................      8.2       8.2       7.7      6.0      6.0       6.0
Weighted average fair value per option at
  grant date................................. $   1.73  $   2.89  $   1.79  $  4.13  $  4.78  $       5.44

   For 2015, 2014 and 2013, the Company recognized compensation costs (credits) for stock options of $1 million, $1 million and $(2) million, respectively. As of December 31, 2015, approximately $1 million of unrecognized compensation cost related to unvested stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 2.48 years.

   Restricted Awards

   Under The Equity Plan for Directors, AXA Financial grants non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) restricted AXA ordinary shares Likewise, AB awards restricted AB Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AB Holding units that vest ratably over three years are made to eligible AB employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   AXA Equitable has also granted restricted AXA ordinary share units ("RSUs") to certain executives. The RSUs are phantom AXA ordinary shares that, once vested, entitle the recipient to a cash payment based on the average closing price of the AXA ordinary share over the twenty trading days immediately preceding the vesting date.

   For 2015, 2014 and 2013, respectively, the Company recognized compensation costs of $174 million, $171 million and $286 million for outstanding restricted stock and RSUs. The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for RSUs. At December 31, 2015, approximately 19.8 million restricted AXA ordinary shares and AB Holding unit awards remain unvested. At December 31, 2015, approximately $36 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of
   3.20 years.

   The following table summarizes restricted AXA ordinary share activity for 2015. In addition, approximately 44,333 RSUs were granted during 2015 with graded vesting over a 3-year service period.

                                                          WEIGHTED
                                              SHARES OF   AVERAGE
                                              RESTRICTED GRANT DATE
                                                STOCK    FAIR VALUE
                                              ---------- ----------
Unvested as of January 1, 2015...............     51,460 $    15.37
Granted......................................     10,578 $    23.25
Vested.......................................     28,028 $    14.63
                                              ---------- ----------
Unvested as of December 31, 2015.............     34,010 $    18.43
                                              ========== ==========

   Restricted AXA Ordinary shares vested in 2015, 2014 and 2013 had aggregate vesting date fair values of approximately $1 million, $1 million and $1 million, respectively.

   Unrestricted Awards

   Under the Equity Plan for Directors, AXA Financial provides a stock retainer to non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable). Pursuant to the terms of the retainer, the non-officer directors receive AXA ordinary shares valued at $55,000 each year, paid on a semi-annual basis. These shares are not subject to any vesting requirement or other restriction. For the years ended December 31, 2015, 2014 and 2013, the Company recognized compensation expense of approximately $327,800, $350,300, and $350,000 for these unrestricted share awards.

   AXA Shareplan

   2015 AXA SHAREPLAN. In 2015, eligible employees and financial professionals of participating AXA Financial subsidiaries were offered the opportunity to purchase newly-issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2015. Eligible employees and financial professionals could have reserved a share purchase during the reservation period from August 31, 2015 through September 14, 2015 and could have canceled their reservation or elected to make a purchase for the first time during the retraction/subscription period from October 22, 2015 through October 27, 2015. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 21, 2015 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $20.17 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 8.57% formula discounted price of $23.05 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty-two week period preceding the scheduled end date of AXA Shareplan 2015 which is July 1, 2020. All subscriptions became binding and irrevocable on October 27, 2015.

   The Company recognized compensation expense of $16 million, $10 million and $13 million in 2015, 2014 and 2013 in connection with each respective year's offering of AXA stock under the AXA Shareplan, representing the aggregate discount provided to AXA Equitable participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. AXA Equitable participants in AXA Shareplan 2015, 2014 and 2013 primarily invested under Investment Option B for the purchase of approximately 5 million, 5 million and 5 million AXA ordinary shares, respectively.

   AXA Miles Program 2012

   On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA Miles to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired from service. Half of each AXA Miles grant, or 25 AXA Miles, were subject to an additional vesting condition that required improvement in at least one of two AXA performance metrics in 2012 as compared to 2011. This vesting condition has been satisfied. The total fair value of these AXA Miles awards of approximately $6 million, net of expected forfeitures, is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible and is updated to reflect changes in respect of the expectation for meeting the predefined performance conditions. In 2015, 2014 and 2013, respectively, the expense associated with the March 16, 2012 grant of AXA Miles was approximately $281,000, $295,000 and $278,000.

   AB Long-term Incentive Compensation Plans

   AB maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AB Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect, wholly-owned subsidiary of AXA Equitable, is obligated to make capital contributions to AB in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AB in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AB. Beginning in 2009, annual awards granted under the Amended and Restated AB Incentive Compensation Award Program were in the form of restricted Holding units.

   In fourth quarter 2011, AB implemented changes to AB's employee long-term incentive compensation award. AB amended all outstanding year-end deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   In addition, awards granted in 2012 contain the same vesting provisions and, accordingly, the Company's annual incentive compensation expense reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition closely matches the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   AB engages in open-market purchases of AB Holding L.P. ("AB Holding") units ("Holding units") to help fund anticipated obligations under its incentive compensation award program, for purchases of Holding units from employees and other corporate purposes. During 2015 and 2014, AB purchased 8.5 million and 3.6 million Holding units for $218 million and $93 million respectively. These amounts reflect open-market purchases of 5.8 million and 0.3 million Holding units for $151 million and $7 million, respectively, with the remainder relating to purchases of Holding units from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election.

   During 2015, AB granted to employees and eligible directors 7.4 million restricted AB Holding unit awards (including 7.0 million granted in December for 2015 year-end awards). During 2014, AB granted to employees and eligible directors 7.6 million restricted AB Holding awards (including 6.6 million granted in December 2013 for 2014 year-end awards). Prior to third quarter 2014, AB funded these awards by allocating previously repurchased Holding units that had been held in its consolidated rabbi trust.

   During 2015 and 2014, AB Holding issued 0.5 million and 1.1 million Holding units, respectively, upon exercise of options to buy AB Holding units. AB Holding used the proceeds of $9 million and $19 million, respectively, received from employees as payment in cash for the exercise price to purchase the equivalent number of newly-issued Holding units.

   Effective July 1, 2013, management of AB and AB Holding retired all unallocated Holding units in AB's consolidated rabbi trust. To retire such units, AB delivered the unallocated Holding units held in its consolidated rabbi trust to AB Holding in exchange for the same amount of AB units. Each entity then retired its respective units. As a result, on July 1, 2013, each of AB's and AB Holding's units outstanding decreased by approximately
   13.1 million units. AB and AB Holding intend to retire additional units as AB purchases Holding units on the open market or from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, if such units are not required to fund new employee awards in the near future. If a sufficient number of Holding units is not available in the rabbi trust to fund new awards, AB Holding will issue new Holding units in exchange for newly-issued AB units, as was done in December 2013.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AB totaling $173 million, $173 million and $156 million for 2015, 2014 and 2013, respectively. The cost of the 2015 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   On July 1, 2010, the AB 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and eligible directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the aggregate number of Holding units with respect to which awards may be granted is 60 million, including no more than 30 million newly-issued Holding units. As of December 31, 2015, 302,443 options to buy Holding units had been granted and 47.2 million Holding units net of forfeitures, were subject to other Holding unit awards made under the 2010 Plan. Holding unit-based awards (including options) in respect of 12.5 million Holding units were available for grant as of December 31, 2015.

14)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                                 2015        2014       2013
                                              ----------  ---------  ----------
                                                        (IN MILLIONS)
Income tax (expense) benefit:
  Current (expense) benefit.................. $      (36) $    (552) $      197
  Deferred (expense) benefit.................       (150)    (1,143)      1,876
                                              ----------  ---------  ----------
Total........................................ $     (186) $  (1,695) $    2,073
                                              ==========  =========  ==========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35.0%. The sources of the difference and their tax effects are as follows:

                                                 2015        2014       2013
                                              ----------  ---------  ----------
                                                        (IN MILLIONS)

Expected income tax (expense) benefit........ $     (578) $  (2,140) $    1,858
Noncontrolling interest......................        124        119         101
Separate Accounts investment activity........        181        116         122
Non-taxable investment income (loss).........          8         12          20
Tax audit interest...........................          1         (6)        (14)
State income taxes...........................          1         (4)         (6)
AB Federal and foreign taxes.................          2          4           2
Tax settlement...............................         77        212          --
Other........................................         (2)        (8)        (10)
                                              ----------  ---------  ----------
Income tax (expense) benefit................. $     (186) $  (1,695) $    2,073
                                              ==========  =========  ==========

   In second quarter 2015, the Company recognized a tax benefit of $77 million related to settlement with the IRS on the appeal of proposed adjustments to the Company's 2004 and 2005 Federal corporate income tax returns.

   In second quarter 2014 the Company recognized a tax benefit of $212 million related to settlement of the IRS audit for tax years 2006 and 2007.

   In February 2014, the IRS released Revenue Ruling 2014-7, eliminating the IRS' previous guidance related to the methodology to be followed in calculating the Separate Account dividends received deduction ("DRD"). However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues previously raised related to the calculation of the DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                                  DECEMBER 31, 2015         December 31, 2014
                                              ------------------------- -------------------------
                                               ASSETS     LIABILITIES    Assets     Liabilities
                                              --------- --------------- --------- ---------------
                                                                 (IN MILLIONS)

Compensation and related benefits............ $     110 $            -- $     150 $            --
Reserves and reinsurance.....................        --           1,740        --           1,785
DAC..........................................        --           1,253        --           1,162
Unrealized investment gains or losses........        --             134        --             614
Investments..................................        --           1,437        --           1,490
Net operating losses and credits.............       424              --       512              --
Other........................................        --              25       112              --
                                              --------- --------------- --------- ---------------
Total........................................ $     534 $         4,589 $     774 $         5,051
                                              ========= =============== ========= ===============

   As of December 31, 2015, the Company had $424 million of AMT credits which do not expire.

   The Company does not provide income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2015, $255 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested outside the United States. At existing applicable income tax rates, additional taxes of approximately $103 million would need to be provided if such earnings were remitted.

   At December 31, 2015 and 2014, of the total amount of unrecognized tax benefits $344 million and $397 million, respectively, would affect the effective rate.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2015 and 2014 were $52 million and $77 million, respectively. For 2015, 2014 and 2013, respectively, there were $(25) million, $(43) million and $15 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                 2015       2014      2013
                                              ---------  ---------  --------
                                                       (IN MILLIONS)

Balance at January 1,........................ $     475  $     592  $    573
Additions for tax positions of prior years...        44         56        57
Reductions for tax positions of prior years..      (101)      (181)      (38)
Additions for tax positions of current year..        --          8        --
                                              ---------  ---------  --------
Balance at December 31,...................... $     418  $     475  $    592
                                              =========  =========  ========

   During the second quarter of 2015, the Company reached a settlement with the IRS on the appeal of proposed adjustments to the Company's 2004 and 2005 Federal corporate income tax returns. The IRS commenced their examination of the 2008 and 2009 tax years in 2015. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

15)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                          DECEMBER 31,
                                              -----------------------------------
                                                 2015        2014         2013
                                              ----------  ----------  -----------
                                                         (IN MILLIONS)

Unrealized gains (losses) on investments..... $      241  $    1,122  $       153
Foreign currency translation adjustments.....        (58)        (33)         (12)
Defined benefit pension plans................        (12)       (780)        (757)
                                              ----------  ----------  -----------
Total accumulated other comprehensive income
  (loss).....................................        171         309         (616)
                                              ----------  ----------  -----------
Less: Accumulated other comprehensive
  (income) loss attributable to
  noncontrolling interest....................         57          42           13
                                              ----------  ----------  -----------
Accumulated Other Comprehensive Income
  (Loss) Attributable to AXA Equitable....... $      228  $      351  $      (603)
                                              ==========  ==========  ===========

   Immediately preceding the Assumption Transaction, the AXA Equitable QP had approximately $1,193 million unrecognized net actuarial losses in AOCI that were transferred to AXA Financial, resulting in an increase in AOCI and a decrease in additional paid in capital of $1,193 million ($772 million net of tax), the net impact to AXA Equitable's consolidated Shareholder's Equity was $0.

   The components of OCI for the past three years, net of tax, follow:

                                                  2015        2014       2013
                                               ----------  ---------  ----------
                                                         (IN MILLIONS)
Foreign currency translation adjustments:
  Foreign currency translation gains
   (losses) arising during the period......... $      (25) $     (21) $      (12)
  (Gains) losses reclassified into net
   earnings (loss) during the period..........         --         --          --
                                               ----------  ---------  ----------
  Foreign currency translation adjustment.....        (25)       (21)        (12)
                                               ----------  ---------  ----------
Change in net unrealized gains (losses) on
  investments:
  Net unrealized gains (losses) arising
   during the year............................     (1,020)     1,043      (1,550)
  (Gains) losses reclassified into net
   earnings (loss) during the year/(1)/.......         12         37          49
                                               ----------  ---------  ----------
Net unrealized gains (losses) on investments..     (1,008)     1,080      (1,501)
Adjustments for policyholders liabilities,
  DAC, insurance liability loss recognition
  and other...................................        127       (111)        302
                                               ----------  ---------  ----------
Change in unrealized gains (losses), net of
  adjustments and (net of deferred income
  tax expense (benefit) of $(480), $529 and
  $(654)).....................................       (881)       969      (1,199)
                                               ----------  ---------  ----------
Change in defined benefit plans:
  Net gain (loss) arising during the year.....         --        (95)        198
  Prior service cost arising during the year..         --         --          --
  Less: reclassification adjustments to net
  earnings (loss) for:/(2)/
   Amortization of net (gains) losses
     included in net periodic cost............         (4)        72         101
   Amortization of net prior service credit
     included in net periodic cost............         --         --          --
                                               ----------  ---------  ----------
Change in defined benefit plans (net of
  deferred income tax expense (benefit) of
  $(2), $(15) and $161).......................         (4)       (23)        299
                                               ----------  ---------  ----------
Total other comprehensive income (loss), net
  of income taxes.............................       (910)       925        (912)
Less: Other comprehensive (income) loss
  attributable to noncontrolling interest.....         15         29          (8)
                                               ----------  ---------  ----------
Other Comprehensive Income (Loss)
  Attributable to AXA Equitable............... $     (895) $     954  $     (920)
                                               ==========  =========  ==========

  /(1)/See "Reclassification adjustments" in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(6) million, $(19) million and $(26) million for 2015, 2014 and 2013, respectively.
  /(2)/These AOCI components are included in the computation of net periodic costs (see Note 12). Reclassification amounts presented net of income tax expense (benefit) of $2 million, $(39) million and $(54) million for 2015, 2014 and 2013, respectively.

   Investment gains and losses reclassified from AOCI to net earnings (loss) primarily consist of realized gains (losses) on sales and OTTI of AFS securities and are included in Total investment gains (losses), net on the consolidated statements of earnings (loss). Amounts reclassified from AOCI to net earnings (loss) as related to defined benefit plans primarily consist of amortizations of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in Compensation and benefit expenses in the consolidated statements of earnings (loss). Amounts presented in the table above are net of tax.

16)COMMITMENTS AND CONTINGENT LIABILITIES

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2016 and the four successive years are $216 million, $215 million, $201 million, $189 million, $166 million and $946 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2016 and the four successive years is $32 million, $31 million, $30 million, $30 million, $13 million and $67 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2015, 2014 and 2013, respectively, AXA Equitable recorded $3 million, $42 million and $85 million pre-tax charges related to severance and lease costs. The amounts recorded in 2014 and 2013 included pre-tax charges of $25 million and $52 million, respectively, related to the reduction in office space in the Company's 1290 Avenue of the Americas, New York, NY headquarters. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                       DECEMBER 31,
                                              -----------------------------
                                                2015       2014      2013
                                              --------  ---------  --------
                                                      (IN MILLIONS)
Balance, beginning of year................... $    113  $     122  $     52
Additions....................................       10         21       140
Cash payments................................      (32)       (24)      (66)
Other reductions.............................       (2)        (6)       (4)
                                              --------  ---------  --------
Balance, End of Year......................... $     89  $     113  $    122
                                              ========  =========  ========

   During 2013, AB recorded $28 million of pre-tax real estate charges related to a global office space consolidation plan. The charges reflected the net present value of the difference between the amount of AB's on-going contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space offset by changes in estimates relating to previously recorded real estate charges. Included in the 2013, real estate charge was a charge of $17 million related to additional sublease losses resulting from the extension of sublease marketing periods. AB will compare current sublease market conditions to those assumed in their initial write-offs and record any adjustments if necessary.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates and others. At December 31, 2015, these arrangements include commitments by the Company to provide equity financing of $568 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2015. The Company had $866 million of commitments under existing mortgage loan agreements at December 31, 2015.

   AB maintains a guarantee in connection with the AB Credit Facility. If SCB LLC is unable to meet its obligations, AB will pay the obligations when due or on demand. In addition, AB maintains guarantees totaling $400 million for the three of SCB LLC's three uncommitted lines of credit.

   AB maintains a guarantee with a commercial bank, under which it guarantees the obligations in the ordinary course of business of SCB LLC, Sanford C. Bernstein Limited ("SCBL") and AllianceBernstein Holdings (Cayman) Ltd. ("AB Cayman"). AB also maintains three additional guarantees with other commercial banks under which it guarantees approximately $361 million of obligations for SCBL. In the event that SCB LLC, SCBL or AB Cayman is unable to meet its obligations, AB will pay the obligations when due or on demand.

   During 2009, AB entered into a subscription agreement under which it committed to invest up to $35 million, as amended in 2011, in a venture capital fund over a six-year period. As of December 31, 2015 AB had funded $32 million of this commitment.

   During 2010, as general partner of the AB U.S. Real Estate L.P. (the "Real Estate Fund"), AB committed to invest $25 million in the Real Estate
   Fund. As of December 31, 2015, AB had funded $1 million of this commitment.

   During 2012, AB entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2015, AB had funded $6 million of this commitment.

   In December 2015, AB provided a 60 day guarantee to a commercial bank for borrowings by a company-sponsored fund up to a maximum of $50 million. The bank provided the fund with a limited partner subscription line for the unfunded commitments of the fund's limited partners. The fund is expected to repay the bank by calling capital from the limited partners. To the extent the fund is not able to repay the loan to the bank, AB will repay the loan under the guarantee, up to $50 million. The fund will repay AB for all amounts paid by AB under the guarantee.

   AB has not been required to perform under any of the above agreements and currently have no liability in connection with these agreements.

17)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("AXA Equitable FMG") ("Sivolella Litigation"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and AXA Equitable FMG for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In the amended complaint, plaintiff seeks recovery of the alleged overpayments, rescission of the contracts, restitution of all fees paid, interest, costs, attorney fees, fees for expert witnesses and reserves the right to seek punitive damages where applicable. In December 2011, AXA Equitable and AXA Equitable FMG filed a motion to dismiss the amended complaint. In May 2012, the Plaintiff voluntarily dismissed her claim under Section 26(f) seeking restitution and rescission under Section 47(b) of the 1940 Act. In September 2012, the Court denied the defendants' motion to dismiss as it related to the Section 36(b) claim and granted the defendants' motion as it related to the unjust enrichment claim.

   In January 2013, a second lawsuit was filed in the United States District Court of the District of New Jersey entitled Sanford et al. v. AXA Equitable FMG ("Sanford Litigation"). The lawsuit was filed derivatively on behalf of eight funds, four of which are named in the Sivolella lawsuit as well as four new funds, and seeks recovery under Section 36(b) of the Investment Company Act for alleged excessive fees paid to AXA Equitable FMG for investment management services. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the parties and the Court agreed to consolidate the two lawsuits.

   In April 2013, the plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the Investment Company Act for recovery of alleged excessive fees paid to AXA Equitable FMG in its capacity as administrator of EQ Advisors Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs and fees. In January 2015, defendants filed a motion for summary judgment as well as various motions to strike certain of the Plaintiffs' experts in the Sivolella and Sanford Litigations. Also in January 2015, two Plaintiffs in the Sanford Litigation filed a motion for partial summary judgment relating to the EQ/Core Bond Index Portfolio as well as motions in limine to bar admission of certain documents and preclude the testimony of one of defendants' experts. In August 2015, the Court denied Plaintiffs' motions in limine and also denied both parties motions for summary judgment. The trial commenced in January 2016 and testimony concluded in February 2016. Closing arguments are scheduled to occur in May 2016 following post-trial briefing.

   In April 2014, a lawsuit was filed in the United States District Court for the Southern District of New York, entitled Andrew Yale, on behalf of himself and all others similarly situated v. AXA Life Insurance Company F/K/A AXA Equitable Life Insurance Company. The lawsuit is a putative class action on behalf of all persons and entities that, between 2011 and March 11, 2014, directly or indirectly, purchased, renewed or paid premiums on life insurance policies issued by AXA Equitable (the "Policies"). The complaint alleges that AXA Equitable did not disclose in its New York statutory annual statements or elsewhere that the collateral for certain reinsurance transactions with affiliated reinsurance companies was supported by parental guarantees, an omission that allegedly caused AXA Equitable to misrepresent its "financial condition" and "legal reserve system." The lawsuit seeks recovery under Section 4226 of the New York Insurance Law of all premiums paid by the class for the Policies during the relevant period. In June 2014, AXA Equitable filed a motion to dismiss the complaint on procedural grounds, which was denied in October 2014. In February 2015, plaintiffs substituted two new named plaintiffs and the action is now entitled Ross v. AXA Equitable Life Insurance Company. In July 2015, the Court granted AXA Equitable's motion to dismiss for lack of subject matter jurisdiction. In August 2015, plaintiffs filed a notice of appeal.

   In April 2015, the same plaintiffs' law firm filed a second action in the United States District Court for the Southern District of New York on behalf of a putative class of variable annuity holders with "Guaranteed Benefits Insurance Riders," entitled Calvin W. Yarbrough, on behalf of himself and all others similarly situated v. AXA Equitable Life Insurance Company. The new action covers the same class period, makes substantially the same allegations, and seeks the same relief (return of all premium paid by class members) as the first action on behalf of life insurance policyholders. In October 2015, the Court, on its own, dismissed the Yarbrough litigation on similar grounds as Ross. In October 2015, plaintiff filed a notice of appeal.

   A lawsuit was filed in the Supreme Court of the State of New York, County of Westchester, Commercial Division ("New York state court") in June 2014, entitled Jessica Zweiman, Executrix of the Estate of Anne Zweiman, on behalf of herself and all others similarly situated v. AXA Equitable Life Insurance Company. The lawsuit is a putative class action on behalf of "all persons who purchased variable annuities from AXA Equitable which subsequently became subject to the ATM Strategy, and who suffered injury as a result thereof." Plaintiff asserts that AXA Equitable breached the variable annuity contracts by implementing the volatility management tool. The lawsuit seeks unspecified damages. In July 2014, AXA Equitable filed a notice of removal to the United States District Court for the Southern District of New York. In September 2015, the New York federal district court granted AXA Equitable's motion to dismiss the Complaint. In October 2015, plaintiff filed a notice of appeal. In February 2016, plaintiff voluntarily dismissed her appeal.

   In November 2014, one of the plaintiff's law firms in Zweiman filed a separate lawsuit entitled Arlene Shuster, on behalf of herself and all others similarly situated v. AXA Equitable Life Insurance Company in the Superior Court of New Jersey, Camden County ("New Jersey state court"). This lawsuit is a putative class action on behalf of "all AXA [Equitable] variable life insurance policyholders who allocated funds from their Policy Accounts to investments in AXA's Separate Accounts, which were subsequently subjected to volatility-management strategy, and who suffered injury as a result thereof" and asserts a claim for breach of contract similar to the claim in Zweiman. In February 2016, the New Jersey State Court dismissed the Complaint.

   In August 2015, another of the plaintiff's law firms in Zweiman filed a third lawsuit entitled Richard T. O'Donnell, on behalf of himself and all other similarly situated v. AXA Equitable Life Insurance Company in Connecticut Superior Court, Judicial Division of New Haven ("Connecticut state court"). This lawsuit purports to cover the same class definition, makes substantially the same allegations, and seeks the same relief as in Zweiman. In November 2016, the Connecticut federal district court transferred the action to the United States District Court for the Southern District of New York.

   ALLIANCEBERNSTEIN LITIGATION

   During first quarter 2012, AB received a legal letter of claim (the "Letter of Claim") sent on behalf of Philips Pension Trustees Limited and Philips Electronics UK Limited ("Philips"), a former pension fund client, alleging that AB Limited (one of AB's subsidiaries organized in the United Kingdom) was negligent and failed to meet certain applicable standards of care with respect to the initial investment in, and management of, a (Pounds)500 million portfolio of U.S. mortgage-backed securities. Philips has alleged damages ranging between $177 million and $234 million, plus compound interest on an alleged $125 million of realized losses in the portfolio. On January 2, 2014, Philips filed a claim form ("Claim") in the High Court of Justice in London, England, which formally commenced litigation with respect to the allegations in the Letter of Claim. AB believes that it has strong defenses to these claims, which were set forth in AB's October 12, 2012 response to the Letter of Claim and AB's June 27, 2014 Statement of Defence in response to the Claim, and AB intends to defend this matter vigorously.

           ---------------------------------------------------------

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

   In addition to the matters described above, a number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These actions and proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, the use of captive reinsurers, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters. In addition, a number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against businesses in the jurisdictions in which AXA Equitable and its subsidiaries do business, including actions and proceedings related to alleged discrimination, alleged breaches of fiduciary duties in connection with qualified pension plans and other general business-related matters. Some of the matters have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements. Courts, juries and regulators often have substantial discretion in awarding damage awards and fines, including punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such actions and proceedings. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards and regulatory fines that bear little or no relation to actual economic damages incurred, continues to create the potential for an unpredictable judgment in any given matter.

18)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under New York Insurance law, a domestic life insurer may not, without prior approval of the NYDFS, pay a dividend to its shareholders exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than approximately $1,525 million during 2016. Payment of dividends exceeding this amount requires the insurer to file a notice of its intent to declare such dividends with the NYDFS who then has 30 days to disapprove the distribution. For 2015, 2014 and 2013, respectively, AXA Equitable's statutory net income (loss) totaled $2,038 million, $1,664 million and $(28) million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,895 million and $5,793 million at December 31, 2015 and 2014, respectively. In 2015, AXA Equitable paid $767 million in shareholder dividends and transferred approximately 10.0 million in Units of AB (fair value of $245 million) in the form of a dividend to AEFS. In 2014, AXA Equitable paid $382 million in shareholder dividends. In 2013, AXA Equitable paid $234 million in shareholder dividends and transferred approximately
   10.9 million in Units of AB (fair value of $234 million) in the form of a dividend to AEFS.

   At December 31, 2015, AXA Equitable, in accordance with various government and state regulations, had $55 million of securities on deposit with such government or state agencies.

   In 2015, AXA Equitable repaid $200 million of third party surplus notes at maturity. In 2014 and 2013 AXA Equitable, with the approval of the NYDFS, repaid at par value plus accrued interest of $825 million and $500 million, respectively, of outstanding surplus notes to AXA Financial.

   At December 31, 2015 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2015.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AB and AB Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP;
   (g) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (h) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (i) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP, (j) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting and (k) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

19)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from operations before income taxes to total revenues and earnings (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                                 2015         2014        2013
                                              ----------  -----------  ----------
                                                         (IN MILLIONS)
SEGMENT REVENUES:
Insurance/(1)/............................... $    6,822  $    12,656  $      (54)
Investment Management/(2)/...................      3,025        3,011       2,915
Consolidation/elimination....................        (28)         (27)        (21)
                                              ----------  -----------  ----------
Total Revenues............................... $    9,819  $    15,640  $    2,840
                                              ==========  ===========  ==========

  /(1)/Includes investment expenses charged by AB of approximately $45 million, $40 million and $37 million for 2015, 2014 and 2013, respectively, for services provided to the Company.
  /(2)/Intersegment investment advisory and other fees of approximately $73 million, $67 million and $58 million for 2015, 2014 and 2013, respectively, are included in total revenues of the Investment Management segment.

                                                  2015        2014        2013
                                              -----------  ---------- -----------
                                                         (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM OPERATIONS,
BEFORE INCOME TAXES:
Insurance.................................... $     1,033  $    5,512 $    (5,872)
Investment Management/(1)/...................         618         603         564
Consolidation/elimination....................          (1)         --          (1)
                                              -----------  ---------- -----------
Total Earnings (Loss) from Operations,
  before Income Taxes........................ $     1,650  $    6,115 $    (5,309)
                                              ===========  ========== ===========

  /(1)/Net of interest expenses incurred on securities borrowed.

                                                             DECEMBER 31,
                                                        ----------------------
                                                           2015        2014
                                                        ----------  ----------
                                                             (IN MILLIONS)
SEGMENT ASSETS:
Insurance.............................................. $  182,738  $  184,018
Investment Management..................................     11,895      11,990
Consolidation/elimination..............................         (7)         (3)
                                                        ----------  ----------
Total Assets........................................... $  194,626  $  196,005
                                                        ==========  ==========

   In accordance with SEC regulations, the Investment Management segment includes securities with a fair value of $460 million and $415 million which have been segregated in a special reserve bank custody account at December 31, 2015 and 2014, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

20)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2015 and 2014 are summarized below:

                                                              THREE MONTHS ENDED
                                              -------------------------------------------------
                                               MARCH 31    JUNE 30    SEPTEMBER 30  DECEMBER 31
                                              ---------- -----------  ------------ ------------
                                                                (IN MILLIONS)
2015
----
Total Revenues............................... $    3,567 $       220   $     5,714 $        318
                                              ========== ===========   =========== ============
Total benefits and other deductions.......... $    2,437 $     1,973   $     2,375 $      1,384
                                              ========== ===========   =========== ============
Net earnings (loss).......................... $      854 $    (1,025)  $     2,275 $       (640)
                                              ========== ===========   =========== ============

2014
----
Total Revenues............................... $    3,706 $     3,524   $     3,754 $      4,656
                                              ========== ===========   =========== ============
Total benefits and other deductions.......... $    2,195 $     2,342   $     2,186 $      2,802
                                              ========== ===========   =========== ============
Net earnings (loss).......................... $    1,056 $     1,038   $     1,077 $      1,249
                                              ========== ===========   =========== ============

                                    PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

         (a) The following Financial Statements are included in Part B of the Registration Statement:

              The financial statements of AXA Equitable Life Insurance Company and Separate Account No. 49 are included in the Statement of Additional Information.

         (b)  Exhibits.

              The following exhibits correspond to those required by paragraph
         (b) of item 24 as to exhibits in Form N-4:

         1. Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

         2.   Not applicable.

         3.
              (a) Distribution Agreement, dated as of January 1, 1998 by and between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-64749) filed on August 5, 2011.

              (a)(i) First Amendment dated as of January 1, 2001 to the
                     Distribution Agreement dated as of January 1, 1998 between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-127445) filed on August 11, 2005.

              (a)(ii)Second Amendment dated as of January 1, 2012 to the
                     Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors, LLC, incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

             (a)(iii)Third Amendment dated as of November 1, 2014 to the
                     Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors, LLC, incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 2-30070) filed on April 19, 2016.

              (b) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000 previously filed with this Registration Statement (File
                     No. 333-05593) on April 19, 2001.

              (c) Transition Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000, previously filed with this Registration Statement, (File
                     No. 333-05593), on April 19, 2001.

              (d) General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with Registration Statement (File
                     No. 2-30070) on April 19, 2004, and incorporated herein by reference.

              (d)(i) First Amendment dated as of January 1, 2003 to General
                     Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

              (d)(ii)Second Amendment dated as of January 1, 2004 to General
                     Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

             (d)(iii)Third Amendment dated as of July 19, 2004 to General Agent
                     Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries Incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

              (d)(iv)Fourth Amendment dated as of November 1, 2004 to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

              (d)(v) Fifth Amendment dated as of November 1, 2006, to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

              (d)(vi)Sixth Amendment dated as of February 15, 2008, to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

             (d)(vii)Seventh Amendment dated as of February 15, 2008, to
                     General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to
                     Exhibit 3(r), filed on April 20, 2009.

            (d)(viii)Eighth Amendment dated as of November 1, 2008, to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

              (d)(ix)Ninth Amendment dated as of November 1, 2011 to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

              (d)(x) Tenth Amendment dated as of November 1, 2013 to General
                     Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750), filed on October 10, 2014.

              (d)(xi)Eleventh Amendment dated as of November 1, 2013 to General
                     Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750), filed on October 10, 2014.

             (d)(xii)Twelfth Amendment dated as of November 1, 2013 to General
                     Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750), filed on October 10, 2014.

            (d)(xiii)Thirteenth Amendment dated as of October 1, 2014 to
                     General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-202147) filed on September 9, 2015.

             (d)(xiv)Fourteenth Amendment dated as of August 1, 2015 to General
                     Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to this Registration Statement on Form N-4 (File No. 2-30070), filed on
                     April 19, 2016.

              (e) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, previously filed with this Registration Statement, File No. 333-05593, on April 20, 2005.

              (f) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, previously filed with this Registration Statement, File No. 333-05593, on April 20, 2005.

         4.   Contracts. (Including Riders and Endorsements)

              (a) Form of Endorsement Applicable to Traditional IRA (Form No. 2010IRA-I-PCS) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (b) Form of Endorsement Applicable to Non-Qualified Contracts (Form No. 2010NQ-I-PCS) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (c) Form of Endorsement Applicable to Roth IRA Contracts (Form No. 2010ROTH-I-PCS) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (d) Form of Flexible Premium Deferred Variable and Index Linked Annuity Contract (Form No. 2010PCSBASE-I-A) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (e)    Form of Data Page (Part A - Personal Data) (Form
                     No. 2010PCSDP) previously filed with this Registration Statement No. 333-165395 on September 20, 2010, and was refiled with this Registration Statement No. 333-165395 on August 30, 2012.

              (f) Form of Data Page (Part C - Charges) (Form No. 2010PCSDP-ADV) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (g)(i) Form of Data Page (Part C - Charges) (Form
                     No. 2010PCSDP-B) previously filed with this Registration Statement No. 333-165395 on September 20, 2010, and was refiled with this Registration Statement No. 333-165395 on August 30, 2012.

              (g)(ii)Form of Data Page (Part C - Charges) (Form No.
                     2012PCSDP-C), filed with this Registration Statement No. 333-165395 on August 30, 2012.

              (h) Form of Endorsement Applicable to The Protected Investment Option (Form No. 2014ECAPENDO-I) previously filed with this Registration Statement No. 333-165395 on May 13, 2014.

              (i) Endorsement Applicable to the Protected Investment Option (2014ECAPENDO), filed herewith on April 22, 2015.

              (j) Endorsement Applicable to the Qualified Defined Benefit Plans (2014QPDB-PCS), filed herewith on April 22, 2015.

         5.   Applications.

              (a) Form of Enrollment Form/Application 2010 PCS App 01 (AXA Advisors), previously filed with this Registration Statement No. 333-165395 on September 20, 2010, and was refiled with this Registration Statement No. 333-165395 on August 30, 2012.

              (b) Form of Enrollment Form/Application 2010 PCS App 02 (AXA Distributors, LLC), previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (c) Form of Enrollment Form/Application 2010 PCSI App 01 (AXA Advisors), previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (d) Form of Enrollment Form/Application 2010 PCSI App 02 (AXA Distributors, LLC), previously filed with this Registration Statement No. 333-165395 on September 20, 2010, and was refiled with this Registration Statement No. 333-165395 on August 30, 2012.

              (e) Form of Enrollment Form/Application 2014 SCS App 01 ADV (AXA Advisors), previously filed with this Registration Statement No. 333-165395 on May 13, 2014.

              (f) Form of Enrollment Form/Application 2014 SCS App 01 B (AXA Advisors), previously filed with this Registration Statement No. 333-165395 on May 13, 2014.

              (g) Form of Enrollment Form/Application 2014 SCS App 01 C (AXA Advisors), previously filed with this Registration Statement No. 333-165395 on May 13, 2014.

              (h) Form of Enrollment Form/Application 2014 SCS App 02 ADV (AXA Distributors, LLC), previously filed with this Registration Statement No. 333-165395 on May 13, 2014.

              (i) Form of Enrollment Form/Application 2014 SCS App 02 B (AXA Distributors, LLC), previously filed with this Registration Statement No. 333-165395 on May 13, 2014.

              (j) Form of Enrollment Form/Application 2014 SCS App 02 C (AXA Distributors, LLC), previously filed with this Registration Statement No. 333-165395 on May 13, 2014.

         6.   Depositor's Certificate of Incorporation And By-Laws.

              (a) Restated Charter of AXA Equitable, as amended August 31, 2010, incorporated herein by reference to Registration Statement on Form N-4, (File No. 333-05593), filed on April 24, 2012.

              (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

         7.   Reinsurance Contracts. Not applicable.

         8.   Participation Agreements.

              (a) Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable Life Insurance Company ("AXA Equitable"), AXA Distributors, LLC and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor's Trust Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on February 7, 2003.

              (a)(i) Amendment No. 1, dated May 2, 2003, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

              (a)(ii)Amendment No. 2, dated July 9, 2004, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

             (a)(iii)Amendment No. 3, dated October 1, 2004, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

              (a)(iv)Amendment No. 4, dated May 1, 2005, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

              (a)(v) Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

              (a)(vi)Amendment No. 6, dated August 1, 2006, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

             (a)(vii)Amendment No. 7, dated May 1, 2007, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

            (a)(viii)Amendment No. 8, dated January 1, 2008, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

              (a)(ix)Amendment No. 9, dated May 1, 2008, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

              (a)(x) Amendment No. 10, dated January 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

              (a)(xi)Amendment No. 11, dated May 1, 2009, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

             (a)(xii)Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

            (a)(xiii)Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

             (a)(xiv)Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

              (a)(xv)Amendment No. 15, dated June 7, 2011 , to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

             (a)(xvi)Amendment No. 16, dated April 30, 2012, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors, LLC, dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 96 to the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 7, 2012.

            (a)(b)(i)Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

           (a)(b)(ii)Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

          (a)(b)(iii)Amendment No. 2 dated as of October 21, 2013 to the Second
                     Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

           (a)(b)(iv)Amendment No. 3, dated as of April 4, 2014 ("Amendment No. 3"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

            (a)(b)(v)Amendment No. 4, dated as of June 1, 2014 ("Amendment
                     No. 4"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

           (a)(b)(vi)Amendment No. 5, dated as of July 16, 2014 ("Amendment No. 5"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties") "), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on February 5, 2015.

          (a)(b)(vii)Amendment No. 6, dated as of April 30, 2015 ("Amendment
                     No. 6"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 16, 2015.

         9.   Legal Opinion.

              Opinion and Consent of Shane Daly, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

         10.  Other Opinions.

              (a)    Consent of PricewaterhouseCoopers LLP, filed herewith.

              (b)    Powers of Attorney, filed herewith.

         11.  Omitted Financial Statements. Not applicable.
         12.  Initial Capital Agreements. Not applicable.

Item 25.Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.


NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH
BUSINESS ADDRESS               AXA EQUITABLE
------------------             --------------------------
DIRECTORS

Henri de Castries              Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                  Director
AXA
25, Avenue Matignon
75008 Paris, France

Barbara Fallon-Walsh           Director
1670 Stephens Drive
Wayne, PA 19087

Daniel G. Kaye                 Director
767 Quail Run
Inverness, IL 60067

Peter S. Kraus                 Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Kristi A. Matus                Director
Athenahealth, Inc.
311 Arsenal Street
Watertown, MA 02472

Ramon de Oliveira              Director
Investment Audit Practice, LLC
70 South Fifth Street
Park Ridge, NJ 07656

Bertram L. Scott               Director
Novant Health, Inc.
108 Providence Road
Charlotte, NC 28207

Lorie A. Slutsky               Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Richard C. Vaughan             Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTOR

*Mark Pearson                  Chairman of the Board,
                               Chief Executive Officer, Director and President

OTHER OFFICERS

*Dave S. Hattem                Senior Executive Director and General Counsel

*Heinz-Juergen Schwering       Managing Director and Chief Risk Officer

*Anders B. Malmstrom           Senior Executive Director and Chief Financial
                               Officer

*Salvatore Piazzolla           Senior Executive Director and Chief Human
                               Resources Officer

*Priscilla Sims Brown          Senior Executive Director and Chief Marketing
                               Officer

*Joshua E. Braverman           Senior Executive Director, Chief Investment
                               Officer and Treasurer

*Anthony F. Recine             Managing Director, Chief Compliance Officer and
                               Deputy General Counsel

*Sharon A. Ritchey             Senior Executive Director and Chief Operating
                               Officer

*Michael B. Healy              Executive Director and Chief Information Officer

*Andrea M. Nitzan              Executive Director, Chief Accounting Officer
                               and Controller

*Nicholas B. Lane              Senior Executive Director and Head of U.S. Life
                               and Retirement

*Kevin Molloy                  Senior Executive Director

*Todd Solash                   Senior Executive Director

*Keith Floman                  Managing Director and Chief Actuary

*David Kam                     Managing Director and Actuary

*Michel Perrin                 Managing Director and Actuary

*Karen Field Hazin             Lead Director, Secretary and Associate General
                               Counsel

*Naomi J. Weinstein            Lead Director

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable Life Insurance Company. AXA Equitable Life Insurance Company, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

   AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable Life Insurance Company. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

   Set forth below are the subsidiary charts for the Holding Company and AXA:

(a) The 2015 AXA Group Organizational Charts incorporated herein by reference to Exhibit 26(a) to Registration Statement (File No. 333-207015) on Form N-6 filed December 23, 2015.

(b) The AXA Financial, Inc. - Subsidiary Organization Chart: Q4-2015 is incorporated herein by reference to Exhibit 26(b) to Registration Statement (File No. 2-30070) on Form N-4 filed April 19, 2016.

Item 27. Number of Contractowners

         As of March 31, 2016, there were 31,920 Qualified Contract owners and/or 28,510 Non-Qualified Contract owners of the contracts offered by the registrant under this Registration Statement.

Item 28. Indemnification

         (a)    Indemnification of Directors and Officers

     The by-laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

     7.4 Indemnification of Directors, Officers and Employees. (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

            (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

            (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

            (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

                   (b) To the extent permitted by the law of the State of New York, the Company, or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss.1216)

     The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, ACE, Zurich Insurance Company, AXIS Insurance Company and Chubb Insurance Company. The annual limit on such policies is $105 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

     (b)    Indemnification of Principal Underwriters

     To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Distributors, LLC and AXA Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Distributors, LLC and AXA Advisors, LLC.

     (c)    Undertaking

     Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a) AXA Advisors, LLC, and AXA Distributors, LLC, both affiliates of AXA Equitable and MONY Life Insurance Company of America, are the principal underwriters for Separate Accounts 70 and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY America Variable Account A, MONY America Variable Account K and MONY America Variable Account L. In addition, AXA Advisors is the principal underwriter for AXA Equitable's Separate Accounts 45, 301, A and I. The principal business address of AXA Advisors, LLC and AXA Distributors, LLC, is 1290 Avenue of the Americas, NY, NY 10104.

(b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.

(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA ADVISORS, LLC)
------------------                 --------------------------------------

*David Karr                        Director, Chairman of the Board and Chief
                                   Executive Officer

*Christine Nigro                   Director and Vice Chairman of the Board

*Frank Massa                       Director, President and Chief Operating
                                   Officer

*Nicholas B. Lane                  Director and Chief Retirement Savings
                                   Officer

*Susan LaVallee                    Senior Vice President

*George Papazicos                  Senior Vice President

*Maurya Keating                    Vice President, Chief Broker Dealer Counsel
                                   and Investment and Advisor Chief Compliance
                                   Officer

*Mary Jean Bonadonna               Vice President and Broker-Dealer Chief
                                   Compliance Officer

*Yun Zhang                         Vice President and Treasurer

*Gina Jones                        Vice President and Financial Crime Officer

*Kenneth Webb                      Vice President and Chief Financial Planning
                                   Officer

*Page Pennell                      Vice President

*Philip Pescatore                  Chief Risk Officer

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

*Ronald Herrmann                   Director

*Anders B. Malmstrom               Director

*James Mellin                      Chief Sales Officer

*Thomas Eng                        Chief Privacy Officer

*Kevin Molloy                      Senior Vice President

*Nicholas J. Gismondi              Vice President and Controller

*Sharon A. Ritchey                 Director

*Kadeidre Screen                   Secretary

*Francesca Divone                  Assistant Secretary

(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA DISTRIBUTORS, LLC)
------------------                 --------------------------------------------

*Nicholas B. Lane                  Director, Chairman of the Board, President,
                                   Chief Executive Officer and Chief Retirement
                                   Savings Officer

*Michael P. McCarthy               Senior Vice President and National
                                   Sales Manager

*Todd Solash                       Director and Senior Vice President

*Kevin Molloy                      Senior Vice President and Director

*Ronald Herrmann                   Senior Vice President and Director

*Herve Balzano                     Senior Vice President

*Harvey T. Fladeland               Senior Vice President

*Kathryn Ferrero                   Senior Vice President

*Peter D. Golden                   Senior Vice President

*David Kahal                       Senior Vice President

*Kevin M. Kennedy                  Senior Vice President

*Windy Lawrence                    Senior Vice President

*Graham Day                        Senior Vice President

*Michael Schumacher                Senior Vice President

*Mark Teitelbaum                   Senior Vice President

*Nicholas Gismondi                 Vice President and Chief Financial Officer

*Nicholas D. Huth                  Vice President and General Counsel

*Gina Jones                        Vice President and Financial Crime Officer

*Yun Zhang                         Vice President and Treasurer

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

*Gregory Lashinsky                 Assistant Vice President - Financial
                                   Operations Principal

*Francesca Divone                  Secretary

(c) The information under "Distribution of the Contracts" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 30. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable Life Insurance Company at 1290 Avenue of the Americas, New York, New York 10104, 135 West 50th Street, New York, NY 10020, and 500 Plaza Drive, Secaucus, NJ 07096. The contract files will be kept at Vantage Computer System, Inc., 301 W. 11th Street, Kansas City, Mo. 64105.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the individual annuity contracts and certificates AXA Equitable offers under a group annuity contract (collectively the "contracts") may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

              AXA Equitable represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, in each case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the respective Contracts.

              The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b)of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

                                  SIGNATURES

   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 20th day of April, 2016.

                               SEPARATE ACCOUNT NO. 49 OF
                               AXA EQUITABLE LIFE INSURANCE COMPANY
                                        (Registrant)

                               By:  AXA Equitable Life Insurance Company
                                        (Depositor)

                               By:  /s/ Shane Daly
                                    --------------------------------------------
                                    Shane Daly
                                    Vice President and Associate General Counsel

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City and State of New York, on this 20th day of April, 2016.

                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)

                                         By:  /s/ Shane Daly
                                              ---------------------------------
                                              Shane Daly
                                              Vice President and Associate
                                              General Counsel

As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                  Chairman of the Board, Chief Executive Officer,
                               Director and President

PRINCIPAL FINANCIAL OFFICER:

*Anders B. Malmstrom           Senior Executive Director
                               and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan              Executive Director, Chief Accounting Officer
                               and Controller

*DIRECTORS:

Barbara Fallon-Walsh         Mark Pearson
Daniel G. Kaye               Bertram Scott
Peter S. Kraus               Lorie A. Slutsky
Kristi A. Matus              Richard C. Vaughan

*By:  /s/ Shane Daly
      -------------------------
         Shane Daly
         Attorney-in-Fact

April 20, 2016

                                 EXHIBIT INDEX

  EXHIBIT NO.                                                       TAG VALUE
  -----------                                                       ---------

      9       Opinion and Consent of Counsel                        EX-99.9

      10(a)   Consent of PricewaterhouseCoopers LLP                 EX-99.10a

      10(b)   Powers of Attorney                                    EX-99.10b